UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07705

Virtus Asset Trust

(Exact name of registrant as specified in charter)

101 Munson Street

Greenfield, MA 01301-9668

(Address of principal executive offices) (Zip code)

Jennifer Fromm, Esq.

Vice President, Chief Legal Officer, Counsel and Secretary for Registrant

One Financial Plaza

Hartford, CT 06103-2608

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 243-1574

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	The Report to Shareholders is attached herewith.

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2023
Virtus Seix Core Bond Fund
Virtus Seix Corporate Bond Fund
Virtus Seix Floating Rate High Income Fund
Virtus Seix High Grade Municipal Bond Fund
Virtus Seix High Income Fund
Virtus Seix High Yield Fund
Virtus Seix Investment Grade Tax-Exempt Bond Fund
Virtus Seix Total Return Bond Fund
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund
Virtus Seix Ultra-Short Bond Fund

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		5
Fund	Fund Summary	Schedule of Investments
Virtus Seix Core Bond Fund (“Seix Core Bond Fund”)	9	40
Virtus Seix Corporate Bond Fund (“Seix Corporate Bond Fund”)	12	44
Virtus Seix Floating Rate High Income Fund (“Seix Floating Rate High Income Fund”)	15	47
Virtus Seix High Grade Municipal Bond Fund (“Seix High Grade Municipal Bond Fund”)	18	58
Virtus Seix High Income Fund (“Seix High Income Fund”)	21	60
Virtus Seix High Yield Fund (“Seix High Yield Fund”)	25	65
Virtus Seix Investment Grade Tax-Exempt Bond Fund (“Seix Investment Grade Tax-Exempt Bond Fund”)	29	70
Virtus Seix Total Return Bond Fund (“Seix Total Return Bond Fund”)	32	73
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (“Seix U.S. Government Securities Ultra-Short Bond Fund”)	36	77
Virtus Seix Ultra-Short Bond Fund (“Seix Ultra-Short Bond Fund”)	38	80
Statements of Assets and Liabilities		83
Statements of Operations		88
Statements of Changes in Net Assets		91
Financial Highlights		96
Notes to Financial Statements		102
Report of Independent Registered Public Accounting Firm		120
Tax Information Notice		121
Consideration of Advisory and Subadvisory Agreements by the Board of Trustees		122
Fund Management Tables		127
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadviser votes proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To my fellow shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2023.
After a challenging 2022, most markets posted positive returns in 2023. Inflation slowed measurably while the U.S. economy showed strength. The efforts of the Federal Reserve (“Fed”) and other central banks to manage inflation appeared more likely to generate an economic “soft landing.” A brief banking crisis in March of 2023 was quickly resolved without impacting economic growth, and investor optimism about the possibilities for artificial intelligence (AI) drove stocks higher. By year-end, interest rates were moderating and the Fed announced that rate cuts might be on the horizon, driving equity markets higher.
Domestic equity indexes demonstrated strong performance for the 12 months ended December 31, 2023. U.S. large-capitalization stocks were up 26.29%, as measured by the S&P 500® Index, while small-cap stocks returned 16.93%, as measured by the Russell 2000® Index. International equities also performed well, with developed markets, as measured by the MSCI EAFE® Index (net), returning 18.24%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), returned 9.83%.
In fixed income markets, the yield on the 10-year Treasury made a round trip in 2023, closing at 3.88% on December 31, 2023, from 3.88% on December 31, 2022. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 13.45%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2024
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2023.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,025.40	0.64%	$ 3.27
	Class I	1,000.00	1,027.20	0.50	2.55
	Class R6	1,000.00	1,028.00	0.36	1.84
Seix Corporate Bond Fund
	Class A	1,000.00	1,037.70	0.94	4.83
	Class C	1,000.00	1,032.80	1.64	8.40
	Class I	1,000.00	1,039.10	0.69	3.55
	Class R6	1,000.00	1,040.50	0.42	2.16
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,055.70	0.95	4.92
	Class C	1,000.00	1,052.70	1.53	7.92
	Class I	1,000.00	1,057.40	0.63	3.27
	Class R6	1,000.00	1,059.30	0.53	2.75
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,033.70	0.73	3.74
	Class I	1,000.00	1,033.60	0.58	2.97
Seix High Income Fund
	Class A	1,000.00	1,069.30	0.92	4.80
	Class I	1,000.00	1,072.60	0.67	3.50
	Class R6	1,000.00	1,071.20	0.58	3.03
Seix High Yield Fund
	Class A	1,000.00	1,070.00	0.81	4.23
	Class I	1,000.00	1,071.40	0.63	3.29
	Class R6	1,000.00	1,070.60	0.52	2.71
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,030.50	0.66	3.38
	Class I	1,000.00	1,032.20	0.51	2.61
Seix Total Return Bond Fund
	Class A	1,000.00	1,021.40	0.68	3.46
	Class I	1,000.00	1,022.70	0.44	2.24
	Class R6	1,000.00	1,023.50	0.29	1.48

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	$1,000.00	$1,031.00	0.64%	$3.28
	Class I	1,000.00	1,032.30	0.39	2.00
	Class R6	1,000.00	1,033.00	0.24	1.23
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,031.60	0.63	3.23
	Class I	1,000.00	1,033.90	0.38	1.95

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Seix Core Bond Fund
	Class A	$ 1,000.00	$ 1,021.98	0.64%	$ 3.26
	Class I	1,000.00	1,022.68	0.50	2.55
	Class R6	1,000.00	1,023.39	0.36	1.84
Seix Corporate Bond Fund
	Class A	1,000.00	1,020.47	0.94	4.79
	Class C	1,000.00	1,016.94	1.64	8.34
	Class I	1,000.00	1,021.73	0.69	3.52
	Class R6	1,000.00	1,023.09	0.42	2.14
Seix Floating Rate High Income Fund
	Class A	1,000.00	1,020.42	0.95	4.84
	Class C	1,000.00	1,017.49	1.53	7.78
	Class I	1,000.00	1,022.03	0.63	3.21
	Class R6	1,000.00	1,022.53	0.53	2.70
Seix High Grade Municipal Bond Fund
	Class A	1,000.00	1,021.53	0.73	3.72
	Class I	1,000.00	1,022.28	0.58	2.96
Seix High Income Fund
	Class A	1,000.00	1,020.57	0.92	4.69
	Class I	1,000.00	1,021.83	0.67	3.41
	Class R6	1,000.00	1,022.28	0.58	2.96
Seix High Yield Fund
	Class A	1,000.00	1,021.12	0.81	4.13
	Class I	1,000.00	1,022.03	0.63	3.21
	Class R6	1,000.00	1,022.58	0.52	2.65
Seix Investment Grade Tax-Exempt Bond Fund
	Class A	1,000.00	1,021.88	0.66	3.36
	Class I	1,000.00	1,022.63	0.51	2.60

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Seix Total Return Bond Fund
	Class A	$1,000.00	$1,021.78	0.68%	$3.47
	Class I	1,000.00	1,022.99	0.44	2.24
	Class R6	1,000.00	1,023.74	0.29	1.48
Seix U.S. Government Securities Ultra-Short Bond Fund
	Class A	1,000.00	1,021.98	0.64	3.26
	Class I	1,000.00	1,023.24	0.39	1.99
	Class R6	1,000.00	1,024.00	0.24	1.22
Seix Ultra-Short Bond Fund
	Class A	1,000.00	1,022.03	0.63	3.21
	Class I	1,000.00	1,023.29	0.38	1.94

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2023
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Adjustable Rate Mortgages (“ARMS”)
ARMs, also known as variable-rate mortgages, have an interest rate that may change periodically depending on changes in a corresponding financial index that is associated with the loan.
Asset-Backed Securities (“ABS”)
Asset-backed securities represent interests in pools of underlying assets such as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card arrangements.
Assured Guaranty Municipal Corp.
Assured Guaranty Municipal Corp. operates as an insurance firm. The Company provides municipal bond insurance and financial guarantees for infrastructure and structured financings, as well as institutional asset management services.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate Investment Grade Bond Index
The Bloomberg U.S. Corporate Investment Grade Bond Index measures performance of investment grade corporate bond funds. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index
The Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market. Its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Municipal Bond Index
The Bloomberg U.S. Municipal Bond Index is a market capitalization-weighted index that measures the long-term tax-exempt bond market. The index includes investment grade bonds, general obligations, revenue bonds, insured bonds and pre-funded bonds. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.
Bloomberg U.S. Treasury Bill 3-6 Month Index
The Bloomberg U.S. Treasury Bill 3-6 Month Index is comprised of all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 6 months and more than 3 months, are rated investment grade, and have $250 million or more of outstanding face value. In addition, the securities must be denominated in US dollars and must be fixed rate and non-convertible. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Collateralized Loan Obligation (“CLO”)
A collateralized loan obligation is a type of security backed by a pool of debt, typically low-rated corporate loans, structured so that there are several classes of bondholders with varying maturities, called tranches.
Collateralized Mortgage Obligation (“CMO”)
A collateralized mortgage obligation is a type of mortgage-backed security that is structured so that there are several classes of bonds with varying risk profiles, called tranches.
Commercial Mortgage-Backed Securities (“CMBS”)
Commercial mortgage-backed securities are fixed income investment products backed by mortgage loans on commercial properties such as apartment buildings and complexes, multi-family dwellings, factories, hotels and other commercial real estate.
Constant Maturity Treasury (“CMT”)
The one-year CMT is the interpolated one-year yield of the most recently auctioned 4-, 13-, and 26-week U.S. Treasury bills (T-bills); the most recently auctioned 2-, 3-, 5-, and 10-year U.S. Treasury notes (T-notes); the most recently auctioned U.S. Treasury 30-year bond (T-bond); and the off-the-run Treasuries in the 20-year maturity range.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Credit Default Swap (“CDS”)
A CDS is a financial derivative contract that shifts the credit risk of a fixed income product to a counterparty in exchange for a premium. The buyer of the CDS makes a series of payments (the CDS “fee” or “spread”) to the seller and, in exchange, may expect to receive a payoff if the asset defaults.
Credit Suisse Leveraged Loan Index
The Credit Suisse Leveraged Loan Index is a market-weighted index that tracks the investable universe of the U.S. dollar denominated leveraged loans. The index is calculated on a total return basis, is unmanaged and not available for direct investment. The unmanaged index returns do not reflect any fees, expenses, or sales charges.
Federal Reserve (“Fed”)
The central bank of the United States, responsible for controlling the money supply, interest rates and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches and all national and state banks that are part of the system.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
ICE BofA 10+ Year U.S. Cash Pay High Yield Index
ICE BofA 10+ Year U.S. Cash Pay High Yield Index is a subset of ICE BofA U.S. Cash Pay High Yield Index including all securities with a remaining term to final maturity greater than or equal to 10 years. ICE BofA U.S. Cash Pay High Yield Index tracks the performance of US dollar denominated below investment grade corporate debt, currently in a coupon paying period, that is publicly issued in the U.S. domestic market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA BB U.S. High Yield Index
ICE BofA BB U.S. High Yield Index is a subset of (H0A0) that includes all securities with a given investment grade rating BB. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA CCC & Lower U.S. High Yield Index
ICE BofA CCC & Lower U.S. High Yield Index is a subset of (H0A0) that includes all securities with a given investment grade rating CCC or below. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA Single-B U.S. High Yield Index
ICE BofA Single- B U.S. High Yield Index is a subset of (H0A0) that includes with a given investment grade rating B. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. Distressed High Yield Index
ICE BofAML U.S. Distressed High Yield Index is a subset of (H0A0) which includes any performing issues trading at an option-adjusted spread over 1000 basis points. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
ICE BofA U.S. High Yield BB-B Constrained Index
The ICE BofA U.S. High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
ICE BofA U.S. High Yield Index
The ICE BofA U.S. High Yield Index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the US domestic market. To qualify for inclusion in the index, securities with a given investment grade rating BB. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Intercontinental Exchange (“ICE”)
An American Fortune 500 company formed in 2000 that operates global exchanges and clearing houses, and provides mortgage technology, data and listing services. The company owns exchanges for financial and commodity markets, and operates 12 regulated exchanges and marketplaces. This includes ICE futures exchanges in the United States, Canada and Europe, the Liffe futures exchanges in Europe, the New York Stock Exchange, equity options exchanges and over-the-counter energy, credit and equity markets.
J.P. Morgan Leveraged Loan Index
The J.P. Morgan Leveraged Loan Index is designed to mirror the investable universe of the USD institutional leveraged loan market. The index is comprised of issuers domiciled across the global markets. The international component of the index is comprised of developed market domiciled issuers only. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
J.P. Morgan U.S. High Yield index
The J.P. Morgan U.S. High Yield Index is designed to mirror the investable universe of the U.S. dollar domestic high yield corporate debt market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
J.P. Morgan U.S. Liquid Index
The J.P. Morgan U.S. Liquid Index measures the performance of the Investment Grade dollar-denominated corporate bond market. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Leveraged Loan
Leveraged loans (also known as bank, senior or floating-rate loans) consists of below investment-grade credit quality loans that are arranged by banks and other financial institutions to help companies finance acquisitions, recapitalizations, or other highly leveraged transactions. Such loans may be especially vulnerable to adverse changes in economic or market conditions, although they are senior in the capital structure which typically provides investors/lenders a degree of potential credit risk protection.
London Interbank Offered Rate (“LIBOR”)
A benchmark rate that some of the world’s leading banks charge each other for short-term loans and that serves as the first step to calculating interest rates on various loans throughout the world.
Moral Obligation Bond
A tax-exempt bond issued by a municipality or a state financial intermediary that is backed by the moral, but not legal, obligation of a state government to appropriate funds in case of default.
Markit’s North American High Yield CDX Index (“Markit HYCDX”) (“CDX.NA.HY”)
CDX.NA.HY is composed of 100 liquid North American entities with high yield credit ratings that trade in the credit default swap market.
Mortgage-Backed Securities (“MBS”)
Mortgage-backed securities represent interests in pools of mortgage loans purchased from individual lenders by a federal agency or originated and issued by private lenders.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Municipal Market Data (“MMD”) AAA Curve
The MMD AAA curve represents the MMD analyst team’s opinion of AAA valuation, based on an institutional block size of $2 million-plus market activity in both the primary and secondary municipal bond market.
Option-Adjusted Spread (“OAS”)
An option-adjusted spread is the difference between the yield of a security that pays fixed interest payments and the current U.S. Treasury rates, which represents the rate of return on a risk-free investment.
Payment-in-Kind Security (“PIK”)
A bond which pays interest in the form of additional bonds, or preferred stock which pays dividends in the form of additional preferred stock.
Permanent School Fund Guarantee Program (“PSF-GTD”)
The Permanent School Fund Guarantee Program guarantees bonds issued by a school district or charter school. The PSF-GTD has received “AAA” ratings from the major bond rating services and replaces the need for private bond insurance.
Prime Rate
The federal funds rate commercial banks charge their most creditworthy corporate customers.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Real Estate Mortgage Investment Conduit (“REMIC”)
A pass-through investment vehicle that is used to pool mortgage loans and issue mortgage-backed securities.
Refinitiv USD IBOR Consumer Cash Fallbacks
Refinitiv USD IBOR Consumer Cash Fallbacks provides fallbacks for existing institutional and consumer cash financial products that currently reference U.S. dollar LIBOR.
Residential Mortgage-Backed Securities (“RMBS”)
Residential mortgage-backed securities are fixed income investment products backed by residential mortgage loans.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
School Bond Guaranty (“SCH BD GTY”)
A program by which the bonds issued by certain public school districts and/or charter schools are guaranteed using a pool of assets held by a state for the purpose of ensuring the availability of public education.
Secured Overnight Financing Rate (“SOFR”)
A broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities.
Yield Curve
A yield curve is a line on a graph plotting the interest rates, at a set point in time, of bonds having equal credit quality but different maturity dates.
Yield to Worst (“YTW”)
Yield to worst is the estimated lowest potential yield that can be received on a bond without the issuer actually defaulting.

Ticker Symbols:
Class A: STGIX
Class I: STIGX
Class R6: STGZX
Seix Core Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 4.86%, Class I shares at NAV returned 5.11%, and Class R6 shares at NAV returned 5.26%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.53%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After the horrific year that was 2022, expectations were for a respectable bounce in total return for the Bloomberg U.S. Aggregate Bond Index, but by the end of the third quarter of 2023, the Index’s year-to-date total return was still negative at -1.21%. October offered little hope of any recovery, delivering another -1.58% monthly total return and bringing the year-to-date return to -2.77%.
Then came November and December, a historic two-month period, even going back to the inception of the Bloomberg U.S. Aggregate Bond Index in 1976. Total returns for November and December were 4.53% and 3.83% respectively, or 8.53% for the two-month interval. For context, that was the seventh best two-month total return since the inception of the Index. The six returns that were higher all date back to the early 1980s, when interest rates were significantly higher and the 40-year secular bull market in bonds was just getting started.
For the 12 months ended December 31, 2023, the Bloomberg U.S. Aggregate Bond Index delivered a 5.53% total return, remarkably closer to the hopes of market participants earlier in the year. Select Bloomberg index returns for the 12-month period follow:
2023
U.S. Aggregate Bond	5.53%
Investment Grade (IG) Corporate	8.52%
Residential Mortgage-Backed Securities (RMBS)	5.05%
3-6 Month Treasury Bills	5.15%
Treasury	4.05%
The economy and markets came a long way since the early days of 2023, when fears of recession cast a pall over expectations. Growth expectations, per the Bloomberg monthly economic survey, anticipated little or even negative growth in gross domestic product (GDP) terms for the first three quarters of 2023, and then only a modest pickup in the fourth quarter. Quarter by quarter, the economy exhibited a resilience no one expected, delivering GDP of approximately 2.5%, with the fourth quarter of 2023 currently tracking around 2%. It was this resilience that convinced investors that an economic “soft landing” was possible following the Federal Reserve’s (the Fed’s) historic tightening cycle. By the end of the fiscal year, investors believed that the pall of imminent recession had lifted.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended December 31, 2023. Primary contributors to the Fund’s relative performance were security selection within the corporate credit sector, the Fund’s overweight to the asset-backed securities (ABS) sector, and security selection within the RMBS sector. Detractors included the underweight to corporate credit, the Fund’s yield curve positioning, and security selection in the commercial mortgage-backed securities (CMBS) sector.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest:  Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility:  The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus:  For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
U.S. Government Securities		43%
Mortgage-Backed Securities		32
Agency	32%
Corporate Bonds and Notes		20
Financials	11
Consumer Staples	2
Energy	2
All other Corporate Bonds and Notes	5
Asset-Backed Securities		5
Other	3
Credit Card	2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	4.86%	0.83%	1.56%	— %	—
Class A shares at POP[3,4]	0.92	0.06	1.17	—	—
Class I shares at NAV[2]	5.11	0.99	1.73	—	—
Class R6 shares at NAV[2]	5.26	1.13	—	—	8/3/15
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	1.35 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.93%, Net 0.64%; Class I shares: Gross 0.64%, Net 0.50%; Class R6 shares: Gross 0.52%, Net 0.36%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAINX
Class C: STIFX
Class I: STICX
Class R6: VRSBX
Seix Corporate Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 7.69%, Class C shares at NAV returned 6.82%, Class I shares at NAV returned 7.98%, and Class R6 shares at NAV returned 8.27%†. For the same period, the Bloomberg U.S. Corporate Investment Grade Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 8.52%.
   † See footnote 5 on page 14.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After the horrific year that was 2022, expectations were for a respectable bounce in total return for the Bloomberg U.S. Aggregate Bond Index, but by the end of the third quarter of 2023, the Index’s year-to-date total return was still negative at -1.21%. October offered little hope of any recovery, delivering another -1.58% monthly total return and bringing the year-to-date return to -2.77%.
Then came November and December, a historic two-month period, even going back to the inception of the Bloomberg U.S. Aggregate Bond Index in 1976. Total returns for November and December were 4.53% and 3.83% respectively, or 8.53% for the two-month interval. For context, that was the seventh best two-month total return since the inception of the Index. The six returns that were higher all date back to the early 1980s, when interest rates were significantly higher and the 40-year secular bull market in bonds was just getting started.
For the 12 months ended December 31, 2023, the Bloomberg U.S. Aggregate Bond Index delivered a 5.53% total return, remarkably closer to the hopes of market participants earlier in the year. Select Bloomberg index returns for the 12-month period follow:
2023
U.S. Aggregate Bond	5.53%
Investment Grade (IG) Corporate	8.52%
Residential Mortgage-Backed Securities (RMBS)	5.05%
3-6 Month Treasury Bills	5.15%
Treasury	4.05%
The economy and markets came a long way since the early days of 2023, when fears of recession cast a pall over expectations. Growth expectations, per the Bloomberg monthly economic survey, anticipated little or even negative growth in gross domestic product (GDP) terms for the first three quarters of 2023, and then only a modest pickup in the fourth quarter. Quarter by quarter, the economy exhibited a resilience no one expected, delivering GDP of approximately 2.5%, with the fourth quarter of 2023 currently tracking around 2%. It was this resilience that convinced investors that an economic “soft landing” was possible following the Federal Reserve’s (the Fed’s) historic tightening cycle. By the end of the fiscal year, investors believed that the pall of imminent recession had lifted.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended December 31, 2023. Primary contributors to the Fund’s relative performance included security selection in the banking and finance sectors, allocation to and security selection in the energy sector, and security selection in the media/technology/telecommunications sector. Detractors included the Fund’s short allocation to the Markit HYCDX, an index of high yield credit default swaps, the allocation to U.S. Treasury securities, and the Fund’s yield curve positioning.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest:  Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Financial Concentration: Because the portfolio is presently heavily weighted in the financial sector, it will be impacted by that sector’s performance more than a portfolio with broader sector diversification.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Corporate Bonds and Notes		93%
Financials	48%
Consumer Staples	9
Energy	8
Consumer Discretionary	6
Health Care	5
Materials	5
Industrials	4
All other Corporate Bonds and Notes	8
U.S. Government Securities		7
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	7.69%	2.62%	2.86%	— %	—
Class A shares at POP[3,4]	3.65	1.84	2.47	—	—
Class C shares at NAV[2] without CDSC[4]	6.82	1.88	2.14	—	—
Class C shares with CDSC[4]	5.82	1.88	2.14	—	—
Class I shares at NAV[2]	7.98	2.87	3.12	—	—
Class R6 shares at NAV[2]	8.27 [5]	—	—	-2.66	10/20/20
Bloomberg U.S. Corporate Investment Grade Bond Index	8.52	2.63	2.95	-2.24 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 1.13%, Net 0.95%; Class C shares: Gross 1.88%, Net 1.65%; Class I shares: Gross 0.96%, Net 0.70%; Class R6 shares: Gross 0.77%, Net 0.43%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares and Class C shares, including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Corporate Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFRAX
Class C: SFRCX
Class I: SAMBX
Class R6: SFRZX
Seix Floating Rate High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of attempting to provide a high level of current income. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 11.65%, Class C shares at NAV returned 10.87%, Class I shares at NAV returned 12.00%, and Class R6 shares at NAV returned 12.11%†. For the same period, the Credit Suisse Leveraged Loan Index, the Fund’s style-specific benchmark appropriate for comparison, returned 13.04%.
   † See footnote 5 on page 17
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
Leveraged loans posted positive returns in 2023, with the J.P. Morgan Leveraged Loan Index returning 13.17%, modestly behind the J.P. Morgan U.S. High Yield Index, which returned 13.78%, and the Russell 2000® Index, which returned 16.93%, but ahead of the J.P. Morgan U.S. Liquid Index return of 8.47%.
The loan market default rate rose to 3.15% by the end of 2023, up moderately from 2.66% in the third quarter of 2023. According to J.P. Morgan, the long-term average default rate for leveraged loans is 3.1% versus 3.2% for high yield bonds. Credit markets improved meaningfully in November and December of 2023 as refinancing activity relieved refinancing risk for mid-to-higher quality credits.
What factors affected the Fund’s performance during its fiscal year?
The Fund lagged its benchmark, the Credit Suisse Leveraged Loan Index, for the 12 months ended December 31, 2023.
Top contributors to performance from a sector perspective include telecommunications, financials, and services. Top detractors from relative performance included information technology, retail, and gaming & leisure.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Bank Loans: Loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis, thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Leveraged Loans		90%
Information Technology	10%
Financials	9
Aerospace	8
Health Care	7
Service	7
Media / Telecom - Telecommunications	6
Chemicals	6
All other Leveraged Loans	37
Corporate Bonds and Notes		8
Common Stocks		1
Asset-Backed Security		1
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	11.65%	4.29%	3.43%	— %	—
Class A shares at POP[3,4]	8.58	3.71	3.14	—	—
Class C shares at NAV[2] without CDSC[4]	10.87	3.68	2.82	—	—
Class C shares with CDSC[4]	9.87	3.68	2.82	—	—
Class I shares at NAV[2]	12.00	4.62	3.75	—	—
Class R6 shares at NAV[2]	12.11 [5]	4.75	—	4.20	1/30/15
Credit Suisse Leveraged Loan Index	13.04	5.56	4.44	4.72 [6]	—
Fund Expense Ratios[7]: Class A shares: Gross 0.94%, Net 0.94%; Class C shares: Gross 1.70%, Net 1.52%; Class I shares: Gross 0.72%, Net 0.62%; Class R6 shares: Gross 0.60%, Net 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares and Class C shares, including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Floating Rate High Income Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[6]	The since inception index return is from the inception date of Class R6 shares.
[7]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SFLTX
Class I: SCFTX
Seix High Grade Municipal Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 6.53% and Class I shares at NAV returned 6.60%. For the same period, the Bloomberg U.S. Municipal Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 6.40%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
Municipal bond yields ended the year lower than where they started, but that does little to showcase the volatility that ensued during the 12-month period. The 1-, 5-, 10-, and 30-year maturities of the Municipal Market Data AAA curve ended the year at 2.67% (down 0.19%); 2.28% (down 0.24%); 2.28% (down 0.35%); and 3.42% (down 0.16%), respectively.
Tax-exempt interest rates were unpredictable during the 12 months ended December 31, 2023. Rates moved lower during the first six months due to signs of slower growth, declining inflation, and a contained banking crisis. Despite the Federal Reserve (the Fed) pausing its interest rate hikes in July, yields moved higher through October as signs of a resilient economy, a strong labor market, and persistent inflation led investors to believe the Fed would need to increase rates before the end of the year. In October, municipal yields reached highs not seen in a decade, including 3.78% for the 1-year, 3.51% for the 5-year, 3.61% for the 10-year, and 4.57% for the 30-year.
In November, fears of runaway inflation subsided and economic data began to indicate a potential soft landing for the economy. The Fed committed to a “higher-for-longer” approach to managing inflation by leaving rates unchanged for the rest of the year. The market responded enthusiastically by reversing the negative returns earned through October, and ended the year in solidly positive territory.
The Bloomberg U.S. Municipal Bond Index, a broad measure of the municipal bond market, returned 6.40% for the 12-month period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest gains over the 12 months, returning more than 8.9%, while bonds with maturities of one to two years returned 3.4%.
Municipal issuance for 2023 came in at $364 billion, only 2% less than in 2022. Demand was limited as investors pulled more than $28 billion from municipal bond mutual funds, according to Lipper/Refinitiv.
Credit fundamentals in the municipal market remained on solid footing at the end of the fiscal year. Solid revenue growth contributed to strong financial performance, although at a lower rate in 2023 than in the two prior years.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the Bloomberg U.S. Municipal Bond Index, for the 12 months ended December 31, 2023.
The Fund benefited from overweights to leasing and to state general obligation bonds, as well as security selection within both sectors.
Security selection within the education and power sectors detracted from performance, as did an overweight to the water and sewer sector.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Municipal Bonds	100%
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	6.53%	2.35%	3.14%
Class A shares at POP[3,4]	3.60	1.78	2.85
Class I shares at NAV[2]	6.60	2.48	3.29
Bloomberg U.S. Municipal Bond Index	6.40	2.25	3.03
Fund Expense Ratios[5]: Class A shares: Gross 1.01%, Net 0.73%; Class I shares: Gross 0.93%, Net 0.58%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Grade Municipal Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SAHIX
Class I: STHTX
Class R6: STHZX
Seix High Income Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking high current income and, secondarily, total return (comprised of capital appreciation and income). There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 12.85%, Institutional Class shares at NAV returned 13.35%, and Class R6 shares at NAV returned 13.25%. For the fiscal year ended December 31, 2023, the Bloomberg U.S. Corporate High Yield Index, the Fund’s style-specific benchmark appropriate for comparison, returned 13.44%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
The year 2023 began with the strong consensus view that the U.S. was about to enter a recession. The Federal Reserve (the Fed) was tightening monetary policy into a slowing economy, and investors believed a recession was required to get inflation to the Fed’s target. The prophets seemed to have gotten it correct in March of 2023, as a few regional banks experienced runs that rendered them insolvent. The 10-year Treasury bond began the year at 3.88% and traded to a low of 3.31% in April as the market determined the fallout from the regional banks issue. The Fed continued to increase rates at 0.25% increments into July. The 10-year Treasury generally continued to rise from its April low, hitting 4.99% on October 19, 2023. Interest rates continued to fall in December, supported by Fed Chairman Powell’s surprising pivot from wanting to keep interest rates steady for many more months to expecting to lower rates in the near future. The result for the 10-year Treasury was a complete round trip, ending the year where it began at 3.88%.
The ICE BofA U.S. High Yield Index returned 13.46% for the year, surpassing the expectations of most market participants. The ICE BofA U.S. High Yield Index posted a positive return for each quarter of the year, with the fourth quarter being the strongest, posting a return of 7.06%. Triple-C-rated bonds, as measured by the ICE BofA CCC & Lower U.S. High Yield Index, led the way with a return for the year of 20.36%. Single-B-rated bonds, as measured by the ICE BofA Single-B U.S. High Yield Index, returned 13.96%, and double-B-rated bonds, as measured by the ICE BofA BB U.S. High Yield Index, returned 11.44% for the year. Segments of the market that outperformed included distressed high yield, which returned 24.41% as measured by the ICE BofA U.S. Distressed High Yield Index. Longer-duration high yield, or bonds that are more sensitive to changes in interest rates, also outperformed, returning 17.20% for the year, as measured by the ICE BofA 10+ Year U.S. Cash Pay High Yield Index, and 12.97% in the fourth quarter alone.
The ICE BofA U.S. High Yield Index began the year with a yield-to-worst (YTW) of 8.99% and an option-adjusted spread (OAS) of 4.81%, and ended the year with a YTW of 7.69% and an OAS of 3.39%. The ICE BofA BB U.S. High Yield Index began the year with a YTW of 7.26% and an OAS of 3.08%, and ended the year with a YTW of 6.37% and an OAS of 2.05%. The ICE BofA Single-B U.S. High Yield Index began the year with a YTW of 9.34% and OAS of 5.15%, and ended the year with a YTW of 7.76% and an OAS of 3.41%. The ICE BofA CCC & Lower U.S. High Yield Index began the year with a YTW of 15.87% and an OAS of 11.70%, and ended the year with a YTW of 13.03% and an OAS of 9.02%.
What factors affected the Fund’s performance during its fiscal year?
The Fund lagged its benchmark, the Bloomberg U.S. Corporate High Yield Bond Index, for the 12 months ended December 31, 2023.
Top contributors to performance from a sector perspective include services/environmental, financials, and telecommunications. Top detractors from relative performance included retailers, transportation/automotive/aerospace, and diversified manufacturing/other industrial.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Corporate Bonds and Notes		94%
Financials	22%
Consumer Discretionary	19
Energy	16
Communication Services	11
Industrials	10
Materials	5
Real Estate	3
All other Corporate Bonds and Notes	8
Leveraged Loans		4
Other (includes securities lending collateral)		2
Total		100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	12.85%	4.66%	3.77%	— %	—
Class A shares at POP[3,4]	8.62	3.86	3.38	—	—
Class I shares at NAV[2]	13.35	4.95	4.04	—	—
Class R6 shares at NAV[2]	13.25	5.02	—	3.95	8/1/14
Bloomberg U.S. Corporate High Yield Bond Index	13.44	5.37	4.60	4.60 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.16%, Net 0.93%; Class I shares: Gross 0.92%, Net 0.68%; Class R6 shares: Gross 0.77%, Net 0.59%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Income Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: HYPSX
Class I: SAMHX
Class R6: HYIZX
Seix High Yield Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking high income and, secondarily, capital appreciation. There is no guarantee that the Fund will meet its objective(s).
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 12.68%, Class I shares at NAV returned 12.87%, and Class R6 shares at NAV returned 12.99%. For the same period, the ICE BofA U.S. High Yield BB-B Constrained Index, the Fund’s style-specific benchmark appropriate for comparison, returned 12.58%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
The year 2023 began with the strong consensus view that the U.S. was about to enter a recession. The Federal Reserve (the Fed) was tightening monetary policy into a slowing economy, and investors believed a recession was required to get inflation to the Fed’s target. The prophets seemed to have gotten it correct in March of 2023, as a few regional banks experienced runs that rendered them insolvent. The 10-year Treasury bond began the year at 3.88% and traded to a low of 3.31% in April as the market determined the fallout from the regional banks issue. The Fed continued to increase rates at 0.25% increments into July. The 10-year Treasury generally continued to rise from its April low, hitting 4.99% on October 19, 2023. Interest rates continued to fall in December, supported by Fed Chairman Powell’s surprising pivot from wanting to keep interest rates steady for many more months to expecting to lower rates in the near future. The result for the 10-year Treasury was a complete round trip, ending the year where it began at 3.88%.
The ICE BofA U.S. High Yield Index returned 13.46% for the year, surpassing the expectations of most market participants. The ICE BofA U.S. High Yield Index posted a positive return for each quarter of the year, with the fourth quarter being the strongest, posting a return of 7.06%. Triple-C-rated bonds, as measured by the ICE BofA CCC & Lower U.S. High Yield Index, led the way with a return for the year of 20.36%. Single-B-rated bonds, as measured by the ICE BofA Single-B U.S. High Yield Index, returned 13.96%, and double-B-rated bonds, as measured by the ICE BofA BB U.S. High Yield Index, returned 11.44% for the year. Segments of the market that outperformed included distressed high yield, which returned 24.41% as measured by the ICE BofA U.S. Distressed High Yield Index. Longer-duration high yield, or bonds that are more sensitive to changes in interest rates, also outperformed, returning 17.20% for the year, as measured by the ICE BofA 10+ Year U.S. Cash Pay High Yield Index, and 12.97% in the fourth quarter alone.
The ICE BofA U.S. High Yield Index began the year with a yield -to-worst (YTW) of 8.99% and an option -adjusted spread (OAS) of 4.81%, and ended the year with a YTW of 7.69% and an OAS of 3.39%. The ICE BofA BB U.S. High Yield Index began the year with a YTW of 7.26% and an OAS of 3.08%, and ended the year with a YTW of 6.37% and an OAS of 2.05%. The ICE BofA Single-B U.S. High Yield Index began the year with a YTW of 9.34% and OAS of 5.15%, and ended the year with a YTW of 7.76% and an OAS of 3.41%. The ICE BofA CCC & Lower U.S. High Yield Index began the year with a YTW of 15.87% and an OAS of 11.70%, and ended the year with a YTW of 13.03% and an OAS of 9.02%.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the ICE BofA U.S. High Yield BB-B Constrained Index, for the fiscal year ended December 31, 2023.
Top contributors to performance from a sector perspective included financials, telecommunications, and healthcare/pharmaceuticals. Top detractors from relative performance included transportation/automotive/aerospace, metals & mining, and chemicals.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Corporate Bonds and Notes		94%
Consumer Discretionary	22%
Financials	19
Energy	15
Industrials	13
Communication Services	9
Materials	5
Real Estate	3
All other Corporate Bonds and Notes	8
Leveraged Loans		5
Other (includes securities lending collateral)		1
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	12.68%	5.24%	4.01%	— %	—
Class A shares at POP[3,4]	8.46	4.44	3.61	—	—
Class I shares at NAV[2]	12.87	5.43	4.21	—	—
Class R6 shares at NAV[2]	12.99	5.54	—	4.99	8/1/16
ICE BofA U.S. High Yield BB-B Constrained Index	12.58	5.19	4.53	4.66 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.02%, Net 0.82%; Class I shares: Gross 0.75%, Net 0.64%; Class R6 shares: Gross 0.65%, Net 0.53%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix High Yield Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SISIX
Class I: STTBX
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize high total return through (i) current income that is exempt from federal income taxes and (ii) capital appreciation consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 5.04% and Class I shares at NAV returned 5.19%. For the same period, the Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.26%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
Municipal bond yields ended the year lower than where they started, but that does little to showcase the volatility that ensued during the 12-month period. The 1-, 5-, 10-, and 30-year maturities of the Municipal Market Data AAA curve ended the year at 2.67% (down 0.19%); 2.28% (down 0.24%); 2.28% (down 0.35%); and 3.42% (down 0.16%), respectively.
Tax-exempt interest rates were unpredictable during the 12 months ended December 31, 2023. Rates moved lower during the first six months due to signs of slower growth, declining inflation, and a contained banking crisis. Despite the Federal Reserve (the Fed) pausing its interest rate hikes in July, yields moved higher through October as signs of a resilient economy, a strong labor market, and persistent inflation led investors to believe the Fed would need to increase rates before the end of the year. In October, municipal yields reached highs not seen in a decade, including 3.78% for the 1-year, 3.51% for the 5-year, 3.61% for the 10-year, and 4.57% for the 30-year.
In November, fears of runaway inflation subsided and economic data began to indicate a potential soft landing for the economy. The Fed committed to a “higher-for-longer” approach to managing inflation by leaving rates unchanged for the rest of the year. The market responded enthusiastically by reversing the negative returns earned through October, and ended the year in solidly positive territory.
The Bloomberg U.S. Municipal Bond Index, a broad measure of the municipal bond market, returned 6.40% for the 12-month period. Bonds with maturities longer than 22 years and bonds rated BBB produced the largest gains over the 12 months, returning more than 8.9%, while bonds with maturities of one to two years returned 3.4%.
Municipal issuance for 2023 came in at $364 billion, only 2% less than in 2022. Demand was limited as investors pulled more than $28 billion from municipal bond mutual funds, according to Lipper/Refinitiv.
Credit fundamentals in the municipal market remained on solid footing at the end of the fiscal year. Solid revenue growth contributed to strong financial performance, although at a lower rate in 2023 than in the two prior years.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark, the Bloomberg U.S. Municipal 1-15 Yr Blend (1-17) Index, for the 12 months ended December 31, 2023.
The Fund benefited from an overweight to maturities longer than the benchmark, and from security selection within the transportation sector.
Security selection within the leasing and state general obligation sectors detracted from performance, as did an overweight to the state general obligation sector.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Municipal Market: Events negatively impacting a municipality, municipal security, or the municipal bond market in general, may cause the Fund to decrease in value.
State & AMT Tax: A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Municipal Bonds	100%
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years
Class A shares at NAV[2]	5.04%	2.01%	2.31%
Class A shares at POP[3,4]	2.15	1.44	2.02
Class I shares at NAV[2]	5.19	2.18	2.46
Bloomberg U.S. Municipal Bond 1-15 Year Blend (1-17) Index	5.26	2.17	2.58
Fund Expense Ratios[5]: Class A shares: Gross 1.02%, Net 0.67%; Class I shares: Gross 0.83%, Net 0.52%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.
The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Investment Grade Tax-Exempt Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 2.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: CBPSX
Class I: SAMFX
Class R6: SAMZX
Seix Total Return Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize long term total return through a combination of current income and capital appreciation, consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 4.37%, Class I shares at NAV returned 4.65%, and Class R6 shares at NAV returned 4.81%. For the same period, the Bloomberg U.S. Aggregate Bond Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.53%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After the horrific year that was 2022, expectations were for a respectable bounce in total return for the Bloomberg U.S. Aggregate Bond Index, but by the end of the third quarter of 2023, the Index’s year-to-date total return was still negative at -1.21%. October offered little hope of any recovery, delivering another -1.58% monthly total return and bringing the year-to-date return to -2.77%.
Then came November and December, a historic two-month period, even going back to the inception of the Bloomberg U.S. Aggregate Bond Index in 1976. Total returns for November and December were 4.53% and 3.83% respectively, or 8.53% for the two-month interval. For context, that was the seventh best two-month total return since the inception of the Index. The six returns that were higher all date back to the early 1980s, when interest rates were significantly higher and the 40-year secular bull market in bonds was just getting started.
For the 12 months ended December 31, 2023, the Bloomberg U.S. Aggregate Bond Index delivered a 5.53% total return, remarkably closer to the hopes of market participants earlier in the year. Select Bloomberg index returns for the 12-month period follow:
2023
U.S. Aggregate Bond	5.53%
Investment Grade (IG) Corporate	8.52%
Residential Mortgage-Backed Securities (RMBS)	5.05%
3-6 Month Treasury Bills	5.15%
Treasury	4.05%
The economy and markets came a long way since the early days of 2023, when fears of recession cast a pall over expectations. Growth expectations, per the Bloomberg monthly economic survey, anticipated little or even negative growth in gross domestic product (GDP) terms for the first three quarters of 2023, and then only a modest pickup in the fourth quarter. Quarter by quarter, the economy exhibited a resilience no one expected, delivering GDP of approximately 2.5%, with the fourth quarter of 2023 currently tracking around 2%. It was this resilience that convinced investors that an economic “soft landing” was possible following the Federal Reserve’s (the Fed’s) historic tightening cycle. By the end of the fiscal year, investors believed that the pall of imminent recession had lifted.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed its benchmark for the 12 months ended December 31, 2023. Primary contributors to the Fund’s relative performance were security selection within the corporate credit sector, the Fund’s overweight to the asset-backed securities (ABS) sector, and security selection within the RMBS sector. Detractors included the short allocation to the Markit HYCDX, an index of high yield credit default swaps, the underweight to corporate credit, and the Fund’s yield curve positioning.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
High Yield Fixed Income Securities: There is a greater risk of issuer default, less liquidity, and increased price volatility related to high yield securities than investment grade securities.
Derivatives: Derivatives may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage, or attempt to increase returns. Investments in derivatives may result in increased volatility and the Fund may incur a loss greater than its principal investment.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
U.S. Government Securities		42%
Mortgage-Backed Securities		33
Agency	32%
Non-Agency	1
Corporate Bonds and Notes		20
Financials	11
Consumer Staples	2
Energy	2
All other Corporate Bonds and Notes	5
Asset-Backed Securities		5
Other	3
Credit Card	2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	4.37%	0.98%	1.55%	— %	—
Class A shares at POP[3,4]	0.45	0.21	1.17	—	—
Class I shares at NAV[2]	4.65	1.24	1.80	—	—
Class R6 shares at NAV[2]	4.81	1.39	—	1.56	8/1/14
Bloomberg U.S. Aggregate Bond Index	5.53	1.10	1.81	1.51 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 0.88%, Net 0.70%; Class I shares: Gross 0.58%, Net 0.46%; Class R6 shares: Gross 0.45%, Net 0.31%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Total Return Bond Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 3.75% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund
Fund Summary (Unaudited)
Ticker Symbols:
Class A: SSAGX
Class I: SIGVX
Class R6: SIGZX
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 5.17%, Class I shares at NAV returned 5.44%, and Class R6 shares at NAV returned 5.59%†. For the same period, the Bloomberg U.S. Treasury Bill 3-6 Month Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.15%.
   † See footnote 3 on page 37.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After the horrific year that was 2022, expectations were for a respectable bounce in total return for the Bloomberg U.S. Aggregate Bond Index, but by the end of the third quarter of 2023, the Index’s year-to-date total return was still negative at -1.21%. October offered little hope of any recovery, delivering another -1.58% monthly total return and bringing the year-to-date return to -2.77%.
Then came November and December, a historic two-month period, even going back to the inception of the Bloomberg U.S. Aggregate Bond Index in 1976. Total returns for November and December were 4.53% and 3.83% respectively, or 8.53% for the two-month interval. For context, that was the seventh best two-month total return since the inception of the Index. The six returns that were higher all date back to the early 1980s, when interest rates were significantly higher and the 40-year secular bull market in bonds was just getting started.
For the 12 months ended December 31, 2023, the Bloomberg U.S. Aggregate Bond Index delivered a 5.53% total return, remarkably closer to the hopes of market participants earlier in the year. Select Bloomberg index returns for the 12-month period follow:
2023
U.S. Aggregate Bond	5.53%
Investment Grade (IG) Corporate	8.52%
Residential Mortgage-Backed Securities (RMBS)	5.05%
3-6 Month Treasury Bills	5.15%
Treasury	4.05%
The economy and markets came a long way since the early days of 2023, when fears of recession cast a pall over expectations. Growth expectations, per the Bloomberg monthly economic survey, anticipated little or even negative growth in gross domestic product (GDP) terms for the first three quarters of 2023, and then only a modest pickup in the fourth quarter. Quarter by quarter, the economy exhibited a resilience no one expected, delivering GDP of approximately 2.5%, with the fourth quarter of 2023 currently tracking around 2%. It was this resilience that convinced investors that an economic “soft landing” was possible following the Federal Reserve’s (the Fed’s) historic tightening cycle. By the end of the fiscal year, investors believed that the pall of imminent recession had lifted.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended December 31, 2023. The short end of the U.S. Treasury yield curve offered attractive returns for most of 2023, and the Fund capitalized on those higher yields. The allocation to out-of-index assets, particularly to agency commercial mortgage-backed securities (CMBS) and collateralized mortgage obligation (CMO) floaters, contributed to performance. Detractors included hybrid adjustable-rate mortgage securities (ARMS) and fixed-rate CMBS.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
U.S. Government Securities: U.S. government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the United States. Any guarantee on U.S. government securities does not apply to the value of the Fund’s shares.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Mortgage-Backed Securities		94%
Agency	94%
U.S. Government Securities		6
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix U.S. Government Securities Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	5.17%	1.29%	— %	1.34%	7/24/18
Class I shares at NAV[2]	5.44	1.55	1.23	—	—
Class R6 shares at NAV[2]	5.59 [3]	1.70	—	1.64	8/1/16
Bloomberg U.S. Treasury Bill 3-6 Month Index	5.15	1.95	1.32	— [4]	—
Fund Expense Ratios[5]: Class A shares: Gross 0.65%, Net 0.65%; Class I shares: Gross 0.55%, Net 0.41%; Class R6 shares: Gross 0.38%, Net 0.26%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	Total Return for the report period presented in the table differs from the return in the Financial Highlights. The total return presented in the above table is calculated based on the NAV at which shareholder transactions were processed. The total return presented in the Financial Highlights section of the report is calculated in the same manner, but also takes into account certain adjustments that are necessary under generally accepted accounting principles required in the annual report and semiannual report.
[4]	The index return is 1.34% since inception of Class A shares and 1.64% since inception of Class R6 shares.
[5]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Ticker Symbols:
Class A: SASSX
Class I: SISSX
Seix Ultra-Short Bond Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Seix Investment Advisors
■	The Fund is diversified and has an investment objective of seeking to maximize current income consistent with capital preservation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 6.13% and Class I shares at NAV returned 6.39%. For the same period, the Bloomberg U.S. Treasury Bill 3-6 Month Index, the Fund’s style-specific benchmark appropriate for comparison, returned 5.15%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After the horrific year that was 2022, expectations were for a respectable bounce in total return for the Bloomberg U.S. Aggregate Bond Index, but by the end of the third quarter of 2023, the Index’s year-to-date total return was still negative at -1.21%. October offered little hope of any recovery, delivering another -1.58% monthly total return and bringing the year-to-date return to -2.77%.
Then came November and December, a historic two-month period, even going back to the inception of the Bloomberg U.S. Aggregate Bond Index in 1976. Total returns for November and December were 4.53% and 3.83% respectively, or 8.53% for the two-month interval. For context, that was the seventh best two-month total return since the inception of the Index. The six returns that were higher all date back to the early 1980s, when interest rates were significantly higher and the 40-year secular bull market in bonds was just getting started.
For the 12 months ended December 31, 2023, the Bloomberg U.S. Aggregate Bond Index delivered a 5.53% total return, remarkably closer to the hopes of market participants earlier in the year. Select Bloomberg index returns for the 12-month period follow:
2023
U.S. Aggregate Bond	5.53%
Investment Grade (IG) Corporate	8.52%
Residential Mortgage-Backed Securities (RMBS)	5.05%
3-6 Month Treasury Bills	5.15%
Treasury	4.05%
The economy and markets came a long way since the early days of 2023, when fears of recession cast a pall over expectations. Growth expectations, per the Bloomberg monthly economic survey, anticipated little or even negative growth in gross domestic product (GDP) terms for the first three quarters of 2023, and then only a modest pickup in the fourth quarter. Quarter by quarter, the economy exhibited a resilience no one expected, delivering GDP of approximately 2.5%, with the fourth quarter of 2023 currently tracking around 2%. It was this resilience that convinced investors that an economic “soft landing” was possible following the Federal Reserve’s (the Fed’s) historic tightening cycle. By the end of the fiscal year, investors believed that the pall of imminent recession had lifted.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended December 31, 2023. The short end of the U.S. Treasury yield curve offered attractive returns for most of 2023, and the Fund capitalized on those higher yields. The allocation to out-of-index spread assets, particularly to commercial mortgage-backed securities (CMBS) and corporate industrial bonds, contributed to performance. Detractors included mortgage-backed securities (MBS) and corporate utility bonds.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Credit & Interest: Debt instruments are subject to various risks, including credit and interest rate risk. The issuer of a debt security may fail to make interest and/or principal payments. Values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced with longer-term maturities.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
ABS/MBS: Changes in interest rates can cause both extension and prepayment risks for asset- and mortgage-backed securities. These securities are also subject to risks associated with the non-repayment of underlying collateral, including losses to the Fund.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest the Fund’s assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Corporate Bonds and Notes		45%
Financials	24%
Communication Services	7
Energy	5
Consumer Staples	4
Health Care	3
Consumer Discretionary	2
Mortgage-Backed Securities		25
Agency	18
Non-Agency	7
U.S. Government Securities		18
Asset-Backed Securities		12
Credit Card	10
Student Loan	2
Total		100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Ultra-Short Bond Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	6.13%	1.75%	— %	1.70%	7/24/18
Class I shares at NAV[2]	6.39	2.03	1.56	—	—
Bloomberg U.S. Treasury Bill 3-6 Month Index [2]	5.15	1.95	1.32	1.97 [3]	—
Fund Expense Ratios[4]: Class A shares: Gross 0.86%, Net 0.65%; Class I shares: Gross 0.64%, Net 0.40%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	The since inception index return is from the inception date of Class A shares.
[4]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 5.

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—42.5%
U.S. Treasury Bond 4.125%, 8/15/53	$ 5,356	$ 5,414
U.S. Treasury Notes
0.250%, 9/30/25	2,965	2,761
3.625%, 5/15/26	3,656	3,613
4.750%, 10/15/26	2,118	2,150
2.750%, 7/31/27	814	781
3.625%, 5/31/28	2,150	2,127
4.500%, 11/15/33	5,551	5,828
Total U.S. Government Securities (Identified Cost $21,844)		22,674

Mortgage-Backed Securities—31.4%
Agency—31.2%
Federal Home Loan Mortgage Corporation
Pool #A95259 4.000%, 12/1/40	252	246
Pool #G60019 4.500%, 3/1/44	113	113
Pool #Q42921 3.500%, 9/1/46	340	321
Pool #Q53881 4.500%, 1/1/48	193	191
Pool #QA3079 3.500%, 10/1/49	178	165
Pool #QA4766 3.500%, 11/1/49	320	301
Pool #QA9935 3.000%, 6/1/50	136	122
Pool #QD9468 3.500%, 4/1/52	139	130
Pool #QE1443 4.000%, 5/1/52	303	288
Pool #QE1985 4.500%, 5/1/52	252	245
Pool #QE2366 5.000%, 5/1/52	82	82
Pool #QE4826 4.500%, 7/1/52	485	470
Pool #QE9908 5.500%, 9/1/52	177	179
Pool #QF8190 6.000%, 2/1/53	267	275
Pool #QF8551 5.500%, 3/1/53	133	133
Pool #QF8817 6.000%, 3/1/53	211	214
Pool #RA2622 3.000%, 5/1/50	88	79
Pool #RA8188 4.500%, 11/1/52	93	90
Pool #RA8285 4.500%, 10/1/47	503	490
Pool #RJ0194 6.000%, 11/1/53	314	319
Pool #SC0203 2.500%, 12/1/41	388	345
Pool #SD0164 3.500%, 12/1/49	292	272
Pool #SD1618 5.000%, 9/1/52	619	614
	Par Value	Value

Agency—continued
Pool #SD2317 6.000%, 1/1/53	$ 944	$ 960
Pool #ZM5226 3.500%, 12/1/47	183	170
Federal National Mortgage Association
Pool #AB3692 4.000%, 10/1/41	203	197
Pool #AB3878 4.000%, 11/1/41	228	221
Pool #AB5924 3.000%, 8/1/42	351	320
Pool #BN4542 4.500%, 2/1/49	69	68
Pool #BO1277 3.000%, 7/1/49	197	176
Pool #BP5431 3.000%, 6/1/50	60	55
Pool #BT7914 5.000%, 10/1/52	471	468
Pool #BV3044 3.000%, 2/1/52	317	286
Pool #BW0044 5.000%, 7/1/52	280	281
Pool #BW3311 4.500%, 7/1/52	492	479
Pool #BX1225 5.500%, 10/1/52	238	240
Pool #BY8494 5.500%, 8/1/53	566	571
Pool #CA5122 3.000%, 2/1/50	181	162
Pool #CB3110 2.500%, 3/1/47	408	347
Pool #CB3630 4.000%, 5/1/52	301	284
Pool #CB3875 3.500%, 6/1/47	472	437
Pool #CB4451 4.000%, 8/1/42	157	151
Pool #FM7290 3.000%, 5/1/51	380	341
Pool #FM8210 3.000%, 4/1/50	189	170
Pool #FS1443 3.500%, 4/1/52	299	275
Pool #FS2249 5.000%, 6/1/52	458	456
Pool #FS2692 5.000%, 8/1/52	501	501
Pool #FS3262 4.000%, 10/1/46	577	563
Pool #FS3386 3.500%, 5/1/38	493	469
Pool #FS3687 5.000%, 11/1/52	443	440
Government National Mortgage Association
Pool #CO1904 5.000%, 8/15/52	278	286
Pool #CO1918 5.500%, 9/15/52	192	195
Pool #CP7106 5.500%, 8/20/52	59	61
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #CP7113 5.500%, 9/20/52	$ 39	$ 41
Pool #CR2361 6.000%, 12/15/52	139	145
Pool #CR3025 5.500%, 12/20/52	275	280
Pool #CR9210 5.500%, 1/20/53	203	205
Pool #CS5391 6.000%, 1/20/53	236	241
Pool #CS5448 6.000%, 1/20/53	321	328
Pool #CS7736 6.000%, 4/20/53	134	137
		16,691

Non-Agency—0.2%
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(1)	100	94
Total Mortgage-Backed Securities (Identified Cost $17,096)		16,785

Asset-Backed Securities—5.3%
Automobiles—0.3%
Ford Credit Auto Owner Trust 2023-1, A 144A 4.850%, 8/15/35(1)	140	140
Credit Card—1.9%
American Express Credit Account Master Trust 2023-3, A 5.230%, 9/15/28	285	290
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month Term SOFR + 0.812%, Cap N/A, Floor 0.550%) 6.205%, 5/15/28(2)	470	467
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month Term SOFR + 0.884%) 6.249%, 5/14/29(2)	280	281
		1,038

Other—3.1%
CF Hippolyta Issuer LLC
2020-1, A1 144A 1.690%, 7/15/60(1)	171	158
2020-1, B1 144A 2.280%, 7/15/60(1)	243	222
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(1)	230	190
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	263	249
PSNH Funding LLC 2018-1, A3 3.814%, 2/1/35	100	94
Stack Infrastructure Issuer LLC 2023-1A, A2 144A 5.900%, 3/25/48(1)	50	49
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(1)	216	175
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	240	209
	Par Value	Value

Other—continued
Verizon Master Trust 2023-7, A1A 5.670%, 11/20/29	$ 320	$ 329
		1,675

Total Asset-Backed Securities (Identified Cost $2,996)		2,853

Corporate Bonds and Notes—19.8%
Communication Services—0.3%
AT&T, Inc. 3.550%, 9/15/55	208	150
Consumer Discretionary—0.9%
General Motors Financial Co., Inc. 5.850%, 4/6/30	108	112
Hyatt Hotels Corp. 1.800%, 10/1/24	203	197
Tapestry, Inc. 7.350%, 11/27/28	147	154
		463

Consumer Staples—2.0%
Kimberly-Clark Corp. 4.500%, 2/16/33	190	191
Mars, Inc. 144A 2.450%, 7/16/50(1)(3)	150	94
PepsiCo, Inc. 4.650%, 2/15/53	426	423
Philip Morris International, Inc. 5.375%, 2/15/33	363	372
		1,080

Energy—1.3%
Boardwalk Pipelines LP 4.450%, 7/15/27	82	80
Enterprise Products Operating LLC 4.200%, 1/31/50	154	134
Pioneer Natural Resources Co. 1.900%, 8/15/30	294	250
Targa Resources Corp. 4.200%, 2/1/33	132	121
Williams Cos., Inc. (The) 3.500%, 10/15/51	149	109
		694

Financials—11.0%
AerCap Ireland Capital DAC 3.000%, 10/29/28	150	137
American Express Co. 6.338%, 10/30/26	134	137
Bank of America Corp.
2.087%, 6/14/29	198	174
2.572%, 10/20/32	214	177
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	315	312
BP Capital Markets America, Inc. 4.812%, 2/13/33	303	305

See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
BPCE S.A. 144A 5.748%, 7/19/33(1)	$ 250	$ 251
Charles Schwab Corp. (The)
5.643%, 5/19/29	110	113
5.853%, 5/19/34	98	101
Daimler Truck Finance North America LLC 144A 2.500%, 12/14/31(1)	182	151
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	421	382
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	163	148
Hyundai Capital America 144A 5.700%, 6/26/30(1)	207	212
John Deere Capital Corp. 5.150%, 3/3/25	129	130
JPMorgan Chase & Co.
0.824%, 6/1/25	412	403
1.578%, 4/22/27	49	45
5.350%, 6/1/34	177	180
KeyBank N.A. 4.390%, 12/14/27	250	235
Morgan Stanley
0.791%, 1/22/25	472	471
1.593%, 5/4/27	355	327
Pfizer Investment Enterprises Pte Ltd. 5.300%, 5/19/53	328	335
PG&E Wildfire Recovery Funding LLC Series A-2 4.263%, 6/1/38(3)	250	237
PNC Financial Services Group, Inc. (The) 6.615%, 10/20/27	172	178
Sigeco Securitization I LLC Series A1 5.026%, 11/15/38	130	131
United Airlines Pass-Through-Trust 2020-1, A 5.875%, 4/15/29	287	290
Wells Fargo & Co.
3.526%, 3/24/28	250	238
3.350%, 3/2/33	95	83
		5,883

Health Care—1.1%
AbbVie, Inc. 4.250%, 11/21/49	272	243
Amgen, Inc.
5.250%, 3/2/33	206	211
5.650%, 3/2/53	116	122
		576

Industrials—0.9%
Ingersoll Rand, Inc. 5.700%, 8/14/33	101	107
United Parcel Service, Inc. 5.050%, 3/3/53	253	262
Veralto Corp. 144A 5.450%, 9/18/33(1)	127	131
		500

Materials—1.2%
Air Products & Chemicals, Inc. 4.800%, 3/3/33	227	234
	Par Value	Value

Materials—continued
Newmont Corp.
2.250%, 10/1/30	$ 211	$ 182
6.250%, 10/1/39	189	210
		626

Real Estate—0.2%
Tanger Properties LP 2.750%, 9/1/31	156	125
Utilities—0.9%
Boardwalk Pipelines LP 3.400%, 2/15/31	100	89
Consolidated Edison Co. of New York, Inc. 3.200%, 12/1/51	157	111
Consumers 2023 Securitization Funding LLC Series A2 5.210%, 9/1/31	110	112
Southern Co. (The) Series A 3.700%, 4/30/30	181	171
		483

Total Corporate Bonds and Notes (Identified Cost $10,960)		10,580

Total Long-Term Investments—99.0% (Identified Cost $52,896)		52,892

	Shares
Securities Lending Collateral—0.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(4)(5)	144,550	145
Total Securities Lending Collateral (Identified Cost $145)		145

TOTAL INVESTMENTS—99.3% (Identified Cost $53,041)		$53,037
Other assets and liabilities, net—0.7%		377
NET ASSETS—100.0%		$53,414

Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Core Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $2,325 or 4.4% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	All or a portion of security is on loan.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(5)	Represents security purchased with cash collateral received for securities on loan.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$22,674	$ —	$22,674
Mortgage-Backed Securities	16,785	—	16,785
Asset-Backed Securities	2,853	—	2,853
Corporate Bonds and Notes	10,580	—	10,580
Securities Lending Collateral	145	145	—
Total Investments	$53,037	$145	$52,892
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—6.7%
U.S. Treasury Bond 4.125%, 8/15/53	$ 1,160	$ 1,172
U.S. Treasury Notes
2.500%, 1/31/24	1,714	1,710
3.625%, 5/31/28	320	317
Total U.S. Government Securities (Identified Cost $3,071)		3,199

Corporate Bonds and Notes—91.6%
Communication Services—1.4%
AT&T, Inc. 3.550%, 9/15/55	925	665
Consumer Discretionary—5.4%
General Motors Financial Co., Inc. 5.850%, 4/6/30	480	495
Hyatt Hotels Corp. 1.800%, 10/1/24	1,116	1,083
Tapestry, Inc. 7.350%, 11/27/28	940	986
		2,564

Consumer Staples—8.9%
Hershey Co. (The) 2.650%, 6/1/50	360	247
Kimberly-Clark Corp. 4.500%, 2/16/33	1,044	1,050
Mars, Inc. 144A 2.450%, 7/16/50(1)(2)	922	574
PepsiCo, Inc. 4.650%, 2/15/53	1,172	1,165
Philip Morris International, Inc. 5.375%, 2/15/33	1,156	1,186
		4,222

Energy—8.3%
Boardwalk Pipelines LP 4.450%, 7/15/27	579	567
Enterprise Products Operating LLC 4.200%, 1/31/50	1,307	1,133
Pioneer Natural Resources Co. 1.900%, 8/15/30	888	754
Targa Resources Corp. 4.200%, 2/1/33	709	652
Williams Cos., Inc. (The) 3.500%, 10/15/51	1,132	826
		3,932

Financials—47.3%
AerCap Ireland Capital DAC 3.000%, 10/29/28	603	550
American Express Co. 6.338%, 10/30/26	441	450
Bank of America Corp. 2.572%, 10/20/32	1,428	1,184
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	963	953
	Par Value	Value

Financials—continued
BMW U.S. Capital LLC 144A 1.950%, 8/12/31(1)	$ 1,433	$ 1,180
BP Capital Markets America, Inc. 4.812%, 2/13/33	1,166	1,176
BPCE S.A. 144A 5.748%, 7/19/33(1)	1,203	1,208
Charles Schwab Corp. (The)
5.643%, 5/19/29	391	401
5.853%, 5/19/34	428	442
Daimler Truck Finance North America LLC
144A 1.625%, 12/13/24(1)	650	626
144A 2.500%, 12/14/31(1)	615	510
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	1,306	1,185
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	623	566
Hyundai Capital America 144A 2.000%, 6/15/28(1)	1,370	1,197
John Deere Capital Corp. 5.150%, 3/3/25	464	466
JPMorgan Chase & Co.
1.578%, 4/22/27	677	625
5.350%, 6/1/34	604	613
Morgan Stanley
0.791%, 1/22/25	700	698
1.593%, 5/4/27	522	481
NatWest Group plc 1.642%, 6/14/27	1,150	1,050
Pfizer Investment Enterprises Pte Ltd. 5.300%, 5/19/53	1,163	1,187
PNC Financial Services Group, Inc. (The) 6.615%, 10/20/27	449	466
Pricoa Global Funding I 144A 1.200%, 9/1/26(1)	902	819
Shell International Finance B.V. 2.500%, 9/12/26	1,138	1,083
UBS Group AG 144A 4.751%, 5/12/28(1)	1,172	1,154
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 4/15/29	426	431
2020-1, B 4.875%, 7/15/27	696	674
Wells Fargo & Co.
3.526%, 3/24/28	889	848
3.350%, 3/2/33	312	272
		22,495

Health Care—5.1%
AbbVie, Inc. 4.250%, 11/21/49	1,380	1,230
Amgen, Inc.
5.250%, 3/2/33	682	699
5.650%, 3/2/53	453	477
		2,406

Industrials—4.2%
Ingersoll Rand, Inc. 5.700%, 8/14/33	359	380
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Industrials—continued
United Parcel Service, Inc. 5.050%, 3/3/53	$ 1,107	$ 1,147
Veralto Corp. 144A 5.450%, 9/18/33(1)	452	468
		1,995

Information Technology—0.7%
Dell International LLC 3.450%, 12/15/51	468	338
Materials—5.0%
Air Products & Chemicals, Inc. 4.800%, 3/3/33	1,127	1,163
Newmont Corp. 6.250%, 10/1/39	1,086	1,204
		2,367

Real Estate—2.1%
Tanger Properties LP 2.750%, 9/1/31	1,240	997
Utilities—3.2%
Boardwalk Pipelines LP 3.400%, 2/15/31	682	609
Consolidated Edison Co. of New York, Inc. 3.200%, 12/1/51	1,328	939
		1,548

Total Corporate Bonds and Notes (Identified Cost $44,522)		43,529

Total Long-Term Investments—98.3% (Identified Cost $47,593)		46,728

	Shares
Securities Lending Collateral—0.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(3)(4)	99,047	99
Total Securities Lending Collateral (Identified Cost $99)		99

TOTAL INVESTMENTS—98.5% (Identified Cost $47,692)		$46,827
Other assets and liabilities, net—1.5%		702
NET ASSETS—100.0%		$47,529
Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $7,736 or 16.3% of net assets.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	87%
France	3
Singapore	3
Switzerland	2
Netherlands	2
United Kingdom	2
Ireland	1
Total	100%
† % of total investments as of December 31, 2023.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Corporate Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 3,199	$—	$ 3,199
Corporate Bonds and Notes	43,529	—	43,529
Securities Lending Collateral	99	99	—
Total Investments	$46,827	$99	$46,728
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023 .
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Asset-Backed Security—0.3%
Collateralized Loan Obligation—0.3%
Mountain View CLO XVI Ltd. 2022-1A, E (3 month Term SOFR + 9.080%, Cap N/A, Floor 9.080%) 144A 14.474%, 10/15/32(1)(2)	$ 5,000	$ 4,941
Total Asset-Backed Security (Identified Cost $4,648)		4,941

Convertible Bonds and Notes—0.1%
Communication Services—0.1%
Liberty Interactive LLC 4.000%, 11/15/29	8,000	2,000
Total Convertible Bonds and Notes (Identified Cost $6,765)		2,000

Corporate Bonds and Notes—7.9%
Communication Services—1.7%
Allen Media LLC 144A 10.500%, 2/15/28(1)	3,750	2,006
Cable One, Inc. 144A 4.000%, 11/15/30(1)	4,200	3,400
CCO Holdings LLC 144A 4.750%, 3/1/30(1)	5,000	4,569
Gray Television, Inc. 144A 4.750%, 10/15/30(1)	2,000	1,506
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	10,550	10,529
144A 7.000%, 10/15/28(1)	3,000	2,985
Rocket Mortgage LLC 144A 3.875%, 3/1/31(1)	1,000	880
		25,875

Consumer Discretionary—1.3%
Fertitta Entertainment LLC 144A 6.750%, 1/15/30(1)	3,500	3,073
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)	4,000	3,310
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	6,027	5,846
QVC, Inc. 4.750%, 2/15/27	3,000	2,375
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	3,000	2,145
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	3,000	2,948
		19,697

Consumer Staples—0.1%
Albertsons Cos., Inc. 144A 3.250%, 3/15/26(1)	2,000	1,887
Financials—1.7%
Altice Financing S.A. 144A 5.750%, 8/15/29(1)	5,000	4,437
CCO Holdings LLC 144A 4.250%, 2/1/31(1)	2,000	1,748
	Par Value	Value

Financials—continued
Domtar Corp. 144A 6.750%, 10/1/28(1)	$ 2,000	$ 1,807
Ford Motor Credit Co. LLC 2.700%, 8/10/26	3,000	2,779
Global Payments, Inc. 2.900%, 5/15/30	3,751	3,299
LSF11 A5 HoldCo. LLC 144A 6.625%, 10/15/29(1)	2,610	2,207
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	5,900	5,283
Summit Midstream Holdings LLC 144A 9.000%, 10/15/26(1)(2)	990	982
United Wholesale Mortgage LLC 144A 5.500%, 11/15/25(1)	3,866	3,842
		26,384

Health Care—1.2%
DaVita, Inc. 144A 4.625%, 6/1/30(1)	4,500	3,926
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	3,465	1,403
Encompass Health Corp. 4.500%, 2/1/28	3,000	2,870
Tenet Healthcare Corp.
6.125%, 10/1/28	8,500	8,476
4.375%, 1/15/30	2,090	1,937
		18,612

Industrials—0.1%
Griffon Corp. 5.750%, 3/1/28	2,000	1,965
Information Technology—0.9%
Crowdstrike Holdings, Inc. 3.000%, 2/15/29	5,250	4,744
Sensata Technologies B.V. 144A 4.000%, 4/15/29(1)	5,000	4,647
Virtusa Corp. 144A 7.125%, 12/15/28(1)	4,700	4,024
		13,415

Materials—0.4%
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	3,615	3,254
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	2,500	2,398
		5,652

Real Estate—0.5%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	2,000	1,941
Forestar Group, Inc. 144A 3.850%, 5/15/26(1)	2,000	1,905
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Real Estate—continued
SBA Communications Corp. 3.125%, 2/1/29	$ 3,250	$ 2,920
		6,766

Total Corporate Bonds and Notes (Identified Cost $127,600)		120,253

Leveraged Loans—87.8%
Aerospace—8.1%
Amentum Government Services Holdings LLC (1 month Term SOFR + 4.000%) 9.358%, 2/15/29(2)	10,638	10,622
American Airlines, Inc. (3 month Term SOFR + 5.012%) 10.427%, 4/20/28(2)	19,450	19,954
Barnes Group, Inc. (1 month Term SOFR + 3.100%) 8.456%, 8/9/30(2)	6,444	6,457
Cobham Ultra Seniorco S.a r.l. (6 month Term SOFR + 3.928%) 9.363%, 8/6/29(2)	5,967	5,870
Delos Aircraft DAC (3 month Term SOFR + 2.000%) 7.348%, 10/31/27(2)	5,511	5,529
Delta Air Lines, Inc. (3 month Term SOFR + 3.750%) 9.166%, 10/20/27(2)	7,207	7,371
Dynasty Acquisition Co., Inc.
2023, Tranche B-1 (1 month Term SOFR + 4.000%) 9.356%, 8/24/28(2)	6,435	6,448
2023, Tranche B-2 (1 month Term SOFR + 4.000%) 9.356%, 8/24/28(2)	2,758	2,763
LSF11 Trinity Bidco, Inc. 2023-2, Tranche B (1 month Term SOFR + 4.000%) 9.358%, 6/14/30(2)	5,443	5,471
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.770%, 6/21/27(2)	13,067	13,496
Peraton Corp.
Tranche B, First Lien (1 month Term SOFR + 3.850%) 9.206%, 2/1/28(2)	13,208	13,225
Tranche B-1, Second Lien (3 month Term SOFR + 7.850%) 13.222%, 2/1/29(2)	2,976	2,954
Rand Parent LLC Tranche B (3 month Term SOFR + 4.250%) 9.598%, 3/18/30(2)	5,156	5,129
Spirit AeroSystems, Inc. (3 month Term SOFR + 4.250%) 9.633%, 1/15/27(2)	5,096	5,106
Transdigm, Inc. Tranche J (3 month Term SOFR + 3.250%) 8.598%, 2/14/31(2)	3,250	3,262
United AirLines, Inc. Tranche B (1 month Term SOFR + 3.864%) 9.220%, 4/21/28(2)	5,202	5,213
Vertex Aerospace Services Corp. 2023 (1 month Term SOFR + 3.350%) 8.706%, 12/6/28(2)	5,122	5,124
		123,994

	Par Value	Value

Chemicals—6.0%
ARC Falcon I, Inc.
(1 month Term SOFR + 3.600%) 8.956%, 9/30/28(2)	$ 5,669	$ 5,598
(1 month Term SOFR + 7.100%) 12.456%, 9/30/29(2)	5,000	4,488
Ascend Performance Materials Operations LLC 2021 (3 month Term SOFR + 4.850%) 10.317%, 8/27/26(2)	5,033	4,828
Chemours Co. (The) Tranche B-3 (1 month Term SOFR + 3.500%) 8.856%, 8/18/28(2)	2,623	2,616
Consolidated Energy Finance S.A.
(1 month Term SOFR + 2.600%) 7.956%, 5/7/25(2)	7,376	7,137
(1 month Term SOFR + 3.600%) 8.956%, 5/7/25(2)	1,290	1,252
Cyanco Intermediate 2 Corp. Tranche B (1 month Term SOFR + 4.750%) 10.106%, 6/29/28(2)	3,741	3,747
Geon Performance Solutions LLC (3 month Term SOFR + 5.012%) 10.360%, 8/18/28(2)	3,997	3,987
Herens Holdco S.a.r.l. Tranche B (3 month Term SOFR + 4.025%) 9.373%, 7/3/28(2)	4,412	3,984
Hexion Holdings Corp. Second Lien (1 month Term SOFR + 7.848%) 13.203%, 3/15/30(2)	4,305	3,600
Ineos Enterprises Holdings U.S. Finco LLC Tranche B (3 month Term SOFR + 3.850%) 9.238%, 7/7/30(2)	4,420	4,414
Ineos U.S. Finance LLC 2030 (1 month Term SOFR + 3.600%) 8.956%, 2/18/30(2)	7,411	7,411
Ineos U.S. Petrochem LLC Tranche B (1 month Term SOFR + 4.350%) 9.706%, 3/9/29(2)	3,755	3,717
LSF11 A5 Holdco LLC (1 month Term SOFR + 4.350%) 9.706%, 10/15/28(2)	1,990	1,993
LSF11 AS Holdco LLC (1 month Term SOFR + 3.614%) 8.970%, 10/15/28(2)	2,977	2,979
Manchester Acquisition Sub LLC (3 month Term SOFR + 5.900%) 11.277%, 12/1/26(2)	4,940	4,330
Neptune Husky U.S. Bidco LLC (3 month Term SOFR + 5.250%) 10.434%, 1/3/29(2)	5,043	2,227
PMHC II, Inc. (3 month Term SOFR + 4.400%) 9.807%, 4/23/29(2)	5,767	5,503
Trinseo Materials Operating SCA 2021 (3 month Term SOFR + 2.762%) 8.150%, 5/3/28(2)	5,036	3,916
Tronox Finance LLC
2022, First Lien (1 month Term SOFR + 3.250%) 8.598%, 4/4/29(2)	1,515	1,514
2023 (3 month Term SOFR + 3.500%) 8.848%, 8/16/28(2)	2,930	2,924
Vantage Specialty Chemicals, Inc. 2023, First Lien (1 month Term SOFR + 4.750%) 10.108%, 10/26/26(2)	4,277	4,111

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Chemicals—continued
Windsor Holdings III LLC Tranche B (1 month Term SOFR + 4.500%) 9.841%, 8/1/30(2)	$ 5,601	$ 5,631
		91,907

Consumer Durables—0.7%
Lakeshore Learning Materials (1 month Term SOFR + 3.614%) 8.970%, 9/29/28(2)	4,497	4,489
Safety Products
First Lien (1 month Term SOFR + 4.600%) 9.956%, 6/26/26(2)	1,863	1,815
First Lien (1 month Term SOFR + 4.600%) 9.956%, 6/28/26(2)	101	98
Weber-Stephen Products LLC
2022, Tranche B (1 month Term SOFR + 4.350%) 9.706%, 10/30/27(2)	1,916	1,668
Tranche B (1 month Term SOFR + 3.364%) 8.720%, 10/30/27(2)	3,622	3,155
		11,225

Consumer Non-Durables—0.4%
ABG Intermediate Holdings 2 LLC Tranche B-1 (1 month Term SOFR + 3.600%) 8.956%, 12/21/28(2)	4,344	4,360
Ascena Retail Group, Inc. Tranche B (3 month LIBOR + 4.500%) 0.000%, 8/21/22(3)(4)	2,496	9
Recess Holdings, Inc. (3 month Term SOFR + 4.000%) 9.388%, 3/24/27(2)	2,085	2,095
		6,464

Energy—4.7%
AL NGPL Holdings LLC (1 month Term SOFR + 3.500%) 8.845%, 4/14/28(2)	5,253	5,250
BCP Renaissance Parent LLC Tranche B-4 (3 month Term SOFR + 3.500%) 8.871%, 10/31/28(2)	4,505	4,510
Bip Pipeco Holdings LLC (1 month Term SOFR + 3.250%) 8.616%, 12/5/30(2)	2,495	2,486
Brazos Delaware II LLC (1 month Term SOFR + 3.750%) 9.108%, 2/11/30(2)	5,247	5,253
Buckeye Partners LP 2023, Tranche B-2 (1 month Term SOFR + 2.500%) 7.856%, 11/22/30(2)	3,435	3,445
Championx Corp. Tranche B-2 (1 month Term SOFR + 2.850%) 8.206%, 6/7/29(2)	6,009	6,022
GIP III Stetson I LP (1 month Term SOFR + 4.350%) 9.706%, 10/31/28(2)	5,156	5,152
GIP Pilot Acquisition Partners LP (3 month Term SOFR + 3.000%) 8.388%, 10/4/30(2)	1,670	1,669
Invenergy Thermal Operating I LLC Tranche C (3 month Term SOFR + 4.500%) 9.810%, 8/14/29(2)	345	344
M6 ETX Holdings II Midco LLC (1 month Term SOFR + 4.600%) 9.955%, 9/19/29(2)	5,923	5,929
	Par Value	Value

Energy—continued
Medallion Midland Acquisition LLC First Lien (3 month Term SOFR + 3.500%) 8.864%, 10/18/28(2)	$ 2,999	$ 3,007
New Fortress Energy, Inc. (3 month Term SOFR + 5.000%) 10.390%, 10/30/28(2)	10,150	9,972
Oryx Midstream Services Permian Basin LLC 2023 (1 month Term SOFR + 3.364%) 8.710%, 10/5/28(2)	6,508	6,517
Par Petroleum LLC Tranche B (3 month Term SOFR + 4.350%) 9.738%, 2/28/30(2)	8,878	8,871
Whitewater Whistler Holdings LLC Tranche B-1 (3 month Term SOFR + 2.750%) 8.188%, 2/15/30(2)	3,473	3,476
		71,903

Financials—8.5%
Advisor Group Holdings, Inc. Tranche B-2 (1 month Term SOFR + 4.500%) 0.000%, 8/17/28(2)(5)	5,750	5,762
Apollo Commercial Real Estate Finance, Inc. (1 month Term SOFR + 2.864%) 8.220%, 5/15/26(2)	4,241	4,173
Aretec Group, Inc. Tranche B-1 (1 month Term SOFR + 4.600%) 9.956%, 8/9/30(2)	7,182	7,166
Asurion LLC
Tranche B-10 (1 month Term SOFR + 4.100%) 9.456%, 8/19/28(2)	1,572	1,563
Tranche B-11 (1 month Term SOFR + 4.350%) 9.706%, 8/21/28(2)	16,444	16,364
Tranche B-4 (1 month Term SOFR + 5.364%) 10.720%, 1/20/29(2)	10,796	10,152
Blackstone Mortgage Trust, Inc. Tranche B (1 month Term SOFR + 2.864%) 8.220%, 4/23/26(2)	4,899	4,826
Castlelake Aviation One Designated Activity Co. 2023 (3 month Term SOFR + 2.750%) 8.135%, 10/22/27(2)	3,335	3,337
Citadel Securities LP Tranche B (1 month Term SOFR + 2.614%) 7.970%, 7/29/30(2)	8,602	8,613
CTC Holdings LP (3 month Term SOFR + 5.150%) 10.522%, 2/20/29(2)	5,529	5,473
DRW Holdings LLC First Lien (1 month Term SOFR + 3.864%) 9.220%, 3/1/28(2)	9,009	8,987
EIG Management Co. LLC (1 month Term SOFR + 3.850%) 9.206%, 2/24/25(2)	5,466	5,452
Finco I LLC 2023 (3 month Term SOFR + 3.000%) 8.383%, 6/27/29(2)	4,909	4,923
HighTower Holding LLC (3 month Term SOFR + 4.262%) 9.641%, 4/21/28(2)	5,440	5,415
Hudson River Trading LLC (1 month Term SOFR + 3.114%) 8.470%, 3/20/28(2)	5,217	5,194
Jane Street Group LLC (1 month Term SOFR + 2.864%) 8.220%, 1/26/28(2)	4,033	4,044

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
Jones DesLauriers Insurance Management, Inc. 2023 (3 month Term SOFR + 4.250%) 9.624%, 3/15/30(2)	$ 3,410	$ 3,420
Nexus Buyer LLC
(1 month Term SOFR + 3.850%) 9.206%, 11/9/26(2)	3,063	3,026
(1 month Term SOFR + 4.500%) 9.860%, 12/11/28(2)	880	872
OneDigital Borrower LLC 2021, Tranche B (1 month Term SOFR + 4.350%) 9.706%, 11/16/27(2)	6,281	6,269
Superannuation and Investments U.S. LLC (1 month Term SOFR + 3.864%) 9.220%, 12/1/28(2)	4,136	4,137
VFH Parent LLC (1 month Term SOFR + 3.100%) 8.456%, 1/13/29(2)	6,668	6,673
WH Borrower LLC
(3 month Term SOFR + 5.500%) 10.903%, 2/15/27(2)	3,870	3,843
2023-1 (3 month Term SOFR + 5.500%) 10.903%, 2/15/27(2)	99	98
		129,782

Food / Tobacco—1.3%
Evergreen AcqCo 1 LP (3 month Term SOFR + 5.512%) 10.860%, 4/26/28(2)	2,059	2,062
Naked Juice LLC
(3 month Term SOFR + 3.350%) 8.698%, 1/24/29(2)	2,175	2,098
Second Lien (3 month Term SOFR + 6.100%) 11.448%, 1/24/30(2)	2,370	1,896
Primary Products Finance LLC (3 month Term SOFR + 4.150%) 9.546%, 3/30/29(2)	5,342	5,345
Quirch Foods Holdings LLC (3 month Term SOFR + 5.012%) 10.387%, 10/27/27(2)	5,436	5,426
Whole Earth Brands, Inc. (3 month Term SOFR + 4.650%) 9.998%, 2/5/28(2)	3,017	2,565
		19,392

Forest Prod / Containers—1.9%
Domtar Corp. (1 month Term SOFR + 5.614%) 10.970%, 11/30/28(2)	8,170	8,008
Klockner Pentaplast of America, Inc. Tranche B (6 month Term SOFR + 4.975%) 10.476%, 2/12/26(2)	7,352	6,897
Schweitzer-Mauduit International, Inc. Tranche B (1 month Term SOFR + 3.864%) 9.220%, 4/20/28(2)	3,781	3,753
Spa Holdings 3 Oy Tranche B (3 month Term SOFR + 4.262%) 9.610%, 2/4/28(2)	5,799	5,770
Trident TPI Holdings, Inc. Tranche B-5 (3 month Term SOFR + 4.500%) 9.848%, 9/15/28(2)	4,553	4,551
		28,979

	Par Value	Value

Gaming / Leisure—4.1%
Aimbridge Acquisition Co., Inc. (1 month Term SOFR + 3.864%) 9.220%, 2/2/26(2)	$ 2,956	$ 2,744
AP Gaming I LLC Tranche B (1 month Term SOFR + 4.100%) 9.456%, 2/15/29(2)	3,046	3,050
Bombardier Recreational Products, Inc. 2023 (1 month Term SOFR + 2.750%) 8.106%, 12/13/29(2)	6,913	6,895
Caesars Entertainment, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.706%, 2/6/30(2)	3,102	3,106
Deluxe Entertainment Services Group, Inc., PIK Interest Capitalization Second Lien (3 month PRIME + 8.500%) 16.000%, 9/25/24(3)(4)(6)	4,451	—
Flutter Entertainment plc 2028, Tranche B (3 month Term SOFR + 3.250%) 8.863%, 7/22/28(2)	1,805	1,809
Flutter Entertainment Public Ltd Co. Tranche B (3 month Term SOFR + 2.350%) 7.698%, 11/25/30(2)	4,290	4,294
Four Seasons Hotels Ltd. 2022 (1 month Term SOFR + 2.600%) 7.956%, 11/30/29(2)	4,986	4,999
Herschend Entertainment Co. LLC (1 month Term SOFR + 3.864%) 9.220%, 8/27/28(2)	4,379	4,380
Ontario Gaming GTA Ltd. Partnership Tranche B (3 month Term SOFR + 4.250%) 9.598%, 8/1/30(2)	3,265	3,276
Oyo Hospitality Netherlands B.V. (3 month Term SOFR + 8.512%) 13.883%, 6/23/26(2)	4,303	3,916
Playa Hotels & Resorts B.V. (1 month Term SOFR + 3.250%) 8.608%, 1/5/29(2)	9,692	9,700
Scientific Games International, Inc. Tranche B (1 month Term SOFR + 3.100%) 8.465%, 4/16/29(2)	11,520	11,538
Travel Leisure Co 2023 (3 month Term SOFR + 3.350%) 8.708%, 12/14/29(2)	3,642	3,646
		63,353

Health Care—7.0%
AHP Health Partners, Inc. (1 month Term SOFR + 3.614%) 8.970%, 8/24/28(2)	9,326	9,346
FINThrive Software Intermediate Holdings, Inc.
(1 month Term SOFR + 4.114%) 9.470%, 12/18/28(2)	3,115	2,470
Second Lien (1 month Term SOFR + 6.750%) 12.110%, 12/17/29(2)	2,115	1,244
ICON Luxembourg S.a.r.l. (3 month Term SOFR + 2.512%) 7.860%, 7/3/28(2)	3,422	3,432
Indivior Finance S.a r.l. (3 month Term SOFR + 5.512%) 10.860%, 6/30/26(2)	3,812	3,793
Insulet Corp. Tranche B (1 month Term SOFR + 3.364%) 8.720%, 5/4/28(2)	5,401	5,411

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Health Care—continued
Medical Solutions Holdings, Inc. (1 month Term SOFR + 3.350%) 8.706%, 11/1/28(2)	$ 6,383	$ 5,939
Medline Borrower LP (1 month Term SOFR + 3.114%) 8.470%, 10/23/28(2)	11,359	11,405
MPH Acquisition Holdings LLC (3 month Term SOFR + 4.512%) 9.900%, 9/1/28(2)	5,273	5,070
NAPA Management Services Corp. (1 month Term SOFR + 5.350%) 10.706%, 2/23/29(2)	6,386	5,837
National Mentor Holdings, Inc.
First Lien (1-3 month Term SOFR + 3.850%) 9.198% - 9.206%, 3/2/28(2)	5,574	5,045
Tranche C, First Lien (3 month Term SOFR + 3.850%) 9.198%, 3/2/28(2)	168	152
Onex TSG Intermediate Corp. (3 month Term SOFR + 5.012%) 10.395%, 2/28/28(2)	4,342	4,272
Organon & Co. (1 month Term SOFR + 3.114%) 8.472%, 6/2/28(2)	12,715	12,722
PetIQ, Inc. First Lien (3 month Term SOFR + 4.678%) 10.167%, 4/13/28(2)	4,582	4,537
Physician Partners LLC (3 month Term SOFR + 4.150%) 9.533%, 12/22/28(2)	6,079	5,730
PRA Health Sciences, Inc. (3 month Term SOFR + 2.512%) 7.860%, 7/3/28(2)	853	855
Sotera Health Holdings LLC (1 month Term SOFR + 3.750%) 9.106%, 12/11/26(2)	3,497	3,495
Star Parent, Inc. Tranche B (3 month Term SOFR + 4.000%) 9.348%, 9/28/30(2)	6,490	6,406
Surgery Center Holdings, Inc. First Lien (1 month Term SOFR + 3.500%) 8.835%, 12/19/30(2)	4,160	4,172
Team Health Holdings, Inc. (3 month Term SOFR + 5.250%) 10.633%, 3/2/27(2)	8,554	6,475
		107,808

Housing—3.0%
84 Lumber Co. (1 month Term SOFR + 2.850%) 8.206%, 11/15/30(2)	3,000	3,005
ACProducts Holdings, Inc. (3 month Term SOFR + 4.512%) 9.860%, 5/17/28(2)	8,535	7,466
Cushman & Wakefield U.S. Borrower LLC
(1 month Term SOFR + 2.864%) 8.220%, 8/21/25(2)	279	279
2023-1 (1 month Term SOFR + 3.350%) 8.706%, 1/31/30(2)	3,661	3,624
2023-2 (1 month Term SOFR + 4.000%) 9.356%, 1/31/30(2)	2,291	2,285
Empire Today LLC (1 month Term SOFR + 5.114%) 10.470%, 4/3/28(2)	3,068	2,376
Foley Products Co. LLC (3 month Term SOFR + 4.900%) 10.248%, 12/29/28(2)	4,098	4,101
	Par Value	Value

Housing—continued
Forest City Enterprises LP Tranche B (1 month Term SOFR + 3.614%) 8.970%, 12/8/25(2)	$ 5,611	$ 5,307
Griffon Corp. Tranche B (3 month Term SOFR + 2.400%) 7.748%, 1/24/29(2)	5	5
Oscar Acquisitionco LLC Tranche B (3 month Term SOFR + 4.600%) 9.948%, 4/29/29(2)	9,336	9,231
Smyrna Ready Mix Concrete LLC Tranche B (1 month Term SOFR + 3.500%) 8.858%, 4/2/29(2)	2,713	2,717
Snap One Holdings Corp. (3 month Term SOFR + 4.650%) 9.998%, 12/8/28(2)	6,239	6,036
		46,432

Information Technology—9.2%
Cloud Software Group, Inc. Tranche A (2-3 month Term SOFR + 4.600%) 9.848% - 9.948%, 9/29/28(2)	18,211	17,719
Coherent Corp. Tranche B (1 month Term SOFR + 2.864%) 8.220%, 7/2/29(2)	37	37
ConvergeOne Holdings Corp. First Lien (3 month PRIME + 4.000%) 12.500%, 1/4/26(2)	4,254	2,356
Creation Technologies, Inc. (3 month Term SOFR + 5.762%) 11.176%, 10/5/28(2)	6,659	6,459
GTCR W Merger Sub LLC Tranche B (1 month Term SOFR + 3.000%) 0.000%, 9/20/30(2)(5)	6,590	6,615
Instructure Holdings, Inc. (3 month Term SOFR + 3.178%) 8.679%, 10/30/28(2)	3,345	3,357
Iron Mountain Information Management LLC Tranche B (1 month Term SOFR + 2.250%) 7.607%, 1/31/31(2)	3,875	3,873
Lendingtree, Inc. Tranche B (1 month Term SOFR + 3.864%) 9.213%, 9/15/28(2)	6,077	5,599
Magenta Buyer LLC
First Lien (3 month Term SOFR + 5.262%) 10.645%, 7/27/28(2)	6,537	4,592
Second Lien (3 month Term SOFR + 8.512%) 13.895%, 7/27/29(2)	2,540	965
Magnite, Inc. (1-3 month Term SOFR + 5.262%) 10.474% - 10.650%, 4/28/28(2)	5,709	5,713
McAfee Corp. Tranche B-1 (1 month Term SOFR + 3.850%) 9.193%, 3/1/29(2)	7,855	7,801
Mermaid Bidco, Inc. Tranche B-2 (3 month Term SOFR + 4.500%) 9.875%, 12/22/27(2)	5,937	5,959
MKS Instruments, Inc. 2023-1, Tranche B (1 month Term SOFR + 2.500%) 7.841%, 8/17/29(2)	3,464	3,468
Open Text Corp. Tranche B (1 month Term SOFR + 2.850%) 8.206%, 1/31/30(2)	9,497	9,513

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Information Technology—continued
Orchid Merger Sub II LLC (3 month Term SOFR + 4.900%) 10.290%, 7/27/27(2)	$ 5,023	$ 2,964
Rackspace Technology Global, Inc. Tranche B (1 month Term SOFR + 2.864%) 8.230%, 2/15/28(2)	7,537	3,260
Red Planet Borrower LLC First Lien (1 month Term SOFR + 3.850%) 9.206%, 10/2/28(2)	4,980	4,776
Sabre GLBL, Inc. 2022, Tranche B-2 (1 month Term SOFR + 5.100%) 10.456%, 6/30/28(2)	8,016	7,098
TIBCO Software, Inc. 2022, Tranche B (2-3 month Term SOFR + 4.600%) 9.948%, 3/30/29(2)	1,995	1,945
Ultra Clean Holdings, Inc. Tranche B (1 month Term SOFR + 3.864%) 9.220%, 8/27/25(2)	12,059	12,069
UST Global, Inc. (1 month Term SOFR + 3.614%) 8.955%, 11/20/28(2)	4,806	4,778
Virtusa Corp.
Tranche B (1 month Term SOFR + 3.864%) 9.220%, 2/11/28(2)	7,324	7,327
Tranche B-1 (1 month Term SOFR + 3.850%) 9.206%, 2/15/29(2)	1,179	1,179
Xperi Holding Corp. Tranche B (1 month Term SOFR + 3.614%) 8.970%, 6/8/28(2)	11,414	11,388
		140,810

Manufacturing—1.1%
Chart Industries, Inc. Tranche B (1 month Term SOFR + 3.350%) 8.691%, 3/15/30(2)	3,053	3,056
CPM Holdings, Inc. (1 month Term SOFR + 4.500%) 9.843%, 9/28/28(2)	4,175	4,186
VM Consolidated, Inc. (1 month Term SOFR + 3.364%) 8.720%, 3/24/28(2)	4,110	4,124
WireCo WorldGroup, Inc. 2024, Tranche B (1 month Term SOFR + 4.250%) 0.000%, 11/13/28(2)(5)	5,903	5,888
		17,254

Media / Telecom - Broadcasting—1.6%
Sinclair Television Group, Inc.
Tranche B-2 (1 month Term SOFR + 2.614%) 7.970%, 9/30/26(2)	5,779	5,284
Tranche B-3 (1 month Term SOFR + 3.114%) 8.470%, 4/1/28(2)	3,652	2,999
Terrier Media Buyer, Inc. 2021, Tranche B (3 month Term SOFR + 3.600%) 8.948%, 12/17/26(2)	5,482	5,057
United Talent Agency LLC Tranche B (3 month Term SOFR + 4.262%) 9.650%, 7/7/28(2)	3,312	3,313
	Par Value	Value

Media / Telecom - Broadcasting—continued
Univision Communications, Inc. 2021 (1 month Term SOFR + 3.364%) 8.720%, 3/15/26(2)	$ 7,063	$ 7,070
		23,723

Media / Telecom - Cable/Wireless Video—4.4%
Charter Communications Operating LLC Tranche B-4 (1 month Term SOFR + 2.000%) 7.360%, 12/7/30(2)	8,830	8,793
Cogeco Communications Finance USA LP Tranche B-1 (1 month Term SOFR + 3.250%) 8.606%, 9/18/30(2)	3,515	3,456
Coral-U.S. Co-Borrower LLC Tranche B-6 (2 month Term SOFR + 3.190%) 8.543%, 10/15/29(2)	6,000	5,976
CSC Holdings LLC
2017 (1 month LIBOR + 2.250%) 7.726%, 7/17/25(2)	8,299	8,151
2019 (1 month LIBOR + 2.500%) 7.948%, 4/15/27(2)	2,000	1,890
2022 (1 month Term SOFR + 4.500%) 9.833%, 1/18/28(2)	2,650	2,556
DIRECTV Financing LLC (3 month Term SOFR + 5.262%) 10.650%, 8/2/27(2)	8,069	8,060
Radiate Holdco LLC (1 month Term SOFR + 3.364%) 8.720%, 9/25/26(2)	10,216	8,143
Virgin Media Bristol LLC Tranche N (1 month Term SOFR + 2.614%) 7.976%, 1/31/28(2)	11,256	11,199
Wide Open West Finance LLC Tranche B (3 month Term SOFR + 3.000%) 8.348%, 12/20/28(2)	2,499	2,301
Ziggo Financing Partnership Tranche I (1 month Term SOFR + 2.614%) 7.976%, 4/30/28(2)	7,166	7,138
		67,663

Media / Telecom - Diversified Media—3.4%
Allen Media LLC Tranche B (3 month Term SOFR + 5.650%) 10.998%, 2/10/27(2)	7,633	6,755
Applovin Corp.
(1 month Term SOFR + 3.100%) 8.456%, 10/25/28(2)	5,431	5,431
(1 month Term SOFR + 3.100%) 8.456%, 8/14/30(2)	3,169	3,169
Banijay Entertainment SAS Tranche B (1 month Term SOFR + 3.850%) 9.191%, 3/1/28(2)	6,226	6,237
Digital Media Solutions LLC PIK (3 month Term SOFR + 11.262%) 16.610%, 5/25/26(2)(6)	4,076	2,038
E.W. Scripps Co. (The) Tranche B-2 (1 month Term SOFR + 2.677%) 8.033%, 5/1/26(2)	4,305	4,286
Houghton Mifflin Harcourt Co. Tranche B, First Lien (1 month Term SOFR + 5.350%) 10.706%, 4/9/29(2)	4,676	4,573

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Media / Telecom - Diversified Media—continued
McGraw-Hill Education, Inc. (1 month Term SOFR + 4.864%) 10.220%, 7/28/28(2)	$ 4,000	$ 3,991
MH Sub I LLC
2023 (1 month Term SOFR + 4.250%) 9.606%, 5/3/28(2)	3,731	3,662
Second Lien (1 month Term SOFR + 6.250%) 11.606%, 2/23/29(2)	2,565	2,381
Neptune Bidco U.S., Inc. Tranche B (3 month Term SOFR + 5.100%) 10.507%, 4/11/29(2)	3,955	3,604
Overdrive, Inc. First Lien (1 month Term SOFR + 4.250%) 9.583%, 6/15/28(2)	2,564	2,558
UPC Financing Partnership Tranche AX (1 month Term SOFR + 3.114%) 8.476%, 1/31/29(2)	3,000	2,986
		51,671

Media / Telecom - Telecommunications—6.2%
Altice Financing S.A.
2017 (3 month Term SOFR + 2.750%) 8.405%, 7/15/25(2)	1,399	1,384
2022 (3 month Term SOFR + 5.000%) 10.394%, 10/29/27(2)	21,072	20,927
Connect U.S. Finco LLC (1 month Term SOFR + 3.500%) 8.856%, 12/11/26(2)	11,198	11,191
Consolidated Communications, Inc. Tranche B-1 (1 month Term SOFR + 3.614%) 8.970%, 10/2/27(2)	3,768	3,493
Guardian U.S. Holdco LLC (3 month Term SOFR + 4.000%) 9.348%, 1/31/30(2)	5,492	5,504
Lumen Technologies, Inc. Tranche B (1 month Term SOFR + 2.364%) 7.720%, 3/15/27(2)	8,057	5,507
Numericable U.S. LLC Tranche B-14 (3 month Term SOFR + 5.500%) 10.894%, 8/15/28(2)	23,931	21,428
Patagonia Holdco LLC (3 month Term SOFR + 5.750%) 11.116%, 8/1/29(2)	4,384	3,968
Voyage Digital NZ Ltd. (3 month Term SOFR + 4.000%) 9.367%, 5/11/29(2)	3,893	3,884
Zacapa S.a.r.l. 2022 (3 month Term SOFR + 4.038%) 9.348%, 3/22/29(2)	17,646	17,580
		94,866

Media / Telecom - Wireless Communications—1.1%
Crown Subsea Communications Holding, Inc. (1 month Term SOFR + 5.114%) 10.457%, 4/27/27(2)	4,174	4,194
Venga Finance S.a.r.l. (3 month Term SOFR + 5.012%) 10.400%, 6/28/29(2)	12,187	12,073
		16,267

Metals / Minerals—1.3%
AMG Advanced Metallurgical Group N.V. 2021 (1 month Term SOFR + 3.614%) 8.970%, 11/30/28(2)	4,611	4,586
	Par Value	Value

Metals / Minerals—continued
Arsenal Aic Parent LLC Tranche B (1 month Term SOFR + 4.500%) 9.856%, 8/19/30(2)	$ 5,279	$ 5,294
Oxbow Carbon LLC Tranche B (1-3 month Term SOFR + 4.100%) 9.448% - 9.456%, 5/10/30(2)	6,457	6,440
TMS International Corp. Tranche B-4 (1-3 month Term SOFR + 4.750%) 10.106% - 10.133%, 3/2/30(2)	3,945	3,965
		20,285

Retail—1.6%
Academy Ltd. (1 month Term SOFR + 3.864%) 9.207%, 11/5/27(2)	2,645	2,644
Belk, Inc. First Lien PIK (3 month PRIME + 6.500%) 15.000%, 7/31/25(2)(7)	4,375	3,937
CWGS Group LLC (1 month Term SOFR + 2.614%) 7.970% - 7.972%, 6/3/28(2)	6,324	6,168
Jo-Ann Stores LLC Tranche B-1 (3 month Term SOFR + 5.012%) 10.391%, 7/7/28(2)	4,295	196
LSF9 Atlantis Holdings LLC Tranche B (3 month Term SOFR + 7.250%) 12.598%, 3/31/29(2)	4,279	4,167
Petco Health & Wellness Co., Inc. First Lien (3 month Term SOFR + 3.512%) 8.860%, 3/3/28(2)	3,476	3,279
Restoration Hardware, Inc. 2022 (1 month Term SOFR + 3.350%) 8.706%, 10/20/28(2)	3,506	3,414
Rising Tide Holdings, Inc. 2023 (3 month Term SOFR + 6.250%) 11.616%, 3/11/24(2)	630	529
		24,334

Service—6.3%
Adtalem Global Education, Inc. Tranche B (1 month Term SOFR + 4.114%) 9.470%, 8/12/28(2)	6,563	6,569
Altisource S.a.r.l. Tranche B PIK (3 month Term SOFR + 8.850%) 14.198%, 4/3/24(2)(8)	3,267	2,591
American Public Education, Inc. (1 month Term SOFR + 5.615%) 10.971%, 3/29/27(2)	2,161	2,139
Apex Group Treasury Ltd.
2022 (3 month Term SOFR + 5.000%) 10.403%, 7/27/28(2)	594	592
First Lien (3 month Term SOFR + 4.012%) 9.377%, 7/27/28(2)	4,934	4,910
APX Group, Inc. (3 month Term SOFR + 3.512% - 3 month PRIME + 2.250%) 8.924% - 10.750%, 7/10/28(2)	5,057	5,053
ASP Dream Acquisition Co. LLC (1 month Term SOFR + 4.100%) 9.456%, 12/15/28(2)	4,162	4,141
Belfor Holdings, Inc. Tranche B-1 (1 month Term SOFR + 3.750%) 9.106%, 11/1/30(2)	8,500	8,516

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Service—continued
Camelot U.S. Acquisition I Co. (1 month Term SOFR + 3.114%) 8.470%, 10/30/26(2)	$ 5,218	$ 5,223
Conduent Business Services LLC Tranche B (1 month Term SOFR + 4.364%) 9.720%, 10/16/28(2)	5,268	5,143
Employbridge Holding Co. Tranche B (3 month Term SOFR + 5.012%) 10.407%, 7/19/28(2)	4,883	3,979
Energize Holdco LLC (1 month Term SOFR + 3.864%) 9.220%, 12/8/28(2)	4,564	4,550
EverCommerce Solutions, Inc. (1 month Term SOFR + 3.114%) 8.470%, 7/6/28(2)	3,535	3,534
Fugue Finance LLC Tranche B (3 month Term SOFR + 4.000%) 9.388%, 1/31/28(2)	4,884	4,899
GFL Environmental, Inc. 2023 (3 month Term SOFR + 2.500%) 7.912%, 5/31/27(2)	2,993	3,001
Lakeland Tours LLC First Lien 8.000%, 9/25/27	118	87
Omnia Partners LLC (3 month Term SOFR + 4.250%) 9.628%, 7/19/30(2)	5,320	5,350
Priority Holdings LLC (1 month Term SOFR + 5.864%) 11.220%, 4/27/27(2)	5,421	5,404
Signal Parent, Inc. (1 month Term SOFR + 3.600%) 8.956%, 4/3/28(2)	5,565	4,939
St. George’s University Scholastic Services LLC (1 month Term SOFR + 3.350%) 8.706%, 2/10/29(2)	4,632	4,627
Summer BC Bidco B LLC Tranche B-2 (3 month Term SOFR + 4.760%) 10.108%, 12/4/26(2)	5,688	5,606
TTF Holdings LLC (1 month Term SOFR + 4.114%) 9.470%, 3/31/28(2)	5,525	5,518
		96,371

Transportation - Automotive—1.4%
American Axle & Manufacturing, Inc. Tranche B, First Lien (1-3 month Term SOFR + 3.600%) 8.957% - 9.007%, 12/13/29(2)	5,246	5,260
Autokiniton U.S. Holdings, Inc. Tranche B (1 month Term SOFR + 4.614%) 9.970%, 4/6/28(2)	8,453	8,479
Garrett LX I S.a.r.l. Tranche B (3 month Term SOFR + 4.500%) 9.883% - 9.869%, 4/30/28(2)	3,572	3,571
ILPEA Parent, Inc. (1 month Term SOFR + 4.614%) 9.970%, 6/22/28(2)	3,632	3,559
		20,869

Transportation - Land Transportation—1.2%
Daseke Cos., Inc. (1 month Term SOFR + 4.114%) 9.470%, 3/9/28(2)	6,204	6,188
GN Loanco LLC Tranche B (1 month Term SOFR + 4.500%) 9.856%, 9/20/30(2)	5,185	4,904
	Par Value	Value

Transportation - Land Transportation—continued
LaserShip, Inc.
First Lien (3 month Term SOFR + 4.928%) 10.396%, 5/7/28(2)	$ 5,460	$ 5,001
Second Lien (3 month Term SOFR + 7.928%) 13.396%, 5/7/29(2)	3,135	2,592
		18,685

Utilities—3.3%
Eastern Power LLC Tranche B (1 month Term SOFR + 3.864%) 9.220%, 10/2/25(2)	6,895	6,764
Generation Bridge Northeast LLC Tranche B (1 month Term SOFR + 4.250%) 9.606%, 8/7/29(2)	3,813	3,824
Granite Generation LLC (1 month Term SOFR + 3.864%) 9.220%, 11/9/26(2)	5,838	5,814
Helix Gen Funding LLC (1 month Term SOFR + 4.750%) 0.000%, 12/31/27(2)(5)	1,893	1,896
Invenergy Thermal Operating I LLC Tranche B (1 month Term SOFR + 4.614%) 9.934%, 8/14/29(2)	4,171	4,166
Lackawanna Energy Center LLC
Tranche B-2 (1 month Term SOFR + 5.000%) 10.356%, 8/6/29(2)	5,864	5,785
Tranche C (1 month Term SOFR + 5.000%) 10.356%, 7/20/29(2)	1,272	1,255
Talen Energy Supply LLC
Tranche B (3 month Term SOFR + 4.500%) 9.869%, 5/17/30(2)	2,962	2,975
Tranche C (3 month Term SOFR + 4.500%) 9.869%, 5/17/30(2)	2,412	2,423
Vistra Operations Co. LLC 2018 (1 month Term SOFR + 2.000%) 7.356%, 12/20/30(2)	4,580	4,579
WaterBridge Midstream Operating LLC (3 month Term SOFR + 6.012%) 11.390%, 6/22/26(2)	10,881	10,882
		50,363

Total Leveraged Loans (Identified Cost $1,378,230)		1,344,400

	Shares
Preferred Stock—0.1%
Energy—0.1%
Blackbrush Oil & Gas, 1.000%(3)	14,521	1,278
Total Preferred Stock (Identified Cost $46)		1,278

Common Stocks—0.9%
Consumer Discretionary—0.5%
Belk, Inc.(3)	1,562	13
TRU Topco Units(3)	1,866	6,691
Wayne Services Legacy, Inc. (3)	2,073	—
West Marine(9)	44,603	134
		6,838

See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Shares	Value

Energy—0.1%
Blackbrush Oil & Gas(3)	437,150	$ —
Summit Midstream Partners LP(9)	108,293	1,939
		1,939

Financials—0.0%
Copper Property CTL Pass Through Trust(3)	17,816	180
Health Care—0.0%
Envision Healthcare Corp.(3)(9)	46,923	352
Information Technology—0.0%
Bright Bidco(3)	26,953	10
Real Estate—0.0%
Hill Street Properties(3)	229,735	450
Utilities—0.3%
Longview Intermediate Holdings LLC(3)	350,306	4,642
Total Common Stocks (Identified Cost $13,025)		14,411

Rights—0.0%
Utilities—0.0%
Vistra Energy Corp., 12/29/49(3)(9)	410,667	530
Total Rights (Identified Cost $554)		530

Warrants—0.0%
Consumer Discretionary—0.0%
West Marine, 06/01/29(3)(9)	5,583	—
Real Estate—0.0%
Altisource Portfolio Solutions S.A. , 05/22/27(9)	37,960	135
Total Warrants (Identified Cost $—)		135

Total Long-Term Investments—97.1% (Identified Cost $1,530,868)		1,487,948

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 5.236%)(10)	615,678	616
Total Short-Term Investment (Identified Cost $616)		616

TOTAL INVESTMENTS—97.2% (Identified Cost $1,531,484)		$1,488,564
Other assets and liabilities, net—2.8%		43,325
NET ASSETS—100.0%		$1,531,889
Abbreviations:
CLO	Collateralized Loan Obligation
DAC	Designated Activity Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
LP	Limited Partnership
PIK	Payment-in-Kind Security
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $93,829 or 6.1% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the Fair Value Hierarchy table located after the Schedule of Investments.
(4)	Security in default; no interest payments are being received.
(5)	This loan will settle after December 31, 2023, at which time the interest rate, calculated on the base lending rate and the agreed upon spread on trade date, will be reflected.
(6)	100% of the income received was in PIK.
(7)	100% of the income received was in cash.
(8)	74% of the income received was in cash and 26% was in PIK.
(9)	Non-income producing.
(10)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings (Unaudited)†
United States	87%
Luxembourg	5
Canada	3
France	2
Netherlands	2
Ireland	1
Total	100%
† % of total investments as of December 31, 2023.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
As of December 31, 2023, the Fund had the following unfunded loan commitments:
Borrower	Par Value	Commitment	Value	Unrealized Appreciation (Depreciation)
Omnia Partners LLC, (3 month LIBOR + 4.250%) 0.000%, 7/19/30	$500	$495	$503	$8
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Assets:
Debt Instruments:
Asset-Backed Security	$ 4,941	$ —	$ 4,941	$ —
Convertible Bonds and Notes	2,000	—	2,000	—
Corporate Bonds and Notes	120,253	—	120,253	—
Leveraged Loans	1,344,400	—	1,344,391	9 (1)
Equity Securities:
Preferred Stock	1,278	—	—	1,278
Common Stocks	14,411	1,939	134	12,338 (1)
Rights	530	—	—	530
Warrants	135	—	135	— (1)
Money Market Mutual Fund	616	616	—	—
Total Investments	$1,488,564	$2,555	$1,471,854	$14,155

(1)	Includes internally fair valued securities currently priced at zero ($0).
Securities held by the Fund with an end of period value of $2,964 were transferred from Level 3 to Level 2 due to an increase in trading activities at period end.
Some of the Fund’s investments that were categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of Level 3 investments.
The following is a reconciliation of assets of the Fund for Level 3 investments for which significant unobservable inputs were used to determine fair value:
	Total	Leveraged Loans	Preferred Stocks	Common stock	Rights	Warrants
Investments in Securities
Balance as of December 31, 2022:	$ 40,561	$ 6,690(a)	$ 14,654	$ 18,724 (a)	$ 493	$ — (a)
Accrued discount/(premium)	50	50	—	—	—	—
Net realized gain (loss)	(7,412)	(6,559)	—	(852)	—	(1)
Net change in unrealized appreciation (depreciation)(b)	(9,308)	4,821	(9,213)	(4,954)	37	1
Purchases	2,783	2,797	211	(225)	—	—
Sales (c)	(9,555)	(4,826)	(4,374)	(355)	—	—
Transfers from Level 3(d)	(2,964)	(2,964)	—	—	—	—
Balance as of December 31, 2023	$ 14,155	$ 9(a)	$ 1,278	$ 12,338 (a)	$ 530	$ — (a)
(a) Includes internally fair valued security currently priced at zero ($0).
(b) The change in unrealized appreciation (depreciation) on investments still held at December 31, 2023, was $(14,914).
(c) Includes paydowns on securities.
(d) Transfers into and/or from represent the ending value as of December 31, 2023, for any investment security where a change in the pricing level occurred from the beginning to the end of the period.
See Notes to Financial Statements

Seix Floating Rate High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table presents additional information about valuation techniques and inputs used for investments that are measured at fair value and categorized within Level 3 at December 31, 2023:
Investments in Securities – Assets	Ending Balance at December 31, 2023	Valuation Technique Used	Unobservable Inputs	Input Values
Common Stocks:
TRU Topco Units	$6,691	Market and Company Comparables	EV Multiples	7.07x (2.98x - 10.49x)
				9.18x (4.77x - 12.14x)
			Precedent Transaction Multiples	7.51x (5.50x - 10.50x)
			Illiquidity Discount	10%

See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—98.0%
Alabama—5.7%
Jefferson County,
Sales Tax Revenue 5.000%, 9/15/33	$1,000	$ 1,072
Sales Tax Revenue 5.000%, 9/15/35	1,000	1,067
		2,139

California—1.0%
State of California, General Obligation 4.000%, 9/1/43	370	387
Colorado—8.2%
E-470 Public Highway Authority
Toll Highway Revenue, Series A 5.000%, 9/1/35	800	909
Toll Highway Revenue, Series A 5.000%, 9/1/36	1,000	1,126
Regional Transportation District, Sales Tax Revenue, Series A 5.000%, 1/15/28	1,000	1,058
		3,093

District of Columbia—6.8%
District of Columbia, General Obligation, Series D 5.000%, 6/1/31	1,000	1,066
Metropolitan Washington Airports Authority Aviation Revenue, Series A 5.000%, 10/1/28	1,000	1,007
Washington Metropolitan Area Transit Authority Dedicated Revenue, Sustainability Financed Bond 5.000%, 7/15/48	415	461
		2,534

Florida—6.7%
City of Jacksonville, Series B 5.000%, 10/1/26	1,085	1,157
Miami-Dade Seaport Department County Revenue, Senior Bonds Series A (AMT) 5.250%, 10/1/52	1,000	1,088
Pasco County Revenue (AGM Insured) 5.750%, 9/1/54	250	284
		2,529

Idaho—3.0%
Idaho Housing & Finance Association, Sales Tax Revenue, Series A 5.250%, 8/15/48	1,000	1,135
Illinois—2.9%
Illinois Finance Authority Revenue 5.000%, 7/1/28	1,000	1,071
Maryland—3.2%
Maryland Stadium Authority, Series A 5.000%, 3/1/36	1,000	1,184
	Par Value	Value

Michigan—2.7%
Michigan State Hospital Finance Authority, Revenue, Series 200 4.000%, 11/1/24	$1,010	$ 1,019
Nevada—0.7%
Las Vegas Convention & Visitors Authority, Series A 5.000%, 7/1/49	240	263
New Jersey—5.9%
New Jersey Economic Development Authority, Series A 5.250%, 11/1/42	1,000	1,129
New Jersey Turnpike Authority Revenue, Toll Highway Revenue, Series G 5.000%, 1/1/36	1,000	1,084
		2,213

New York—6.7%
City of New York,
General Obligation, Series A 5.000%, 8/1/51	410	454
General Obligation, Series B 5.250%, 10/1/47	500	565
General Obligation, Series D 5.500%, 5/1/44	1,000	1,165
New York Transportation Development Corp.,
Revenue (AMT) 6.000%, 6/30/54	160	177
Revenue (AMT) (AGM Insured) 5.000%, 6/30/49	160	167
		2,528

Ohio—0.3%
Hamilton County, Life Enriching Communities Pro Revenue, Series A 5.500%, 1/1/43	110	112
Oregon—2.8%
Port of Portland, Airport Revenue, Series 24A 5.000%, 7/1/47	1,000	1,038
Pennsylvania—12.6%
Pennsylvania Economic Development Financing Authority
5.500%, 6/30/40	1,500	1,646
Series B 4.000%, 5/15/42	1,535	1,539
Pennsylvania Turnpike Commission,
Toll Highway Revenue 5.000%, 12/1/40	1,000	1,138
Toll Highway Revenue, Series B 5.250%, 12/1/52	350	389
		4,712

Texas—18.3%
Arlington Higher Education Finance Corp., Trinity Basin Preparatory Revenue (PSF-GTD Insured) 4.500%, 8/15/53	130	135
City of Fort Worth, Water & Sewer System Revenue 5.000%, 2/15/30	1,000	1,102
See Notes to Financial Statements

Seix High Grade Municipal Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Texas—continued
Denton Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/15/48	$ 350	$ 392
Katy Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/15/39	500	516
Klein Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 8/1/46	2,000	2,037
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/32	750	830
Port Authority of Houston of Harris County Texas, General Obligation, Series A 5.000%, 10/1/36	500	528
Texas Public Finance Authority, Texas Southern University Revenue (BAM Insured) 5.250%, 5/1/37	200	226
Texas Water Development Board Revenue 4.650%, 10/15/40	1,000	1,097
		6,863

Utah—1.1%
Salt Lake City, Airport Revenue, Series A 5.250%, 7/1/38	355	401
Washington—8.7%
Energy Northwest Revenue, Series A 5.000%, 7/1/34	2,000	2,058
Grant County Public Hospital District No. 1, General Obligation 5.500%, 12/1/43	215	233
Washington Health Care Facilities Authority, Series A 5.000%, 8/1/44	940	979
		3,270

	Par Value	Value

	Wisconsin—0.7%
Public Finance Authority 4.000%, 8/1/59(2)	$ 270	$ 267
	Total Municipal Bonds (Identified Cost $36,183)	36,758

	Total Long-Term Investments—98.0% (Identified Cost $36,183)	36,758

	TOTAL INVESTMENTS—98.0% (Identified Cost $36,183)	$36,758
	Other assets and liabilities, net—2.0%	764
	NET ASSETS—100.0%	$37,522

Abbreviations:
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
BAM	Build America Municipal Insured
PSF-GTD	Permanent School Fund Guarantee Program

Footnote Legend:
(1)	At December 31, 2023, 10.2% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Municipal Bonds	$36,758	$36,758
Total Investments	$36,758	$36,758
There were no securities valued using quoted prices (Level 1) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Corporate Bonds and Notes—93.4%
Communication Services—11.0%
Allen Media LLC 144A 10.500%, 2/15/28(1)	$ 480	$ 257
Altice France S.A. 144A 8.125%, 2/1/27(1)	1,050	968
ANGI Group LLC 144A 3.875%, 8/15/28(1)	420	355
Cable One, Inc. 144A 4.000%, 11/15/30(1)(2)	1,720	1,393
Charter Communications Operating LLC 5.750%, 4/1/48	325	288
CMG Media Corp. 144A 8.875%, 12/15/27(1)	452	358
CSC Holdings LLC
144A 11.250%, 5/15/28(1)	950	979
144A 6.500%, 2/1/29(1)	1,015	896
DISH Network Corp. 144A 11.750%, 11/15/27(1)	632	660
Frontier Communications Holdings LLC 144A 5.875%, 10/15/27(1)	825	797
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	525	499
iHeartCommunications, Inc.
6.375%, 5/1/26	305	260
8.375%, 5/1/27	427	277
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	715	714
144A 7.000%, 10/15/28(1)	715	711
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	1,438	1,408
Live Nation Entertainment, Inc. 144A 5.625%, 3/15/26(1)	775	768
Scripps Escrow, Inc. 144A 5.875%, 7/15/27(1)	175	155
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	950	879
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	1,245	1,203
ZipRecruiter, Inc. 144A 5.000%, 1/15/30(1)	820	716
		14,541

Consumer Discretionary—19.2%
Academy Ltd. 144A 6.000%, 11/15/27(1)	347	341
Ashton Woods USA LLC 144A 6.625%, 1/15/28(1)	705	684
Bath & Body Works, Inc. 6.750%, 7/1/36	560	564
Caesars Entertainment, Inc.
144A 6.250%, 7/1/25(1)	680	682
144A 8.125%, 7/1/27(1)	1,013	1,038
Carnival Corp. 144A 10.500%, 6/1/30(1)	1,232	1,348
Dream Finders Homes, Inc. 144A 8.250%, 8/15/28(1)	640	676
Fertitta Entertainment LLC 144A 6.750%, 1/15/30(1)	800	702
FirstCash, Inc. 144A 5.625%, 1/1/30(1)	1,491	1,428
	Par Value	Value

Consumer Discretionary—continued
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)(2)	$ 890	$ 736
Ford Motor Credit Co. LLC 6.950%, 3/6/26	1,290	1,322
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	1,515	1,470
LGI Homes, Inc. 144A 8.750%, 12/15/28(1)	285	303
Macy’s Retail Holdings LLC 5.125%, 1/15/42	295	230
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	1,155	1,061
Michaels Cos., Inc. (The) 144A 5.250%, 5/1/28(1)	928	734
NCL Corp., Ltd. 144A 5.875%, 2/15/27(1)	990	981
New Home Co., Inc. (The) 144A 8.250%, 10/15/27(1)	1,400	1,306
Patrick Industries, Inc. 144A 7.500%, 10/15/27(1)	713	715
QVC, Inc.
4.375%, 9/1/28	268	194
5.450%, 8/15/34(2)	1,575	954
Royal Caribbean Cruises Ltd.
144A 5.375%, 7/15/27(1)	955	945
144A 7.250%, 1/15/30(1)	960	1,003
Shea Homes LP 4.750%, 2/15/28	800	752
Signal Parent, Inc. 144A 6.125%, 4/1/29(1)	515	368
Six Flags Entertainment Corp. 144A 7.250%, 5/15/31(1)	410	411
Station Casinos LLC 144A 4.500%, 2/15/28(1)	1,518	1,431
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	515	459
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)	675	681
Upbound Group, Inc. 144A 6.375%, 2/15/29(1)	750	704
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	1,005	963
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	260	255
		25,441

Consumer Staples—2.5%
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	850	735
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	1,170	1,092
Vector Group Ltd. 144A 5.750%, 2/1/29(1)	1,560	1,428
		3,255

Energy—15.8%
Ascent Resources Utica Holdings LLC
144A 7.000%, 11/1/26(1)	690	694
144A 8.250%, 12/31/28(1)	650	654
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Energy—continued
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	$ 525	$ 536
Chesapeake Energy Corp. 144A 6.750%, 4/15/29(1)	665	671
Civitas Resources, Inc.
144A 5.000%, 10/15/26(1)	560	543
144A 8.375%, 7/1/28(1)	1,040	1,086
144A 8.625%, 11/1/30(1)	14	15
144A 8.750%, 7/1/31(1)	520	554
Comstock Resources, Inc. 144A 6.750%, 3/1/29(1)	308	282
Energy Transfer LP Series B 6.625% (3)	495	413
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	1,267	1,290
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	681	678
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	2,235	2,179
Nabors Industries, Inc.
144A 7.375%, 5/15/27(1)	985	965
144A 9.125%, 1/31/30(1)	255	256
New Fortress Energy, Inc. 144A 6.750%, 9/15/25(1)	1,435	1,424
PBF Holding Co. LLC 6.000%, 2/15/28	700	681
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	340	328
Rockies Express Pipeline LLC 144A 7.500%, 7/15/38(1)	728	735
SM Energy Co. 6.625%, 1/15/27	390	388
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	825	829
Talos Production, Inc. 12.000%, 1/15/26	975	1,003
Transocean Aquila Ltd. 144A 8.000%, 9/30/28(1)	325	330
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	342	355
Transocean, Inc. 144A 8.750%, 2/15/30(1)	333	348
Valaris Ltd. 144A 8.375%, 4/30/30(1)	650	666
Venture Global LNG, Inc.
144A 8.125%, 6/1/28(1)	965	975
144A 9.875%, 2/1/32(1)	330	344
Vital Energy, Inc. 10.125%, 1/15/28	332	341
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	1,294	1,351
		20,914

Financials—22.2%
Acrisure LLC 144A 7.000%, 11/15/25(1)	165	165
Alliant Holdings Intermediate LLC 144A 6.750%, 4/15/28(1)	672	687
Altice Financing S.A. 144A 5.750%, 8/15/29(1)	1,195	1,060
	Par Value	Value

Financials—continued
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	$ 430	$ 449
AssuredPartners, Inc. 144A 7.000%, 8/15/25(1)	530	531
Bread Financial Holdings, Inc. 144A 9.750%, 3/15/29(1)	350	363
CCO Holdings LLC 144A 7.375%, 3/1/31(1)	1,908	1,958
Churchill Downs, Inc. 144A 5.750%, 4/1/30(1)	710	692
Cimpress plc 7.000%, 6/15/26	377	369
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	1,371	1,367
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	1,413	1,405
Freedom Mortgage Corp.
144A 7.625%, 5/1/26(1)	580	572
144A 12.000%, 10/1/28(1)	478	522
GGAM Finance Ltd. 144A 8.000%, 2/15/27(1)	325	333
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	475	358
Hightower Holding LLC 144A 6.750%, 4/15/29(1)	1,409	1,270
Hilcorp Energy I LP 144A 8.375%, 11/1/33(1)	937	993
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	460	424
INEOS Finance plc 144A 6.750%, 5/15/28(1)	710	697
Kinetik Holdings LP 144A 5.875%, 6/15/30(1)	705	692
LSF11 A5 HoldCo. LLC 144A 6.625%, 10/15/29(1)	510	431
Macquarie Airfinance Holdings Ltd. 144A 8.125%, 3/30/29(1)	325	340
Macy’s Retail Holdings LLC 144A 6.125%, 3/15/32(1)	176	167
Midcap Financial Issuer Trust 144A 6.500%, 5/1/28(1)	560	524
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	665	595
MPT Operating Partnership LP 5.250%, 8/1/26(2)	330	295
Nationstar Mortgage Holdings, Inc.
144A 6.000%, 1/15/27(1)	1,060	1,052
144A 5.750%, 11/15/31(1)	394	367
NFP Corp. 144A 8.500%, 10/1/31(1)	649	703
Noble Finance II LLC 144A 8.000%, 4/15/30(1)	650	676
OneMain Finance Corp. 9.000%, 1/15/29	650	687
Organon & Co. 144A 5.125%, 4/30/31(1)	410	351
PennyMac Financial Services, Inc.
144A 5.375%, 10/15/25(1)	277	274
144A 7.875%, 12/15/29(1)	395	407
144A 5.750%, 9/15/31(1)	415	384
Radian Group, Inc. 4.500%, 10/1/24	530	523

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	$ 435	$ 319
Seadrill Finance Ltd. 144A 8.375%, 8/1/30(1)	385	402
Summit Midstream Holdings LLC 144A 9.000%, 10/15/26(1)(4)	485	481
Teva Pharmaceutical Finance Netherlands III B.V. 6.750%, 3/1/28	315	321
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	1,160	1,153
144A 5.500%, 4/15/29(1)	1,530	1,448
Viking Cruises Ltd.
144A 6.250%, 5/15/25(1)	680	678
144A 9.125%, 7/15/31(1)	651	694
Vistra Operations Co. LLC 144A 7.750%, 10/15/31(1)	663	689
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	530	473
		29,341

Health Care—2.5%
DaVita, Inc. 144A 4.625%, 6/1/30(1)	780	680
Emergent BioSolutions, Inc. 144A 3.875%, 8/15/28(1)	630	255
Star Parent, Inc. 144A 9.000%, 10/1/30(1)	659	694
Surgery Center Holdings, Inc. 144A 10.000%, 4/15/27(1)	85	86
Tenet Healthcare Corp.
6.125%, 10/1/28	695	693
6.125%, 6/15/30	704	712
U.S. Acute Care Solutions LLC 144A 6.375%, 3/1/26(1)	185	155
		3,275

Industrials—10.2%
Allegiant Travel Co. 144A 7.250%, 8/15/27(1)	845	827
American Airlines, Inc. 144A 5.500%, 4/20/26(1)	1,387	1,377
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	795	736
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	920	920
Fortress Transportation & Infrastructure Investors LLC 144A 7.875%, 12/1/30(1)	338	352
Foundation Building Materials, Inc. 144A 6.000%, 3/1/29(1)	437	393
Macquarie Airfinance Holdings Ltd. 144A 8.375%, 5/1/28(1)	340	356
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	688	690
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	315	316
Pike Corp. 144A 8.625%, 1/31/31(1)	62	65
Regal Rexnord Corp. 144A 6.050%, 2/15/26(1)	1,035	1,046
	Par Value	Value

Industrials—continued
Spirit AeroSystems, Inc.
144A 9.375%, 11/30/29(1)	$ 305	$ 334
144A 9.750%, 11/15/30(1)	108	116
Terex Corp. 144A 5.000%, 5/15/29(1)	375	353
TMS International Corp. 144A 6.250%, 4/15/29(1)	1,185	978
TransDigm, Inc. 144A 6.250%, 3/15/26(1)	1,355	1,353
Uber Technologies, Inc. 144A 7.500%, 9/15/27(1)	1,828	1,893
XPO, Inc. 144A 6.250%, 6/1/28(1)	1,350	1,366
		13,471

Information Technology—1.3%
Cloud Software Group, Inc. 144A 6.500%, 3/31/29(1)	890	848
GTCR W-2 Merger Sub LLC 144A 7.500%, 1/15/31(1)	225	238
Seagate HDD Cayman
9.625%, 12/1/32	70	80
144A 8.250%, 12/15/29(1)	562	606
		1,772

Materials—4.4%
Allegheny Ludlum LLC 6.950%, 12/15/25	323	326
First Quantum Minerals Ltd. 144A 7.500%, 4/1/25(1)	588	563
Graham Packaging Co., Inc. 144A 7.125%, 8/15/28(1)	390	351
Knife River Corp. 144A 7.750%, 5/1/31(1)	510	543
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	1,100	1,055
Mineral Resources Ltd.
144A 8.125%, 5/1/27(1)	339	344
144A 9.250%, 10/1/28(1)	463	493
Smyrna Ready Mix Concrete LLC
144A 6.000%, 11/1/28(1)	300	295
144A 8.875%, 11/15/31(1)	675	710
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	646	641
Windsor Holdings III LLC 144A 8.500%, 6/15/30(1)	515	538
		5,859

Real Estate—2.9%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	1,305	1,266
Forestar Group, Inc. 144A 5.000%, 3/1/28(1)	751	723
Howard Hughes Corp. (The) 144A 5.375%, 8/1/28(1)	1,347	1,295
Necessity Retail REIT, Inc. (The) 144A 4.500%, 9/30/28(1)	580	488
		3,772

See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Utilities—1.4%
AmeriGas Partners LP 144A 9.375%, 6/1/28(1)	$ 232	$ 239
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	285	288
Pacific Gas & Electric Co. 4.950%, 7/1/50	405	346
Venture Global Calcasieu Pass LLC 144A 6.250%, 1/15/30(1)	352	350
Vistra Corp. 144A 8.000% (1)(3)	695	692
		1,915

Total Corporate Bonds and Notes (Identified Cost $124,430)		123,556

Leveraged Loans—4.3%
Aerospace—0.8%
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.770%, 6/21/27(4)	1,042	1,076
Financials—1.3%
Alliant Holdings Intermediate LLC Tranche B-6 (1 month Term SOFR + 3.500%) 8.860%, 11/6/30(4)	573	575
Asurion LLC
Tranche B-4 (1 month Term SOFR + 5.360%) 10.720%, 1/20/29(4)	405	381
Tranche B-8 (1 month Term SOFR + 3.360%) 8.720%, 12/23/26(4)	357	356
Broadstreet Partners, Inc. Tranche B-3 (1 month Term SOFR + 3.110%) 8.470%, 1/27/27(4)	347	346
		1,658

Forest Prod / Containers—0.5%
Domtar Corp. (1 month Term SOFR + 5.610%) 10.970%, 11/30/28(4)	669	656
Health Care—0.5%
Medline Borrower LP (1 month Term SOFR + 3.110%) 8.470%, 10/23/28(4)	723	726
Housing—0.3%
ACProducts Holdings, Inc. (3 month Term SOFR + 4.510%) 9.860%, 5/17/28(4)	421	368
Information Technology—0.5%
Sabre GLBL, Inc. 2022, Tranche B-2 (1 month Term SOFR + 5.100%) 10.460%, 6/30/28(4)	730	646
	Par Value	Value

Media / Telecom - Cable/Wireless Video—0.4%
DIRECTV Financing LLC (3 month Term SOFR + 5.260%) 10.650%, 8/2/27(4)	$ 533	$ 533
Total Leveraged Loans (Identified Cost $5,609)		5,663

	Shares
Common Stock—0.0%
Energy—0.0%
SandRidge Energy, Inc.	159	2
Total Common Stock (Identified Cost $1)		2

Total Long-Term Investments—97.7% (Identified Cost $130,040)		129,221

Securities Lending Collateral—1.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(5)(6)	1,842,085	1,842
Total Securities Lending Collateral (Identified Cost $1,842)		1,842

TOTAL INVESTMENTS—99.1% (Identified Cost $131,882)		$131,063
Other assets and liabilities, net—0.9%		1,161
NET ASSETS—100.0%		$132,224

Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $110,476 or 83.6% of net assets.
(2)	All or a portion of security is on loan.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(6)	Represents security purchased with cash collateral received for securities on loan.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Income Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
Country Weightings (Unaudited)†
United States	84%
Bermuda	4
United Kingdom	2
France	2
Cayman Islands	2
Liberia	1
Ireland	1
Other	4
Total	100%
† % of total investments as of December 31, 2023.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Corporate Bonds and Notes	$123,556	$ —	$123,556
Leveraged Loans	5,663	—	5,663
Equity Securities:
Common Stock	2	2	—
Securities Lending Collateral	1,842	1,842	—
Total Investments	$131,063	$1,844	$129,219
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Convertible Bonds and Notes—0.1%
Communication Services—0.1%
Liberty Interactive LLC 4.000%, 11/15/29	$ 1,250	$ 312
Total Convertible Bonds and Notes (Identified Cost $1,049)		312

Corporate Bonds and Notes—92.2%
Communication Services—9.1%
Altice France S.A. 144A 8.125%, 2/1/27(1)	1,765	1,627
ANGI Group LLC 144A 3.875%, 8/15/28(1)	714	603
Cable One, Inc. 144A 4.000%, 11/15/30(1)(2)	2,958	2,395
Charter Communications Operating LLC 5.750%, 4/1/48	540	479
CSC Holdings LLC
144A 11.250%, 5/15/28(1)	1,615	1,664
144A 6.500%, 2/1/29(1)	1,368	1,207
DISH Network Corp. 144A 11.750%, 11/15/27(1)	1,088	1,136
Frontier Communications Holdings LLC 144A 5.875%, 10/15/27(1)	1,474	1,424
Gray Television, Inc. 144A 7.000%, 5/15/27(1)	180	171
Iliad Holding SASU
144A 6.500%, 10/15/26(1)	1,730	1,727
144A 7.000%, 10/15/28(1)	1,135	1,130
LCPR Senior Secured Financing DAC 144A 6.750%, 10/15/27(1)	2,690	2,635
Scripps Escrow, Inc. 144A 5.875%, 7/15/27(1)	320	284
Sirius XM Radio, Inc. 144A 4.000%, 7/15/28(1)	1,925	1,780
Virgin Media Secured Finance plc 144A 5.500%, 5/15/29(1)	2,160	2,087
ZipRecruiter, Inc. 144A 5.000%, 1/15/30(1)	1,543	1,347
		21,696

Consumer Discretionary—21.8%
Academy Ltd. 144A 6.000%, 11/15/27(1)	595	584
Ashton Woods USA LLC 144A 6.625%, 1/15/28(1)	1,275	1,237
Bath & Body Works, Inc. 6.750%, 7/1/36	705	710
Caesars Entertainment, Inc. 144A 8.125%, 7/1/27(1)	1,820	1,866
Carnival Corp. 144A 10.500%, 6/1/30(1)	2,290	2,505
Crocs, Inc. 144A 4.125%, 8/15/31(1)	830	702
Dream Finders Homes, Inc. 144A 8.250%, 8/15/28(1)	1,233	1,303
Fertitta Entertainment LLC 144A 4.625%, 1/15/29(1)	850	771
FirstCash, Inc. 144A 5.625%, 1/1/30(1)	2,706	2,591
	Par Value	Value

Consumer Discretionary—continued
Foot Locker, Inc. 144A 4.000%, 10/1/29(1)(2)	$ 1,543	$ 1,277
Ford Motor Credit Co. LLC 6.950%, 3/6/26	4,540	4,651
Installed Building Products, Inc. 144A 5.750%, 2/1/28(1)	2,710	2,629
LGI Homes, Inc. 144A 8.750%, 12/15/28(1)	508	540
Macy’s Retail Holdings LLC 5.125%, 1/15/42	557	435
Marriott Ownership Resorts, Inc. 4.750%, 1/15/28	2,060	1,892
MGM Resorts International 5.500%, 4/15/27	1,310	1,300
Michaels Cos., Inc. (The) 144A 5.250%, 5/1/28(1)	1,580	1,249
NCL Corp., Ltd. 144A 5.875%, 2/15/27(1)	2,361	2,341
New Home Co., Inc. (The) 144A 8.250%, 10/15/27(1)	2,495	2,327
Patrick Industries, Inc. 144A 7.500%, 10/15/27(1)	1,320	1,323
QVC, Inc.
4.375%, 9/1/28	484	350
5.450%, 8/15/34(2)	3,013	1,826
Royal Caribbean Cruises Ltd.
144A 5.375%, 7/15/27(1)	1,673	1,656
144A 7.250%, 1/15/30(1)	1,756	1,834
Shea Homes LP
4.750%, 2/15/28	1,659	1,560
4.750%, 4/1/29	925	851
Six Flags Entertainment Corp. 144A 7.250%, 5/15/31(1)	785	787
Station Casinos LLC
144A 4.500%, 2/15/28(1)	2,621	2,471
144A 4.625%, 12/1/31(1)	250	225
Thor Industries, Inc. 144A 4.000%, 10/15/29(1)	1,083	966
Travel + Leisure Co. 144A 6.625%, 7/31/26(1)	1,246	1,257
TRI Pointe Group, Inc. 5.875%, 6/15/24	1,030	1,030
Upbound Group, Inc. 144A 6.375%, 2/15/29(1)	1,336	1,254
VOC Escrow Ltd. 144A 5.000%, 2/15/28(1)	2,826	2,707
Winnebago Industries, Inc. 144A 6.250%, 7/15/28(1)	905	889
		51,896

Consumer Staples—2.6%
Simmons Foods, Inc. 144A 4.625%, 3/1/29(1)	1,495	1,293
Turning Point Brands, Inc. 144A 5.625%, 2/15/26(1)	2,485	2,319
Vector Group Ltd. 144A 5.750%, 2/1/29(1)	2,926	2,679
		6,291

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Energy—14.8%
Ascent Resources Utica Holdings LLC 144A 7.000%, 11/1/26(1)	$ 2,381	$ 2,396
Callon Petroleum Co. 144A 8.000%, 8/1/28(1)	955	975
Chesapeake Energy Corp. 144A 6.750%, 4/15/29(1)	1,153	1,164
Civitas Resources, Inc.
144A 5.000%, 10/15/26(1)	1,022	991
144A 8.375%, 7/1/28(1)	1,935	2,020
144A 8.625%, 11/1/30(1)	26	28
144A 8.750%, 7/1/31(1)	967	1,029
Comstock Resources, Inc. 144A 6.750%, 3/1/29(1)	540	494
Energy Transfer LP Series B 6.625% (2)(3)	936	782
EQM Midstream Partners LP 144A 6.500%, 7/1/27(1)	1,740	1,772
Hilcorp Energy I LP 144A 6.250%, 11/1/28(1)	1,209	1,204
Magnolia Oil & Gas Operating LLC 144A 6.000%, 8/1/26(1)	2,367	2,308
Nabors Industries, Inc.
144A 7.375%, 5/15/27(1)	1,388	1,360
144A 9.125%, 1/31/30(1)	445	447
New Fortress Energy, Inc. 144A 6.750%, 9/15/25(1)	2,482	2,462
PBF Holding Co. LLC 6.000%, 2/15/28	1,215	1,183
Precision Drilling Corp. 144A 6.875%, 1/15/29(1)	674	650
Rockies Express Pipeline LLC
144A 4.950%, 7/15/29(1)	662	633
144A 7.500%, 7/15/38(1)	1,478	1,492
SM Energy Co. 6.625%, 1/15/27	805	800
Tallgrass Energy Partners LP 144A 7.500%, 10/1/25(1)	380	382
Talos Production, Inc. 12.000%, 1/15/26	1,827	1,880
Transocean Aquila Ltd. 144A 8.000%, 9/30/28(1)	610	619
Transocean Titan Financing Ltd. 144A 8.375%, 2/1/28(1)	640	664
Transocean, Inc. 144A 8.750%, 2/15/30(1)	620	648
Valaris Ltd. 144A 8.375%, 4/30/30(1)	1,186	1,215
Venture Global LNG, Inc.
144A 8.125%, 6/1/28(1)	1,720	1,737
144A 9.875%, 2/1/32(1)	585	609
Vital Energy, Inc. 10.125%, 1/15/28	605	622
Weatherford International Ltd. 144A 8.625%, 4/30/30(1)	2,369	2,473
Welltec International ApS 144A 8.250%, 10/15/26(1)	220	223
		35,262

Financials—18.4%
Alliant Holdings Intermediate LLC 144A 6.750%, 4/15/28(1)	1,140	1,166
	Par Value	Value

Financials—continued
Altice Financing S.A. 144A 5.750%, 8/15/29(1)	$ 2,055	$ 1,824
Arsenal AIC Parent LLC 144A 8.000%, 10/1/30(1)	745	777
Bread Financial Holdings, Inc. 144A 9.750%, 3/15/29(1)	610	632
Castlelake Aviation Finance DAC 144A 5.000%, 4/15/27(1)	647	606
CCO Holdings LLC 144A 7.375%, 3/1/31(1)	2,974	3,052
Churchill Downs, Inc. 144A 5.750%, 4/1/30(1)	1,265	1,233
Enact Holdings, Inc. 144A 6.500%, 8/15/25(1)	1,739	1,734
Entegris Escrow Corp. 144A 5.950%, 6/15/30(1)	2,590	2,575
Freedom Mortgage Corp.
144A 7.625%, 5/1/26(1)	990	977
144A 12.000%, 10/1/28(1)	871	951
GGAM Finance Ltd. 144A 8.000%, 2/15/27(1)	575	589
Gray Escrow II, Inc. 144A 5.375%, 11/15/31(1)	1,740	1,313
Hilcorp Energy I LP 144A 8.375%, 11/1/33(1)	1,668	1,767
Hilton Grand Vacations Borrower Escrow LLC 144A 5.000%, 6/1/29(1)	832	768
INEOS Finance plc 144A 6.750%, 5/15/28(1)	1,215	1,193
Kinetik Holdings LP 144A 5.875%, 6/15/30(1)	1,290	1,266
Macquarie Airfinance Holdings Ltd. 144A 8.125%, 3/30/29(1)	605	632
Macy’s Retail Holdings LLC 144A 6.125%, 3/15/32(1)	282	267
MPH Acquisition Holdings LLC 144A 5.500%, 9/1/28(1)	732	656
MPT Operating Partnership LP 5.250%, 8/1/26(2)	590	527
Nationstar Mortgage Holdings, Inc.
144A 6.000%, 1/15/27(1)	1,934	1,920
144A 5.750%, 11/15/31(1)	715	667
NFP Corp. 144A 8.500%, 10/1/31(1)	1,206	1,307
Noble Finance II LLC 144A 8.000%, 4/15/30(1)	1,180	1,228
OneMain Finance Corp. 9.000%, 1/15/29	1,132	1,197
Organon & Co. 144A 5.125%, 4/30/31(1)	730	624
PennyMac Financial Services, Inc.
144A 5.375%, 10/15/25(1)	480	474
144A 7.875%, 12/15/29(1)	685	705
144A 5.750%, 9/15/31(1)	705	653
Radian Group, Inc. 4.500%, 10/1/24	895	883
Scripps Escrow II, Inc. 144A 5.375%, 1/15/31(1)	755	554
Seadrill Finance Ltd. 144A 8.375%, 8/1/30(1)	700	730
Summit Midstream Holdings LLC 144A 9.000%, 10/15/26(1)(4)	1,028	1,020

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
Teva Pharmaceutical Finance Netherlands III B.V. 6.750%, 3/1/28(2)	$ 525	$ 534
United Wholesale Mortgage LLC
144A 5.500%, 11/15/25(1)	2,053	2,040
144A 5.500%, 4/15/29(1)	2,592	2,454
Vistra Operations Co. LLC 144A 7.750%, 10/15/31(1)	1,301	1,351
Vmed O2 UK Financing I plc 144A 4.750%, 7/15/31(1)	1,050	937
		43,783

Health Care—2.4%
DaVita, Inc. 144A 4.625%, 6/1/30(1)	2,093	1,826
Star Parent, Inc. 144A 9.000%, 10/1/30(1)	1,142	1,204
Tenet Healthcare Corp.
6.125%, 10/1/28	1,270	1,266
6.125%, 6/15/30	1,280	1,294
		5,590

Industrials—12.2%
Allegiant Travel Co. 144A 7.250%, 8/15/27(1)	1,497	1,465
American Airlines, Inc.
144A 5.500%, 4/20/26(1)	2,388	2,371
144A 5.750%, 4/20/29(1)	2,588	2,523
BlueLinx Holdings, Inc. 144A 6.000%, 11/15/29(1)	1,447	1,339
Brundage-Bone Concrete Pumping Holdings, Inc. 144A 6.000%, 2/1/26(1)	1,587	1,586
Chart Industries, Inc. 144A 7.500%, 1/1/30(1)	1,095	1,145
Fortress Transportation & Infrastructure Investors LLC 144A 7.875%, 12/1/30(1)	571	595
Macquarie Airfinance Holdings Ltd. 144A 8.375%, 5/1/28(1)	589	617
Manitowoc Co., Inc. (The) 144A 9.000%, 4/1/26(1)	1,315	1,319
Mileage Plus Holdings LLC 144A 6.500%, 6/20/27(1)	539	540
Pike Corp. 144A 8.625%, 1/31/31(1)	106	111
Regal Rexnord Corp. 144A 6.050%, 2/15/26(1)	2,275	2,300
Spirit AeroSystems, Inc.
144A 9.375%, 11/30/29(1)	538	589
144A 9.750%, 11/15/30(1)	185	199
Summit Materials LLC 144A 6.500%, 3/15/27(1)	660	659
Terex Corp. 144A 5.000%, 5/15/29(1)	660	622
TMS International Corp. 144A 6.250%, 4/15/29(1)	2,289	1,888
TransDigm, Inc. 144A 6.250%, 3/15/26(1)	2,470	2,466
Uber Technologies, Inc.
144A 8.000%, 11/1/26(1)	1,630	1,660
144A 7.500%, 9/15/27(1)	2,440	2,527
	Par Value	Value

Industrials—continued
XPO, Inc. 144A 6.250%, 6/1/28(1)	$ 2,350	$ 2,378
		28,899

Information Technology—1.4%
Cloud Software Group, Inc. 144A 6.500%, 3/31/29(1)	1,616	1,539
GTCR W-2 Merger Sub LLC 144A 7.500%, 1/15/31(1)	415	439
Seagate HDD Cayman
9.625%, 12/1/32	400	457
144A 8.250%, 12/15/29(1)	740	798
		3,233

Materials—5.2%
Allegheny Ludlum LLC 6.950%, 12/15/25	633	638
First Quantum Minerals Ltd. 144A 7.500%, 4/1/25(1)	1,250	1,196
Knife River Corp. 144A 7.750%, 5/1/31(1)	1,000	1,065
Mativ Holdings, Inc. 144A 6.875%, 10/1/26(1)	1,915	1,837
Mineral Resources Ltd.
144A 8.125%, 5/1/27(1)	580	589
144A 9.250%, 10/1/28(1)	770	819
Smyrna Ready Mix Concrete LLC
144A 6.000%, 11/1/28(1)	509	501
144A 8.875%, 11/15/31(1)	1,165	1,225
Standard Industries, Inc. 144A 5.000%, 2/15/27(1)	2,470	2,408
Warrior Met Coal, Inc. 144A 7.875%, 12/1/28(1)	1,112	1,104
Windsor Holdings III LLC 144A 8.500%, 6/15/30(1)	870	909
		12,291

Real Estate—2.9%
Brookfield Property REIT, Inc. 144A 5.750%, 5/15/26(1)	2,372	2,302
Forestar Group, Inc. 144A 5.000%, 3/1/28(1)	1,385	1,332
Howard Hughes Corp. (The) 144A 5.375%, 8/1/28(1)	2,413	2,319
Necessity Retail REIT, Inc. (The) 144A 4.500%, 9/30/28(1)	1,035	872
		6,825

Utilities—1.4%
AmeriGas Partners LP 144A 9.375%, 6/1/28(1)	410	423
NGL Energy Operating LLC 144A 7.500%, 2/1/26(1)	484	489
Pacific Gas & Electric Co. 4.950%, 7/1/50	705	602
Venture Global Calcasieu Pass LLC 144A 6.250%, 1/15/30(1)	640	637

See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Utilities—continued
Vistra Corp. 144A 8.000% (1)(3)	$ 1,185	$ 1,180
		3,331

Total Corporate Bonds and Notes (Identified Cost $219,930)		219,097

Leveraged Loans—4.4%
Aerospace—0.8%
Mileage Plus Holdings LLC (3 month Term SOFR + 5.400%) 10.770%, 6/21/27(4)	1,962	2,027
Financials—1.3%
Alliant Holdings Intermediate LLC Tranche B-6 (1 month Term SOFR + 3.500%) 8.860%, 11/6/30(4)	1,074	1,077
Asurion LLC
Tranche B-4 (1 month Term SOFR + 5.360%) 10.720%, 1/20/29(4)	720	677
Tranche B-8 (1 month Term SOFR + 3.360%) 8.720%, 12/23/26(4)	635	633
Broadstreet Partners, Inc. Tranche B-3 (1 month Term SOFR + 3.110%) 8.470%, 1/27/27(4)	643	643
		3,030

Forest Prod / Containers—0.5%
Domtar Corp. (1 month Term SOFR + 5.610%) 10.970%, 11/30/28(4)	1,253	1,229
Health Care—0.6%
Medline Borrower LP (1 month Term SOFR + 3.110%) 8.470%, 10/23/28(4)	1,356	1,362
Information Technology—0.5%
Sabre GLBL, Inc. 2022, Tranche B-2 (1 month Term SOFR + 5.100%) 10.460%, 6/30/28(4)	1,362	1,206
Media / Telecom - Cable/Wireless Video—0.4%
DIRECTV Financing LLC (3 month Term SOFR + 5.260%) 10.650%, 8/2/27(4)	905	904
Media / Telecom - Diversified Media—0.3%
Applovin Corp. (1 month Term SOFR + 3.100%) 8.460%, 10/25/28(4)	644	643
Total Leveraged Loans (Identified Cost $10,313)		10,401

Total Long-Term Investments—96.7% (Identified Cost $231,292)		229,810

	Shares	Value
Securities Lending Collateral—1.3%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(5)(6)	3,119,719	$ 3,120
Total Securities Lending Collateral (Identified Cost $3,120)		3,120

TOTAL INVESTMENTS—98.0% (Identified Cost $234,412)		$232,930
Other assets and liabilities, net—2.0%		4,742
NET ASSETS—100.0%		$237,672

Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $191,348 or 80.5% of net assets.
(2)	All or a portion of security is on loan.
(3)	No contractual maturity date.
(4)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(5)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(6)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
United States	84%
Bermuda	4
United Kingdom	2
France	2
Cayman Islands	2
Liberia	1
Ireland	1
Other	4
Total	100%
† % of total investments as of December 31, 2023.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix High Yield Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Convertible Bonds and Notes	$ 312	$ —	$ 312
Corporate Bonds and Notes	219,097	—	219,097
Leveraged Loans	10,401	—	10,401
Securities Lending Collateral	3,120	3,120	—
Total Investments	$232,930	$3,120	$229,810
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Municipal Bonds(1)—96.0%
Alabama—1.1%
Jefferson County, Sales Tax Revenue 5.000%, 9/15/33	$ 1,500	$ 1,607
California—4.1%
California County Tobacco Securitization Agency Revenue,
Series A 5.000%, 6/1/24	100	101
Series A 5.000%, 6/1/25	200	204
Series A 5.000%, 6/1/27	100	106
Series A 5.000%, 6/1/28	100	108
California, State of, General Obligation 5.000%, 4/1/37	4,000	4,013
State of California, General Obligation 4.000%, 9/1/43	1,190	1,243
		5,775

Colorado—4.3%
E-470 Public Highway Authority, Series A 5.000%, 9/1/40	1,500	1,513
Gunnison Watershed School District No. Re 1J,
General Obligation (State AID Withholding Insured) 5.000%, 12/1/41	1,165	1,327
General Obligation (State AID Withholding Insured) 5.000%, 12/1/42	1,000	1,134
Regional Transportation District,
Sales Tax Revenue, Series A 5.000%, 1/15/27	900	938
Sales Tax Revenue, Series A 5.000%, 7/15/27	1,025	1,077
		5,989

Connecticut—1.4%
Connecticut State Health & Educational Facilities Authority Revenue Series A 4.100%, 7/1/42(2)	2,000	2,000
District of Columbia—3.8%
District of Columbia, General Obligation, Series D 5.000%, 6/1/31	2,825	3,010
Metropolitan Washington Airports Authority Aviation Revenue, Series A 5.000%, 10/1/29	1,165	1,286
Washington Metropolitan Area Transit Authority Dedicated Revenue, Sustainability Financed Bond 5.000%, 7/15/48	1,000	1,112
		5,408

Florida—3.0%
Florida Municipal Power Agency Revenue,
Series A 3.000%, 10/1/32	750	742
Series A 3.000%, 10/1/33	750	736
	Par Value	Value

Florida—continued
Miami-Dade Seaport Department County, Series A 5.000%, 10/1/40	$ 2,500	$ 2,713
		4,191

Idaho—1.8%
Idaho Housing & Finance Association
5.000%, 8/15/39	1,200	1,376
5.000%, 8/15/40	1,000	1,140
		2,516

Illinois—4.9%
Chicago O’Hare International Airport Revenue, Senior Lien, Series D 5.000%, 1/1/26	2,600	2,680
City of Chicago Wastewater Transmission Revenue,
Series A (AGM Insured) 5.250%, 1/1/40	2,650	3,058
Series B (AGM Insured) 5.000%, 1/1/39	1,000	1,141
		6,879

Indiana—3.1%
Indianapolis Local Public Improvement Bond Bank 5.250%, 1/1/41	3,870	4,386
Maryland—4.3%
Anne Arundel County, General Obligation 5.000%, 10/1/30	2,615	2,768
Washington Suburban Sanitary Commission Revenue (CNTY GTD Insured) 5.000%, 6/15/30	3,000	3,248
		6,016

Mississippi—2.3%
Mississippi, State of, General Obligation, Series C 5.000%, 10/1/36	3,000	3,285
Missouri—0.6%
Metropolitan St Louis Sewer District Revenue, Series B 5.000%, 5/1/47	750	833
Nevada—0.6%
Las Vegas Convention & Visitors Authority, Series A 5.000%, 7/1/49	760	832
New Jersey—4.0%
New Jersey Economic Development Authority, Series A 5.250%, 11/1/42	4,000	4,517
New Jersey Economic Development Authority, Series QQQ 4.000%, 6/15/38	1,150	1,176
		5,693

New York—8.2%
City of New York,
General Obligation, Series 1 5.500%, 5/1/46	500	578
See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

New York—continued
General Obligation, Series A 5.000%, 8/1/39	$ 1,000	$ 1,165
General Obligation, Series A 5.000%, 8/1/40	1,000	1,158
New York City Municipal Water Finance Authority, Series EE 5.000%, 6/15/45	1,445	1,537
New York State Dormitory Authority, Sales Tax Revenue, Series A 5.000%, 3/15/28	2,500	2,509
New York Transportation Development Corp.,
Revenue (AMT) 6.000%, 6/30/54	585	646
Revenue (AMT) (AGM Insured) 5.000%, 6/30/49	585	611
Port Authority of New York & New Jersey 5.000%, 1/15/38	1,000	1,108
Triborough Bridge & Tunnel Authority, Series A 5.000%, 5/15/43	2,000	2,238
		11,550

North Dakota—2.2%
North Dakota Public Finance Authority Revenue, Series A 5.000%, 10/1/28	3,000	3,043
Ohio—6.0%
Hamilton County, Life Enriching Communities Pro Revenue, Series A 5.500%, 1/1/43	355	361
Ohio, State of, General Obligation, Series A 5.000%, 6/15/32	7,735	8,109
		8,470

Oregon—5.5%
Hillsboro School District No. 1J, General Obligation (SCH BD GTY Insured) 5.000%, 6/15/31	1,000	1,077
Oregon State Lottery,
Series A (MORAL OBLG Insured) 5.000%, 4/1/39	1,400	1,618
Series A (MORAL OBLG Insured) 5.000%, 4/1/40	2,750	3,160
Port of Portland, Airport Revenue,
Series 24B 5.000%, 7/1/26	750	780
Series 24B 5.000%, 7/1/30	1,000	1,053
		7,688

Pennsylvania—7.5%
Lancaster County Hospital Authority Revenue
5.000%, 11/1/37	580	625
5.000%, 11/1/40	1,100	1,170
Pennsylvania Economic Development Financing Authority
5.250%, 6/30/35	750	842
5.500%, 6/30/38	1,000	1,108
5.500%, 6/30/41	2,000	2,185
	Par Value	Value

Pennsylvania—continued
Series B 4.000%, 5/15/40	$ 1,000	$ 1,012
Series B 4.000%, 5/15/41	1,000	1,006
Pennsylvania Turnpike Commission,
5.000%, 12/1/39	1,000	1,087
Series B 5.250%, 12/1/41	1,000	1,152
Toll Highway Revenue, Series B 5.250%, 12/1/52	400	445
		10,632

Texas—13.7%
Arlington Higher Education Finance Corp., Trinity Basin Preparatory Revenue (PSF-GTD Insured) 4.500%, 8/15/53	430	447
Brazosport Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 2/15/28	1,080	1,181
Central Texas Regional Mobility Authority Revenue,
Senior Lien, Series E 5.000%, 1/1/29	500	552
Senior Lien, Series E 5.000%, 1/1/30	1,300	1,458
City of Austin, General Obligation 5.000%, 9/1/28	10	11
City of Corpus Christi, Utility System Revenue, Series B 5.000%, 7/15/40	1,450	1,625
City of Dallas, Waterworks & Sewer System Revenue, Series A 5.000%, 10/1/31	6,845	7,233
Clifton Higher Education Finance Corp. (PSF-GTD Insured) 5.000%, 8/15/35	1,715	1,873
Denton Independent School District, General Obligation (PSF-GTD Insured) 5.000%, 8/15/48	1,130	1,266
Klein Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 8/1/46	2,000	2,037
North Texas Municipal Water District Water System Revenue 5.000%, 9/1/31	500	555
Wichita Falls Independent School District, General Obligation (PSF-GTD Insured) 4.000%, 2/1/29	1,000	1,067
		19,305

Utah—0.9%
Salt Lake City, Airport Revenue, Series A 5.250%, 7/1/38	1,145	1,292
Washington—10.0%
Energy Northwest Revenue, Series A 5.000%, 7/1/34	8,000	8,234
Grant County Public Hospital District No. 1, General Obligation 5.500%, 12/1/43	690	748

See Notes to Financial Statements

Seix Investment Grade Tax-Exempt Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Washington—continued
Washington, State of, General Obligation, Series 1 5.000%, 8/1/29	$ 5,000	$ 5,164
		14,146

Wisconsin—2.7%
Public Finance Authority
5.000%, 6/1/27	300	315
5.000%, 6/1/28	500	533
5.000%, 6/1/29	700	755
5.000%, 6/1/30	1,000	1,088
4.000%, 8/1/59(2)	1,100	1,090
		3,781

Total Municipal Bonds (Identified Cost $135,203)		135,317

Total Long-Term Investments—96.0% (Identified Cost $135,203)		135,317

	Shares
Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(3)	590,293	590
Total Short-Term Investment (Identified Cost $590)		590

TOTAL INVESTMENTS—96.4% (Identified Cost $135,793)		$135,907
Other assets and liabilities, net—3.6%		5,069
NET ASSETS—100.0%		$140,976
Abbreviations:
AGM	Assured Guaranty Municipal Corp.
AMT	Alternative Minimum Tax
CNTY GTD	County Guarantee Program
MORAL OBLG	Moral Obligation Bond
PSF-GTD	Permanent School Fund Guarantee Program
SCH BD GTY	School Bond Guaranty

Footnote Legend:
(1)	At December 31, 2023, 17.8% of the securities in the portfolio are backed by insurance of financial institutions and financial guaranty assurance agencies.
(2)	Variable or step coupon security; interest rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in the description above. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
Municipal Bonds	$135,317	$ —	$135,317
Money Market Mutual Fund	590	590	—
Total Investments	$135,907	$590	$135,317
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
U.S. Government Securities—41.3%
U.S. Treasury Bond 4.125%, 8/15/53	$ 15,997	$ 16,170
U.S. Treasury Notes
0.500%, 3/31/25	6,504	6,184
3.625%, 5/15/26	14,893	14,720
4.750%, 10/15/26	3,327	3,376
3.625%, 5/31/28	8,607	8,516
4.500%, 11/15/33	16,173	16,979
Total U.S. Government Securities (Identified Cost $63,491)		65,945

Mortgage-Backed Securities—32.3%
Agency—31.9%
Federal Home Loan Mortgage Corporation
Pool #A95259 4.000%, 12/1/40	884	864
Pool #G60019 4.500%, 3/1/44	329	327
Pool #Q42921 3.500%, 9/1/46	989	934
Pool #Q53881 4.500%, 1/1/48	772	765
Pool #QA3079 3.500%, 10/1/49	471	438
Pool #QA4766 3.500%, 11/1/49	934	879
Pool #QC2692 3.000%, 6/1/51	306	274
Pool #QE1443 4.000%, 5/1/52	755	717
Pool #QE1985 4.500%, 5/1/52	635	617
Pool #QE2366 5.000%, 5/1/52	307	306
Pool #QE4826 4.500%, 7/1/52	653	633
Pool #QE9908 5.500%, 9/1/52	640	645
Pool #QF8190 6.000%, 2/1/53	906	932
Pool #QF8551 5.500%, 3/1/53	441	443
Pool #RA2622 3.000%, 5/1/50	323	289
Pool #RA8188 4.500%, 11/1/52	745	723
Pool #RA8285 4.500%, 10/1/47	1,703	1,659
Pool #RJ0194 6.000%, 11/1/53	1,983	2,015
Pool #SC0203 2.500%, 12/1/41	1,393	1,240
Pool #SD0164 3.500%, 12/1/49	1,459	1,358
Pool #SD1618 5.000%, 9/1/52	1,691	1,678
Pool #SD2317 6.000%, 1/1/53	1,780	1,810
Pool #ZM5226 3.500%, 12/1/47	504	466
	Par Value	Value

Agency—continued
Federal National Mortgage Association
Pool #AB3692 4.000%, 10/1/41	$ 713	$ 691
Pool #AB3878 4.000%, 11/1/41	801	776
Pool #AB5924 3.000%, 8/1/42	1,232	1,124
Pool #BO1277 3.000%, 7/1/49	508	453
Pool #BO1345 3.500%, 8/1/49	1,045	976
Pool #BO1351 4.000%, 8/1/49	397	381
Pool #BT7914 5.000%, 10/1/52	1,684	1,673
Pool #BV3044 3.000%, 2/1/52	775	700
Pool #BW0044 5.000%, 7/1/52	1,018	1,021
Pool #BW3311 4.500%, 7/1/52	1,764	1,717
Pool #BY8494 5.500%, 8/1/53	1,584	1,599
Pool #CA5122 3.000%, 2/1/50	549	491
Pool #CB3110 2.500%, 3/1/47	1,376	1,172
Pool #CB3630 4.000%, 5/1/52	176	166
Pool #CB3875 3.500%, 6/1/47	1,073	994
Pool #CB4451 4.000%, 8/1/42	533	512
Pool #CB7240 6.000%, 10/1/53	909	923
Pool #FM7290 3.000%, 5/1/51	851	764
Pool #FM7539 3.000%, 6/1/51	498	447
Pool #FM8210 3.000%, 4/1/50	664	598
Pool #FS1443 3.500%, 4/1/52	259	238
Pool #FS2249 5.000%, 6/1/52	880	877
Pool #FS2692 5.000%, 8/1/52	1,784	1,784
Pool #FS3262 4.000%, 10/1/46	2,011	1,961
Pool #FS3386 3.500%, 5/1/38	1,362	1,296
Pool #FS3687 5.000%, 11/1/52	1,063	1,056
Government National Mortgage Association
Pool #CO1904 5.000%, 8/15/52	984	1,011
Pool #CO1918 5.500%, 9/15/52	678	690
Pool #CP7106 5.500%, 8/20/52	186	192
Pool #CP7113 5.500%, 9/20/52	152	158
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Agency—continued
Pool #CR2361 6.000%, 12/15/52	$ 465	$ 483
Pool #CR3025 5.500%, 12/20/52	931	950
Pool #CR9210 5.500%, 1/20/53	665	674
Pool #CS5391 6.000%, 1/20/53	794	811
Pool #CS5448 6.000%, 1/20/53	1,063	1,085
Pool #CS7736 6.000%, 4/20/53	446	456
		50,912

Non-Agency—0.4%
BWAY Mortgage Trust 2013-1515, A2 144A 3.454%, 3/10/33(1)	600	563
Total Mortgage-Backed Securities (Identified Cost $52,390)		51,475

Asset-Backed Securities—5.3%
Automobiles—0.3%
Ford Credit Auto Owner Trust 2023-1, A 144A 4.850%, 8/15/35(1)	475	476
Credit Card—1.7%
American Express Credit Account Master Trust 2023-3, A 5.230%, 9/15/28	790	803
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month Term SOFR + 0.812%, Cap N/A, Floor 0.550%) 6.205%, 5/15/28(2)	1,200	1,193
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month Term SOFR + 0.884%) 6.249%, 5/14/29(2)	785	788
		2,784

Other—3.3%
CF Hippolyta Issuer LLC
2020-1, A1 144A 1.690%, 7/15/60(1)	495	457
2020-1, B1 144A 2.280%, 7/15/60(1)	742	679
DB Master Finance LLC 2021-1A, A23 144A 2.791%, 11/20/51(1)	760	627
Jersey Mike’s Funding 2019-1A, A2 144A 4.433%, 2/15/50(1)	883	836
PSNH Funding LLC 2018-1, A3 3.814%, 2/1/35	255	239
Stack Infrastructure Issuer LLC 2023-1A, A2 144A 5.900%, 3/25/48(1)	160	157
Taco Bell Funding LLC 2021-1A, A23 144A 2.542%, 8/25/51(1)	712	577
Vantage Data Centers LLC 2020-2A, A2 144A 1.992%, 9/15/45(1)	805	700
	Par Value	Value

Other—continued
Verizon Master Trust 2023-7, A1A 5.670%, 11/20/29	$ 900	$ 925
		5,197

Total Asset-Backed Securities (Identified Cost $8,930)		8,457

Corporate Bonds and Notes—19.9%
Communication Services—0.3%
AT&T, Inc. 3.550%, 9/15/55	670	482
Consumer Discretionary—0.8%
General Motors Financial Co., Inc. 5.850%, 4/6/30	308	318
Hyatt Hotels Corp. 1.800%, 10/1/24	613	595
Tapestry, Inc. 7.350%, 11/27/28(3)	414	434
		1,347

Consumer Staples—2.0%
Kimberly-Clark Corp. 4.500%, 2/16/33	609	612
PepsiCo, Inc. 4.650%, 2/15/53	1,371	1,362
Philip Morris International, Inc. 5.375%, 2/15/33	1,166	1,196
		3,170

Energy—1.4%
Boardwalk Pipelines LP 4.450%, 7/15/27	241	236
Enterprise Products Operating LLC 4.200%, 1/31/50	496	430
Pioneer Natural Resources Co. 1.900%, 8/15/30	927	787
Targa Resources Corp. 4.200%, 2/1/33	423	389
Williams Cos., Inc. (The) 3.500%, 10/15/51	477	348
		2,190

Financials—10.9%
AerCap Ireland Capital DAC 3.000%, 10/29/28	324	296
American Express Co. 6.338%, 10/30/26	377	384
Bank of America Corp.
2.087%, 6/14/29	585	516
2.572%, 10/20/32	689	571
Bank of New York Mellon Corp. (The) 4.414%, 7/24/26	934	924
BMW U.S. Capital LLC 144A 1.950%, 8/12/31(1)	747	615
BP Capital Markets America, Inc. 4.812%, 2/13/33	978	986

See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
BPCE S.A. 144A 5.748%, 7/19/33(1)	$ 550	$ 552
Charles Schwab Corp. (The)
5.643%, 5/19/29	325	333
5.853%, 5/19/34	316	326
Daimler Truck Finance North America LLC 144A 2.500%, 12/14/31(1)	417	346
Goldman Sachs Group, Inc. (The) 1.542%, 9/10/27	1,243	1,127
Hartford Financial Services Group, Inc. (The) 2.800%, 8/19/29	467	424
Hyundai Capital America 144A 5.700%, 6/26/30(1)	593	607
John Deere Capital Corp. 5.150%, 3/3/25	361	363
JPMorgan Chase & Co.
0.824%, 6/1/25	945	925
5.350%, 6/1/34	620	629
KeyBank N.A. 4.390%, 12/14/27	420	395
Morgan Stanley
0.791%, 1/22/25	644	642
1.593%, 5/4/27	1,047	965
Pfizer Investment Enterprises Pte Ltd. 5.300%, 5/19/53	1,053	1,075
PG&E Wildfire Recovery Funding LLC Series A-2 4.263%, 6/1/38	835	791
PNC Financial Services Group, Inc. (The) 6.615%, 10/20/27	480	498
Sigeco Securitization I LLC Series A1 5.026%, 11/15/38	440	443
UBS Group AG 144A 4.751%, 5/12/28(1)	805	793
United Airlines Pass-Through-Trust
2020-1, A 5.875%, 4/15/29	573	580
2020-1, B 4.875%, 7/15/27	291	282
Wells Fargo & Co.
3.526%, 3/24/28	739	705
3.350%, 3/2/33	281	246
		17,339

Health Care—1.1%
AbbVie, Inc. 4.250%, 11/21/49	876	781
Amgen, Inc.
5.250%, 3/2/33	662	679
5.650%, 3/2/53	373	392
		1,852

Industrials—1.0%
Ingersoll Rand, Inc. 5.700%, 8/14/33	313	331
United Parcel Service, Inc. 5.050%, 3/3/53	812	841
	Par Value	Value

Industrials—continued
Veralto Corp. 144A 5.450%, 9/18/33(1)	$ 399	$ 413
		1,585

Materials—1.3%
Air Products & Chemicals, Inc. 4.800%, 3/3/33	731	755
Newmont Corp.
2.250%, 10/1/30	678	585
6.250%, 10/1/39	607	673
		2,013

Real Estate—0.2%
Tanger Properties LP 2.750%, 9/1/31	503	404
Utilities—0.9%
Boardwalk Pipelines LP 3.400%, 2/15/31	319	285
Consolidated Edison Co. of New York, Inc. 3.200%, 12/1/51	508	359
Consumers 2023 Securitization Funding LLC Series A2 5.210%, 9/1/31	305	312
Southern Co. (The) Series A 3.700%, 4/30/30	519	489
		1,445

Total Corporate Bonds and Notes (Identified Cost $32,817)		31,827

Total Long-Term Investments—98.8% (Identified Cost $157,628)		157,704

	Shares
Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(4)(5)	173,880	174
Total Securities Lending Collateral (Identified Cost $174)		174

TOTAL INVESTMENTS—98.9% (Identified Cost $157,802)		$157,878
Other assets and liabilities, net—1.1%		1,729
NET ASSETS—100.0%		$159,607

Abbreviations:
DAC	Designated Activity Company
LLC	Limited Liability Company
LP	Limited Partnership
SOFR	Secured Overnight Financing Rate

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Total Return Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
Footnote Legend:
(1)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $8,398 or 5.3% of net assets.
(2)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(3)	All or a portion of security is on loan.
(4)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(5)	Represents security purchased with cash collateral received for securities on loan.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 65,945	$ —	$ 65,945
Mortgage-Backed Securities	51,475	—	51,475
Asset-Backed Securities	8,457	—	8,457
Corporate Bonds and Notes	31,827	—	31,827
Securities Lending Collateral	174	174	—
Total Investments	$157,878	$174	$157,704
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—92.7%
Agency—92.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
KF29, A (SOFR30A + 0.474%, Cap N/A, Floor 0.360%) 5.805%, 2/25/24(1)	$ 3,549	$ 3,548
KF55, A (SOFR30A + 0.624%, Cap N/A, Floor 0.510%) 5.955%, 11/25/25(1)	3,985	3,982
KF79, AL (SOFR30A + 0.584%, Cap N/A, Floor 0.470%) 5.915%, 5/25/30(1)	13,600	13,550
KIR1, A1 2.446%, 3/25/26	2,127	2,061
Federal Home Loan Mortgage Corp. REMIC
2980, FJ (SOFR30A + 0.414%, Cap 7.000%, Floor 0.300%) 5.753%, 11/15/34(1)	5,437	5,374
3820, FA (SOFR30A + 0.464%, Cap 7.000%, Floor 0.350%) 5.803%, 3/15/41(1)	4,064	4,031
4048, GF (SOFR30A + 0.464%, Cap 7.000%, Floor 0.350%) 5.803%, 10/15/40(1)	157	157
4203, PF (SOFR30A + 0.364%, Cap 6.500%, Floor 0.250%) 5.703%, 9/15/42(1)	4,593	4,499
4794, WF (SOFR30A + 0.464%) 5.123%, 3/15/43(1)	6,160	6,086
Federal Home Loan Mortgage Corporation
Pool #1Q1195 (RFUCCT1Y + 1.585%, Cap 10.122%, Floor 1.585%) 4.920%, 5/1/37(1)	1,707	1,738
Pool #1Q1420 (RFUCCT1Y + 1.838%, Cap 10.633%, Floor 1.838%) 5.561%, 9/1/39(1)	1,104	1,136
Pool #2B5891 (RFUCCT1Y + 1.640%, Cap 7.887%, Floor 1.640%) 4.080%, 2/1/47(1)	2,247	2,284
Pool #840337 (RFUCCT1Y + 1.592%, Cap 7.720%, Floor 1.592%) 6.772%, 7/1/46(1)	1,135	1,157
Pool #841083 (RFUCCT1Y + 1.642%, Cap 7.809%, Floor 1.642%) 2.983%, 5/1/49(1)	8,421	8,374
Pool #841345 (RFUCCT1Y + 1.625%, Cap 7.671%, Floor 1.625%) 5.652%, 1/1/47(1)	1,823	1,856
Pool #848736 (RFUCCT1Y + 1.750%, Cap 9.568%, Floor 1.750%) 5.505%, 5/1/35(1)	4,153	4,244
Pool #848744 (RFUCCT1Y + 1.789%, Cap 9.136%, Floor 1.789%) 5.529%, 5/1/34(1)	2,396	2,448
Pool #848747 (RFUCCT1Y + 1.865%, Cap 10.004%, Floor 1.865%) 5.523%, 7/1/36(1)	2,238	2,290
Pool #848796 (RFUCCT1Y + 1.804%, Cap 9.844%, Floor 1.804%) 5.110%, 5/1/37(1)	4,370	4,470
Federal National Mortgage Association
2015-M14, FA (SOFR30A + 0.734%, Cap N/A, Floor 0.620%) 6.072%, 10/25/25(1)	10,580	10,552
	Par Value	Value
Agency—continued
2015-M6, FA (SOFR30A + 0.414%, Cap N/A, Floor 0.300%) 5.752%, 1/25/26(1)	$11,715	$ 11,684
Pool #AD0064 (RFUCCT6M + 1.546%, Cap 10.947%, Floor 1.546%) 7.233%, 1/1/35(1)	823	834
Pool #AE0544 (RFUCCT1Y + 1.742%, Cap 8.077%, Floor 1.742%) 5.993%, 11/1/40(1)	1,588	1,632
Pool #AL0270 (RFUCCT1Y + 1.695%, Cap 10.566%, Floor 1.695%) 5.206%, 8/1/38(1)	510	511
Pool #AL0323 (RFUCCT1Y + 1.818%, Cap 8.290%, Floor 1.818%) 5.409%, 6/1/41(1)	1,012	1,042
Pool #AL0960 (RFUCCT1Y + 1.686%, Cap 9.732%, Floor 1.686%) 5.737%, 7/1/37(1)	2,420	2,473
Pool #AL1886 (RFUCCT1Y + 1.752%, Cap 8.456%, Floor 1.752%) 5.629%, 6/1/42(1)	262	269
Pool #AL2202 (RFUCCT1Y + 1.691%, Cap 9.453%, Floor 1.691%) 4.887%, 6/1/36(1)	938	960
Pool #AL3421 (U.S. Treasury Yield Curve CMT 1 year + 2.375%, Cap 10.750%, Floor 2.375%) 6.445%, 9/1/37(1)	849	855
Pool #AL6516 (RFUCCT1Y + 1.759%, Cap 8.718%, Floor 1.759%) 5.195%, 4/1/40(1)	1,672	1,724
Pool #AL7477 (RFUCCT1Y + 1.797%, Cap 8.631%, Floor 1.797%) 5.930%, 12/1/40(1)	1,221	1,260
Pool #AL7812 (RFUCCT1Y + 1.727%, Cap 8.367%, Floor 1.727%) 5.970%, 11/1/40(1)	2,887	2,971
Pool #AL8796 (RFUCCT1Y + 1.827%, Cap 8.465%, Floor 1.827%) 5.666%, 9/1/41(1)	3,406	3,507
Pool #AL8827 3.000%, 2/1/29	459	445
Pool #AL8872 (RFUCCT1Y + 1.802%, Cap 8.341%, Floor 1.802%) 5.451%, 7/1/42(1)	4,664	4,800
Pool #AN4364 (SOFR30A + 0.704%, Cap 98.130%, Floor 0.590%) 6.035%, 1/1/24(1)	2,728	2,717
Pool #BE3734 (RFUCCT1Y + 1.620%, Cap 7.892%, Floor 1.620%) 5.738%, 7/1/47(1)	1,725	1,749
Pool #BL5697 (SOFR30A + 0.764%, Cap 98.860%, Floor 0.650%) 6.095%, 2/1/30(1)	6,300	6,251
Pool #BL6487 (SOFR30A + 0.874%, Cap 98.510%, Floor 0.760%) 6.205%, 4/1/30(1)	10,000	9,985
Pool #BM1805 (RFUCCT1Y + 1.606%, Cap 7.819%, Floor 1.606%) 2.802%, 9/1/47(1)	4,000	3,996
Pool #BM3981 (RFUCCT1Y + 1.752%, Cap 8.644%, Floor 1.752%) 5.319%, 2/1/42(1)	718	739
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value
Agency—continued
Pool #BM4556 (RFUCCT1Y + 1.595%, Cap 8.519%, Floor 1.595%) 7.078%, 10/1/48(1)	$ 2,041	$ 2,083
Pool #BM4557 (RFUCCT1Y + 1.765%, Cap 7.880%, Floor 1.768%) 5.415%, 5/1/45(1)	1,888	1,937
Pool #BM6855 (RFUCCT1Y + 1.618%, Cap 7.569%, Floor 1.618%) 2.570%, 6/1/50(1)	8,173	7,739
Pool #BM7025 (RFUCCT1Y + 1.708%, Cap 8.730%, Floor 1.708%) 5.190%, 5/1/42(1)	7,261	7,452
Pool #BS5709 (SOFR30A + 0.460%, Cap N/A, Floor 0.460%) 5.791%, 5/1/29(1)	1,000	991
Pool #BW7240 (SOFR30A + 2.120%, Cap 8.901%, Floor 2.120%) 3.901%, 10/1/52(1)	7,770	7,544
Pool #BX2888 (SOFR30A + 2.110%, Cap 10.203%, Floor 2.110%) 5.203%, 12/1/52(1)	3,523	3,527
Federal National Mortgage Association REMIC
2005-17, FA (SOFR30A + 0.414%, Cap 7.000%, Floor 0.300%) 5.752%, 3/25/35(1)	3,498	3,453
2005-74, NA (SOFR30A + 0.534%, Cap 6.500%, Floor 0.420%) 5.872%, 5/25/35(1)	6,590	6,540
2009-66, FP (SOFR30A + 1.014%, Cap 7.000%, Floor 0.900%) 6.352%, 9/25/39(1)	4,072	4,106
2011-62, LF (SOFR30A + 0.514%, Cap 7.000%, Floor 0.400%) 5.852%, 1/25/32(1)	4,222	4,196
2016-67, AF (SOFR30A + 0.514%, Cap 6.500%, Floor 0.400%) 5.852%, 9/25/46(1)	3,976	3,914
2018-92, AF (SOFR30A + 0.514%, Cap 6.500%, Floor 0.400%) 5.852%, 5/25/33(1)	4,178	4,127
2018-96, FC (SOFR30A + 0.564%, Cap 6.500%, Floor 0.450%) 5.902%, 10/25/35(1)	4,276	4,230
2019-13, FG (SOFR30A + 0.514%, Cap 6.500%, Floor 0.400%) 5.852%, 4/25/49(1)	6,807	6,659
FRESB Mortgage Trust
2016-SB13, A5H (SOFR30A + 0.814%, Cap N/A, Floor 0.700%) 6.145%, 1/25/36(1)	5,829	5,796
2019-SB66, A7H 2.390%, 6/25/39(1)	1,477	1,375
Government National Mortgage Association 2009-88, FA (1 month Term SOFR + 0.864%, Cap 7.000%, Floor 0.750%) 6.223%, 10/16/39(1)	3,761	3,779
Small Business Administration
Pool #510032 (PRIME minus 2.650%) 5.850%, 6/25/34(1)	1,651	1,646
Pool #510076 (PRIME minus 2.650%) 5.850%, 5/25/27(1)	1,084	1,085
	Par Value	Value
Agency—continued
Pool #510083 (PRIME minus 2.650%) 5.850%, 9/25/27(1)	$ 378	$ 379
Pool #510219 (PRIME minus 2.650%) 5.850%, 11/25/28(1)	1,327	1,322
Pool #510228 (PRIME minus 2.500%) 6.000%, 7/25/28(1)	320	321
Pool #510241 (PRIME minus 2.600%) 5.900%, 10/25/27(1)	931	929
Pool #510254 (PRIME minus 2.600%) 5.900%, 5/25/28(1)	2,206	2,205
Pool #510256 (PRIME minus 2.600%) 5.900%, 12/25/28(1)	2,944	2,945
Pool #510273 (PRIME minus 2.500%) 6.000%, 11/25/28(1)	1,958	1,965
Pool #530251 (PRIME minus 2.375%) 6.125%, 4/25/32(1)	6,000	5,966
Total Mortgage-Backed Securities (Identified Cost $243,066)		242,452

Total Long-Term Investments—92.7% (Identified Cost $243,066)		242,452

Short-Term Investments—5.7%
U.S. Government Securities—5.7%
U.S. Treasury Bills
0.000%, 2/29/24(2)	5,000	4,957
0.000%, 5/2/24(2)	10,000	9,827
Total Short-Term Investments (Identified Cost $14,775)		14,784

TOTAL INVESTMENTS—98.4% (Identified Cost $257,841)		$257,236
Other assets and liabilities, net—1.6%		4,294
NET ASSETS—100.0%		$261,530

Abbreviations:
CMT	Constant Maturity Treasury
REMIC	Real Estate Mortgage Investment Conduit
RFUCCT1Y	Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year
RFUCCT6M	Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Months
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30 Day Average

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Issued with a zero coupon. Income is recognized through the accretion of discount.

For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix U.S. Government Securities Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
Exchange-traded futures contracts as of December 31, 2023 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Short Contracts:
5 Year U.S. Treasury Note Future	March 2024	(100)	$(10,877)	$—	$ (246)
Total				$—	$ (246)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 14,784	$ —	$ 14,784
Mortgage-Backed Securities	242,452	—	242,452
Total Assets	257,236	—	257,236
Liabilities:
Other Financial Instruments:
Futures Contracts	(246)	(246)	—
Total Liabilities	(246)	(246)	—
Total Investments	$256,990	$ (246)	$257,236
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Par Value	Value
Mortgage-Backed Securities—24.7%
Agency—17.7%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
KBF1, A (SOFR30A + 0.504%) 5.835%, 7/25/24(1)	$ 245	$ 245
KF68, A (SOFR30A + 0.604%, Cap N/A, Floor 0.490%) 5.935%, 7/25/26(1)	1,161	1,159
KJ43, AFL (SOFR30A + 0.960%, Cap N/A, Floor 0.960%) 6.291%, 1/25/32(1)	906	906
KLU2, AFL (SOFR30A + 0.734%, Cap N/A, Floor 0.620%) 6.065%, 6/25/28(1)	270	271
Federal National Mortgage Association 2015-M6, FA (SOFR30A + 0.414%, Cap N/A, Floor 0.300%) 5.752%, 1/25/26(1)	586	584
Small Business Administration Pool #510273 (PRIME minus 2.500%) 6.000%, 11/25/28(1)	392	393
		3,558

Non-Agency—7.0%
BWAY Mortgage Trust 2013-1515, A1 144A 2.809%, 3/10/33(2)	438	427
Cold Storage Trust 2020-ICE5, A (1 month Term SOFR + 1.014%, Cap N/A, Floor 0.900%) 144A 6.372%, 11/15/37(1)(2)	491	489
One New York Plaza Trust 2020-1NYP, A (1 month Term SOFR + 1.064%, Cap N/A, Floor 0.950%) 144A 6.426%, 1/15/36(1)(2)	500	476
		1,392

Total Mortgage-Backed Securities (Identified Cost $4,985)		4,950

Asset-Backed Securities—11.7%
Credit Card—9.7%
Capital One Multi-Asset Execution Trust 2005-B3, B3 (3 month Term SOFR + 0.812%, Cap N/A, Floor 0.550%) 6.205%, 5/15/28(1)	750	745
CARDS II Trust 2021-1A, A 144A 0.602%, 4/15/27(2)	400	394
Citibank Credit Card Issuance Trust 2017-A6, A6 (1 month Term SOFR + 0.884%) 6.249%, 5/14/29(1)	500	502
Discover Card Execution Note Trust 2017-A5, A5 (1 month Term SOFR + 0.714%) 6.076%, 12/15/26(1)	300	301
		1,942

Student Loan—2.0%
Goal Capital Funding Trust 2010-1, A (3 month LIBOR + 0.700%, Cap N/A, Floor 0.700%) 144A 6.341%, 8/25/48(1)(2)	347	345
	Par Value	Value

Student Loan—continued
SLM Student Loan Trust 2005-7, A4 (SOFR90A + 0.412%) 5.746%, 10/25/29(1)	$ 66	$ 66
		411

Total Asset-Backed Securities (Identified Cost $2,345)		2,353

Corporate Bonds and Notes—43.8%
Communication Services—6.7%
AT&T, Inc. 5.539%, 2/20/26	474	474
Verizon Communications, Inc. (SOFR + 0.500%) 5.921%, 3/22/24(1)	430	430
Warnermedia Holdings, Inc. (SOFR + 1.780%) 7.195%, 3/15/24(1)	443	444
		1,348

Consumer Discretionary—1.9%
Hyatt Hotels Corp. 1.800%, 10/1/24	400	388
Consumer Staples—4.1%
PepsiCo, Inc. 3.600%, 3/1/24	500	499
Philip Morris International, Inc. 4.875%, 2/13/26	330	331
		830

Energy—4.9%
Continental Resources, Inc. 144A 2.268%, 11/15/26(2)	541	497
Williams Cos., Inc. (The) 4.300%, 3/4/24	480	479
		976

Financials—23.5%
AerCap Ireland Capital DAC 1.650%, 10/29/24	505	487
ANZ New Zealand Int’l Ltd. (SOFR + 0.600%) 144A 5.996%, 2/18/25(1)(2)	475	475
Banco Santander S.A. (SOFR + 1.240%) 6.637%, 5/24/24(1)	400	401
Charles Schwab Corp. (The) 0.900%, 3/11/26	230	211
Daimler Truck Finance North America LLC (SOFR + 0.750%) 144A 6.159%, 12/13/24(1)(2)	450	450
General Motors Financial Co., Inc. 5.250%, 3/1/26	120	120
Goldman Sachs Group, Inc. (The) (SOFR + 0.500%) 5.910%, 9/10/24(1)	471	470
Hyundai Capital America 144A 1.000%, 9/17/24(2)	500	484
Morgan Stanley 0.791%, 1/22/25	525	524
UBS AG 144A 0.700%, 8/9/24(2)	500	486
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
	Par Value	Value

Financials—continued
United Airlines Pass-Through-Trust 2020-1, B 4.875%, 7/15/27	$ 629	$ 610
		4,718

Health Care—2.4%
AbbVie, Inc. 3.850%, 6/15/24	250	248
Amgen, Inc. 5.507%, 3/2/26	228	228
		476

Industrials—0.3%
Veralto Corp. 144A 5.500%, 9/18/26(2)	66	67
Total Corporate Bonds and Notes (Identified Cost $8,890)		8,803

Total Long-Term Investments—80.2% (Identified Cost $16,220)		16,106

Short-Term Investments—17.5%
U.S. Government Securities—17.5%
U.S. Treasury Bills
0.000%, 1/2/24(3)	450	450
0.000%, 2/29/24(3)	1,890	1,874
0.000%, 5/2/24(3)	1,200	1,179
Total Short-Term Investments (Identified Cost $3,502)		3,503

TOTAL INVESTMENTS—97.7% (Identified Cost $19,722)		$19,609
Other assets and liabilities, net—2.3%		466
NET ASSETS—100.0%		$20,075
Abbreviations:
DAC	Designated Activity Company
LIBOR	London Interbank Offered Rate
LLC	Limited Liability Company
SOFR	Secured Overnight Financing Rate
SOFR30A	Secured Overnight Financing Rate 30 Day Average
SOFR90A	Secured Overnight Financing Rate 90 Day Average

Footnote Legend:
(1)	Variable rate security. Rate disclosed is as of December 31, 2023. Information in parenthesis represents benchmark and reference rate for each security. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions, or, for mortgage-backed securities, are impacted by the individual mortgages which are paying off over time. These securities do not indicate a reference rate and spread in their descriptions.
(2)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2023, these securities amounted to a value of $4,590 or 22.9% of net assets.
(3)	Issued with a zero coupon. Income is recognized through the accretion of discount.

Country Weightings (Unaudited)†
United States	89%
Ireland	3
Switzerland	2
New Zealand	2
Spain	2
Canada	2
Total	100%
† % of total investments as of December 31, 2023.

Exchange-traded futures contracts as of December 31, 2023 were as follows:
Issue	Expiration	Contracts Purchased/(Sold)	Notional Value	Value / Unrealized Appreciation	Value / Unrealized Depreciation
Short Contracts:
2 Year U.S. Treasury Note Future	March 2024	(1)	$(206)	$—	$ (2)
5 Year U.S. Treasury Note Future	March 2024	(2)	(218)	—	(5)
Total				$—	$ (7)
For information regarding the abbreviations, see the Key Investment Terms starting on page 5.
See Notes to Financial Statements

Seix Ultra-Short Bond Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices	Level 2 Significant Observable Inputs
Assets:
Debt Instruments:
U.S. Government Securities	$ 3,503	$ —	$ 3,503
Mortgage-Backed Securities	4,950	—	4,950
Asset-Backed Securities	2,353	—	2,353
Corporate Bonds and Notes	8,803	—	8,803
Total Assets	19,609	—	19,609
Liabilities:
Other Financial Instruments:
Futures Contracts	(7)	(7)	—
Total Liabilities	(7)	(7)	—
Total Investments	$19,602	$ (7)	$19,609
There were no securities valued using significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Assets
Investment in securities at value(1)(2)	$ 53,037	$ 46,827	$ 1,488,564	$ 36,758
Cash	273	575	49,512	369
Due from broker	—	192	—	—
Receivables
Investment securities sold	—	—	40,762	—
Fund shares sold	226	62	3,325	117
Dividends and interest	362	517	11,275	551
Receivable from adviser	—	—	—	1
Unrealized appreciation on unfunded loan commitment(a)	—	—	8	—
Securities lending income	— (b)	— (b)	—	—
Prepaid expenses	12	22	144	12
Other assets	7	6	181	4
Total assets	53,917	48,201	1,593,771	37,812
Liabilities
Payables
Fund shares repurchased	200	247	7,442	230
Investment securities purchased	81	252	52,289	—
Collateral on securities loaned	145	99	—	—
Dividend distributions	1	—	696	9
Investment advisory fees	2	5	395	—
Distribution and service fees	1	1	13	1
Administration and accounting fees	5	5	133	4
Transfer agent and sub-transfer agent fees and expenses	15	17	361	9
Professional fees	31	31	34	30
Trustee deferred compensation plan	7	6	181	4
Interest expense and/or commitment fees	— (b)	— (b)	—	— (b)
Other accrued expenses	15	9	338	3
Total liabilities	503	672	61,882	290
Net Assets	$ 53,414	$ 47,529	$ 1,531,889	$ 37,522
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 66,327	$ 59,790	$ 2,389,378	$ 39,055
Accumulated earnings (loss)	(12,913)	(12,261)	(857,489)	(1,533)
Net Assets	$ 53,414	$ 47,529	$ 1,531,889	$ 37,522
Net Assets:
Class A	$ 5,908	$ 4,958	$ 33,242	$ 4,215
Class C	$ —	$ 359	$ 7,183	$ —
Class I	$ 45,509	$ 42,135	$ 1,303,700	$ 33,307
Class R6	$ 1,997	$ 77	$ 187,764	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	620,893	654,890	4,198,673	372,711
Class C	—	47,678	906,812	—
Class I	4,782,072	5,594,869	164,639,897	2,946,449
Class R6	209,839	10,256	23,693,630	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.51	$ 7.57	$ 7.92	$ 11.31
Class C	$ —	$ 7.53	$ 7.92	$ —
Class I	$ 9.52	$ 7.53	$ 7.92	$ 11.30
Class R6	$ 9.52	$ 7.52	$ 7.92	$ —
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 9.88	$ 7.86	$ 8.14	$ 11.63
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%	2.75%
(1) Investment in securities at cost	$ 53,041	$ 47,692	$ 1,531,484	$ 36,183
(2) Market value of securities on loan	$ 139	$ 95	$ —	$ —

(a)	See Schedule of Investments for schedule of unfunded loan commitments.
(b)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Assets
Investment in securities at value(1)(2)	$ 131,063	$ 232,930	$ 135,907	$ 157,878
Cash	116	2,943	3,675	1,129
Due from broker	—	—	—	— (a)
Receivables
Investment securities sold	873	1,642	—	—
Fund shares sold	122	168	368	146
Dividends and interest	2,428	4,158	1,820	1,078
Securities lending income	3	4	—	— (a)
Prepaid expenses	45	97	14	30
Other assets	16	28	16	19
Total assets	134,666	241,970	141,800	160,280
Liabilities
Payables
Fund shares repurchased	332	684	629	339
Investment securities purchased	115	197	—	—
Collateral on securities loaned	1,842	3,120	—	174
Dividend distributions	4	69	63	—
Investment advisory fees	31	60	25	24
Distribution and service fees	4	2	1	1
Administration and accounting fees	12	21	13	14
Transfer agent and sub-transfer agent fees and expenses	38	50	40	30
Professional fees	27	26	28	34
Trustee deferred compensation plan	16	28	16	19
Interest expense and/or commitment fees	— (a)	— (a)	— (a)	— (a)
Other accrued expenses	21	41	9	38
Total liabilities	2,442	4,298	824	673
Net Assets	$ 132,224	$ 237,672	$ 140,976	$ 159,607
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 246,697	$ 327,572	$ 149,451	$ 204,031
Accumulated earnings (loss)	(114,473)	(89,900)	(8,475)	(44,424)
Net Assets	$ 132,224	$ 237,672	$ 140,976	$ 159,607
Net Assets:
Class A	$ 17,053	$ 10,498	$ 6,902	$ 6,198
Class I	$ 107,401	$ 172,351	$ 134,074	$ 116,684
Class R6	$ 7,770	$ 54,823	$ —	$ 36,725
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	2,968,685	1,362,102	622,735	629,295
Class I	18,724,968	21,800,019	12,112,410	12,256,451
Class R6	1,355,475	6,930,578	—	3,859,155
Net Asset Value and Redemption Price Per Share:*
Class A	$ 5.74	$ 7.71	$ 11.08	$ 9.85
Class I	$ 5.74	$ 7.91	$ 11.07	$ 9.52
Class R6	$ 5.73	$ 7.91	$ —	$ 9.52
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 5.96	$ 8.01	$ 11.39	$ 10.23
Maximum Sales Charge - Class A	3.75%	3.75%	2.75%	3.75%
(1) Investment in securities at cost	$ 131,882	$ 234,412	$ 135,793	$ 157,802
(2) Market value of securities on loan	$ 1,773	$ 2,997	$ —	$ 169

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Assets
Investment in securities at value(1)	$ 257,236	$ 19,609
Cash	2,887	422
Due from broker	—	— (a)
Cash pledged as collateral for futures contracts	140	4
Receivables
Investment securities sold	998	6
Fund shares sold	1,539	807
Dividends and interest	990	92
Receivable from adviser	—	2
Prepaid expenses	97	10
Other assets	31	2
Total assets	263,918	20,954
Liabilities
Variation margin payable on futures contracts	9	— (a)
Payables
Fund shares repurchased	1,969	9
Investment securities purchased	—	833
Dividend distributions	183	—
Investment advisory fees	53	—
Distribution and service fees	3	1
Administration and accounting fees	23	2
Transfer agent and sub-transfer agent fees and expenses	71	4
Professional fees	23	25
Trustee deferred compensation plan	31	2
Interest expense and/or commitment fees	1	— (a)
Other accrued expenses	22	3
Total liabilities	2,388	879
Net Assets	$ 261,530	$ 20,075
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 275,550	$ 21,500
Accumulated earnings (loss)	(14,020)	(1,425)
Net Assets	$ 261,530	$ 20,075
Net Assets:
Class A	$ 14,985	$ 4,362
Class I	$ 204,124	$ 15,713
Class R6	$ 42,421	$ —
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	1,523,026	443,199
Class I	20,747,025	1,597,301
Class R6	4,305,587	—
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.84	$ 9.84
Class I	$ 9.84	$ 9.84
Class R6	$ 9.85	$ —
(1) Investment in securities at cost	$ 257,841	$ 19,722

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2023
($ reported in thousands)
	Seix Core Bond Fund	Seix Corporate Bond Fund	Seix Floating Rate High Income Fund	Seix High Grade Municipal Bond Fund
Investment Income
Dividends	$ 65	$ 36	$ 5,168	$ 183
Interest	2,395	2,097	158,297	1,308
Securities lending, net of fees	10	1	—	—
Total investment income	2,470	2,134	163,465	1,491
Expenses
Investment advisory fees	146	192	7,192	221
Distribution and service fees, Class A	15	13	81	7
Distribution and service fees, Class C	—	4	90	—
Administration and accounting fees	67	57	1,730	53
Transfer agent fees and expenses	26	22	729	19
Sub-transfer agent fees and expenses, Class A	10	5	33	2
Sub-transfer agent fees and expenses, Class C	—	— (1)	9	—
Sub-transfer agent fees and expenses, Class I	61	58	1,830	40
Custodian fees	4	2	6	1
Printing fees and expenses	8	7	110	4
Professional fees	34	25	—	31
Interest expense and/or commitment fees	— (1)	— (1)	491	— (1)
Registration fees	32	39	93	29
Trustees’ fees and expenses	5	4	152	4
Miscellaneous expenses	26	21	323	16
Total expenses	434	449	12,869	427
Less net expenses reimbursed and/or waived by investment adviser(2)	(135)	(100)	(2,104)	(165)
Less low balance account fees	— (1)	— (1)	— (1)	—
Net expenses	299	349	10,765	262
Net investment income (loss)	2,171	1,785	152,700	1,229
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(3,655)	(6,481)	(30,777)	(1,084)
Swaps	—	(267)	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	4,334	8,291	71,283	2,092
Swaps	—	(28)	—	—
Net realized and unrealized gain (loss) on investments	679	1,515	40,506	1,008
Net increase (decrease) in net assets resulting from operations	$ 2,850	$ 3,300	$193,206	$ 2,237

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2023
($ reported in thousands)
	Seix High Income Fund	Seix High Yield Fund	Seix Investment Grade Tax-Exempt Bond Fund	Seix Total Return Bond Fund
Investment Income
Dividends	$ 192	$ 369	$ 439	$ 199
Interest	9,787	16,703	4,102	7,435
Securities lending, net of fees	46	75	—	30
Total investment income	10,025	17,147	4,541	7,664
Expenses
Investment advisory fees	752	1,113	775	455
Distribution and service fees, Class A	40	28	17	16
Administration and accounting fees	147	260	165	193
Transfer agent fees and expenses	59	109	66	79
Sub-transfer agent fees and expenses, Class A	18	18	4	13
Sub-transfer agent fees and expenses, Class I	162	219	163	164
Custodian fees	2	2	1	5
Printing fees and expenses	15	14	8	17
Professional fees	27	22	22	20
Interest expense and/or commitment fees	1	1	1	1
Registration fees	38	45	30	30
Trustees’ fees and expenses	11	21	13	16
Miscellaneous expenses	36	57	34	55
Total expenses	1,308	1,909	1,299	1,064
Less net expenses reimbursed and/or waived by investment adviser(1)	(353)	(372)	(496)	(288)
Net expenses	955	1,537	803	776
Net investment income (loss)	9,070	15,610	3,738	6,888
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(6,146)	(13,840)	(2,339)	(12,839)
Swaps	—	—	—	(1,061)
Net change in unrealized appreciation (depreciation) on:
Investments	14,066	27,618	6,014	15,293
Swaps	—	—	—	(124)
Net realized and unrealized gain (loss) on investments	7,920	13,778	3,675	1,269
Net increase (decrease) in net assets resulting from operations	$16,990	$ 29,388	$ 7,413	$ 8,157

(1)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2023
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Investment Income
Dividends	$ 470	$ 45
Interest	15,154	1,102
Securities lending, net of fees	— (1)	— (1)
Total investment income	15,624	1,147
Expenses
Investment advisory fees	662	53
Distribution and service fees, Class A	34	11
Administration and accounting fees	344	32
Transfer agent fees and expenses	144	12
Sub-transfer agent fees and expenses, Class A	4	3
Sub-transfer agent fees and expenses, Class I	307	19
Custodian fees	2	1
Printing fees and expenses	16	3
Professional fees	4	30
Interest expense and/or commitment fees	— (1)	— (1)
Registration fees	44	24
Trustees’ fees and expenses	31	2
Miscellaneous expenses	60	12
Total expenses	1,652	202
Less net expenses reimbursed and/or waived by investment adviser(2)	(380)	(96)
Less low balance account fees	—	— (1)
Net expenses	1,272	106
Net investment income (loss)	14,352	1,041
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(4,107)	(242)
Futures	641	22
Net change in unrealized appreciation (depreciation) on:
Investments	6,550	669
Futures	(241)	(6)
Net realized and unrealized gain (loss) on investments	2,843	443
Net increase (decrease) in net assets resulting from operations	$17,195	$1,484

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 4D in Notes to Financial Statements.
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Seix Core Bond Fund		Seix Corporate Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,171	$ 1,752	$ 1,785	$ 1,790
Net realized gain (loss)	(3,655)	(9,177)	(6,748)	(4,172)
Net change in unrealized appreciation (depreciation)	4,334	(5,583)	8,263	(10,602)
Increase (decrease) in net assets resulting from operations	2,850	(13,008)	3,300	(12,984)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(221)	(182)	(165)	(264)
Class C	—	—	(11)	(22)
Class I	(1,879)	(1,812)	(1,482)	(2,577)
Class R6	(72)	(58)	(3)	(4)
Total dividends and distributions to shareholders	(2,172)	(2,052)	(1,661)	(2,867)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(385)	(1,085)	(242)	(1,211)
Class C	—	—	(149)	(165)
Class I	(7,186)	(30,629)	971	(270)
Class R6	381	(558)	—	—
Increase (decrease) in net assets from capital transactions	(7,190)	(32,272)	580	(1,646)
Net increase (decrease) in net assets	(6,512)	(47,332)	2,219	(17,497)
Net Assets
Beginning of period	59,926	107,258	45,310	62,807
End of Period	$ 53,414	$ 59,926	$ 47,529	$ 45,310
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Floating Rate High Income Fund		Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 152,700	$ 129,141	$ 1,229	$ 686
Net realized gain (loss)	(30,777)	(70,206)	(1,084)	(1,000)
Net change in unrealized appreciation (depreciation)	71,283	(100,928)	2,092	(4,011)
Increase (decrease) in net assets resulting from operations	193,206	(41,993)	2,237	(4,325)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,828)	(1,958)	(120)	(97)
Class C	(730)	(525)	—	—
Class I	(129,352)	(112,225)	(1,105)	(715)
Class R6	(19,794)	(14,310)	—	—
Total dividends and distributions to shareholders	(152,704)	(129,018)	(1,225)	(812)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(401)	(6,834)	(1,202)	(843)
Class C	(3,818)	(2,710)	—	—
Class I	(526,052)	(156,322)	(5,318)	(9,059)
Class R6	(69,394)	13,182	—	—
Increase (decrease) in net assets from capital transactions	(599,665)	(152,684)	(6,520)	(9,902)
Net increase (decrease) in net assets	(559,163)	(323,695)	(5,508)	(15,039)
Net Assets
Beginning of period	2,091,052	2,414,747	43,030	58,069
End of Period	$ 1,531,889	$ 2,091,052	$ 37,522	$ 43,030
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix High Income Fund		Seix High Yield Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 9,070	$ 9,152	$ 15,610	$ 17,508
Net realized gain (loss)	(6,146)	(13,055)	(13,840)	(29,450)
Net change in unrealized appreciation (depreciation)	14,066	(17,286)	27,618	(32,714)
Increase (decrease) in net assets resulting from operations	16,990	(21,189)	29,388	(44,656)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(1,028)	(779)	(676)	(620)
Class I	(7,546)	(7,762)	(12,009)	(14,880)
Class R6	(470)	(520)	(2,860)	(1,801)
Total dividends and distributions to shareholders	(9,044)	(9,061)	(15,545)	(17,301)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	2,933	(1,758)	(1,274)	(4,878)
Class I	(17,700)	(34,634)	(46,272)	(167,635)
Class R6	607	(2,805)	11,827	25,085
Increase (decrease) in net assets from capital transactions	(14,160)	(39,197)	(35,719)	(147,428)
Net increase (decrease) in net assets	(6,214)	(69,447)	(21,876)	(209,385)
Net Assets
Beginning of period	138,438	207,885	259,548	468,933
End of Period	$ 132,224	$ 138,438	$ 237,672	$ 259,548
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix Investment Grade Tax-Exempt Bond Fund		Seix Total Return Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 3,738	$ 2,935	$ 6,888	$ 6,476
Net realized gain (loss)	(2,339)	(6,245)	(13,900)	(31,538)
Net change in unrealized appreciation (depreciation)	6,014	(13,344)	15,169	(19,065)
Increase (decrease) in net assets resulting from operations	7,413	(16,654)	8,157	(44,127)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(157)	(101)	(213)	(275)
Class I	(3,565)	(3,038)	(4,749)	(6,643)
Class R6	—	—	(1,426)	(1,588)
Total dividends and distributions to shareholders	(3,722)	(3,139)	(6,388)	(8,506)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	(368)	104	(1,608)	(2,431)
Class I	(21,924)	(77,498)	(37,317)	(80,987)
Class R6	—	—	(4,887)	(41,381)
Increase (decrease) in net assets from capital transactions	(22,292)	(77,394)	(43,812)	(124,799)
Net increase (decrease) in net assets	(18,601)	(97,187)	(42,043)	(177,432)
Net Assets
Beginning of period	159,577	256,764	201,650	379,082
End of Period	$ 140,976	$ 159,577	$ 159,607	$ 201,650
See Notes to Financial Statements

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix Ultra-Short Bond Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 14,352	$ 7,769	$ 1,041	$ 700
Net realized gain (loss)	(3,466)	(4,995)	(220)	(475)
Payment by affiliates	—	—	—	10
Net change in unrealized appreciation (depreciation)	6,309	(11,781)	663	(749)
Increase (decrease) in net assets resulting from operations	17,195	(9,007)	1,484	(514)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(560)	(169)	(188)	(76)
Class I	(11,451)	(5,968)	(855)	(624)
Class R6	(2,344)	(1,629)	—	—
Total dividends and distributions to shareholders	(14,355)	(7,766)	(1,043)	(700)
Change in Net Assets from Capital Transactions (See Note 6):
Class A	1,251	(1,338)	(746)	105
Class I	(141,905)	(353,233)	(9,998)	(12,525)
Class R6	(33,012)	(79,694)	—	—
Increase (decrease) in net assets from capital transactions	(173,666)	(434,265)	(10,744)	(12,420)
Net increase (decrease) in net assets	(170,826)	(451,038)	(10,303)	(13,634)
Net Assets
Beginning of period	432,356	883,394	30,378	44,012
End of Period	$ 261,530	$ 432,356	$ 20,075	$ 30,378
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix Core Bond Fund
Class A
1/1/23 to 12/31/23	$ 9.40	0.34	0.11	0.45	(0.34)	—	—	(0.34)	—	0.11	$ 9.51	4.86%	$ 5,908	0.64%	1.02%	3.59%	161%
1/1/22 to 12/31/22	11.20	0.21	(1.75)	(1.54)	(0.22)	—	(0.04)	(0.26)	—	(1.80)	9.40	(13.85)	6,240	0.66 (6)	0.95	2.13	175
1/1/21 to 12/31/21	11.52	0.09	(0.26)	(0.17)	(0.09)	—	(0.06)	(0.15)	—	(0.32)	11.20	(1.43)	8,651	0.64	0.88	0.82	149
1/1/20 to 12/31/20	10.91	0.10	0.87	0.97	(0.11)	—	(0.25)	(0.36)	—	0.61	11.52	8.91	10,943	0.64	0.89	0.88	221
1/1/19 to 12/31/19	10.36	0.22	0.55	0.77	(0.22)	—	—	(0.22)	—	0.55	10.91	7.48	9,183	0.64	0.91	2.03	197
Class I
1/1/23 to 12/31/23	$ 9.40	0.35	0.12	0.47	(0.35)	—	—	(0.35)	—	0.12	$ 9.52	5.11%	$ 45,509	0.50%	0.71%	3.72%	161%
1/1/22 to 12/31/22	11.20	0.22	(1.75)	(1.53)	(0.23)	—	(0.04)	(0.27)	—	(1.80)	9.40	(13.72)	52,113	0.51 (6)	0.66	2.21	175
1/1/21 to 12/31/21	11.53	0.11	(0.27)	(0.16)	(0.11)	—	(0.06)	(0.17)	—	(0.33)	11.20	(1.38)	96,081	0.50	0.60	0.94	149
1/1/20 to 12/31/20	10.91	0.10	0.89	0.99	(0.12)	—	(0.25)	(0.37)	—	0.62	11.53	9.15	187,741	0.50	0.59	0.90	221
1/1/19 to 12/31/19	10.36	0.24	0.54	0.78	(0.23)	—	—	(0.23)	—	0.55	10.91	7.63	93,576	0.50	0.64	2.21	197
Class R6
1/1/23 to 12/31/23	$ 9.40	0.36	0.12	0.48	(0.36)	—	—	(0.36)	—	0.12	$ 9.52	5.26%	$ 1,997	0.36%	0.60%	3.90%	161%
1/1/22 to 12/31/22	11.20	0.24	(1.75)	(1.51)	(0.25)	—	(0.04)	(0.29)	—	(1.80)	9.40	(13.60)	1,573	0.38 (6)	0.53	2.40	175
1/1/21 to 12/31/21	11.53	0.13	(0.27)	(0.14)	(0.13)	—	(0.06)	(0.19)	—	(0.33)	11.20	(1.24)	2,526	0.36	0.48	1.12	149
1/1/20 to 12/31/20	10.91	0.14	0.87	1.01	(0.14)	—	(0.25)	(0.39)	—	0.62	11.53	9.31	1,539	0.36	0.49	1.21	221
1/1/19 to 12/31/19	10.36	0.23	0.57	0.80	(0.25)	—	—	(0.25)	—	0.55	10.91	7.78	2,025	0.36	0.50	2.12	197

Seix Corporate Bond Fund
Class A
1/1/23 to 12/31/23	$ 7.26	0.26	0.29	0.55	(0.24)	—	—	(0.24)	—	0.31	$ 7.57	7.69%	$ 4,958	0.94%	1.14%	3.50%	112%
1/1/22 to 12/31/22	9.33	0.22	(1.93)	(1.71)	(0.20)	—	(0.16)	(0.36)	—	(2.07)	7.26	(18.45)	5,008	0.97 (6)	1.15	2.77	99
1/1/21 to 12/31/21	9.89	0.18	(0.37)	(0.19)	(0.16)	—	(0.21)	(0.37)	—	(0.56)	9.33	(1.90)	7,806	0.95	1.04	1.85	164
1/1/20 to 12/31/20	8.95	0.20	1.34	1.54	(0.24)	—	(0.36)	(0.60)	—	0.94	9.89	17.44	8,765	0.95	1.03	2.07	135
1/1/19 to 12/31/19	8.15	0.23	0.78	1.01	(0.21)	—	—	(0.21)	—	0.80	8.95	12.47	5,599	0.95	1.10	2.69	118
Class C
1/1/23 to 12/31/23	$ 7.23	0.20	0.29	0.49	(0.19)	—	—	(0.19)	—	0.30	$ 7.53	6.82%	$ 359	1.64%	1.89%	2.79%	112%
1/1/22 to 12/31/22	9.29	0.16	(1.92)	(1.76)	(0.14)	—	(0.16)	(0.30)	—	(2.06)	7.23	(19.00)	490	1.66 (6)	1.89	2.05	99
1/1/21 to 12/31/21	9.84	0.11	(0.36)	(0.25)	(0.09)	—	(0.21)	(0.30)	—	(0.55)	9.29	(2.50)	819	1.65	1.76	1.14	164
1/1/20 to 12/31/20	8.91	0.13	1.33	1.46	(0.17)	—	(0.36)	(0.53)	—	0.93	9.84	16.57	1,365	1.65	1.78	1.34	135
1/1/19 to 12/31/19	8.11	0.16	0.78	0.94	(0.14)	—	—	(0.14)	—	0.80	8.91	11.60	671	1.65	1.84	1.87	118
Class I
1/1/23 to 12/31/23	$ 7.22	0.27	0.30	0.57	(0.26)	—	—	(0.26)	—	0.31	$ 7.53	7.98%	$ 42,135	0.69%	0.90%	3.75%	112%
1/1/22 to 12/31/22	9.28	0.24	(1.92)	(1.68)	(0.22)	—	(0.16)	(0.38)	—	(2.06)	7.22	(18.25)	39,738	0.72 (6)	0.98	3.02	99
1/1/21 to 12/31/21	9.84	0.20	(0.37)	(0.17)	(0.18)	—	(0.21)	(0.39)	—	(0.56)	9.28	(1.67)	54,087	0.70	0.77	2.07	164
1/1/20 to 12/31/20	8.90	0.22	1.35	1.57	(0.27)	—	(0.36)	(0.63)	—	0.94	9.84	17.82	103,866	0.70	0.80	2.26	135
1/1/19 to 12/31/19	8.11	0.25	0.77	1.02	(0.23)	—	—	(0.23)	—	0.79	8.90	12.66	32,896	0.70	0.86	2.90	118
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix Corporate Bond Fund (Continued)
Class R6
1/1/23 to 12/31/23	$ 7.22	0.29	0.28	0.57	(0.27)	—	—	(0.27)	—	0.30	$ 7.52	8.13%	$ 77	0.42%	0.79%	4.02%	112%
1/1/22 to 12/31/22	9.28	0.26	(1.92)	(1.66)	(0.24)	—	(0.16)	(0.40)	—	(2.06)	7.22	(18.02)	74	0.45 (6)	0.78	3.31	99
1/1/21 to 12/31/21	9.83	0.23	(0.36)	(0.13)	(0.21)	—	(0.21)	(0.42)	—	(0.55)	9.28	(1.31)	95	0.43	0.70	2.37	164
10/20/20 (7) to 12/31/20	9.75	0.05	0.41	0.46	(0.10)	—	(0.28)	(0.38)	—	0.08	9.83	4.75	101	0.43	0.71	2.51	135 (8)

Seix Floating Rate High Income Fund
Class A
1/1/23 to 12/31/23	$ 7.74	0.69	0.18	0.87	(0.69)	—	—	(0.69)	—	0.18	$ 7.92	11.65%	$ 33,242	0.96% (9)	0.99%	8.76%	45%
1/1/22 to 12/31/22	8.23	0.38	(0.48)	(0.10)	(0.39)	—	—	(0.39)	—	(0.49)	7.74	(1.20)	32,916	0.97 (6)(9)(10)	0.97	4.84	57
1/1/21 to 12/31/21	8.09	0.28	0.13	0.41	(0.27)	—	—	(0.27)	—	0.14	8.23	5.14	42,301	0.95 (9)(10)(11)	0.95	3.35	72
1/1/20 to 12/31/20	8.40	0.30	(0.31)	(0.01)	(0.30)	—	—	(0.30)	—	(0.31)	8.09	0.06	35,224	0.96 (9)	0.96	3.76	68
1/1/19 to 12/31/19	8.30	0.41	0.11	0.52	(0.42)	—	—	(0.42)	—	0.10	8.40	6.30	47,938	0.95 (9)(11)	0.93	4.79	17
Class C
1/1/23 to 12/31/23	$ 7.75	0.64	0.17	0.81	(0.64)	—	—	(0.64)	—	0.17	$ 7.92	10.87%	$ 7,183	1.54% (9)	1.75%	8.14%	45%
1/1/22 to 12/31/22	8.24	0.33	(0.48)	(0.15)	(0.34)	—	—	(0.34)	—	(0.49)	7.75	(1.77)	10,793	1.55 (6)(9)	1.73	4.22	57
1/1/21 to 12/31/21	8.09	0.23	0.14	0.37	(0.22)	—	—	(0.22)	—	0.15	8.24	4.65	14,303	1.54 (9)	1.73	2.74	72
1/1/20 to 12/31/20	8.40	0.25	(0.31)	(0.06)	(0.25)	—	—	(0.25)	—	(0.31)	8.09	(0.52)	21,841	1.54 (9)	1.68	3.19	68
1/1/19 to 12/31/19	8.30	0.36	0.11	0.47	(0.37)	—	—	(0.37)	—	0.10	8.40	5.68	37,586	1.53 (9)	1.65	4.21	17
Class I
1/1/23 to 12/31/23	$ 7.74	0.71	0.18	0.89	(0.71)	—	—	(0.71)	—	0.18	$ 7.92	12.00%	$1,303,700	0.64% (9)	0.77%	9.02%	45%
1/1/22 to 12/31/22	8.23	0.40	(0.48)	(0.08)	(0.41)	—	—	(0.41)	—	(0.49)	7.74	(0.89)	1,795,243	0.65 (6)(9)	0.75	5.09	57
1/1/21 to 12/31/21	8.09	0.30	0.14	0.44	(0.30)	—	—	(0.30)	—	0.14	8.23	5.47	2,102,532	0.64 (9)	0.73	3.65	72
1/1/20 to 12/31/20	8.40	0.32	(0.30)	0.02	(0.33)	—	—	(0.33)	—	(0.31)	8.09	0.38	1,526,917	0.64 (9)	0.75	4.10	68
1/1/19 to 12/31/19	8.30	0.43	0.11	0.54	(0.44)	—	—	(0.44)	—	0.10	8.40	6.63	2,701,126	0.63 (9)	0.72	5.13	17
Class R6
1/1/23 to 12/31/23	$ 7.75	0.72	0.17	0.89	(0.72)	—	—	(0.72)	—	0.17	$ 7.92	11.97%	$ 187,764	0.54% (9)	0.64%	9.13%	45%
1/1/22 to 12/31/22	8.24	0.42	(0.49)	(0.07)	(0.42)	—	—	(0.42)	—	(0.49)	7.75	(0.78)	252,100	0.55 (6)(9)	0.63	5.26	57
1/1/21 to 12/31/21	8.10	0.31	0.14	0.45	(0.31)	—	—	(0.31)	—	0.14	8.24	5.57	255,611	0.54 (9)	0.62	3.76	72
1/1/20 to 12/31/20	8.40	0.34	(0.31)	0.03	(0.33)	—	—	(0.33)	—	(0.30)	8.10	0.61	142,506	0.54 (9)	0.63	4.30	68
1/1/19 to 12/31/19	8.30	0.44	0.11	0.55	(0.45)	—	—	(0.45)	—	0.10	8.40	6.74	552,427	0.53 (9)	0.61	5.21	17

Seix High Grade Municipal Bond Fund
Class A
1/1/23 to 12/31/23	$10.90	0.29	0.41	0.70	(0.29)	—	—	(0.29)	—	0.41	$11.31	6.53%	$ 4,215	0.73%	1.05%	2.65%	64%
1/1/22 to 12/31/22	12.18	0.18	(1.24)	(1.06)	(0.18)	—	(0.04)	(0.22)	—	(1.28)	10.90	(8.69)	5,217	0.74 (6)	1.03	1.60	99
1/1/21 to 12/31/21	12.42	0.11	(0.07)	0.04	(0.11)	—	(0.17)	(0.28)	—	(0.24)	12.18	0.35	6,711	0.73	0.94	0.91	48
1/1/20 to 12/31/20	12.05	0.13	0.69	0.82	(0.13)	—	(0.32)	(0.45)	—	0.37	12.42	6.85	7,626	0.75 (12)	0.95	1.04	203
1/1/19 to 12/31/19	11.62	0.21	0.67	0.88	(0.21)	—	(0.24)	(0.45)	—	0.43	12.05	7.67	6,893	0.75	0.98	1.78	233
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix High Grade Municipal Bond Fund (Continued)
Class I
1/1/23 to 12/31/23	$10.90	0.31	0.40	0.71	(0.31)	—	—	(0.31)	—	0.40	$11.30	6.60%	$ 33,307	0.58%	0.96%	2.80%	64%
1/1/22 to 12/31/22	12.18	0.19	(1.23)	(1.04)	(0.20)	—	(0.04)	(0.24)	—	(1.28)	10.90	(8.56)	37,813	0.59 (6)	0.94	1.73	99
1/1/21 to 12/31/21	12.42	0.13	(0.07)	0.06	(0.13)	—	(0.17)	(0.30)	—	(0.24)	12.18	0.50	51,358	0.58	0.85	1.06	48
1/1/20 to 12/31/20	12.05	0.15	0.69	0.84	(0.15)	—	(0.32)	(0.47)	—	0.37	12.42	7.01	74,004	0.60 (12)	0.86	1.18	203
1/1/19 to 12/31/19	11.62	0.23	0.67	0.90	(0.23)	—	(0.24)	(0.47)	—	0.43	12.05	7.83	53,306	0.60	0.89	1.91	233

Seix High Income Fund
Class A
1/1/23 to 12/31/23	$ 5.42	0.35	0.32	0.67	(0.35)	—	—	(0.35)	—	0.32	$ 5.74	12.85%	$ 17,053	0.92%	1.16%	6.40%	73%
1/1/22 to 12/31/22	6.45	0.31	(1.03)	(0.72)	(0.31)	—	—	(0.31)	—	(1.03)	5.42	(11.31)	13,158	0.95 (6)	1.18	5.38	70
1/1/21 to 12/31/21	6.46	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	—	(0.01)	6.45	4.52	17,612	0.93	1.14	4.65	103
1/1/20 to 12/31/20	6.33	0.31	0.13	0.44	(0.31)	—	—	(0.31)	—	0.13	6.46	7.48	20,133	0.93 (12)	1.16	5.14	201
1/1/19 to 12/31/19	5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	—	0.37	6.33	11.67	25,338	0.98 (12)	1.13	5.03	113
Class I
1/1/23 to 12/31/23	$ 5.41	0.37	0.33	0.70	(0.37)	—	—	(0.37)	—	0.33	$ 5.74	13.35%	$ 107,401	0.67%	0.94%	6.66%	73%
1/1/22 to 12/31/22	6.44	0.32	(1.03)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	5.41	(11.12)	118,562	0.70 (6)	0.93	5.62	70
1/1/21 to 12/31/21	6.45	0.32	(0.02)	0.30	(0.31)	—	—	(0.31)	—	(0.01)	6.44	4.78	179,018	0.68	0.89	4.90	103
1/1/20 to 12/31/20	6.33	0.32	0.13	0.45	(0.33)	—	—	(0.33)	—	0.12	6.45	7.58	203,543	0.68 (12)	0.92	5.38	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	—	0.38	6.33	12.12	234,101	0.74 (12)	0.90	5.29	113
Class R6
1/1/23 to 12/31/23	$ 5.41	0.38	0.31	0.69	(0.37)	—	—	(0.37)	—	0.32	$ 5.73	13.25%	$ 7,770	0.58%	0.80%	6.78%	73%
1/1/22 to 12/31/22	6.44	0.33	(1.04)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	5.41	(11.04)	6,718	0.60 (6)	0.78	5.69	70
1/1/21 to 12/31/21	6.45	0.32	(0.01)	0.31	(0.32)	—	—	(0.32)	—	(0.01)	6.44	4.87	11,255	0.59	0.75	4.98	103
1/1/20 to 12/31/20	6.32	0.33	0.13	0.46	(0.33)	—	—	(0.33)	—	0.13	6.45	7.85	9,137	0.59 (12)	0.77	5.39	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	—	0.37	6.32	12.08	36,912	0.61 (12)	0.76	5.30	113

Seix High Yield Fund
Class A
1/1/23 to 12/31/23	$ 7.27	0.45	0.44	0.89	(0.45)	—	—	(0.45)	—	0.44	$ 7.71	12.68%	$ 10,498	0.81%	1.10%	6.11%	74%
1/1/22 to 12/31/22	8.56	0.38	(1.29)	(0.91)	(0.38)	—	—	(0.38)	—	(1.29)	7.27	(10.70)	11,178	0.84 (6)	1.04	4.99	66
1/1/21 to 12/31/21	8.59	0.34	(0.03)	0.31	(0.34)	—	—	(0.34)	—	(0.03)	8.56	3.69	18,370	0.82	1.01	4.01	93
1/1/20 to 12/31/20	8.19	0.37	0.40	0.77	(0.37)	—	—	(0.37)	—	0.40	8.59	9.86	11,608	0.82	1.05	4.54	182
1/1/19 to 12/31/19	7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	—	0.57	8.19	12.64	4,623	0.82	1.04	4.70	98
Class I
1/1/23 to 12/31/23	$ 7.46	0.48	0.45	0.93	(0.48)	—	—	(0.48)	—	0.45	$ 7.91	12.87%	$ 172,351	0.63%	0.78%	6.28%	74%
1/1/22 to 12/31/22	8.78	0.40	(1.32)	(0.92)	(0.40)	—	—	(0.40)	—	(1.32)	7.46	(10.51)	208,171	0.65 (6)	0.77	5.12	66
1/1/21 to 12/31/21	8.81	0.37	(0.03)	0.34	(0.37)	—	—	(0.37)	—	(0.03)	8.78	3.88	430,620	0.64	0.73	4.21	93
1/1/20 to 12/31/20	8.41	0.40	0.40	0.80	(0.40)	—	—	(0.40)	—	0.40	8.81	9.93	362,138	0.64	0.76	4.81	182
1/1/19 to 12/31/19	7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	—	0.59	8.41	12.91	292,284	0.64	0.77	4.93	98
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix High Yield Fund (Continued)
Class R6
1/1/23 to 12/31/23	$ 7.46	0.49	0.45	0.94	(0.49)	—	—	(0.49)	—	0.45	$ 7.91	12.99%	$ 54,823	0.52%	0.66%	6.47%	74%
1/1/22 to 12/31/22	8.78	0.42	(1.33)	(0.91)	(0.41)	—	—	(0.41)	—	(1.32)	7.46	(10.41)	40,199	0.55 (6)	0.67	5.45	66
1/1/21 to 12/31/21	8.81	0.38	(0.03)	0.35	(0.38)	—	—	(0.38)	—	(0.03)	8.78	4.00	19,943	0.53	0.64	4.32	93
1/1/20 to 12/31/20	8.41	0.41	0.40	0.81	(0.41)	—	—	(0.41)	—	0.40	8.81	10.05	11,850	0.53	0.67	4.92	182
1/1/19 to 12/31/19	7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	—	0.59	8.41	13.03	5,645	0.53	0.67	4.89	98

Seix Investment Grade Tax-Exempt Bond Fund
Class A
1/1/23 to 12/31/23	$10.79	0.25	0.29	0.54	(0.25)	—	—	(0.25)	—	0.29	$11.08	5.04%	$ 6,902	0.66%	1.03%	2.28%	56%
1/1/22 to 12/31/22	11.73	0.15	(0.93)	(0.78)	(0.15)	—	(0.01)	(0.16)	—	(0.94)	10.79	(6.62)	7,086	0.69 (6)	1.04	1.37	71
1/1/21 to 12/31/21	11.99	0.07	(0.08)	(0.01)	(0.07)	—	(0.18)	(0.25)	—	(0.26)	11.73	(0.04)	7,592	0.71 (12)	1.01	0.58	95
1/1/20 to 12/31/20	11.72	0.10	0.57	0.67	(0.10)	—	(0.30)	(0.40)	—	0.27	11.99	5.73	8,902	0.73 (12)	1.01	0.84	173
1/1/19 to 12/31/19	11.45	0.19	0.55	0.74	(0.19)	—	(0.28)	(0.47)	—	0.27	11.72	6.54	9,329	0.75 (12)	1.00	1.65	203
Class I
1/1/23 to 12/31/23	$10.78	0.26	0.29	0.55	(0.26)	—	—	(0.26)	—	0.29	$11.07	5.19%	$ 134,074	0.51%	0.83%	2.42%	56%
1/1/22 to 12/31/22	11.72	0.16	(0.93)	(0.77)	(0.16)	—	(0.01)	(0.17)	—	(0.94)	10.78	(6.49)	152,491	0.53 (6)	0.84	1.48	71
1/1/21 to 12/31/21	11.98	0.09	(0.08)	0.01	(0.09)	—	(0.18)	(0.27)	—	(0.26)	11.72	0.11	249,172	0.56 (12)	0.80	0.73	95
1/1/20 to 12/31/20	11.70	0.12	0.58	0.70	(0.12)	—	(0.30)	(0.42)	—	0.28	11.98	5.98	288,699	0.58 (12)	0.82	0.98	173
1/1/19 to 12/31/19	11.43	0.21	0.55	0.76	(0.21)	—	(0.28)	(0.49)	—	0.27	11.70	6.71	295,280	0.60 (12)	0.81	1.80	203

Seix Total Return Bond Fund
Class A
1/1/23 to 12/31/23	$ 9.75	0.34	0.08	0.42	(0.32)	—	—	(0.32)	—	0.10	$ 9.85	4.37%	$ 6,198	0.69%	0.94%	3.52%	167%
1/1/22 to 12/31/22	11.63	0.22	(1.80)	(1.58)	(0.19)	—	(0.11)	(0.30)	—	(1.88)	9.75	(13.70)	7,707	0.72 (6)	0.89	2.08	169
1/1/21 to 12/31/21	11.93	0.12	(0.30)	(0.18)	(0.09)	—	(0.03)	(0.12)	—	(0.30)	11.63	(1.47)	11,991	0.70	0.86	1.01	131
1/1/20 to 12/31/20	11.03	0.15	1.05	1.20	(0.21)	—	(0.09)	(0.30)	—	0.90	11.93	10.91	12,879	0.70	0.87	1.27	186
1/1/19 to 12/31/19	10.52	0.22	0.48	0.70	(0.13)	(0.06)	—	(0.19)	—	0.51	11.03	6.69	24,861	0.70	0.94	2.04	190
Class I
1/1/23 to 12/31/23	$ 9.42	0.35	0.08	0.43	(0.33)	—	—	(0.33)	—	0.10	$ 9.52	4.65%	$ 116,684	0.45%	0.60%	3.75%	167%
1/1/22 to 12/31/22	11.25	0.23	(1.74)	(1.51)	(0.21)	—	(0.11)	(0.32)	—	(1.83)	9.42	(13.57)	152,706	0.48 (6)	0.59	2.30	169
1/1/21 to 12/31/21	11.54	0.14	(0.28)	(0.14)	(0.12)	—	(0.03)	(0.15)	—	(0.29)	11.25	(1.23)	274,304	0.46	0.56	1.25	131
1/1/20 to 12/31/20	10.68	0.16	1.03	1.19	(0.24)	—	(0.09)	(0.33)	—	0.86	11.54	11.12	295,811	0.46	0.57	1.38	186
1/1/19 to 12/31/19	10.17	0.24	0.48	0.72	(0.15)	(0.06)	—	(0.21)	—	0.51	10.68	7.12	220,036	0.46	0.59	2.32	190
Class R6
1/1/23 to 12/31/23	$ 9.42	0.37	0.07	0.44	(0.34)	—	—	(0.34)	—	0.10	$ 9.52	4.81%	$ 36,725	0.30%	0.48%	3.92%	167%
1/1/22 to 12/31/22	11.24	0.24	(1.73)	(1.49)	(0.22)	—	(0.11)	(0.33)	—	(1.82)	9.42	(13.36)	41,237	0.32 (6)	0.46	2.35	169
1/1/21 to 12/31/21	11.53	0.16	(0.28)	(0.12)	(0.14)	—	(0.03)	(0.17)	—	(0.29)	11.24	(1.08)	92,787	0.31	0.45	1.40	131
1/1/20 to 12/31/20	10.67	0.17	1.03	1.20	(0.25)	—	(0.09)	(0.34)	—	0.86	11.53	11.30	123,041	0.31	0.46	1.53	186
1/1/19 to 12/31/19	10.17	0.26	0.46	0.72	(0.16)	(0.06)	—	(0.22)	—	0.50	10.67	7.18	61,313	0.31	0.45	2.51	190
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Seix U.S. Government Securities Ultra-Short Bond Fund
Class A
1/1/23 to 12/31/23	$ 9.75	0.41	0.08	0.49	(0.40)	—	—	(0.40)	—	0.09	$ 9.84	5.17%	$ 14,985	0.65%	0.68%	4.15%	4%
1/1/22 to 12/31/22	10.01	0.12	(0.26)	(0.14)	(0.12)	—	—	(0.12)	—	(0.26)	9.75	(1.39)	13,607	0.68 (6)(10)(11)	0.66	1.17	37
1/1/21 to 12/31/21	10.04	(0.01)	(0.02)	(0.03)	— (13)	— (13)	—	— (13)	—	(0.03)	10.01	(0.29)	15,323	0.66	0.67	(0.07)	52
1/1/20 to 12/31/20	10.00	0.04	0.06	0.10	(0.06)	—	—	(0.06)	—	0.04	10.04	0.99	33,092	0.66	0.66	0.41	54
1/1/19 to 12/31/19	9.99	0.19	0.02	0.21	(0.20)	—	—	(0.20)	—	0.01	10.00	2.11	13,741	0.65 (10)	0.65	1.91	63
Class I
1/1/23 to 12/31/23	$ 9.75	0.42	0.10	0.52	(0.43)	—	—	(0.43)	—	0.09	$ 9.84	5.44%	$ 204,124	0.40%	0.51%	4.33%	4%
1/1/22 to 12/31/22	10.00	0.12	(0.23)	(0.11)	(0.14)	—	—	(0.14)	—	(0.25)	9.75	(1.05)	343,827	0.43 (6)	0.57	1.22	37
1/1/21 to 12/31/21	10.04	0.02	(0.03)	(0.01)	(0.02)	(0.01)	—	(0.03)	—	(0.04)	10.00	(0.13)	710,303	0.41	0.49	0.18	52
1/1/20 to 12/31/20	10.00	0.08	0.04	0.12	(0.08)	—	—	(0.08)	—	0.04	10.04	1.25	1,090,217	0.41	0.49	0.76	54
1/1/19 to 12/31/19	9.99	0.23	—	0.23	(0.22)	—	—	(0.22)	—	0.01	10.00	2.36	864,548	0.41	0.50	2.27	63
Class R6
1/1/23 to 12/31/23	$ 9.77	0.44	0.08	0.52	(0.44)	—	—	(0.44)	—	0.08	$ 9.85	5.48%	$ 42,421	0.25%	0.40%	4.45%	4%
1/1/22 to 12/31/22	10.02	0.14	(0.23)	(0.09)	(0.16)	—	—	(0.16)	—	(0.25)	9.77	(0.90)	74,922	0.28 (6)	0.40	1.41	37
1/1/21 to 12/31/21	10.05	0.03	(0.02)	0.01	(0.03)	(0.01)	—	(0.04)	—	(0.03)	10.02	0.12	157,768	0.26	0.35	0.32	52
1/1/20 to 12/31/20	10.01	0.07	0.07	0.14	(0.10)	—	—	(0.10)	—	0.04	10.05	1.40	87,343	0.26	0.38	0.66	54
1/1/19 to 12/31/19	10.00	0.24	0.01	0.25	(0.24)	—	—	(0.24)	—	0.01	10.01	2.51	25,521	0.26	0.37	2.39	63

Seix Ultra-Short Bond Fund
Class A
1/1/23 to 12/31/23	$ 9.67	0.41	0.17	0.58	(0.41)	—	—	(0.41)	—	0.17	$ 9.84	6.13%	$ 4,362	0.64%	1.03%	4.19%	36%
1/1/22 to 12/31/22	9.92	0.15	(0.24)	(0.09)	(0.16)	—	—	(0.16)	— (13)	(0.25)	9.67	(0.94)	5,029	0.67 (6)	0.87	1.57	60
1/1/21 to 12/31/21	9.97	0.05	(0.05)	—	(0.05)	—	—	(0.05)	—	(0.05)	9.92	0.02	5,049	0.65	0.86	0.49	89
1/1/20 to 12/31/20	9.96	0.10	0.01	0.11	(0.10)	—	—	(0.10)	—	0.01	9.97	1.13	4,189	0.65	0.84	1.03	101
1/1/19 to 12/31/19	9.92	0.21	0.04	0.25	(0.21)	—	—	(0.21)	—	0.04	9.96	2.58	3,111	0.65	0.83	2.07	97
Class I
1/1/23 to 12/31/23	$ 9.67	0.43	0.18	0.61	(0.44)	—	—	(0.44)	—	0.17	$ 9.84	6.39%	$ 15,713	0.39%	0.79%	4.36%	36%
1/1/22 to 12/31/22	9.91	0.17	(0.23)	(0.06)	(0.18)	—	—	(0.18)	— (13)	(0.24)	9.67	(0.59)	25,349	0.42 (6)	0.66	1.71	60
1/1/21 to 12/31/21	9.96	0.07	(0.04)	0.03	(0.08)	—	—	(0.08)	—	(0.05)	9.91	0.27	38,963	0.40	0.63	0.73	89
1/1/20 to 12/31/20	9.95	0.13	0.01	0.14	(0.13)	—	—	(0.13)	—	0.01	9.96	1.39	44,711	0.40	0.62	1.29	101
1/1/19 to 12/31/19	9.91	0.24	0.04	0.28	(0.24)	—	—	(0.24)	—	0.04	9.95	2.84	48,183	0.40	0.61	2.42	97

The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Net expense ratio includes extraordinary proxy expenses.
(7)	Inception date.
(8)	Portfolio turnover is representative of the Fund for the entire period.
(9)	Ratio of total expenses excluding interest expense on borrowings for the year ended December 31, 2023 were 0.93% (Class A), 1.51% (Class C), 0.61% (Class I) and 0.51% (Class R6), for the year ended December 31, 2022 were 0.96% (Class A), 1.54% (Class C), 0.64% (Class I) and 0.54% (Class R6), for the year ended December 31, 2021 were 0.93% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6) and the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).
(10)	The share class is currently under its expense limitation.
(11)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(12)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(13)	Amount is less than $0.005 per share.
See Notes to Financial Statements

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2023
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 16 funds of the Trust are offered for sale, of which 10 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund has a distinct investment objective and is diversified. There is no guarantee that a Fund will achieve its objective(s).
The Seix High Grade Municipal Bond Fund, Seix Investment Grade Tax-Exempt Bond Fund, and Seix Ultra Short Bond Fund offer Class I shares and Class A shares. The Seix Core Bond Fund, Seix High Income Fund, Seix High Yield Fund, Seix Total Return Fund, and Seix U.S. Government Securities Ultra-Short Bond Fund offer Class A shares, Class I shares and Class R6 shares. The Seix Corporate Bond Fund and Seix Floating Rate High Income Fund offer Class A shares, Class C shares, Class I shares and Class R6 shares.
Class A shares of the Seix Core Bond Fund, Seix Corporate Bond Fund, Seix High Income Fund, Seix High Yield Fund and Seix Total Return Bond Fund are sold with a front-end sales charge of up to 3.75%. Class A shares of the Seix Floating Rate High Income Fund, Seix High Grade Municipal Bond Fund, and Seix Investment Grade Tax-Exempt Bond Fund are sold with a front-end sales charge of up to 2.75%. Class A shares of the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund are not sold with a front-end sales charge. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 0.50% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months (except the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund, which are not subject to a CDSC). No front-end sales load is applied to purchases of $1,000,000 or more. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses.
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
consistently followed by the Funds in the preparation of their financial statements and for derivatives, included in Note 3 below. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Fund’s Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
     •    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, Exchange-Traded Funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Debt instruments, including convertible bonds, and restricted securities, are valued based on evaluated quotations received from independent pricing services or from dealers who make markets in such securities. For most bond types, the pricing service utilizes matrix pricing that considers one or more of the following factors: yield or price of bonds of comparable quality, coupon, maturity, current cash flows, type, activity of the underlying equities, and current day trade information, as well as dealer supplied prices. These valuations are generally categorized as Level 2 in the hierarchy. Structured debt instruments, such as mortgage-backed and asset-backed securities may also incorporate collateral analysis and utilize cash flow models for valuation and are generally categorized as Level 2 in the hierarchy. Pricing services do not provide pricing for all securities and therefore indicative bids from dealers are utilized which are based on pricing models used by market makers in the security and are generally categorized as Level 2 in the hierarchy. Debt instruments that are internally fair valued by the investment adviser’s Valuation Committee are generally categorized as Level 3 in the hierarchy.
Listed derivatives, such as options and futures, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter (“OTC”) derivative contracts, which include forward currency contracts, swaps, swaptions, options and equity linked instruments, are valued based on model prices provided by independent pricing services or from dealer quotes. Depending on the derivative type and the specific terms of the transaction, these models vary and include observable inputs in actively quoted markets including but not limited to: underlying reference entity details, indices, spreads, interest rates, yield curves, dividend and exchange rates. These instruments are generally categorized as Level 2 in the hierarchy. Centrally cleared swaps listed or traded on a bilateral or trade facility platform, such as a registered exchange, are valued at the last posted settlement price determined by the respective exchange. These securities are generally categorized as Level 2 within the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
interest method. Premiums on callable debt instruments are amortized to interest income to the earliest call date using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Payment-In-Kind Securities
Certain Funds may invest in payment-in-kind securities, which are debt or preferred stock securities that require or permit payment of interest in the form of additional securities. Payment-in-kind securities allow the issuer to avoid or delay the need to generate cash to meet current interest payments and, as a result, may involve greater risk than securities that pay interest currently or in cash.
H.	Securities Traded on a To-Be-Announced Basis
Certain Funds may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, a Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date a Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.
I.	When-issued Purchases and Forward Commitments (Delayed Delivery)
Certain Funds may engage in when-issued or forward commitment transactions. Securities purchased on a when-issued or forward commitment basis are also known as delayed delivery transactions. Delayed delivery transactions involve a commitment by a Fund to purchase or sell a security at a future date (ordinarily up to 90 days later). When-issued or forward commitments enable the Funds to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. Each Fund records when-issued and forward commitment securities on the trade date. Each Fund maintains collateral for the securities purchased. Securities purchased on a when-issued or forward commitment basis begin earning interest on the settlement date.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
J.	Leveraged Loans
Certain Funds may invest in direct debt instruments which are interests in amounts owed by a corporate, governmental, or other borrower to lenders or lending syndicates. Leveraged loans are generally non-investment grade and often involve borrowers that are highly leveraged. The Funds may invest in obligations of borrowers who are in bankruptcy proceedings. Leveraged loans are typically senior in the corporate capital structure of the borrower. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the leveraged loan. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When investing in loan participations, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan participation and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the leveraged loan with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the leveraged loan. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan.
A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. Leveraged loans may involve foreign borrowers and investments may be denominated in foreign currencies. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling, to pay the principal and interest when due.
The leveraged loans have floating rate loan interests which generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally LIBOR, SOFR, the prime rate offered by one or more U.S. banks or the certificate of deposit rate. When a leveraged loan is purchased a Fund may pay an assignment fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a leveraged loan. Prepayment penalty fees are received upon the prepayment of a leveraged loan by a borrower. Prepayment penalty, facility, commitment, consent and amendment fees are recorded to income as earned or paid.
A Fund may invest in both secured loans and “covenant lite” loans which have few or no financial maintenance covenants that would require a borrower to maintain certain financial metrics. The lack of financial maintenance covenants in covenant lite loans increases the risk that the applicable Fund will experience difficulty or delays in enforcing its rights on its holdings of such loans, which may result in losses, especially during a downturn in the credit cycle.
K.	Warrants
The Funds may receive warrants. Warrants are securities that are usually issued together with a debt instrument or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants may be freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt instruments. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt instruments at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.
L.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2023, the securities loaned were subject to a MSLA on a net payment basis as follows:

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
Seix Core Bond Fund	$ 139	$ 139	$ —
Seix Corporate Bond Fund	95	95	—
Seix High Income Fund	1,773	1,773	—
Seix High Yield Fund	2,997	2,997	—
Seix Total Return Bond Fund	169	169	—
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2023 for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
Seix Core Bond Fund	Money Market Mutual Fund	$ 145
Seix Corporate Bond Fund	Money Market Mutual Fund	99
Seix High Income Fund	Money Market Mutual Fund	1,842
Seix High Yield Fund	Money Market Mutual Fund	3,120
Seix Total Return Bond Fund	Money Market Mutual Fund	174
Note 3. Derivative Financial Instruments and Transactions
($ reported in thousands)
Disclosures about derivative instruments and hedging activities are intended to enable investors to understand how and why a Fund uses derivatives, how derivatives are accounted for, and how derivative instruments affect a Fund’s results of operations and financial position. Summarized below are such disclosures and accounting policies for each specific type of derivative instrument used by certain Funds.
A.	Futures Contracts
A futures contract is an agreement between two parties to purchase (long) or sell (short) a security at a set price for delivery on a future date. Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or securities equal to the “initial margin” requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by a Fund for financial statement purposes on a daily basis as unrealized appreciation or depreciation. When the contract expires or is closed, gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed is realized. This is presented in the Statement of Operations as net realized gain (loss) from future contracts.
During the year ended December 31, 2023, the Seix U.S. Government Securities Ultra-Short Bond Fund and Seix Ultra-Short Bond Fund utilized futures to optimize performance by gaining exposure to broad markets or to hedge the risk of securities within the portfolios. The potential risks of doing so are that 1) the use of futures may result in larger losses or smaller gains than the use of more traditional investments, 2) the prices of futures and the price movements of the securities that the future is intended to simulate may not correlate well, 3) the Fund’s success in using futures will be dependent upon the subadviser’s ability to correctly predict such price movements, 4) liquidity of futures can be adversely affected by market factors, and the prices of such securities may move in unexpected ways, and 5) if the Fund cannot close out a futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Futures contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments. Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for futures contracts.”
B.	Swaps
Certain Funds enter into swap agreements, in which the Fund and a counterparty agree either to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The value of the swap is reflected on the Statements of Assets and Liabilities as “Over-the-counter swaps at value” for OTC swaps and as “Variation margin receivable/payable on cleared swaps” for centrally cleared swaps. Swaps are marked-to-market daily and changes in value are recorded as “Net change in unrealized appreciation (depreciation) on swaps” in the Statements of Operations.
Any upfront premiums paid are recorded as assets and any upfront fees received are recorded as liabilities and are shown under “Over-the-counter swaps at value” in the Statements of Assets and Liabilities and are amortized over the term of the swap for OTC swaps. When a swap is terminated, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
in the contract, if any. Generally, the basis of the contracts is the unamortized premium received or paid. Cash settlements between the Fund and the counterparty are recognized as “Net realized gain (loss) on swaps” in the Statements of Operations. Swap contracts outstanding at period end, if any, are listed after each Fund’s Schedule of Investments.
In a centrally cleared swap, immediately following execution of the swap agreement, the swap agreement is submitted to a central counterparty (the “CCP”) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a clearing broker. Upon entering into a centrally cleared swap, a Fund is required to deposit initial margin with the clearing broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap.
Securities deposited as margin are designated on the Schedule of Investments and cash deposited is recorded on the Statements of Assets and Liabilities as “Cash pledged as collateral for cleared swaps.”
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Credit default swaps – A Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on a combination or basket of single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the protection seller to make specific payment should a negative credit event take place with respect to any of the referenced entities (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. The Funds may enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).
During the year ended December 31, 2023, the Seix Corporate Bond Fund and Seix Total Return Bond Fund utilized credit index swaps to gain exposure to short individual securities or to gain exposure to a credit or asset-backed index.
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Assets and Liabilities at December 31, 2023:

Statement Line Description	Primary Risk	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Liability Derivatives
Variation margin payable on futures contracts(1)	Interest rate contracts	$ (246)	$ (7)
Total Liabilities		$ (246)	$ (7)

(1)	Represents cumulative appreciation (depreciation) on futures contracts as reported in the Schedules of Investments. Only current day’s variation margin is shown in the Statements of Assets and Liabilities for exchange-traded futures contracts.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
The following is a summary of derivative instruments categorized by primary risk exposure, and location as presented in the Statements of Operations for the year ended December 31, 2023:
Statement Line Description	Primary Risk	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Net Realized Gain (Loss) from
Futures	Interest rate contracts	$ —	$ —	$ 641	$ 22
Swaps	Credit contracts	(267)	(1,061)	—	—
Total		$ (267)	$ (1,061)	$ 641	$ 22
Net Change in Unrealized Appreciation (Depreciation) on
Futures	Interest rate contracts	$ —	$ —	$ (241)	$ (6)
Swaps	Credit contracts	(28)	(124)	—	—
Total		$ (28)	$ (124)	$ (241)	$ (6)
The table below shows the quarterly average volume (unless otherwise specified) of the derivatives held by the applicable Fund for the year ended December 31, 2023.
	Seix Corporate Bond Fund	Seix Total Return Bond Fund	Seix U.S. Government Securities Ultra-Short Bond Fund	Seix Ultra-Short Bond Fund
Futures Contracts - Short Positions(1)	$ —	$ —	$ (3)	$(—) (2)
Credit Default Swap Contracts - Buy Protection(3)	2,088	8,563	—	—
(1) Average unrealized for the period.
(2) Amount is less than $500 (not in thousands).
(3) Average notional amount.
C.	Derivative Risks
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
A Fund’s risk of loss from counterparty credit risk on derivatives bought or sold OTC rather than traded on a securities exchange, is generally limited to the aggregate unrealized gain netted against any collateral held by such Fund. For OTC purchased options, each Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by such Fund should the counterparty fail to perform under the contracts. Options written by a Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund, and not the counterparty to perform.
With exchange traded purchased options and futures and centrally cleared swaps generally speaking, there is less counterparty credit risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency) of the clearing broker or clearinghouse. Additionally, credit risk exists in exchange traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, potentially resulting in losses to the Fund.
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, each Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
prior to maturity in the event a Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.
D.	Collateral Requirements and Master Netting Agreements (“MNA”)
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Funds and the counterparty.
Cash collateral that has been pledged to cover obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, the Funds and counterparties are not permitted to sell, re-pledge or use the collateral they receive. To the extent amounts due to a Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Funds attempt to mitigate counterparty risk by only entering into agreements with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities.
The following tables present the Funds’ derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Funds as of December 31, 2023:

At December 31, 2023, the Funds’ derivative assets and liabilities (by type) are as follows:
	Seix U.S. Government Securities Ultra-Short Bond Fund		Seix Ultra-Short Bond Fund
	Assets	Liabilities	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$—	$ 9	$—	$— (1)
Total derivative assets and liabilities in the Statements of Assets and Liabilities	$—	$ 9	$—	$— (1)
Derivatives not subject to a MNA or similar agreement	—	(9)	—	— (1)
Total assets and liabilities subject to a MNA	$—	$ —	$—	$—

(1)	Amount is less than $500 (not in thousands).
Note 4. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadviser.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Seix Core Bond Fund	0.25%
Seix Corporate Bond Fund	0.40
Seix Floating Rate High Income Fund	0.45
Seix High Grade Municipal Bond Fund	0.50
Seix High Income Fund	0.55
Seix High Yield Fund	0.45
Seix Investment Grade Tax-Exempt Bond Fund	0.50

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
First $500 Million
Seix Total Return Bond Fund	0.25%
Seix U.S. Government Securities Ultra-Short Bond Fund	0.20
Seix Ultra-Short Bond Fund	0.22
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadviser
Seix Investment Advisors (the “Subadviser”), a division of Virtus Fixed Income Advisers LLC, an indirect, wholly-owned subsidiary of Virtus, is the subadviser to the Funds. The Subadviser manages the investments of each Fund, for which it is paid a fee by the Adviser.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2024. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Seix Core Bond Fund	0.64%	N/A	0.50%	0.36%
Seix Corporate Bond Fund	0.95	1.65%	0.70	0.43
Seix Floating Rate High Income Fund	0.94	1.52	0.62	0.52
Seix High Grade Municipal Bond Fund	0.73	N/A	0.58	N/A
Seix High Income Fund	0.93	N/A	0.68	0.59
Seix High Yield Fund	0.82	N/A	0.64	0.53
Seix Investment Grade Tax-Exempt Bond Fund	0.67	N/A	0.52	N/A
Seix Total Return Bond Fund	0.70	N/A	0.46	0.31
Seix U.S. Government Securities Ultra-Short Bond Fund	0.66	N/A	0.41	0.26
Seix Ultra-Short Bond Fund	0.65	N/A	0.40	N/A
The exclusions include front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the year ending December 31:

	Expiration
Fund	2024	2025	2026	Total
Seix Core Bond Fund
Class A	$ 23	$ 21	$ 24	$ 68
Class I	120	99	107	326
Class R6	2	3	4	9
Seix Corporate Bond Fund
Class A	8	11	10	29
Class C	1	2	1	4
Class I	76	138	89	303
Class R6	— (1)	1	— (1)	1

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Expiration
Fund	2024	2025	2026	Total
Seix Floating Rate High Income Fund
Class A	$ —	$ —	$ 11	$ 11
Class C	32	22	19	73
Class I	1,679	2,228	1,846	5,753
Class R6	153	217	228	598
Seix High Grade Municipal Bond Fund
Class A	15	15	15	45
Class I	168	121	150	439
Seix High Income Fund
Class A	41	34	38	113
Class I	411	330	300	1,041
Class R6	17	16	15	48
Seix High Yield Fund
Class A	31	26	32	89
Class I	369	329	278	976
Class R6	18	41	62	121
Seix Investment Grade Tax-Exempt Bond Fund
Class A	25	24	26	75
Class I	664	588	470	1,722
Seix Total Return Bond Fund
Class A	21	18	17	56
Class I	295	256	201	752
Class R6	163	74	70	307
Seix U.S. Government Securities Ultra-Short Bond Fund
Class A	—	—	5	5
Class I	771	722	308	1,801
Class R6	105	139	78	322
Seix Ultra-Short Bond Fund
Class A	10	10	17	37
Class I	100	88	79	267
(1)	Amount is less than $500 (not in thousands).
During the year ended December 31, 2023, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class I	Total
Seix U.S. Government Securities Ultra-Short Bond Fund	$— (1)	$11	$11
(1)	Amount is less than $500 (not in thousands).
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended December 31, 2023, it retained net commissions of $1 for Class A shares and CDSC of $7 for Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares (0.15% for Seix High Grade Municipal Bond Fund), and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended December 31, 2023, the Funds incurred administration fees totaling $2,760 which are included in the Statements of Operations within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended December 31, 2023, the Funds incurred transfer agent fees totaling $1,236 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2023, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2023.
Note 5. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the year ended December 31, 2023, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 6,917	$ 11,286
Seix Corporate Bond Fund	33,785	35,489
Seix Floating Rate High Income Fund	745,538	1,310,282
Seix High Grade Municipal Bond Fund	25,509	27,313
Seix High Income Fund	95,735	109,766
Seix High Yield Fund	175,689	211,318
Seix Investment Grade Tax-Exempt Bond Fund	80,656	96,865
Seix Total Return Bond Fund	23,445	45,628
Seix Ultra-Short Bond Fund	5,043	20,292
Purchases and sales of long-term U.S. government and agency securities during the year ended December 31, 2023, were as follows:
	Purchases	Sales
Seix Core Bond Fund	$ 84,625	$ 86,692
Seix Corporate Bond Fund	16,591	16,450
Seix Total Return Bond Fund	273,523	293,151
Seix U.S. Government Securities Ultra-Short Bond Fund	11,766	184,711
Seix Ultra-Short Bond Fund	2,423	1,130
Note 6. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	68	$ 637	91	$ 919	72	$ 539	71	$ 588
Reinvestment of distributions	19	178	15	144	22	164	34	264
Shares repurchased and cross class conversions	(130)	(1,200)	(214)	(2,148)	(129)	(945)	(252)	(2,063)
Net Increase / (Decrease)	(43)	$ (385)	(108)	$ (1,085)	(35)	$ (242)	(147)	$ (1,211)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Seix Core Bond Fund				Seix Corporate Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class C
Shares sold and cross class conversions	—	$ —	—	$ —	6	$ 44	15	$ 116
Reinvestment of distributions	—	—	—	—	2	11	3	21
Shares repurchased and cross class conversions	—	—	—	—	(28)	(204)	(38)	(302)
Net Increase / (Decrease)	—	$ —	—	$ —	(20)	$ (149)	(20)	$ (165)
Class I
Shares sold and cross class conversions	894	$ 8,361	1,209	$ 12,139	2,540	$ 18,590	4,643	$ 38,917
Reinvestment of distributions	197	1,851	182	1,797	200	1,470	335	2,565
Shares repurchased and cross class conversions	(1,854)	(17,398)	(4,422)	(44,565)	(2,647)	(19,089)	(5,302)	(41,752)
Net Increase / (Decrease)	(763)	$ (7,186)	(3,031)	$ (30,629)	93	$ 971	(324)	$ (270)
Class R6
Shares sold and cross class conversions	136	$ 1,279	43	$ 438	—	$ —	—	$ —
Reinvestment of distributions	8	72	6	58	—	—	—	—
Shares repurchased and cross class conversions	(102)	(970)	(107)	(1,054)	—	—	—	—
Net Increase / (Decrease)	42	$ 381	(58)	$ (558)	—	$ —	—	$ —

	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	790	$ 6,223	1,146	$ 9,107	86	$ 927	111	$ 1,256
Reinvestment of distributions	335	2,626	206	1,619	11	119	9	97
Shares repurchased and cross class conversions	(1,177)	(9,250)	(2,239)	(17,560)	(203)	(2,248)	(192)	(2,196)
Net Increase / (Decrease)	(52)	$ (401)	(887)	$ (6,834)	(106)	$ (1,202)	(72)	$ (843)
Class C
Shares sold and cross class conversions	56	$ 442	332	$ 2,639	—	$ —	—	$ —
Reinvestment of distributions	90	711	65	513	—	—	—	—
Shares repurchased and cross class conversions	(633)	(4,971)	(740)	(5,862)	—	—	—	—
Net Increase / (Decrease)	(487)	$ (3,818)	(343)	$ (2,710)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	47,427	$ 372,167	159,981	$ 1,286,311	1,268	$ 13,966	2,118	$ 23,159
Reinvestment of distributions	15,295	120,070	12,969	101,920	81	891	49	543
Shares repurchased and cross class conversions	(129,895)	(1,018,289)	(196,464)	(1,544,553)	(1,871)	(20,175)	(2,914)	(32,761)
Net Increase / (Decrease)	(67,173)	$ (526,052)	(23,514)	$ (156,322)	(522)	$ (5,318)	(747)	$ (9,059)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Seix Floating Rate High Income Fund				Seix High Grade Municipal Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class R6
Shares sold and cross class conversions	3,000	$ 23,599	21,715	$ 173,291	—	$ —	—	$ —
Reinvestment of distributions	1,523	11,966	773	6,073	—	—	—	—
Shares repurchased and cross class conversions	(13,360)	(104,959)	(20,975)	(166,182)	—	—	—	—
Net Increase / (Decrease)	(8,837)	$ (69,394)	1,513	$ 13,182	—	$ —	—	$ —

	Seix High Income Fund				Seix High Yield Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	4,232	$ 23,433	249	$ 1,433	763	$ 5,695	747	$ 5,697
Reinvestment of distributions	174	969	131	743	77	573	64	487
Shares repurchased and cross class conversions	(3,865)	(21,469)	(683)	(3,934)	(1,016)	(7,542)	(1,421)	(11,062)
Net Increase / (Decrease)	541	$ 2,933	(303)	$ (1,758)	(176)	$ (1,274)	(610)	$ (4,878)
Class I
Shares sold and cross class conversions	3,312	$ 18,275	5,559	$ 31,393	6,577	$ 50,008	10,674	$ 83,284
Reinvestment of distributions	1,348	7,476	1,356	7,679	1,454	11,109	1,662	12,959
Shares repurchased and cross class conversions	(7,843)	(43,451)	(12,801)	(73,706)	(14,147)	(107,389)	(33,489)	(263,878)
Net Increase / (Decrease)	(3,183)	$ (17,700)	(5,886)	$ (34,634)	(6,116)	$ (46,272)	(21,153)	$ (167,635)
Class R6
Shares sold and cross class conversions	536	$ 2,947	125	$ 729	2,110	$ 16,150	4,470	$ 35,888
Reinvestment of distributions	40	220	27	154	329	2,513	203	1,542
Shares repurchased and cross class conversions	(462)	(2,560)	(658)	(3,688)	(897)	(6,836)	(1,556)	(12,345)
Net Increase / (Decrease)	114	$ 607	(506)	$ (2,805)	1,542	$ 11,827	3,117	$ 25,085

	Seix Investment Grade Tax-Exempt Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	8	$ 88	96	$ 1,023	137	$ 1,327	295	$ 3,020
Reinvestment of distributions	14	148	9	95	22	211	27	274
Shares repurchased and cross class conversions	(56)	(604)	(95)	(1,014)	(320)	(3,146)	(562)	(5,725)
Net Increase / (Decrease)	(34)	$ (368)	10	$ 104	(161)	$ (1,608)	(240)	$ (2,431)

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Seix Investment Grade Tax-Exempt Bond Fund				Seix Total Return Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	4,207	$ 45,569	7,769	$ 84,245	1,918	$ 18,212	1,975	$ 20,142
Reinvestment of distributions	220	2,376	193	2,091	500	4,713	667	6,614
Shares repurchased and cross class conversions	(6,465)	(69,869)	(15,078)	(163,834)	(6,373)	(60,242)	(10,823)	(107,743)
Net Increase / (Decrease)	(2,038)	$ (21,924)	(7,116)	$ (77,498)	(3,955)	$ (37,317)	(8,181)	$ (80,987)
Class R6
Shares sold and cross class conversions	—	$ —	—	$ —	784	$ 7,429	693	$ 6,832
Reinvestment of distributions	—	—	—	—	151	1,420	156	1,553
Shares repurchased and cross class conversions	—	—	—	—	(1,455)	(13,736)	(4,723)	(49,766)
Net Increase / (Decrease)	—	$ —	—	$ —	(520)	$ (4,887)	(3,874)	$ (41,381)

	Seix U.S. Government Securities Ultra-Short Bond Fund				Seix Ultra-Short Bond Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	592	$ 5,790	660	$ 6,497	82	$ 808	262	$ 2,555
Reinvestment of distributions	57	555	17	169	19	182	8	71
Shares repurchased and cross class conversions	(521)	(5,094)	(813)	(8,004)	(178)	(1,736)	(259)	(2,521)
Net Increase / (Decrease)	128	$ 1,251	(136)	$ (1,338)	(77)	$ (746)	11	$ 105
Class I
Shares sold and cross class conversions	4,272	$ 41,754	15,280	$ 150,311	1,212	$ 11,831	1,298	$ 12,778
Reinvestment of distributions	1,108	10,836	557	5,460	83	811	62	605
Shares repurchased and cross class conversions	(19,889)	(194,495)	(51,578)	(509,004)	(2,320)	(22,640)	(2,668)	(25,908)
Net Increase / (Decrease)	(14,509)	$ (141,905)	(35,741)	$ (353,233)	(1,025)	$ (9,998)	(1,308)	$ (12,525)
Class R6
Shares sold and cross class conversions	838	$ 8,210	3,126	$ 30,949	—	$ —	—	$ —
Reinvestment of distributions	34	334	39	384	—	—	—	—
Shares repurchased and cross class conversions	(4,239)	(41,556)	(11,242)	(111,027)	—	—	—	—
Net Increase / (Decrease)	(3,367)	$ (33,012)	(8,077)	$ (79,694)	—	$ —	—	$ —

Note 7. 10% Shareholders
As of December 31, 2023, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	% of Shares Outstanding	Number of Accounts*
Seix Core Bond Fund	66%	3
Seix Corporate Bond Fund	69	3
Seix Floating Rate High Income Fund	58	3
Seix High Grade Municipal Bond Fund	65	4
Seix High Income Fund	43	1
Seix High Yield Fund	59	3
Seix Investment Grade Tax-Exempt Bond Fund	59	3
Seix Total Return Bond Fund	49	2
Seix U.S. Government Securities Ultra-Short Bond Fund	62	2
Seix Ultra-Short Bond Fund	36	1
*	None of the accounts are affiliated.
Note 8. Credit and Market Risk and Asset Concentration
In July 2017, the head of the United Kingdom Financial Conduct Authority (“FCA”) announced the intention to phase out the use of LIBOR by the end of 2021. However, after subsequent announcements by the FCA, the LIBOR administrator and other regulators, certain of the most widely used LIBORs continued until June 30, 2023. The ICE Benchmark Administration Limited, which is regulated and authorized by FCA, and the administrator of LIBOR, ceased publishing certain LIBOR settings on December 31, 2021. On April 3, 2023, the FCA announced its decision to require LIBOR’s administrator to continue to publish the 1-month, 3-month, and 6-month U.S. dollar settings under an unrepresentative synthetic methodology until September 30, 2024. On March 15, 2022, the Adjustable Interest Act (LIBOR) Act (the “LIBOR Act”) was enacted into law which directs the Federal Reserve Board, as a fallback mechanism, to identify benchmark rates based on SOFR to replace LIBOR in certain financial contracts after June 30, 2023. On December 16, 2022, the Federal Reserve adopted regulations implementing the LIBOR Act. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The discontinuation of LIBOR could have a significant impact on the financial markets and may present a material risk for certain market participants, including the Funds. Abandonment of or modifications to LIBOR could lead to significant short- and long-term uncertainty and market instability. The risks associated with this discontinuation and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. It remains uncertain the effects such changes will have on the Funds, issuers of instruments in which the Funds invest, and the financial markets generally.
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
High-yield/high-risk securities typically entail greater price volatility and/or principal and interest rate risk. There is a greater chance that an issuer will not be able to make principal and interest payments on time. Analysis of the creditworthiness of issuers of high-yield/high-risk securities may be complex, and as a result, it may be more difficult for the Adviser and/or Subadviser to accurately predict risk.
Many municipalities insure repayment for their obligations. Although bond insurance reduces the risk of loss due to default by an issuer, such bonds remain subject to the risk that the market may fluctuate for other reasons, and there is no assurance that the insurance company will meet its obligations. Insured securities have been identified in the Schedule of Investments. A real or perceived decline in creditworthiness of a bond insurer can have an adverse impact on the value of insured bonds held in the Funds.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2023, the following Fund held securities issued by various companies in specific sector(s) as detailed below:
Fund	Sector	Percentage of Total Investments
Seix Corporate Bond Fund	Financials	48%
Note 9.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Note 10. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2023, the Funds did not hold any securities that were restricted.
Note 11. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $250,000 unsecured line of credit (“Credit Agreement”). $100,000 of the Credit Agreement was reserved for the Seix Floating Rate High Income Fund. On March 15, 2018, the Trust, on behalf of Seix Floating Rate High Income Fund, entered into a separate $150,000 line of credit for that Fund and the original Credit Agreement was reduced to $150,000. On March 12, 2021, the line of credit for Seix Floating Rate High Income Fund was reduced to $125,000. In addition to the reduction, an affiliated fund was added to the line of credit through this amendment. On June 14, 2021, the Credit Agreement was increased to $250,000. Both the Credit Agreement and the line of credit for Seix Floating Rate High Income Fund, as amended, are with commercial banks and allows the Funds to borrow cash from the bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to July 6, 2024. Effective March 10, 2022, interest is charged at the higher of the SOFR or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2023, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Fund had outstanding loans during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Borrowing	Weighted Average Interest Rate	Days Outstanding
Seix Floating Rate High Income Fund	$96	$20,932	5.92%	28
Note 12. Federal Income Tax Information
($ reported in thousands)
At December 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Seix Core Bond Fund	$ 53,060	$ 1,169	$ (1,192)	$ (23)
Seix Corporate Bond Fund	47,844	787	(1,804)	(1,017)
Seix Floating Rate High Income Fund	1,525,065	26,933	(63,434)	(36,501)
Seix High Grade Municipal Bond Fund	36,181	1,037	(460)	577
Seix High Income Fund	131,926	2,579	(3,442)	(863)
Seix High Yield Fund	234,450	4,742	(6,262)	(1,520)
Seix Investment Grade Tax-Exempt Bond Fund	135,781	2,186	(2,060)	126
Seix Total Return Bond Fund	157,825	3,518	(3,465)	53
Seix U.S. Government Securities Ultra-Short Bond Fund	257,595	1,178	(1,783)	(605)
Seix Ultra-Short Bond Fund	19,719	28	(145)	(117)
The Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2023, the Funds’ capital loss carryovers were as follows:
Fund	Short-Term	Long-Term
Seix Core Bond Fund	$ 8,393	$ 3,609
Seix Corporate Bond Fund	4,791	6,202
Seix Floating Rate High Income Fund	176,075	640,203
Seix High Grade Municipal Bond Fund	1,482	572
Seix High Income Fund	24,582	87,820

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Fund	Short-Term	Long-Term
Seix High Yield Fund	$ 17,862	$ 68,803
Seix Investment Grade Tax-Exempt Bond Fund	3,485	4,777
Seix Total Return Bond Fund	28,719	14,206
Seix U.S. Government Securities Ultra-Short Bond Fund	8,427	4,454
Seix Ultra-Short Bond Fund	725	558
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Tax-Exempt Income	Post-October Capital Loss Deferred	Capital Loss Deferred
Seix Core Bond Fund	$ —	$ —	$ 880	$ 12,002
Seix Corporate Bond Fund	99	—	344	10,993
Seix Floating Rate High Income Fund	10,874	—	9,242	816,278
Seix High Grade Municipal Bond Fund	—	—	51	2,054
Seix High Income Fund	—	—	1,194	112,402
Seix High Yield Fund	— (1)	—	1,687	86,665
Seix Investment Grade Tax-Exempt Bond Fund	—	1	323	8,262
Seix Total Return Bond Fund	1,264	—	2,798	42,925
Seix U.S. Government Securities Ultra-Short Bond Fund	—	—	503	12,881
Seix Ultra-Short Bond Fund	—	—	22	1,283
(1)	Amount is less than $500 (not in thousands).
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022, was as follows:
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Total
Seix Core Bond Fund
12/31/23	$ 2,172	$ —	$ —	$ 2,172
12/31/22	1,752	300	—	2,052
Seix Corporate Bond Fund
12/31/23	1,661	—	—	1,661
12/31/22	1,633	1,234	—	2,867
Seix Floating Rate High Income Fund
12/31/23	152,704	—	—	152,704
12/31/22	129,018	—	—	129,018
Seix High Grade Municipal Bond Fund
12/31/23	1	—	1,224	1,225
12/31/22	—	129	683	812
Seix High Income Fund
12/31/23	9,044	—	—	9,044
12/31/22	9,061	—	—	9,061
Seix High Yield Fund
12/31/23	15,545	—	—	15,545
12/31/22	17,301	—	—	17,301
Seix Investment Grade Tax-Exempt Bond Fund
12/31/23	1	—	3,721	3,722
12/31/22	145	125	2,869	3,139
Seix Total Return Bond Fund
12/31/23	6,388	—	—	6,388
12/31/22	5,649	2,857	—	8,506
Seix U.S. Government Securities Ultra-Short Bond Fund
12/31/23	14,355	—	—	14,355
12/31/22	7,766	—	—	7,766

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Ordinary Income	Long-Term Capital Gains	Tax-Exempt Distributions	Total
Seix Ultra-Short Bond Fund
12/31/23	$ 1,043	$ —	$ —	$ 1,043
12/31/22	700	—	—	700
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 13. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the Subadviser and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
Note 14. Recent Accounting Pronouncement
In March 2020, the FASB issued Accounting Standards Update (“ASU”) No. 2020-04 (“ASU 2020-04”), Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in ASU 2020-04 provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered reference rates as of the end of 2021. In March 2021, the administrator for LIBOR announced the extension of the publication of a majority of the USD LIBOR settings to June 30, 2023. On December 21, 2022, the FASB issued ASU 2022-06 to defer the sunset date of ASU 2020-04 until December 31, 2024. ASU 2020-04 is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2024. Management is currently evaluating ASU 2020-04 and ASU 2020-06, but does not believe there will be a material impact.
Note 15. New Regulatory Pronouncement
In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 16. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following are subsequent events requiring recognition or disclosure in these financial statements.
On November 1, 2023, the Board voted to approve:
An Agreement and Plan of Reorganization, pursuant to which Virtus Seix High Yield Income Fund (an “Acquired Fund”), a series of Virtus Strategy Trust, will merge with and into Virtus Seix High Yield Fund (an “Acquiring Fund”), a series of the Trust, on or about March 15, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, subadviser, and the same portfolio managers.
An Agreement and Plan of Reorganization, pursuant to which Virtus Seix High Income Fund (an “Acquired Fund”), a series of the Trust, will merge with and into Virtus Seix High Yield Fund (an “Acquiring Fund”), a series of the Trust, on or about March 15, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, subadviser, and the same portfolio managers.
An Agreement and Plan of Reorganization, pursuant to which Virtus Seix Ultra-Short Bond Fund (an “Acquired Fund”), a series of the Trust, will merge with and into Virtus Seix U.S. Government Securities Ultra-Short Bond Fund (an “Acquiring Fund”), a series of the Trust, on or about March 15, 2024. The Acquired Fund and the Acquiring Fund have the same Board of Trustees, subadviser, and the same portfolio managers. Effective February 23, 2024, the Acquiring Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement the following new expense limitation arrangement to further limit the Acquiring Fund’s expenses: Class A: 0.65%; Class I: 0.40%; and Class R6: 0.26%. See Note 4 for information about the Funds’ expense limitation arrangements.
Pursuant to each Agreement and Plan of Reorganization, the respective Acquired Fund will transfer all or substantially all of its assets to its respective Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, each Acquired Fund will distribute the shares of its respective Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund. Each reorganization meets the requirements of Rule 17a-8 under the 1940 Act for a merger of affiliated funds for which shareholder approval is not required.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and Virtus Seix Ultra-Short Bond Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Seix Core Bond Fund, Virtus Seix Corporate Bond Fund, Virtus Seix Floating Rate High Income Fund, Virtus Seix High Grade Municipal Bond Fund, Virtus Seix High Income Fund, Virtus Seix High Yield Fund, Virtus Seix Investment Grade Tax-Exempt Bond Fund, Virtus Seix Total Return Bond Fund, Virtus Seix U.S. Government Securities Ultra-Short Bond Fund, and Virtus Seix Ultra-Short Bond Fund (ten of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agents, agent banks, and brokers; when replies were not received from transfer agents, agent banks and brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/ PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2024
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2023
The following information is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Funds will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the year ended December 31, 2023, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
	Qualified REIT Dividends	QDI	DRD	Long-Term Capital Gain Distributions ($)
Seix Core Bond Fund	0.00%	0.00%	0.00%	$ —
Seix Corporate Bond Fund	0.00	0.00	0.00	—
Seix Floating Rate High Income Fund	0.00	0.00	0.00	—
Seix High Grade Municipal Bond Fund	0.00	0.00	0.00	—
Seix High Income Fund	0.00	0.00	0.00	—
Seix High Yield Fund	0.00	0.00	0.00	—
Seix Investment Grade Tax-Exempt Bond Fund	0.00	0.00	0.00	—
Seix Total Return Bond Fund	0.00	0.00	0.00	—
Seix U.S. Government Securities Ultra-Short Bond Fund	0.00	0.00	0.00	—
Seix Ultra-Short Bond Fund	0.00	0.00	0.00	—
For federal income tax purposes, 100% of the income dividends paid by the Seix High Grade Municipal Bond Fund and Seix Investment Grade Tax-Exempt Bond Fund qualify as exempt-interest dividends.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, AND VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (the “Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the continuation of the subadvisory agreement (the “Subadvisory Agreement” and together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Virtus Fixed Income Advisers, LLC, operating through its division, Seix Investment Advisors (the “Subadviser”). At meetings held on November 1, 2023, and November 13-15, 2023 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and the Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadviser, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadviser with respect to the Funds it manages. The Board noted the affiliation of the Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and the Subadviser; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadviser and their affiliates (i.e., ancillary benefits realized by VFA, the Subadviser or their affiliates from VFA’s or the Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadviser by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and the Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadviser, including (a) VFA’s ability to select and monitor the subadviser; (b) VFA’s ability to provide the services necessary to monitor the subadviser’s compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which the subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems; (d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds;

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, AND VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
(e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by the Subadviser, the Board considered information provided to the Board by the Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreement, the Board noted that the Subadviser provided portfolio management, compliance with the Funds’ investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadviser’s management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreement, the Board also considered the Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the Funds; (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account the Subadviser’s risk assessment and monitoring process. The Board noted the Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and the Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the Funds.
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio compositions, as well as the Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadviser. The Board also noted the Subadviser’s performance record with respect to each Fund. The Board was mindful of VFA’s focus on the Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended March 31, 2023. The Board also reviewed comparisons of each Fund’s contractual and net management fee and net total expense levels to those of its peer universe when considering Fund performance.
Virtus Seix Core Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1- and 3-year periods and outperformed the median of its Performance Universe for the 5- and 10-year periods. The Board noted that the Fund underperformed its benchmark for the 1-, 3-, and 10-year periods and outperformed its benchmark for the 5-year period.
Virtus Seix Corporate Bond Fund. The Board noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the 1-year period and outperformed both the median of its Performance Universe and its benchmark for the 3-, 5- and 10-year periods.
Virtus Seix Floating Rate High Income Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, AND VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
Virtus Seix High Grade Municipal Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 5- and 10-year periods and underperformed its benchmark for the 3-year period.
Virtus Seix High Yield Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- 3-, 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3- and 5-year periods and underperformed its benchmark for the 10-year period.
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for 1-, 3-, 5- and 10-year periods.
Virtus Seix Total Return Bond Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 5-year periods and underperformed the median of its Performance Universe for the 3- and 10-year periods. The Board also noted that the Fund underperformed its benchmark for the 1-year period and outperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3-, 5- and 10-year periods and underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
After reviewing these and related factors, the Board concluded that each Fund’s overall performance, taking into account reasons discussed for certain Fund’s underperformance and/or actions taken to address the underperformance, were satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders and that VFA had proposed to lower the expense caps in place for Class A and Class I Shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadviser provided, and the Board considered, fee information of comparable accounts managed by the Subadviser, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Seix Core Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix Corporate Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Floating Rate High Income Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the first quintile of the Expense Universe.
Virtus Seix High Grade Municipal Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix High Yield Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the second quintile of the Expense Universe.

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, AND VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
Virtus Seix Investment Grade Tax-Exempt Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Seix Total Return Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile and net total expenses after waivers were in the third quintile of the Expense Universe.
Virtus Seix U.S. Government Securities Ultra-Short Bond Fund. The Board considered that the Fund’s net management fee was in the first quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Class A and Class I Shares of Virtus Seix U.S. Government Securities Ultra-Short Bond Fund.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadviser, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadviser in connection with its relationship to the Funds, the Board noted that the fees under the Subadvisory Agreement are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadviser, the Board noted that, because the Subadviser is an affiliate of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadviser and its affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreement.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2025, and had agreed to lower the expense caps applicable to Virtus Seix U.S. Government Securities Ultra-Short Bond Fund through April 30, 2025. The Board then concluded that no other changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadviser’s profitability, and based upon the current sizes of the Funds managed by the Subadviser, the Board concluded that the potential for economies of scale in the Subadviser’s management of the Funds was not a material factor in the approval of the Subadvisory Agreement at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and the Subadviser and their affiliates from their relationships with the Funds. Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadviser, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadviser also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadviser is an affiliate of VFA, there are no other direct benefits to the Subadviser or VFA in providing investment advisory services to the Funds, other than the fee to be earned under the applicable Agreement. There

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS SEIX CORE BOND FUND, VIRTUS SEIX CORPORATE BOND FUND, VIRTUS SEIX FLOATING RATE HIGH INCOME FUND, VIRTUS SEIX HIGH GRADE MUNICIPAL BOND FUND, VIRTUS SEIX HIGH YIELD FUND, VIRTUS SEIX INVESTMENT GRADE TAX-EXEMPT BOND FUND, VIRTUS SEIX TOTAL RETURN BOND FUND, AND VIRTUS SEIX U.S. GOVERNMENT SECURITIES ULTRA-SHORT BOND FUND (each a “FUND” and collectively, the “FUNDS”) BY THE BOARD OF TRUSTEES
(UNAUDITED) (CONTINUED)
may be certain indirect benefits gained, including to the extent that serving the Funds could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 97 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 97 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: 2022 97 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 90 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 90 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McDaniel, Connie D. YOB: 1958 Served Since: 2017 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2002 100 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (50 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 100 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (50 portfolios).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith YOB: 1964 Served Since: 2020 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2020) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 97 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 104 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds), and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (50 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Fromm Jennifer YOB: 1973	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017); and Assistant Secretary (2008 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2017).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2017).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2013 to 2018).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2017).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.

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VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8636	02-24

ANNUAL REPORT
VIRTUS ASSET TRUST

December 31, 2023
Virtus Ceredex Large-Cap Value Equity Fund
Virtus Ceredex Mid-Cap Value Equity Fund
Virtus Ceredex Small-Cap Value Equity Fund
Virtus SGA International Growth Fund
Virtus Silvant Large-Cap Growth Stock Fund*
Virtus Zevenbergen Innovative Growth Stock Fund*
*Prospectus supplement applicable to this fund appears at the back of this annual report.

Not FDIC Insured • No Bank Guarantee • May Lose Value

Message to Shareholders		1
Disclosure of Fund Expenses		2
Key Investment Terms		4
Fund	Fund Summary	Schedule of Investments
Virtus Ceredex Large-Cap Value Equity Fund (“Ceredex Large-Cap Value Equity Fund”)	6	27
Virtus Ceredex Mid-Cap Value Equity Fund (“Ceredex Mid-Cap Value Equity Fund”)	9	28
Virtus Ceredex Small-Cap Value Equity Fund (“Ceredex Small-Cap Value Equity Fund”)	13	29
Virtus SGA International Growth Fund (“SGA International Growth Fund”)	16	31
Virtus Silvant Large-Cap Growth Stock Fund (“Silvant Large-Cap Growth Stock Fund”)	20	33
Virtus Zevenbergen Innovative Growth Stock Fund (“Zevenbergen Innovative Growth Stock Fund”)	23	34
Statements of Assets and Liabilities		35
Statements of Operations		38
Statements of Changes in Net Assets		40
Financial Highlights		43
Notes to Financial Statements		47
Report of Independent Registered Public Accounting Firm		58
Tax Information Notice		59
Consideration of Advisory and Subadvisory Agreements by Board of Trustees		60
Fund Management Tables		65
Proxy Voting Procedures and Voting Record (Form N-PX)
The subadvisers vote proxies, if any, relating to portfolio securities in accordance with procedures that have been approved by the Board of Trustees of the Trust (“Trustees”, or the “Board”). You may obtain a description of these procedures, along with information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-243-1574. This information is also available through the Securities and Exchange Commission’s (the “SEC”) website at https://www.sec.gov.
PORTFOLIO  HOLDINGS INFORMATION
The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT-P. Form N-PORT-P is available on the SEC’s website at https://www.sec.gov.
This report is not authorized for distribution to prospective investors in the Funds presented in this book unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, each Fund’s record and other pertinent information.

MESSAGE TO SHAREHOLDERS
To my fellow shareholders of Virtus Funds:
I am pleased to present this annual report, which reviews the performance of your Fund for the 12 months ended December 31, 2023.
After a challenging 2022, most markets posted positive returns in 2023. Inflation slowed measurably while the U.S. economy showed strength. The efforts of the Federal Reserve (“Fed”) and other central banks to manage inflation appeared more likely to generate an economic “soft landing.” A brief banking crisis in March of 2023 was quickly resolved without impacting economic growth, and investor optimism about the possibilities for artificial intelligence (AI) drove stocks higher. By year-end, interest rates were moderating and the Fed announced that rate cuts might be on the horizon, driving equity markets higher.
Domestic equity indexes demonstrated strong performance for the 12 months ended December 31, 2023. U.S. large-capitalization stocks were up 26.29%, as measured by the S&P 500® Index, while small-cap stocks returned 16.93%, as measured by the Russell 2000® Index. International equities also performed well, with developed markets, as measured by the MSCI EAFE® Index (net), returning 18.24%, while emerging markets, as measured by the MSCI Emerging Markets Index (net), returned 9.83%.
In fixed income markets, the yield on the 10-year Treasury made a round trip in 2023, closing at 3.88% on December 31, 2023, from 3.88% on December 31, 2022. The broader U.S. fixed income market, as represented by the Bloomberg U.S. Aggregate Bond Index, returned 5.53% for the 12-month period, while non-investment grade bonds, as measured by the Bloomberg U.S. Corporate High Yield Bond Index, were up 13.45%.
Thank you for entrusting the Virtus Funds with your assets. Please call our customer service team at 800-243-1574 if you have questions about your account or require assistance. We appreciate your business and remain committed to your long-term financial success.
Sincerely,
George R. Aylward
President, Virtus Funds
February 2024
Refer to the Fund Summary section for your Fund’s performance. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above.
1

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
We believe it is important for you to understand the impact of costs on your investment. All mutual funds have operating expenses. As a shareholder of a Virtus Asset Trust Fund discussed in this shareholder report (each, a “Fund”), you may incur two types of costs: (1) transaction costs, including sales charges on purchases of Class A shares and contingent deferred sales charges on Class C shares; and (2) ongoing costs, including investment advisory fees, distribution and service fees, and other expenses. Class I shares and Class R6 shares are sold without sales charges and do not incur distribution and service fees. Class R6 shares also do not incur shareholder servicing fees. For further information regarding applicable sales charges, see Note 1 in the Notes to Financial Statements. These examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period. The Annualized Expense Ratios may be different from the expense ratios in the Financial Highlights which are for the fiscal year ended December 31, 2023.
Please note that the expenses shown in the accompanying tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges or contingent deferred sales charges. Therefore, the accompanying tables are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.
Actual Expenses
The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,090.50	1.23%	$ 6.48
	Class C	1,000.00	1,087.50	1.71	9.00
	Class I	1,000.00	1,091.50	0.96	5.06
	Class R6	1,000.00	1,093.20	0.71	3.75
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,068.70	1.30	6.78
	Class C	1,000.00	1,066.10	1.75	9.11
	Class I	1,000.00	1,070.80	1.02	5.32
	Class R6	1,000.00	1,071.50	0.78	4.07
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,082.50	1.45	7.61
	Class C	1,000.00	1,079.50	1.80	9.43
	Class I	1,000.00	1,083.50	1.14	5.99
	Class R6	1,000.00	1,084.90	0.87	4.57
SGA International Growth Fund
	Class A	1,000.00	1,029.50	1.32	6.75
	Class I	1,000.00	1,030.50	1.07	5.48
	Class R6	1,000.00	1,031.70	0.95	4.86
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,102.80	1.25	6.63
	Class I	1,000.00	1,104.20	0.99	5.25
	Class R6	1,000.00	1,104.30	0.92	4.88
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,091.00	1.24	6.54
	Class I	1,000.00	1,092.60	0.99	5.22
	Class R6	1,000.00	1,093.10	0.89	4.70

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
2

VIRTUS ASSET TRUST
DISCLOSURE OF FUND EXPENSES (Unaudited) (Continued)
FOR THE SIX-MONTH PERIOD OF July 1, 2023 TO December 31, 2023
Hypothetical Example for Comparison Purposes
The table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare these 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other mutual funds.
		Beginning Account Value July 1, 2023	Ending Account Value December 31, 2023	Annualized Expense Ratio	Expenses Paid During Period*
Ceredex Large-Cap Value Equity Fund
	Class A	$ 1,000.00	$ 1,019.00	1.23%	$ 6.26
	Class C	1,000.00	1,016.59	1.71	8.69
	Class I	1,000.00	1,020.37	0.96	4.89
	Class R6	1,000.00	1,021.63	0.71	3.62
Ceredex Mid-Cap Value Equity Fund
	Class A	1,000.00	1,018.65	1.30	6.61
	Class C	1,000.00	1,016.38	1.75	8.89
	Class I	1,000.00	1,020.06	1.02	5.19
	Class R6	1,000.00	1,021.27	0.78	3.97
Ceredex Small-Cap Value Equity Fund
	Class A	1,000.00	1,017.90	1.45	7.38
	Class C	1,000.00	1,016.13	1.80	9.15
	Class I	1,000.00	1,019.46	1.14	5.80
	Class R6	1,000.00	1,020.82	0.87	4.43
SGA International Growth Fund
	Class A	1,000.00	1,018.55	1.32	6.72
	Class I	1,000.00	1,019.81	1.07	5.45
	Class R6	1,000.00	1,020.42	0.95	4.84
Silvant Large-Cap Growth Stock Fund
	Class A	1,000.00	1,018.90	1.25	6.36
	Class I	1,000.00	1,020.21	0.99	5.04
	Class R6	1,000.00	1,020.57	0.92	4.69
Zevenbergen Innovative Growth Stock Fund
	Class A	1,000.00	1,018.95	1.24	6.31
	Class I	1,000.00	1,020.21	0.99	5.04
	Class R6	1,000.00	1,020.72	0.89	4.53

*	Expenses are equal to the relevant Fund’s annualized expense ratio, which is net of waived fees and reimbursed expenses, if applicable, multiplied by the average account value over the period, multiplied by the number of days (184) expenses were accrued in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period.
For Funds which may invest in other funds, the annualized expense ratios noted above do not reflect fees and expenses associated with any underlying funds. If such fees and expenses had been included, the expenses would have been higher.
You can find more information about a Fund’s expenses in the Financial Statements section that follows. For additional information on operating expenses and other shareholder costs, refer to that Fund’s prospectus.
3

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited)
December 31, 2023
American Depositary Receipt (“ADR”)
Represents shares of foreign companies traded in U.S. dollars on U.S. exchanges that are held by a U.S. bank or a trust. Foreign companies use ADRs in order to make it easier for Americans to buy their shares.
Bloomberg U.S. Aggregate Bond Index
The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment-grade, fixed-rate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Bloomberg U.S. Corporate High Yield Bond Index
The Bloomberg U.S. Corporate High Yield Bond Index measures the U.S. dollar-denominated, high yield, fixed-rate corporate bond market. The index is calculated on a total return basis. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Exchange-Traded Fund (“ETF”)
An open-end fund that is traded on a stock exchange. Most ETFs have a portfolio of stocks or bonds that track a specific market index.
Federal Reserve (“Fed”)
The Central Bank of the U.S., responsible for controlling money supply, interest rates, and credit with the goal of keeping the U.S. economy and currency stable. Governed by a seven-member board, the system includes 12 regional Federal Reserve Banks, 25 branches, and all national and state banks that are part of the system.
Gross Domestic Product (“GDP”)
The GDP represents the market value of all goods and services produced by the economy during the period measured, including personal consumption, government purchases, private inventories, paid-in construction costs, and the foreign trade balance.
MSCI All Country World ex USA Index (net)
The MSCI All Country World ex USA Index (net) is a free float-adjusted market capitalization-weighted index that measures equity performance of developed and emerging markets, excluding the United States. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
MSCI EAFE® Index (net)
The MSCI EAFE® (Europe, Australasia, Far East) Index (net) is a free float-adjusted market capitalization-weighted index that measures developed foreign market equity performance, excluding the U.S. and Canada. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
MSCI Emerging Markets Index (net)
The MSCI Emerging Markets Index (net) is a free float-adjusted market capitalization-weighted index designed to measure equity market performance in the global emerging markets. The index is calculated on a total return basis with net dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Real Estate Investment Trust (“REIT”)
A publicly traded company that owns, develops and operates income-producing real estate such as apartments, office buildings, hotels, shopping centers and other commercial properties.
Russell 1000® Growth Index
The Russell 1000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 1000® Value Index
The Russell 1000® Value Index is a market capitalization-weighted index of value-oriented stocks of the 1,000 largest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 2000® Index
The Russell 2000® Index is a market capitalization-weighted index of the 2,000 smallest companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
4

VIRTUS ASSET TRUST
KEY INVESTMENT TERMS (Unaudited) (Continued)
December 31, 2023
Russell 2000® Value Index
The Russell 2000® Value Index is a market capitalization-weighted index of value-oriented stocks of the smallest 2,000 companies in the Russell Universe, which comprises the 3,000 largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell 3000® Growth Index
The Russell 3000® Growth Index is a market capitalization-weighted index of growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
Russell Midcap® Growth Index
The Russell Midcap® Growth Index is a market capitalization-weighted index of medium-capitalization, growth-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Russell Midcap® Value Index
The Russell Midcap Value Index is a market capitalization-weighted index of medium-capitalization, value-oriented stocks of U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and is not available for direct investment.
S&P 500® Index
The S&P 500® Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total return basis with dividends reinvested. The index is unmanaged, its returns do not reflect any fees, expenses, or sales charges, and it is not available for direct investment.
Sponsored ADR
An ADR which is issued with the cooperation of the company whose stock will underlie the ADR. Sponsored ADRs generally carry the same rights normally given to stockholders, such as voting rights. ADRs must be sponsored to be able to trade on a major U.S. exchange such as the New York Stock Exchange (“NYSE”).
5

Ticker Symbols:
Class A: SVIIX
Class C: SVIFX
Class I: STVTX
Class R6: STVZX
Ceredex Large-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide a high level of capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 14.57%, Class C shares at NAV returned 13.95%, Class I shares at NAV returned 14.87%, and Class R6 Shares at NAV returned 15.09%. For the same period, the Russell 1000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 11.46%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
The fiscal year was a favorable period for equities. Large-cap value stocks underperformed their smaller-capitalization value counterparts. The Russell 1000® Value Index returned 11.46% versus 14.65% for the Russell 2000® Value Index. Growth stocks outperformed value stocks, with the Russell 1000® Growth Index returning 42.68% and the Russell 1000® Value Index returning 11.46% for the period. The large outperformance of information technology within the Russell 1000® Growth Index led results for the full year. The same situation occurred in the mid-cap and small-cap indexes, where growth was a winner over value.
Most economic sectors posted favorable results for 2023. Communication services and information technology were the best performing areas for the Russell 1000® Value Index during the period. The largest detracting sectors, on a relative basis, for the Russell 1000® Value Index were health care and utilities.
Macroeconomic items including recession fears, the banking crisis, stubborn inflation, and a late pivot by the Federal Reserve (the Fed), featured heavily in the investment landscape for the year. In addition, the markets dealt with geopolitical concerns, the continuing Russia-Ukraine conflict, and general U.S. political dysfunction. While all of these items contributed to turbulent times for equities, investors ultimately shook off these myriad concerns to lift equities for the full year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Russell 1000® Value Index for the 12-month period ended December 31, 2023. During this period, the Fund was able to generate positive investment results in the information technology, health care, and consumer staples sectors. Negative investment results were exhibited in the communication services, utilities, and real estate sectors. The Fund had an underweight position in health care and an overweight in industrials that contributed to results. Additionally, the Fund had underweight positions in communication services and utilities which detracted from investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Intel and Marvell Technology.
•  Intel contributed positively due to continued execution on its new product roadmap and recovery in the PC market.
•  Marvell outperformed on improving sentiment surrounding the datacenter business. Additionally, the company outlined its artificial intelligence exposure, which was well received by the market.
Rounding out the top five contributors were QUALCOMM, Capital One Financial, and Parker-Hannifin.
The largest detractors from results were International Flavors & Fragrances and Revvity.
•  International Flavors & Fragrances underperformed as investors had concerns about whether management could navigate the destocking crisis impacting the sector. In addition, worries about the company’s balance sheet and dividend weighed on the shares.
•  Revvity was adversely impacted by the destocking of unused COVID vaccines across the sector. The company also had to revise its earnings guidance lower due to this event.
Other top detractors for the period included Ameren, Kenvue, and PNC Financial Services Group.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Industrials	22%
Financials	18
Information Technology	13
Materials	12
Health Care	11
Energy	7
Consumer Discretionary	5
Other	12
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
6

Ceredex Large-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	14.57%	10.67%	7.63%	— %	—
Class A shares at POP[3,4]	8.27	9.43	7.02	—	—
Class C shares at NAV[2] without CDSC[4]	13.95	10.16	7.12	—	—
Class C shares with CDSC[4]	12.95	10.16	7.12	—	—
Class I shares at NAV[2]	14.87	10.97	7.92	—	—
Class R6 shares at NAV[2]	15.09	11.26	—	8.23	8/1/14
Russell 1000® Value Index	11.46	10.91	8.40	8.26 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.26%, Net 1.24%; Class C shares: Gross 1.94%, Net 1.72%; Class I shares: Gross 1.06%, Net 0.97%; Class R6 shares: Gross 0.86%, Net 0.72%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
7

Ceredex Large-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
8

Ticker Symbols:
Class A: SAMVX
Class C: SMVFX
Class I: SMVTX
Class R6: SMVZX
Ceredex Mid-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 10.63%, Class C shares at NAV returned 10.10%, Class I shares at NAV returned 10.97%, and Class R6 Shares at NAV returned 11.21%. For the same period, the Russell Midcap® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 12.71%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
The fiscal year was a favorable period for stocks. Mid-cap value stocks bested their large-cap value peers, but underperformed their smaller-capitalization counterparts. The Russell Midcap® Value Index returned 12.71%, the Russell 1000® Value Index returned 11.46%, and the Russell 2000® Value Index returned 14.65%. Growth stocks outpaced value stocks, with the Russell 1000® Growth Index posting strong results, returning 42.68%, and the Russell 1000® Value Index returning 11.46% for the period. The large outperformance of information technology within the Russell 1000® Growth Index led results for the full year. The same occurred in mid cap, where value trailed growth. The Russell Midcap® Value Index returned 12.71% versus the Russell Midcap® Growth Index, which returned 25.87%.
During the 12-month period, almost all economic sectors demonstrated strength. Industrials and consumer discretionary were the best performing areas for the Russell Midcap® Value Index during the period. The largest detracting sectors, on a relative basis, for the Russell Midcap® Value Index were consumer staples and utilities.
Macroeconomic items including recession fears, the banking crisis, stubborn inflation, and a late pivot by the Federal Reserve (the Fed), featured heavily in the investment landscape for the year. In addition, the markets dealt with geopolitical concerns, the continuing Russia-Ukraine conflict, and general U.S. political dysfunction. While all of these items contributed to turbulent times for equities, investors ultimately shook off these myriad concerns to lift equities for the full year.
What factors affected the Fund’s performance during its fiscal year?
The Fund underperformed the Russell Midcap® Value Index for the 12-month period ended December 31, 2023. During this period, the Fund was able to post positive investment results in the information technology, materials, and consumer staples sectors. Negative investment results were exhibited in the health care, utilities, and consumer discretionary sectors. The Fund had an underweight position in communication services and an overweight in industrials that contributed to results. Additionally, the Fund had an overweight position in utilities and an underweight in consumer discretionary which weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Marvell Technology and Dell Technologies.
•  Marvell outperformed on improving sentiment surrounding the datacenter business. Additionally, the company outlined its artificial intelligence exposure, which was well received by the market.
•  Dell outperformed as investors became increasingly confident that PC demand was bottoming and about to trend upward.
Rounding out the top five contributors were Capital One Financial, KKR, and Parker-Hannifin.
The largest detractors from results were First Republic Bank and Revvity.
•  First Republic underperformed as the company was negatively impacted by poor investor sentiment surrounding the issues that plagued Silicon Valley Bank early in the year.
•  Revvity was adversely impacted by the destocking of unused COVID vaccines across the sector. The company also had to revise its earnings guidance lower due to this event.
Other top detractors for the period included SBA Communications, Azenta, and Macy’s.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
9

Ceredex Mid-Cap Value Equity Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Industrials	23%
Financials	19
Information Technology	10
Materials	10
Real Estate	10
Utilities	9
Energy	5
Other (includes short-term investment)	14
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
10

Ceredex Mid-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	10.63%	9.80%	7.33%	— %	—
Class A shares at POP[3,4]	4.55	8.56	6.72	—	—
Class C shares at NAV[2] without CDSC[4]	10.10	9.29	6.86	—	—
Class C shares with CDSC[4]	9.10	9.29	6.86	—	—
Class I shares at NAV[2]	10.97	10.13	7.65	—	—
Class R6 shares at NAV[2]	11.21	10.37	—	7.91	8/1/14
Russell Midcap® Value Index	12.71	11.16	8.26	7.95 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.28%, Net 1.28%; Class C shares: Gross 2.00%, Net 1.76%; Class I shares: Gross 1.01%, Net 1.01%; Class R6 shares: Gross 0.86%, Net 0.79%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
11

Ceredex Mid-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
12

Ticker Symbols:
Class A: SASVX
Class C: STCEX
Class I: SCETX
Class R6: VVERX
Ceredex Small-Cap Value Equity Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Ceredex Value Advisors LLC
■	The Fund is diversified and has an investment objective of seeking to provide capital appreciation. As a secondary goal, the Fund also seeks to provide current income. There is no guarantee that the Fund will meet its objectives.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 14.30%, Class C shares at NAV returned 13.95%, Class I shares at NAV returned 14.70%, and Class R6 shares at NAV returned 14.97%. For the same period, the Russell 2000® Value Index, the Fund’s style-specific benchmark appropriate for comparison, returned 14.65%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
The fiscal year was a favorable period for stocks. Small-cap value stocks outperformed their large-cap value counterparts, with the Russell 1000® Value Index returning 11.46% versus 14.65% for the Russell 2000® Value Index. Growth stocks bested value stocks, with the Russell 1000® Growth Index returning 42.68% and the Russell 1000® Value Index returning 11.46% for the period. This was due to the leadership of the information technology sector within the Russell 1000® Growth Index. The same occurred in small caps, where growth led value. The Russell 2000® Value Index returned 14.65% and the Russell 2000® Growth Index returned 18.66%.
During the 12-month period, almost all economic sectors were positive. Consumer discretionary and industrials were the best performing areas for the Russell 2000® Value Index during the period. The largest detracting sector, on a relative basis, for the Russell 2000® Value Index was the utilities sector – the only one to post negative returns.
Macroeconomic items including recession fears, the banking crisis, stubborn inflation, and a late pivot by the Federal Reserve (the Fed), featured heavily in the investment landscape for the year. In addition, the markets dealt with geopolitical concerns, the continuing Russia-Ukraine conflict, and general U.S. political dysfunction. While all of these items contributed to turbulent times for equities, investors ultimately shook off these myriad concerns to lift equities for the full year.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed the Russell 2000® Value Index for the 12-month period ended December 31, 2023. During this period, the Fund was able to post positive investment results in the financials, consumer staples, and utilities sectors. Negative investment results were exhibited in the energy, industrials, and consumer discretionary sectors. The Fund had an underweight position in health care and an overweight in industrials that contributed to results. Additionally, the Fund had an underweight position in consumer discretionary which weighed on investment results.
For the reporting period, the securities that posted the largest positive contribution to results were Stantec and Pinnacle Financial Partners.
•  Stantec outperformed as the company continued to benefit from increased project work in the U.S. due to onshoring and government stimulus for infrastructure and green energy.
•  Pinnacle Financial outperformed as the company continued to deliver above-average loan growth while creating a best-in-class work environment which attracted talent from the company’s peers.
Rounding out the top five contributors were Signet Jewelers, Columbia Banking System, and Herc Holdings.
The largest detractors from results were First Interstate Bancsystem and Macy’s.
•  First Interstate underperformed as the company dealt with higher deposit costs, which impacted earnings and profit margins. This issue caused concern for management at the firm.
•  Macy’s underperformed owing to weaker consumer spending, increased consumer theft, and accelerating bad debt in its private label credit card program.
Other top detractors for the period included First Hawaiian, Forward Air, and Valmont Industries.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Value Stocks: Value stocks are subject to the risk that the broad market may not recognize their intrinsic value.
Sector Focused Investing:  Events negatively affecting a particular industry or market sector in which the Fund focuses its investments may cause the value of the portfolio to decrease.
Market Volatility:  The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Prospectus:  For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Financials	29%
Industrials	20
Energy	10
Materials	10
Information Technology	9
Real Estate	6
Consumer Discretionary	5
Other	11
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
13

Ceredex Small-Cap Value Equity Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	14.30%	8.94%	6.13%	— %	—
Class A shares at POP[3,4]	8.01	7.71	5.53	—	—
Class C shares at NAV[2] without CDSC[4]	13.95	8.51	5.71	—	—
Class C shares with CDSC[4]	12.95	8.51	5.71	—	—
Class I shares at NAV[2]	14.70	9.25	6.44	—	—
Class R6 shares at NAV[2]	14.97	—	—	7.01	2/26/19
Russell 2000® Value Index	14.65	10.00	6.76	7.08 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.49%, Net 1.46%; Class C shares: Gross 2.27%, Net 1.81%; Class I shares: Gross 1.23%, Net 1.15%; Class R6 shares: Gross 1.05%, Net 0.88%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares and Class C shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
14

Ceredex Small-Cap Value Equity Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid and all Class C shares are 1% within the first year and 0% thereafter.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
15

Ticker Symbols:
Class A: SCIIX
Class I: STITX
Class R6: SCIZX
SGA International Growth Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Sustainable Growth Advisers, LP
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 17.05%, Class I shares at NAV returned 17.25%, and Class R6 Shares at NAV returned 17.53%. For the same period, the MSCI All Country World ex USA Index, the Fund’s style-specific benchmark appropriate for comparison, returned 15.62%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
Rising investor appetites for risk amid signs of moderating inflation, expectations for central bank pivots in the U.S. and Europe, and solid growth in emerging markets outside of China supported a broad-based rally in international markets to finish 2023. Long-duration assets, or those that are more sensitive to changes in interest rates, rallied amid the decline in bond yields. This led to better performance for growth stocks in the fourth quarter, although it was not enough to overcome their significant underperformance in the third quarter, which resulted in growth stocks underperforming the MSCI All Country World ex USA Index (net) for the year.
Despite rising optimism, the economic growth backdrop was muted in Europe as weak consumption and business spending weighed on economic activity. In contrast, growth came in better than expected in Mexico and Brazil, where falling inflation supported expectations for interest rate cuts. Despite better-than-expected third-quarter gross domestic product (GDP) growth in China, investor sentiment toward Chinese stocks remained weak during the year as concerns about the health of China’s property market and economic recovery, as well as geopolitical tensions, continued to linger. Indian equities performed well on the back of strong economic growth and optimism around future growth prospects given the country’s favorable demographics, stable democracy, and growing middle class.
Emerging markets lagged developed markets for the year despite strong performance in Latin American stocks. Although all sectors posted positive returns in 2023, information technology, industrials, and financials were the only sectors to outperform the MSCI All Country World ex USA Index (net) in 2023, while the consumer staples, real estate, and communication services sectors delivered the lowest returns.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark, the MSCI All Country World ex USA Index (net), for the 12 months ended December 31, 2023. Stock selection contributed positively to relative performance, while sector allocation, a residual effect of our bottom-up investment process, detracted. Selection was strongest in the consumer staples, materials, and information technology sectors, while selection in financials detracted from relative performance. Overweight exposures to the consumer staples and health care sectors partially offset the benefit from stock selection. From a regional perspective, stock selection in developed market stocks benefited performance most, while an underweight exposure to non-U.S. developed markets detracted.
The top five contributors to Fund performance for the 12-month period were FEMSA, Novo Nordisk, Temenos, Atlassian, and L’Oréal. The five largest detractors from Fund performance for the period were Shandong Weigao, AIA Group, Yum China, Diageo, and CP ALL.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Foreign & Emerging Markets: Investing in foreign securities, especially in emerging markets, subjects the Fund to additional risks such as increased volatility, currency fluctuations, less liquidity, and political, regulatory, economic, and market risk.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the fund’s manager(s) to invest its assets as intended.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Industry/Sector Concentration: A Fund that focuses its investments in a particular industry or sector will be more sensitive to conditions that affect that industry or sector than a non-concentrated fund.
ESG: The Fund’s consideration of ESG factors could cause the Fund to perform differently from other portfolios. While the subadviser believes that the integration of ESG factors into the Fund’s investment process has the potential to contribute to performance, ESG factors may not be considered for every investment decision and there is no guarantee that the integration of ESG factors will result in better performance.
Currency Rate: Fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect the value of the Fund’s shares.
Depositary Receipts: Investments in foreign companies through depositary receipts may expose the Fund to the same risks as direct investments in securities of foreign issuers.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
16

SGA International Growth Fund (Continued)
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Health Care	23%
Consumer Staples	22
Financials	16
Information Technology	14
Industrials	9
Materials	7
Consumer Discretionary	4
Other (includes short-term investment and securities lending collateral)	5
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
17

SGA International Growth Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	17.05%	10.28%	6.43%	— %	—
Class A shares at POP[3,4]	10.61	9.04	5.83	—	—
Class I shares at NAV[2]	17.25	10.54	6.66	—	—
Class R6 shares at NAV[2]	17.53	10.66	—	9.66	9/1/15
MSCI All Country World ex USA Index (net)	15.62	7.08	3.83	5.95 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.60%, Net 1.32%; Class I shares: Gross 1.36%, Net 1.07%; Class R6 shares: Gross 1.24%, Net 0.95%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
18

SGA International Growth Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
19

Ticker Symbols:
Class A: STCIX
Class I: STCAX
Class R6: STCZX
Silvant Large-Cap Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Silvant Capital Management LLC
■	The Fund is non-diversified and has an investment objective of seeking to provide capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 48.98%, Class I shares at NAV returned 49.28%, and Class R6 shares at NAV returned 49.35%. For the same period, the Russell 1000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 42.68%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
After an extremely difficult year in 2022, domestic equity markets rebounded nicely in 2023. The S&P 500® Index gained 26.29%, while large-cap growth stocks, as represented by the Russell 1000® Growth Index, rose even higher, returning 42.68% for the year. Additionally, 2023 was characterized by U.S. equity markets outperforming their non-U.S. peers coupled with U.S. growth stocks leading value stocks and large caps outperforming small caps.
Early in the year, many market strategists believed a U.S. recession was imminent, as the Federal Reserve (the Fed) telegraphed an aggressive interest rate policy designed to contain runaway inflation. However, a decline in economic activity did not materialize and inflation began to wane in the second half of the year, creating positive equity market conditions in the fourth quarter. Throughout the year, companies with pricing power and the ability to grow margins, revenue, and earnings performed very well, leading to an unusually narrow market in which stock selection was key to investors’ ability to outperform their benchmarks. The seven largest stocks in the S&P 500® Index gained 75.6%, while the rest of the Index only rose 11.5%.
What factors affected the Fund’s performance during its fiscal year?
The Fund’s investment results were strong, outperforming its benchmark Russell 1000® Growth Index by more than 7%. Owning the right stocks in 2023 was the key to relative outperformance. The Fund demonstrated positive stock selection in six major economic sectors, with the information technology (up 71.65%), communication services (up 79.27%), and consumer discretionary (up 64.73%) sectors among the strongest performers. Additionally, relative outperformance was broadly diversified across industries as 21 stocks owned in the Fund gained more than 40% during the year.
Companies with an ability to grow margins, revenue, and earnings more than investors expected did exceptionally well, as did companies that are focused on AI (artificial intelligence) or GPL1 (weight loss) drugs. Examples included NVIDIA, a semiconductor company making AI chips, which gained 238.22%, and Eli Lilly, a pharmaceutical leader in weight loss drugs, up 60.85%. DraftKings (up 208.41%) and Meta Platforms (up 193.31%) were also strong performers, as their business fundamentals exceeded investor expectations throughout the year.
The stocks that negatively impacted Fund performance included Paycom Software (down 50.89%), Insulet (down 26.46%), and Bristol-Myers Squibb (down 26.17%). Paycom dramatically missed its third quarter revenue projection and guided revenues lower for the year. The stock was sold out of the Fund. The worries around a possible lack of demand for Insulet’s diabetes products as the new GLP1 drugs hit the market drove the stock down during the year. Bristol-Myers Squibb’s stock declined after reported revenue and earnings in the July quarter failed to meet investor expectations and 2023 revenue guidance was lowered. Bristol and Insulet remain in the Fund through year-end.
The preceding information is the opinion of portfolio management only through the end of the period stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Growth Stocks: Growth stocks are typically sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.
Non-Diversified: The Fund is not diversified and may be more susceptible to factors negatively impacting its holdings to the extent the Fund invests more of its assets in the securities of fewer issuers than would a diversified fund.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Information Technology	44%
Consumer Discretionary	15
Communication Services	12
Health Care	11
Financials	8
Industrials	6
Consumer Staples	3
Other (includes securities lending collateral)	1
Total	100%
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
20

Silvant Large-Cap Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	48.98%	18.82%	12.95%	— %	—
Class A shares at POP[3,4]	40.78	17.48	12.31	—	—
Class I shares at NAV[2]	49.28	19.15	13.24	—	—
Class R6 shares at NAV[2]	49.35	19.25	—	13.84	8/1/14
Russell 1000® Growth Index	42.68	19.50	14.86	15.32 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.26%, Net 1.23%; Class I shares: Gross 1.06%, Net 0.97%; Class R6 shares: Gross 0.93%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
21

Silvant Large-Cap Growth Stock Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
22

Ticker Symbols:
Class A: SAGAX
Class I: SCATX
Class R6: VZGRX
Zevenbergen Innovative Growth Stock Fund
Fund Summary (Unaudited)
Portfolio Manager Commentary by
Zevenbergen Capital Investments LLC
■	The Fund is diversified and has an investment objective of seeking to provide long-term capital appreciation. There is no guarantee that the Fund will meet its objective.
■	For the fiscal year ended December 31, 2023, the Fund’s Class A shares at NAV returned 65.15%, Class I shares at NAV returned 65.58%, and Class R6 shares at NAV returned 65.74%. For the same period, the Russell 3000® Growth Index, the Fund’s style-specific benchmark appropriate for comparison, returned 41.21%.
All performance figures assume reinvestment of distributions and exclude the effect of sales charges. Performance data quoted represents past results. Past performance is no guarantee of future results, and current performance may be higher or lower than the performance shown above. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Please visit Virtus.com for performance data current to the most recent month-end.
How did the markets perform during the Fund’s fiscal year ended December 31, 2023?
Throughout 2023, equity markets were predominantly influenced by macroeconomic factors such as the path of interest rates, the pace of inflation, and the Federal Reserve’s (the Fed’s) policy measures aimed at reducing inflation to an annual target of 2–3%. The implications of OpenAI’s ChatGPT and other large language model applications also marked a watershed moment by introducing businesses and consumers to the potential benefits and drawbacks of artificial intelligence (AI) applications and neural network technologies. The Fund’s Russell 3000® Growth Index benchmark appreciated 41.21% for the 12 months ended December 31, 2023.
What factors affected the Fund’s performance during its fiscal year?
The Fund outperformed its benchmark for the 12 months ended December 31, 2023. Much of the relative outperformance was attributable to Fund holdings that demonstrated diligent expense management and accelerating product momentum.
Investors grappled with various factors during the year including consumer resilience, business profit trends, and the implications of macroeconomic and corporate data on future investment returns. Additionally, in December, the Fed introduced the possibility of interest rate cuts in 2024.
Benchmark industries responsible for the Fund’s outperformance included consumer discretionary, technology, health care, and real estate. Individual security selection within these industries accounted for the majority of Fund gains. The energy industry was the primary detractor from Fund performance.
Material contributors to Fund performance included:
•  NVIDIA: The founder-led maker of high-performance semiconductors experienced gains that reflected broad excitement for AI applications as well as upbeat management commentary regarding datacenter trends and product demand.
•  Shopify: The founder-led commerce enablement company addressed investors’ concerns about profitability and cash flow by reporting plans to sell most of its fulfillment logistics assets, as well as decreased operating expenses. The move served to realign Shopify with its original “asset-light” business model and underscored its goal to become the “operating system for retailers.”
•   Tesla: Shares of the founder-led technology and sustainable energy company were volatile during the 12-month period, but still marked a strong recovery from the prior year’s underperformance. Production remained on track as the company prioritized volume growth, the launch of the Cybertruck, and development of AI-related full self-driving applications. Accelerating growth in energy storage applications supported future revenue and earnings growth potential.
•  MercadoLibre: The founder-led Latin America e-commerce and financial technology company reported operational success amid ongoing instability in its primary markets. Capital investments and disciplined management of new initiatives in its Credit, Logistics, and Advertising divisions led the way for growth despite ongoing currency and macroeconomic uncertainty.
•   Uber Technologies: The digital transportation leader reported accelerating growth in gross bookings and new margin highs for both the Mobility and Delivery segments, leading to a strong year. Inclusion in the S&P 500® Index in mid-December was a recognition of the work management has done to build a durable business at expanding scale.
Material detractors from Fund performance included:
•  Enphase Energy: Shares of the global energy technology company declined sharply as higher interest rates, extended payback periods, and uncertainty in government incentives weighed on residential solar demand. Consecutive quarters of cuts in earnings guidance indicated a lack of management ability to project future performance and increased concerns about the duration of the slowdown, as well as inventory management.
•   Bill Holdings: Shares of the founder-led payment solutions platform lagged as the full-year outlook was lowered to reflect the challenging environment faced by small and medium-sized businesses. Given the macroeconomic headwinds, the company announced restructuring plans that we believe should support cost discipline on the path to profitability.
•   Block: The founder-led digital payments and financial technology company experienced uneven performance as it navigated uncertain small-business trends and a highly competitive marketplace for seller solutions. Management turnover and a lack of visibility into the cryptocurrency side of the business further weighed on investor sentiment.
•   Xometry: Shares of the founder-led online manufacturing marketplace corrected sharply following disappointing revenue results in the first quarter of 2023. The company’s suppliers accepted jobs at prices lower than management anticipated, suggesting weaker global manufacturing demand and a lack of near-term revenue growth catalysts.
•   Paylocity: The founder-led cloud-based payroll and human capital management company underperformed as client employment levels came under pressure in 2023. While the number of employees managed on the platform increased, lower-than-expected growth and a conservative near-term outlook disappointed investors.
The preceding information is the opinion of portfolio management only through the end of the period
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
23

Zevenbergen Innovative Growth Stock Fund (Continued)
stated on the cover. Any such opinions are subject to change at any time based upon market or other conditions and should not be relied upon as investment advice. Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.
Equity Securities: The market price of equity securities may be adversely affected by financial market, industry, or issuer-specific events. Focus on a particular style or on small, medium, or large-sized companies may enhance that risk.
Foreign Investing: Investing in foreign securities subjects the Fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.
Consumer Concentration: Because the Fund is presently heavily weighted in the consumer sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Limited Number of Investments: Because the Fund has a limited number of securities, it may be more susceptible to factors adversely affecting its securities than a fund with a greater number of securities.
Technology Concentration: Because the Fund is presently heavily weighted in the technology sector, it will be impacted by that sector’s performance more than a fund with broader sector diversification.
Market Volatility: The value of the securities in the Fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Local, regional, or global events such as war or military conflict, terrorism, pandemic, or recession could impact the Fund, including hampering the ability of the Fund’s manager(s) to invest its assets as intended.
Prospectus: For additional information on risks, please see the Fund’s prospectus.
Asset Allocation
The following table presents asset allocation within certain sectors as a percentage of total investments as of December 31, 2023.
Information Technology	38%
Consumer Discretionary	28
Communication Services	11
Industrials	10
Health Care	8
Real Estate	2
Consumer Staples	2
Other	1
Total	100%

For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
24

Zevenbergen Innovative Growth Stock Fund (Continued)
Average Annual Total Returns1 for periods ended 12/31/23

	1 Year	5 Years	10 Years	Since inception	Inception date
Class A shares at NAV[2]	65.15%	14.66%	12.11%	— %	—
Class A shares at POP[3,4]	56.07	13.37	11.48	—	—
Class I shares at NAV[2]	65.58	14.94	12.35	—	—
Class R6 shares at NAV[2]	65.74	—	—	-7.91	10/20/20
Russell 3000® Growth Index	41.21	18.85	14.33	10.67 [5]	—
Fund Expense Ratios[6]: Class A shares: Gross 1.38%, Net 1.25%; Class I shares: Gross 1.15%, Net 1.00%; Class R6 shares: Gross 0.99%, Net 0.90%.

All returns represent past performance which is no guarantee of future results. Current performance may be higher or lower than the performance shown. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The above table and graph below do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Please visit Virtus.com for performance data current to the most recent month-end.
Growth of $10,000 for periods ended 12/31

This chart assumes an initial investment of $10,000 made on December 31, 2013, for Class A shares including any applicable sales charges or fees. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
25

Zevenbergen Innovative Growth Stock Fund (Continued)
Growth of $100,000 for periods ended 12/31

This chart assumes an initial investment of $100,000 made on December 31, 2013, for Class I shares. The performance of the other share class may be greater or less than that shown based on differences in inception dates, fees, and sales charges. Performance assumes reinvestment of dividends and capital gain distributions.
[1]	Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gain distributions.
[2]	“NAV” (Net Asset Value) total returns do not include the effect of any sales charge.
[3]	“POP” (Public Offering Price) total returns include the effect of the maximum front-end 5.50% sales charge.
[4]	“CDSC” (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC for certain redemptions of Class A shares made within 18 months of a finder’s fee being paid.
[5]	The since inception index return is from the inception date of Class R6 shares.
[6]	The expense ratios of the Fund are set forth according to the prospectus for the Fund effective April 28, 2023, as supplemented and revised, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report. See the Financial Highlights for more current expense ratios. Net Expense: Expenses reduced by a contractual expense limitation in effect through April 30, 2024. Gross Expense: Does not reflect the effect of the expense limitation. Expense ratios include fees and expenses associated with any underlying funds.
The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the expenses associated with active management of an actual portfolio.
For information regarding the indexes and certain investment terms, see the Key Investment Terms starting on page 4.
26

Ceredex Large-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.0%
Consumer Discretionary—5.0%
Best Buy Co., Inc.	231,105	$ 18,091
Home Depot, Inc. (The)	52,096	18,054
		36,145

Consumer Staples—4.5%
Kenvue, Inc.	501,291	10,793
Sysco Corp.	152,992	11,188
Target Corp.	77,377	11,020
		33,001

Energy—7.2%
Chesapeake Energy Corp.	194,690	14,979
Chevron Corp.	130,811	19,512
EOG Resources, Inc.	150,135	18,159
		52,650

Financials—17.3%
Allstate Corp. (The)	66,652	9,330
Bank of America Corp.	407,095	13,707
Capital One Financial Corp.	100,101	13,125
JPMorgan Chase & Co.	92,146	15,674
KeyCorp	758,570	10,923
Progressive Corp. (The)	84,561	13,469
Raymond James Financial, Inc.	91,578	10,211
State Street Corp.	93,014	7,205
U.S. Bancorp	439,132	19,006
Willis Towers Watson plc	56,269	13,572
		126,222

	Shares	Value

Health Care—11.0%
Danaher Corp.	82,700	$ 19,132
Humana, Inc.	33,352	15,269
Johnson & Johnson	94,974	14,886
Revvity, Inc.	172,147	18,817
Zimmer Biomet Holdings, Inc.	100,377	12,216
		80,320

Industrials—20.8%
Deere & Co.	30,566	12,222
Equifax, Inc.	53,525	13,236
FedEx Corp.	58,756	14,864
Fortive Corp.	239,325	17,622
Honeywell International, Inc.	98,599	20,677
IDEX Corp.	66,558	14,450
Jacobs Solutions, Inc.	102,353	13,285
Knight-Swift Transportation Holdings, Inc. Class A	267,506	15,422
L3Harris Technologies, Inc.	69,314	14,599
Xylem, Inc.	134,731	15,408
		151,785

Information Technology—12.4%
Cisco Systems, Inc.	216,580	10,942
Intel Corp.	429,981	21,606
Marvell Technology, Inc.	352,413	21,254
QUALCOMM, Inc.	141,958	20,531
Teradyne, Inc.	150,227	16,303
		90,636

Materials—11.4%
Air Products & Chemicals, Inc.	55,170	15,106
	Shares	Value

Materials—continued
Avery Dennison Corp.	72,457	$ 14,648
Eastman Chemical Co.	187,130	16,808
Freeport-McMoRan, Inc.	336,911	14,342
Sherwin-Williams Co. (The)	35,313	11,014
Vulcan Materials Co.	48,719	11,060
		82,978

Real Estate—3.3%
Crown Castle, Inc.	116,974	13,474
Sun Communities, Inc.	79,226	10,589
		24,063

Utilities—4.1%
CMS Energy Corp.	181,083	10,515
PPL Corp.	708,374	19,197
		29,712

Total Common Stocks (Identified Cost $614,837)		707,512

Total Long-Term Investments—97.0% (Identified Cost $614,837)		707,512

TOTAL INVESTMENTS—97.0% (Identified Cost $614,837)		$707,512
Other assets and liabilities, net—3.0%		21,539
NET ASSETS—100.0%		$729,051
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$707,512	$707,512
Total Investments	$707,512	$707,512
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements
27

Ceredex Mid-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—97.1%
Consumer Discretionary—5.0%
Best Buy Co., Inc.	375,000	$ 29,355
Genuine Parts Co.	250,000	34,625
Levi Strauss & Co. Class A	1,300,000	21,502
Vail Resorts, Inc.	110,000	23,482
		108,964

Consumer Staples—3.7%
Kroger Co. (The)	635,000	29,026
Target Corp.	365,000	51,983
		81,009

Energy—5.2%
Chesapeake Energy Corp.	725,000	55,782
Ovintiv, Inc.	1,350,000	59,292
		115,074

Financials—18.7%
Allstate Corp. (The)	335,000	46,893
Capital One Financial Corp.	255,000	33,436
First Citizens BancShares, Inc. Class A	42,000	59,597
Global Payments, Inc.	350,000	44,450
Hartford Financial Services Group, Inc. (The)	475,000	38,180
Jefferies Financial Group, Inc.	850,000	34,349
KeyCorp	1,600,000	23,040
KKR & Co., Inc.	400,000	33,140
Raymond James Financial, Inc.	240,000	26,760
U.S. Bancorp	775,000	33,542
Willis Towers Watson plc	150,000	36,180
		409,567

Health Care—4.9%
Humana, Inc.	150,000	68,671
Revvity, Inc.	350,000	38,259
		106,930

Industrials—21.9%
Carrier Global Corp.	475,000	27,289
Dover Corp.	250,000	38,452
	Shares	Value

Industrials—continued
Equifax, Inc.	175,000	$ 43,276
FedEx Corp.	115,000	29,091
Fortive Corp.	500,000	36,815
Howmet Aerospace, Inc.	590,000	31,931
Hubbell, Inc. Class B	50,000	16,446
IDEX Corp.	160,000	34,738
Jacobs Solutions, Inc.	225,000	29,205
Knight-Swift Transportation Holdings, Inc. Class A	600,000	34,590
L3Harris Technologies, Inc.	185,000	38,965
Parker-Hannifin Corp.	50,000	23,035
Quanta Services, Inc.	130,000	28,054
Regal Rexnord Corp.	230,000	34,045
Xylem, Inc.	300,000	34,308
		480,240

Information Technology—9.9%
Dell Technologies, Inc. Class C	575,000	43,987
Jabil, Inc.	255,000	32,487
Marvell Technology, Inc.	1,050,000	63,325
Microchip Technology, Inc.	320,000	28,858
MKS Instruments, Inc.	140,000	14,402
Power Integrations, Inc.	425,000	34,897
		217,956

Materials—9.8%
Air Products & Chemicals, Inc.	135,000	36,963
Ashland, Inc.	400,000	33,724
Avery Dennison Corp.	165,000	33,356
Freeport-McMoRan, Inc.	900,000	38,313
Louisiana-Pacific Corp.	430,000	30,457
Martin Marietta Materials, Inc.	20,000	9,978
PPG Industries, Inc.	220,000	32,901
		215,692

Real Estate—9.5%
Alexandria Real Estate Equities, Inc.	250,000	31,692
American Homes 4 Rent Class A	900,000	32,364
Americold Realty Trust, Inc.	1,200,000	36,324
	Shares	Value

Real Estate—continued
Extra Space Storage, Inc.	205,000	$ 32,868
Mid-America Apartment Communities, Inc.	260,000	34,960
Realty Income Corp.	700,000	40,194
		208,402

Utilities—8.5%
CenterPoint Energy, Inc.	1,300,000	37,141
CMS Energy Corp.	550,000	31,939
PG&E Corp.	1,850,000	33,355
PPL Corp.	1,600,000	43,360
Xcel Energy, Inc.	650,000	40,241
		186,036

Total Common Stocks (Identified Cost $1,916,205)		2,129,870

Total Long-Term Investments—97.1% (Identified Cost $1,916,205)		2,129,870

Short-Term Investment—0.0%
Money Market Mutual Fund—0.0%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(1)	23,252	23
Total Short-Term Investment (Identified Cost $23)		23

TOTAL INVESTMENTS—97.1% (Identified Cost $1,916,228)		$2,129,893
Other assets and liabilities, net—2.9%		64,661
NET ASSETS—100.0%		$2,194,554

Footnote Legend:
(1)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$2,129,870	$2,129,870
Money Market Mutual Fund	23	23
Total Investments	$2,129,893	$2,129,893
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements
28

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—96.3%
Communication Services—4.0%
Cogent Communications Holdings, Inc.	15,400	$ 1,172
Iridium Communications, Inc.	32,050	1,319
John Wiley & Sons, Inc. Class A	23,100	733
Scholastic Corp.	20,500	773
		3,997

Consumer Discretionary—4.8%
Autoliv, Inc.	12,050	1,328
Signet Jewelers Ltd.	11,500	1,233
Steven Madden Ltd.	29,850	1,254
Vail Resorts, Inc.	4,500	961
		4,776

Consumer Staples—2.2%
Flowers Foods, Inc.	55,900	1,258
Reynolds Consumer Products, Inc.	34,431	924
		2,182

Energy—9.4%
Cactus, Inc. Class A	34,900	1,585
ChampionX Corp.	53,850	1,573
Chord Energy Corp.	9,850	1,637
Matador Resources Co.	29,100	1,655
NOV, Inc.	79,800	1,618
Range Resources Corp.	43,100	1,312
		9,380

Financials—27.6%
American Financial Group, Inc.	6,100	725
Atlantic Union Bankshares Corp.	49,300	1,802
Bank of Hawaii Corp.	27,850	2,018
Columbia Banking System, Inc.	66,200	1,766
Cullen/Frost Bankers, Inc.	16,100	1,747
Evercore, Inc. Class A	6,000	1,026
First American Financial Corp.	15,450	996
FNB Corp.	128,850	1,774
Hanover Insurance Group, Inc. (The)	9,100	1,105
Horace Mann Educators Corp.	42,061	1,375
Kemper Corp.	30,500	1,485
Kinsale Capital Group, Inc.	1,500	502
	Shares	Value

Financials—continued
Perella Weinberg Partners Class A	90,600	$ 1,108
Pinnacle Financial Partners, Inc.	21,200	1,849
Prosperity Bancshares, Inc.	26,550	1,798
Redwood Trust, Inc.	66,300	491
Seacoast Banking Corp. of Florida	61,610	1,753
Selective Insurance Group, Inc.	9,600	955
SouthState Corp.	21,000	1,774
Wintrust Financial Corp.	17,450	1,619
		27,668

Health Care—0.9%
Perrigo Co. plc	28,600	920
Industrials—19.1%
BWX Technologies, Inc.	9,100	698
Curtiss-Wright Corp.	6,600	1,470
Forward Air Corp.	13,300	836
Helios Technologies, Inc.	31,400	1,424
Herc Holdings, Inc.	9,450	1,407
Hexcel Corp.	24,100	1,777
Huntington Ingalls Industries, Inc.	3,950	1,026
KBR, Inc.	36,000	1,995
RB Global, Inc.	28,300	1,893
Schneider National, Inc. Class B	75,800	1,929
Science Applications International Corp.	7,200	895
Stantec, Inc.	13,100	1,051
Timken Co. (The)	16,000	1,282
Valmont Industries, Inc.	6,250	1,460
		19,143

Information Technology—9.1%
Belden, Inc.	20,600	1,591
Kulicke & Soffa Industries, Inc.	18,300	1,001
Littelfuse, Inc.	3,800	1,017
MKS Instruments, Inc.	5,000	514
Power Integrations, Inc.	19,300	1,585
Progress Software Corp.	31,100	1,689
TD SYNNEX Corp.	15,600	1,679
		9,076

	Shares	Value

Materials—9.3%
Ashland, Inc.	26,500	$ 2,234
Avient Corp.	26,900	1,118
Carpenter Technology Corp.	19,450	1,377
Element Solutions, Inc.	66,400	1,537
Hudbay Minerals, Inc.	236,100	1,303
Louisiana-Pacific Corp.	25,500	1,806
		9,375

Real Estate—6.2%
Brixmor Property Group, Inc.	75,600	1,759
Camden Property Trust	13,250	1,316
Colliers International Group, Inc.	12,000	1,518
NNN REIT, Inc.	38,200	1,647
		6,240

Utilities—3.7%
IDACORP, Inc.	18,800	1,848
OGE Energy Corp.	52,500	1,834
		3,682

Total Common Stocks (Identified Cost $84,044)		96,439

Total Long-Term Investments—96.3% (Identified Cost $84,044)		96,439

TOTAL INVESTMENTS—96.3% (Identified Cost $84,044)		$ 96,439
Other assets and liabilities, net—3.7%		3,710
NET ASSETS—100.0%		$100,149

Abbreviation:
REIT	Real Estate Investment Trust

Country Weightings (Unaudited)†
United States	92%
Canada	6
Bermuda	1
Ireland	1
Total	100%
† % of total investments as of December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
29

Ceredex Small-Cap Value Equity Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$96,439	$96,439
Total Investments	$96,439	$96,439
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements
30

SGA International Growth Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Preferred Stock—2.3%
Germany—2.3%
Sartorius AG, 0.450%	4,954	$ 1,822
Total Preferred Stock (Identified Cost $1,721)		1,822

Common Stocks—94.7%
Brazil—4.0%
MercadoLibre, Inc.(1)	989	1,554
XP, Inc. Class A	62,317	1,625
		3,179

Canada—3.5%
Canadian Pacific Kansas City Ltd.	34,759	2,748
China—4.2%
Shandong Weigao Group Medical Polymer Co., Ltd. Class H	1,715,888	1,672
Yum China Holdings, Inc.	37,654	1,602
		3,274

Denmark—4.6%
Novo Nordisk A/S Sponsored ADR	35,085	3,630
France—6.0%
Dassault Systemes SE	39,236	1,916
L’Oreal S.A.	5,731	2,851
		4,767

Germany—2.4%
SAP SE Sponsored ADR(2)	12,305	1,902
Hong Kong—3.4%
AIA Group Ltd.	305,264	2,660
India—8.0%
HDFC Bank Ltd. ADR	54,079	3,629
Infosys Ltd. Sponsored ADR	145,861	2,681
		6,310

Ireland—5.0%
Experian plc	39,887	1,628
ICON plc ADR(1)	8,198	2,321
		3,949

Japan—4.5%
Recruit Holdings Co., Ltd.	55,891	2,364
Sysmex Corp.	21,244	1,184
		3,548

	Shares	Value

Mexico—7.2%
Fomento Economico Mexicano SAB de C.V. Sponsored ADR	25,727	$ 3,354
Wal-Mart de Mexico SAB de C.V.	555,939	2,337
		5,691

Netherlands—8.7%
Adyen N.V.(1)	1,162	1,496
Heineken N.V.	22,884	2,323
Universal Music Group N.V.	108,313	3,086
		6,905

Switzerland—14.0%
Alcon, Inc.	40,911	3,196
Nestle S.A. Registered Shares	23,503	2,725
Sika AG Registered Shares	7,209	2,346
Temenos AG Registered Shares	30,235	2,812
		11,079

Thailand—1.6%
CP ALL PCL Foreign Shares	776,895	1,275
United Kingdom—10.6%
Aon plc Class A	11,772	3,426
Diageo plc	62,309	2,268
Linde plc	6,511	2,674
		8,368

United States—7.0%
Atlassian Corp. Class A(1)	8,296	1,973
STERIS plc	16,152	3,551
		5,524

Total Common Stocks (Identified Cost $61,805)		74,809

Total Long-Term Investments—97.0% (Identified Cost $63,526)		76,631

Short-Term Investment—0.4%
Money Market Mutual Fund—0.4%
State Street Institutional U.S. Government Money Market Fund - Institutional Shares (seven-day effective yield 5.236%)(3)	331,177	331
Total Short-Term Investment (Identified Cost $331)		331

	Shares	Value

Securities Lending Collateral—0.7%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(3)(4)	540,067	$ 540
Total Securities Lending Collateral—0.7% (Identified Cost $540)		540

TOTAL INVESTMENTS—98.1% (Identified Cost $64,397)		$77,502
Other assets and liabilities, net—1.9%		1,498
NET ASSETS—100.0%		$79,000

Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.

Country Weightings (Unaudited)†
Switzerland	14%
United Kingdom	11
Netherlands	9
United States	8
India	8
Mexico	7
France	6
Other	37
Total	100%
† % of total investments as of December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
31

SGA International Growth Fund
SCHEDULE OF INVESTMENTS (Continued)
December 31, 2023
($ reported in thousands)
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Preferred Stock	$ 1,822	$ 1,822
Common Stocks	74,809	74,809
Money Market Mutual Fund	331	331
Securities Lending Collateral	540	540
Total Investments	$77,502	$77,502
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements
32

Silvant Large-Cap Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—99.5%
Communication Services—11.9%
Alphabet, Inc. Class A(1)	37,512	$ 5,240
Alphabet, Inc. Class C(1)	32,555	4,588
Meta Platforms, Inc. Class A(1)	17,404	6,160
Snap, Inc. Class A(1)	8,377	142
Trade Desk, Inc. (The) Class A(1)	6,897	496
		16,626

Consumer Discretionary—15.5%
Amazon.com, Inc.(1)	60,478	9,189
Booking Holdings, Inc.(1)	537	1,905
Chipotle Mexican Grill, Inc. Class A(1)	634	1,450
DraftKings, Inc. Class A(1)	27,497	969
Las Vegas Sands Corp.	14,478	713
Lululemon Athletica, Inc.(1)	1,854	948
MercadoLibre, Inc.(1)	261	410
O’Reilly Automotive, Inc.(1)	1,678	1,594
Royal Caribbean Cruises Ltd.(1)	12,064	1,562
Tesla, Inc.(1)	3,556	884
TJX Cos., Inc. (The)	20,849	1,956
		21,580

Consumer Staples—2.9%
Celsius Holdings, Inc.(1)	7,639	416
Colgate-Palmolive Co.	6,619	528
Costco Wholesale Corp.	4,568	3,015
		3,959

Financials—7.7%
American Express Co.	7,403	1,387
Mastercard, Inc. Class A	7,432	3,170
S&P Global, Inc.	4,377	1,928
Visa, Inc. Class A	13,581	3,536
Wells Fargo & Co.	14,869	732
		10,753

Health Care—11.2%
Bristol-Myers Squibb Co.	16,030	823
Dexcom, Inc.(1)	11,973	1,486
Edwards Lifesciences Corp.(1)	6,363	485
	Shares	Value

Health Care—continued
Eli Lilly & Co.	9,921	$ 5,783
Exact Sciences Corp.(1)	8,153	603
Insulet Corp.(1)	1,816	394
Intuitive Surgical, Inc.(1)	4,441	1,498
Mettler-Toledo International, Inc.(1)	226	274
Natera, Inc.(1)	7,583	475
Thermo Fisher Scientific, Inc.	1,569	833
UnitedHealth Group, Inc.	5,509	2,900
		15,554

Industrials—5.6%
Boeing Co. (The)(1)	8,833	2,302
Deere & Co.	2,267	907
Emerson Electric Co.	7,226	703
Fair Isaac Corp.(1)	780	908
General Electric Co.	6,198	791
Honeywell International, Inc.	2,105	441
Rockwell Automation, Inc.	2,357	732
Union Pacific Corp.	4,261	1,047
		7,831

Information Technology—43.8%
Adobe, Inc. (1)	3,913	2,335
Apple, Inc.	91,703	17,656
Applied Materials, Inc.	15,780	2,557
ARM Holdings plc ADR(1)(2)	2,393	180
ASML Holding N.V. Registered Shares	693	525
Autodesk, Inc.(1)	6,354	1,547
DocuSign, Inc. Class A(1)	2,408	143
HubSpot, Inc.(1)	1,282	744
Lattice Semiconductor Corp.(1)	5,161	356
Microsoft Corp.	49,224	18,510
NVIDIA Corp.	19,708	9,760
QUALCOMM, Inc.	14,024	2,028
Roper Technologies, Inc.	1,307	713
Salesforce, Inc.(1)	7,016	1,846
SentinelOne, Inc. Class A(1)	15,317	420
Workday, Inc. Class A(1)	6,253	1,726
		61,046

	Shares	Value

Materials—0.9%
Air Products & Chemicals, Inc.	2,010	$ 551
Vulcan Materials Co.	3,049	692
		1,243

Total Common Stocks (Identified Cost $48,098)		138,592

Total Long-Term Investments—99.5% (Identified Cost $48,098)		138,592

Securities Lending Collateral—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 5.250%)(3)(4)	185,841	186
Total Securities Lending Collateral (Identified Cost $186)		186

TOTAL INVESTMENTS—99.6% (Identified Cost $48,284)		$138,778
Other assets and liabilities, net—0.4%		586
NET ASSETS—100.0%		$139,364

Abbreviations:
ADR	American Depositary Receipt
S&P	Standard & Poor’s

Footnote Legend:
(1)	Non-income producing.
(2)	All or a portion of security is on loan.
(3)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
(4)	Represents security purchased with cash collateral received for securities on loan.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$138,592	$138,592
Securities Lending Collateral	186	186
Total Investments	$138,778	$138,778
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
For information regarding the abbreviations, see the Key Investment Terms starting on page 4.
See Notes to Financial Statements
33

Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS
December 31, 2023
($ reported in thousands)
	Shares	Value
Common Stocks—98.1%
Communication Services—10.3%
Meta Platforms, Inc. Class A(1)	41,600	$ 14,725
Netflix, Inc.(1)	29,000	14,120
Trade Desk, Inc. (The) Class A(1)	365,000	26,265
		55,110

Consumer Discretionary—27.9%
Airbnb, Inc. Class A(1)	100,000	13,614
Amazon.com, Inc.(1)	203,100	30,859
Global-e Online Ltd.(1)	239,900	9,507
MercadoLibre, Inc.(1)	24,000	37,717
On Holding AG Class A(1)	215,000	5,799
Tesla, Inc.(1)	165,975	41,241
Wingstop, Inc.	41,000	10,520
		149,257

Consumer Staples—2.2%
elf Beauty, Inc.(1)	81,000	11,691
Financials—1.0%
Dlocal Ltd. Class A(1)	148,000	2,618
Toast, Inc. Class A(1)	166,000	3,031
		5,649

Health Care—7.8%
Evolent Health, Inc. Class A(1)	64,100	2,117
Exact Sciences Corp.(1)	239,000	17,681
Natera, Inc.(1)	93,000	5,826
Repligen Corp.(1)	30,000	5,394
Veeva Systems, Inc. Class A(1)	56,000	10,781
		41,799

Industrials—9.5%
Axon Enterprise, Inc.(1)	83,550	21,584
Paylocity Holding Corp.(1)	33,000	5,440
	Shares	Value

Industrials—continued
Uber Technologies, Inc.(1)	390,000	$ 24,012
		51,036

Information Technology—37.0%
Advanced Micro Devices, Inc.(1)	131,000	19,311
ASML Holding N.V. Registered Shares	11,000	8,326
BILL Holdings, Inc.(1)	136,500	11,137
Cadence Design Systems, Inc.(1)	33,000	8,988
Crowdstrike Holdings, Inc. Class A(1)	42,900	10,953
DoubleVerify Holdings, Inc.(1)	355,500	13,075
First Solar, Inc.(1)	47,000	8,097
HubSpot, Inc.(1)	4,500	2,612
NVIDIA Corp.	67,450	33,403
Palo Alto Networks, Inc.(1)	38,100	11,235
ServiceNow, Inc.(1)	22,600	15,967
Shopify, Inc. Class A(1)	403,500	31,433
Snowflake, Inc. Class A(1)	100,000	19,900
Sprout Social, Inc. Class A(1)	65,000	3,994
		198,431

Real Estate—2.4%
Zillow Group, Inc. Class C(1)	220,000	12,729
Total Common Stocks (Identified Cost $309,894)		525,702

Total Long-Term Investments—98.1% (Identified Cost $309,894)		525,702

TOTAL INVESTMENTS—98.1% (Identified Cost $309,894)		$525,702
Other assets and liabilities, net—1.9%		9,963
NET ASSETS—100.0%		$535,665
Footnote Legend:
(1)	Non-income producing.

Country Weightings (Unaudited)†
United States	82%
Uruguay	8
Canada	6
Israel	2
Netherlands	1
Switzerland	1
Total	100%
† % of total investments as of December 31, 2023.
The following table summarizes the value of the Fund’s investments as of December 31, 2023, based on the inputs used to value them (See Security Valuation Note 2A in the Notes to Financial Statements):
	Total Value at December 31, 2023	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$525,702	$525,702
Total Investments	$525,702	$525,702
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2023.
There were no transfers into or out of Level 3 related to securities held at December 31, 2023.
See Notes to Financial Statements
34

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2023
(Reported in thousands except shares and per share amounts)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
Assets
Investment in securities at value(1)	$ 707,512	$ 2,129,893	$ 96,439
Cash	21,120	68,096	3,774
Receivables
Fund shares sold	528	1,124	44
Dividends	1,381	4,096	89
Tax reclaims	—	10	15
Securities lending income	— (a)	—	—
Prepaid expenses	21	33	35
Other assets	85	256	12
Total assets	730,647	2,203,508	100,408
Liabilities
Payables
Fund shares repurchased	831	6,430	66
Dividend distributions	— (a)	—	—
Investment advisory fees	255	1,251	86
Distribution and service fees	23	44	6
Administration and accounting fees	64	188	9
Transfer agent and sub-transfer agent fees and expenses	274	647	38
Professional fees	25	30	29
Trustee deferred compensation plan	85	256	12
Interest expense and/or commitment fees	11	4	— (a)
Other accrued expenses	28	104	13
Total liabilities	1,596	8,954	259
Net Assets	$ 729,051	$ 2,194,554	$ 100,149
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 639,466	$ 2,094,916	$ 87,605
Accumulated earnings (loss)	89,585	99,638	12,544
Net Assets	$ 729,051	$ 2,194,554	$ 100,149
Net Assets:
Class A	$ 104,316	$ 175,541	$ 29,003
Class C	$ 1,581	$ 8,833	$ 548
Class I	$ 380,748	$ 1,441,449	$ 35,343
Class R6	$ 242,406	$ 568,731	$ 35,255
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	9,705,734	15,234,576	4,127,042
Class C	154,617	798,851	101,251
Class I	34,492,279	122,207,693	4,498,176
Class R6	21,698,266	47,970,432	4,588,937
Net Asset Value and Redemption Price Per Share:*
Class A	$ 10.75	$ 11.52	$ 7.03
Class C	$ 10.23	$ 11.06	$ 5.41
Class I	$ 11.04	$ 11.80	$ 7.86
Class R6	$ 11.17	$ 11.86	$ 7.68
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 11.38	$ 12.19	$ 7.44
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 614,837	$ 1,916,228	$ 84,044

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
35

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Assets
Investment in securities at value(1)(2)	$ 77,502	$ 138,778	$ 525,702
Cash	1,907	822	650
Receivables
Investment securities sold	—	1,046	3,786
Fund shares sold	219	467	8,292
Dividends	4	76	— (a)
Tax reclaims	92	—	—
Securities lending income	— (a)	— (a)	—
Prepaid expenses	9	13	21
Other assets	9	16	61
Total assets	79,742	141,218	538,512
Liabilities
Payables
Fund shares repurchased	104	24	452
Investment securities purchased	—	1,466	1,800
Collateral on securities loaned	540	186	—
Investment advisory fees	27	67	282
Distribution and service fees	2	23	27
Administration and accounting fees	7	13	46
Transfer agent and sub-transfer agent fees and expenses	24	29	132
Professional fees	25	25	25
Trustee deferred compensation plan	9	16	61
Interest expense and/or commitment fees	— (a)	— (a)	1
Other accrued expenses	4	5	21
Total liabilities	742	1,854	2,847
Net Assets	$ 79,000	$ 139,364	$ 535,665
Net Assets Consist of:
Capital paid in on shares of beneficial interest	$ 66,957	$ 47,926	$ 471,963
Accumulated earnings (loss)	12,043	91,438	63,702
Net Assets	$ 79,000	$ 139,364	$ 535,665
Net Assets:
Class A	$ 7,708	$ 110,076	$ 127,623
Class I	$ 64,471	$ 28,986	$ 386,061
Class R6	$ 6,821	$ 302	$ 21,981
Shares Outstanding (unlimited number of shares authorized, no par value):
Class A	819,305	16,411,683	3,225,212
Class I	6,596,105	2,474,393	9,037,286
Class R6	692,290	25,361	512,877
Net Asset Value and Redemption Price Per Share:*
Class A	$ 9.41	$ 6.71	$ 39.57
Class I	$ 9.77	$ 11.71	$ 42.72
Class R6	$ 9.85	$ 11.91	$ 42.86
See Notes to Financial Statements
36

VIRTUS ASSET TRUST
STATEMENTS OF ASSETS AND LIABILITIES (Continued)
December 31, 2023
(Reported in thousands except shares and per share amounts)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Maximum Offering Price Per Share (NAV/(1-Maximum Sales Charge)):
Class A	$ 9.96	$ 7.10	$ 41.87
Maximum Sales Charge - Class A	5.50%	5.50%	5.50%
(1) Investment in securities at cost	$ 64,397	$ 48,284	$ 309,894
(2) Market value of securities on loan	$ 530	$ 176	$ —

(a)	Amount is less than $500 (not in thousands).
*	Net Asset Value and Redemption Price Per Share are calculated using unrounded net assets.
See Notes to Financial Statements
37

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS
YEAR ENDED December 31, 2023
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund	Ceredex Mid-Cap Value Equity Fund	Ceredex Small-Cap Value Equity Fund
Investment Income
Dividends	$ 18,173	$ 42,861	$ 4,552
Securities lending, net of fees	79	563	—
Foreign taxes withheld	—	—	(76)
Total investment income	18,252	43,424	4,476
Expenses
Investment advisory fees	5,284	16,326	1,660
Distribution and service fees, Class A	260	461	73
Distribution and service fees, Class C	19	105	6
Administration and accounting fees	790	2,384	206
Transfer agent fees and expenses	339	1,005	86
Sub-transfer agent fees and expenses, Class A	146	314	42
Sub-transfer agent fees and expenses, Class C	2	4	— (1)
Sub-transfer agent fees and expenses, Class I	1,053	2,246	192
Custodian fees	2	4	1
Printing fees and expenses	40	167	19
Professional fees	49	91	19
Interest expense and/or commitment fees	19	16	4
Registration fees	122	86	40
Trustees’ fees and expenses	62	200	18
Miscellaneous expenses	4	41	17
Total expenses	8,191	23,450	2,383
Less net expenses reimbursed and/or waived by investment adviser(2)	(1,073)	(560)	(175)
Less low balance account fees	— (1)	— (1)	—
Net expenses	7,118	22,890	2,208
Net investment income (loss)	11,134	20,534	2,268
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	11,778	19,408	20,668
Foreign currency transactions	—	—	— (1)
Redemption In kind	—	—	9,800
Net change in unrealized appreciation (depreciation) on:
Investments	80,276	185,238	(13,764)
Foreign currency transactions	—	1	— (1)
Net realized and unrealized gain (loss) on investments	92,054	204,647	16,704
Net increase (decrease) in net assets resulting from operations	$103,188	$225,181	$ 18,972

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
38

VIRTUS ASSET TRUST
STATEMENTS OF OPERATIONS (Continued)
YEAR ENDED December 31, 2023
($ reported in thousands)
	SGA International Growth Fund	Silvant Large-Cap Growth Stock Fund	Zevenbergen Innovative Growth Stock Fund
Investment Income
Dividends	$ 881	$ 845	$ 337
Securities lending, net of fees	2	1	—
Foreign taxes withheld	(68)	(1)	(10)
Total investment income	815	845	327
Expenses
Investment advisory fees	483	835	3,658
Distribution and service fees, Class A	19	242	291
Administration and accounting fees	66	129	474
Transfer agent fees and expenses	27	58	202
Sub-transfer agent fees and expenses, Class A	9	68	155
Sub-transfer agent fees and expenses, Class I	64	32	361
Custodian fees	1	— (1)	— (1)
Printing fees and expenses	8	11	49
Professional fees	24	40	5
Interest expense and/or commitment fees	— (1)	3	5
Registration fees	43	30	57
Trustees’ fees and expenses	4	9	34
Miscellaneous expenses	14	13	25
Total expenses	762	1,470	5,316
Less net expenses reimbursed and/or waived by investment adviser(2)	(141)	(47)	(488)
Less low balance account fees	—	— (1)	— (1)
Net expenses	621	1,423	4,828
Net investment income (loss)	194	(578)	(4,501)
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain (loss) from:
Investments	(531)	5,178	(2,649)
Foreign currency transactions	3	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	8,960	40,560	216,476
Foreign currency transactions	6	—	—
Net realized and unrealized gain (loss) on investments	8,438	45,738	213,827
Net increase (decrease) in net assets resulting from operations	$8,632	$45,160	$209,326

(1)	Amount is less than $500 (not in thousands).
(2)	See Note 3D in Notes to Financial Statements.
See Notes to Financial Statements
39

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS
($ reported in thousands)
	Ceredex Large-Cap Value Equity Fund		Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 11,134	$ 8,565	$ 20,534	$ 21,912
Net realized gain (loss)	11,778	44,688	19,408	(134,426)
Net increase from payment by affiliate	—	1	—	—
Net change in unrealized appreciation (depreciation)	80,276	(218,055)	185,239	(399,599)
Increase (decrease) in net assets resulting from operations	103,188	(164,801)	225,181	(512,113)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(2,518)	(15,377)	(1,594)	(14,235)
Class C	(31)	(248)	(30)	(1,078)
Class I	(10,433)	(37,487)	(16,620)	(114,953)
Class R6	(6,703)	(30,221)	(7,756)	(53,070)
Total dividends and distributions to shareholders	(19,685)	(83,333)	(26,000)	(183,336)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(46,730)	(14,369)	(48,373)	(18,022)
Class C	(874)	(172)	(5,781)	(8,179)
Class I	8,513	(187,303)	(296,355)	(329,744)
Class R6	(52,073)	(50,967)	(211,324)	(81,199)
Increase (decrease) in net assets from capital transactions	(91,164)	(252,811)	(561,833)	(437,144)
Net increase (decrease) in net assets	(7,661)	(500,945)	(362,652)	(1,132,593)
Net Assets
Beginning of period	736,712	1,237,657	2,557,206	3,689,799
End of Period	$ 729,051	$ 736,712	$ 2,194,554	$ 2,557,206
See Notes to Financial Statements
40

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Ceredex Small-Cap Value Equity Fund		SGA International Growth Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ 2,268	$ 2,668	$ 194	$ —(1)
Net realized gain (loss)	30,468	41,219	(528)	(315)
Net change in unrealized appreciation (depreciation)	(13,764)	(90,633)	8,966	(8,533)
Increase (decrease) in net assets resulting from operations	18,972	(46,746)	8,632	(8,848)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(4,113)	(6,327)	(10)	(288)
Class C	(103)	(172)	—	—
Class I	(5,747)	(30,663)	(184)	(1,582)
Class R6	(4,837)	(12,393)	(26)	(88)
Total dividends and distributions to shareholders	(14,800)	(49,555)	(220)	(1,958)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(408)	(11,004)	(1,018)	1,954
Class C	(71)	(59)	—	—
Class I	(127,485)	(67,325)	29,731	(2,533)
Class R6	(27,023)	(40,203)	3,519	1,061
Increase (decrease) in net assets from capital transactions	(154,987)	(118,591)	32,232	482
Net increase (decrease) in net assets	(150,815)	(214,892)	40,644	(10,324)
Net Assets
Beginning of period	250,964	465,856	38,356	48,680
End of Period	$ 100,149	$ 250,964	$ 79,000	$ 38,356

(1)	Amount is less than $500 (not in thousands).
See Notes to Financial Statements
41

VIRTUS ASSET TRUST
STATEMENTS OF CHANGES IN NET ASSETS (Continued)
($ reported in thousands)
	Silvant Large-Cap Growth Stock Fund		Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2023	Year Ended December 31, 2022	Year Ended December 31, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets Resulting from Operations
Net investment income (loss)	$ (578)	$ (672)	$ (4,501)	$ (5,614)
Net realized gain (loss)	5,178	3,858	(2,649)	(140,274)
Net change in unrealized appreciation (depreciation)	40,560	(43,005)	216,476	(379,327)
Increase (decrease) in net assets resulting from operations	45,160	(39,819)	209,326	(525,215)
Dividends and Distributions to Shareholders
Net Investment Income and Net Realized Gains:
Class A	(3,851)	(5,948)	—	(4,445)
Class I	(598)	(385)	—	(10,257)
Class R6	(6)	(31)	—	(392)
Total dividends and distributions to shareholders	(4,455)	(6,364)	—	(15,094)
Change in Net Assets from Capital Transactions (See Note 5):
Class A	(3,574)	(1,864)	(14,642)	(39,798)
Class I	13,665	(1,116)	15,918	(211,843)
Class R6	132	(1,522)	7,077	2,965
Increase (decrease) in net assets from capital transactions	10,223	(4,502)	8,353	(248,676)
Net increase (decrease) in net assets	50,928	(50,685)	217,679	(788,985)
Net Assets
Beginning of period	88,436	139,121	317,986	1,106,971
End of Period	$ 139,364	$ 88,436	$ 535,665	$ 317,986
See Notes to Financial Statements
42

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Ceredex Large-Cap Value Equity Fund
Class A
1/1/23 to 12/31/23	$ 9.62	0.11	1.28	1.39	(0.15)	(0.11)	(0.26)	—	1.13	$10.75	14.57%	$ 104,316	1.24%	1.27%	1.12%	132%
1/1/22 to 12/31/22	12.54	0.07	(1.90)	(1.83)	(0.11)	(0.98)	(1.09)	— (6)	(2.92)	9.62	(14.34)	138,781	1.26 (7)	1.28	0.64	146
1/1/21 to 12/31/21	13.29	0.08	3.15	3.23	(0.10)	(3.88)	(3.98)	—	(0.75)	12.54	25.24	195,762	1.24 (8)(9)	1.24	0.55	159
1/1/20 to 12/31/20	13.70	0.13	0.21	0.34	(0.14)	(0.61)	(0.75)	—	(0.41)	13.29	3.47	185,257	1.24	1.27	1.07	193
1/1/19 to 12/31/19	11.21	0.13	3.30	3.43	(0.17)	(0.77)	(0.94)	—	2.49	13.70	30.56	206,528	1.24	1.29	1.04	118
Class C
1/1/23 to 12/31/23	$ 9.14	0.06	1.20	1.26	(0.06)	(0.11)	(0.17)	—	1.09	$10.23	13.95%	$ 1,581	1.72%	2.02%	0.61%	132%
1/1/22 to 12/31/22	11.95	0.02	(1.80)	(1.78)	(0.05)	(0.98)	(1.03)	— (6)	(2.81)	9.14	(14.64)	2,277	1.73 (7)	1.96	0.16	146
1/1/21 to 12/31/21	12.82	0.01	3.02	3.03	(0.02)	(3.88)	(3.90)	—	(0.87)	11.95	24.57	3,294	1.72	1.92	0.06	159
1/1/20 to 12/31/20	13.26	0.07	0.19	0.26	(0.09)	(0.61)	(0.70)	—	(0.44)	12.82	2.98	4,486	1.72	1.94	0.61	193
1/1/19 to 12/31/19	10.86	0.06	3.20	3.26	(0.09)	(0.77)	(0.86)	—	2.40	13.26	30.00	5,531	1.72	1.94	0.51	118
Class I
1/1/23 to 12/31/23	$ 9.86	0.14	1.31	1.45	(0.16)	(0.11)	(0.27)	—	1.18	$11.04	14.87%	$ 380,748	0.97%	1.12%	1.42%	132%
1/1/22 to 12/31/22	12.79	0.10	(1.93)	(1.83)	(0.12)	(0.98)	(1.10)	— (6)	(2.93)	9.86	(14.07)	327,199	0.98 (7)	1.08	0.88	146
1/1/21 to 12/31/21	13.50	0.12	3.20	3.32	(0.15)	(3.88)	(4.03)	—	(0.71)	12.79	25.48	632,220	0.97	1.00	0.82	159
1/1/20 to 12/31/20	13.88	0.16	0.22	0.38	(0.15)	(0.61)	(0.76)	—	(0.38)	13.50	3.76	594,834	0.97	1.03	1.33	193
1/1/19 to 12/31/19	11.34	0.17	3.34	3.51	(0.20)	(0.77)	(0.97)	—	2.54	13.88	30.94	668,846	0.97	1.04	1.30	118
Class R6
1/1/23 to 12/31/23	$ 9.99	0.17	1.32	1.49	(0.20)	(0.11)	(0.31)	—	1.18	$11.17	15.09%	$ 242,406	0.72%	0.87%	1.65%	132%
1/1/22 to 12/31/22	12.96	0.13	(1.96)	(1.83)	(0.16)	(0.98)	(1.14)	— (6)	(2.97)	9.99	(13.85)	268,455	0.73 (7)	0.87	1.14	146
1/1/21 to 12/31/21	13.61	0.16	3.23	3.39	(0.16)	(3.88)	(4.04)	—	(0.65)	12.96	25.85	406,381	0.72	0.83	1.05	159
1/1/20 to 12/31/20	13.96	0.19	0.23	0.42	(0.16)	(0.61)	(0.77)	—	(0.35)	13.61	4.03	511,344	0.72	0.86	1.57	193
1/1/19 to 12/31/19	11.39	0.21	3.36	3.57	(0.23)	(0.77)	(1.00)	—	2.57	13.96	31.33	404,305	0.72	0.85	1.55	118

Ceredex Mid-Cap Value Equity Fund
Class A
1/1/23 to 12/31/23	$10.51	0.06	1.06	1.12	(0.11)	—	(0.11)	—	1.01	$11.52	10.63%	$ 175,541	1.29% (9)	1.29%	0.56%	140%
1/1/22 to 12/31/22	13.14	0.05	(1.98)	(1.93)	(0.07)	(0.63)	(0.70)	—	(2.63)	10.51	(14.22)	208,364	1.29 (7)(9)	1.29	0.45	166
1/1/21 to 12/31/21	12.15	0.01	3.42	3.43	—	(2.44)	(2.44)	—	0.99	13.14	28.73	280,185	1.28 (9)	1.28	0.05	157
1/1/20 to 12/31/20	12.69	0.07	(0.31)	(0.24)	(0.09)	(0.21)	(0.30)	—	(0.54)	12.15	(1.52)	282,186	1.31 (9)	1.31	0.66	179
1/1/19 to 12/31/19	10.11	0.09	3.21	3.30	(0.10)	(0.62)	(0.72)	—	2.58	12.69	32.63	362,322	1.34 (8)(9)	1.30	0.73	121
Class C
1/1/23 to 12/31/23	$10.08	0.01	1.01	1.02	(0.04)	—	(0.04)	—	0.98	$11.06	10.10%	$ 8,833	1.76%	1.91%	0.07%	140%
1/1/22 to 12/31/22	12.63	(0.01)	(1.89)	(1.90)	(0.02)	(0.63)	(0.65)	—	(2.55)	10.08	(14.62)	13,743	1.80 (7)	2.01	(0.12)	166
1/1/21 to 12/31/21	11.82	(0.06)	3.31	3.25	—	(2.44)	(2.44)	—	0.81	12.63	28.01	26,690	1.79	1.97	(0.46)	157
1/1/20 to 12/31/20	12.36	0.02	(0.30)	(0.28)	(0.05)	(0.21)	(0.26)	—	(0.54)	11.82	(1.88)	31,476	1.79	1.98	0.20	179
1/1/19 to 12/31/19	9.84	0.03	3.13	3.16	(0.02)	(0.62)	(0.64)	—	2.52	12.36	32.08	45,867	1.79	1.95	0.26	121
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
43

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Ceredex Mid-Cap Value Equity Fund (Continued)
Class I
1/1/23 to 12/31/23	$10.76	0.09	1.09	1.18	(0.14)	—	(0.14)	—	1.04	$11.80	10.97%	$1,441,449	1.02% (9)	1.02%	0.85%	140%
1/1/22 to 12/31/22	13.41	0.08	(2.01)	(1.93)	(0.09)	(0.63)	(0.72)	—	(2.65)	10.76	(13.92)	1,608,611	1.02 (7)(9)	1.02	0.70	166
1/1/21 to 12/31/21	12.37	0.05	3.48	3.53	(0.05)	(2.44)	(2.49)	—	1.04	13.41	28.99	2,383,753	1.00 (9)	1.00	0.34	157
1/1/20 to 12/31/20	12.89	0.10	(0.31)	(0.21)	(0.10)	(0.21)	(0.31)	—	(0.52)	12.37	(1.20)	2,135,663	1.04 (9)	1.04	0.92	179
1/1/19 to 12/31/19	10.25	0.13	3.26	3.39	(0.13)	(0.62)	(0.75)	—	2.64	12.89	33.08	2,469,800	1.04 (9)	1.04	1.04	121
Class R6
1/1/23 to 12/31/23	$10.81	0.12	1.09	1.21	(0.16)	—	(0.16)	—	1.05	$11.86	11.21%	$ 568,731	0.79%	0.87%	1.06%	140%
1/1/22 to 12/31/22	13.48	0.11	(2.03)	(1.92)	(0.12)	(0.63)	(0.75)	—	(2.67)	10.81	(13.76)	726,488	0.80 (7)	0.88	0.94	166
1/1/21 to 12/31/21	12.42	0.08	3.50	3.58	(0.08)	(2.44)	(2.52)	—	1.06	13.48	29.34	999,171	0.79	0.85	0.54	157
1/1/20 to 12/31/20	12.92	0.13	(0.31)	(0.18)	(0.11)	(0.21)	(0.32)	—	(0.50)	12.42	(0.97)	773,153	0.79	0.88	1.16	179
1/1/19 to 12/31/19	10.27	0.16	3.26	3.42	(0.15)	(0.62)	(0.77)	—	2.65	12.92	33.31	820,153	0.79	0.87	1.28	121

Ceredex Small-Cap Value Equity Fund
Class A
1/1/23 to 12/31/23	$ 7.15	0.07	0.92	0.99	(0.27)	(0.84)	(1.11)	—	(0.12)	$ 7.03	14.30%	$ 29,003	1.45%	1.46%	0.91%	94%
1/1/22 to 12/31/22	9.88	0.05	(1.11)	(1.06)	(0.06)	(1.61)	(1.67)	—	(2.73)	7.15	(10.31)	29,680	1.47 (7)	1.50	0.52	73
1/1/21 to 12/31/21	9.31	0.04	2.41	2.45	(0.09)	(1.79)	(1.88)	—	0.57	9.88	26.91	53,388	1.45 (10)	1.46	0.39	69
1/1/20 to 12/31/20	9.38	0.02	0.02	0.04	(0.03)	(0.08)	(0.11)	—	(0.07)	9.31	0.62	54,984	1.48 (9)	1.48	0.29	69
1/1/19 to 12/31/19	8.45	0.09	1.37	1.46	(0.14)	(0.39)	(0.53)	—	0.93	9.38	17.21	70,847	1.47 (9)	1.47	0.99	42
Class C
1/1/23 to 12/31/23	$ 5.75	0.03	0.74	0.77	(0.27)	(0.84)	(1.11)	—	(0.34)	$ 5.41	13.95%	$ 548	1.80%	2.15%	0.53%	94%
1/1/22 to 12/31/22	8.38	0.01	(0.94)	(0.93)	(0.09)	(1.61)	(1.70)	—	(2.63)	5.75	(10.67)	646	1.83 (7)	2.28	0.19	73
1/1/21 to 12/31/21	8.11	0.01	2.08	2.09	(0.03)	(1.79)	(1.82)	—	0.27	8.38	26.42	987	1.84 (10)	2.20	0.06	69
1/1/20 to 12/31/20	8.19	(0.01)	0.01	—	—	(0.08)	(0.08)	—	(0.08)	8.11	0.23	2,410	1.90 (10)	2.19	(0.19)	69
1/1/19 to 12/31/19	7.41	0.05	1.19	1.24	(0.07)	(0.39)	(0.46)	—	0.78	8.19	16.66	5,457	1.90	2.14	0.61	42
Class I
1/1/23 to 12/31/23	$ 7.66	0.09	1.00	1.09	(0.05)	(0.84)	(0.89)	—	0.20	$ 7.86	14.70%	$ 35,343	1.14%	1.22%	1.11%	94%
1/1/22 to 12/31/22	10.48	0.08	(1.18)	(1.10)	(0.11)	(1.61)	(1.72)	—	(2.82)	7.66	(10.09)	159,199	1.17 (7)	1.25	0.83	73
1/1/21 to 12/31/21	9.77	0.08	2.53	2.61	(0.11)	(1.79)	(1.90)	—	0.71	10.48	27.20	282,308	1.18 (10)	1.20	0.68	69
1/1/20 to 12/31/20	9.83	0.04	0.03	0.07	(0.05)	(0.08)	(0.13)	—	(0.06)	9.77	0.91	332,391	1.21 (10)	1.21	0.55	69
1/1/19 to 12/31/19	8.83	0.13	1.42	1.55	(0.16)	(0.39)	(0.55)	—	1.00	9.83	17.58	460,284	1.20 (9)	1.20	1.26	42
Class R6
1/1/23 to 12/31/23	$ 7.69	0.12	1.00	1.12	(0.29)	(0.84)	(1.13)	—	(0.01)	$ 7.68	14.97%	$ 35,255	0.87%	1.06%	1.47%	94%
1/1/22 to 12/31/22	10.48	0.10	(1.17)	(1.07)	(0.11)	(1.61)	(1.72)	—	(2.79)	7.69	(9.79)	61,439	0.89 (7)	1.06	1.06	73
1/1/21 to 12/31/21	9.79	0.11	2.54	2.65	(0.17)	(1.79)	(1.96)	—	0.69	10.48	27.61	129,173	0.88	1.03	0.94	69
1/1/20 to 12/31/20	9.84	0.10	— (6)	0.10	(0.07)	(0.08)	(0.15)	—	(0.05)	9.79	1.19	89,961	0.88	1.05	1.19	69
2/26/19 (11) to 12/31/19	10.04	0.15	0.22	0.37	(0.18)	(0.39)	(0.57)	—	(0.20)	9.84	3.69	16,798	0.88	1.04	1.83	42 (12)
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
44

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

SGA International Growth Fund
Class A
1/1/23 to 12/31/23	$ 8.05	0.01	1.36	1.37	—	(0.01)	(0.01)	—	1.36	$ 9.41	17.05%	$ 7,708	1.32%	1.57%	0.09%	10%
1/1/22 to 12/31/22	10.45	(0.02)	(1.94)	(1.96)	—	(0.44)	(0.44)	—	(2.40)	8.05	(18.42)	7,530	1.33 (7)	1.62	(0.20)	36
1/1/21 to 12/31/21	10.42	(0.04)	0.90	0.86	—	(0.83)	(0.83)	—	0.03	10.45	8.36	7,129	1.32	1.55	(0.39)	44
1/1/20 to 12/31/20	10.50	(0.03)	2.02	1.99	—	(2.07)	(2.07)	—	(0.08)	10.42	22.86	6,917	1.41 (7)(10)	1.60	(0.36)	53
1/1/19 to 12/31/19	10.95	(0.02)	2.92	2.90	—	(3.35)	(3.35)	—	(0.45)	10.50	28.28	6,376	1.46 (7)(10)(13)	1.52	(0.20)	147 (14)
Class I
1/1/23 to 12/31/23	$ 8.36	0.03	1.41	1.44	(0.02)	(0.01)	(0.03)	—	1.41	$ 9.77	17.25%	$ 64,471	1.07%	1.32%	0.37%	10%
1/1/22 to 12/31/22	10.80	— (6)	(2.00)	(2.00)	—	(0.44)	(0.44)	—	(2.44)	8.36	(18.19)	28,164	1.08 (7)	1.37	0.03	36
1/1/21 to 12/31/21	10.72	(0.02)	0.93	0.91	—	(0.83)	(0.83)	—	0.08	10.80	8.59	39,493	1.07	1.29	(0.14)	44
1/1/20 to 12/31/20	10.71	(0.01)	2.09	2.08	—	(2.07)	(2.07)	—	0.01	10.72	23.28	40,249	1.16 (7)(10)	1.35	(0.13)	53
1/1/19 to 12/31/19	11.13	— (6)	2.97	2.97	(0.04)	(3.35)	(3.39)	—	(0.42)	10.71	28.49	35,641	1.25 (7)(10)(13)	1.30	0.01	147 (14)
Class R6
1/1/23 to 12/31/23	$ 8.42	0.04	1.43	1.47	(0.03)	(0.01)	(0.04)	—	1.43	$ 9.85	17.53%	$ 6,821	0.95%	1.18%	0.45%	10%
1/1/22 to 12/31/22	10.87	0.01	(2.02)	(2.01)	—	(0.44)	(0.44)	—	(2.45)	8.42	(18.17)	2,662	0.97 (7)	1.26	0.16	36
1/1/21 to 12/31/21	10.77	— (6)	0.93	0.93	—	(0.83)	(0.83)	—	0.10	10.87	8.74	2,058	0.95	1.19	(0.03)	44
1/1/20 to 12/31/20	10.74	— (6)	2.10	2.10	—	(2.07)	(2.07)	—	0.03	10.77	23.41	831	1.07 (7)(10)	1.25	0.05	53
1/1/19 to 12/31/19	11.15	— (6)	2.99	2.99	(0.05)	(3.35)	(3.40)	—	(0.41)	10.74	28.59	48	1.16 (7)(10)(13)	1.25	(0.02)	147 (14)

Silvant Large-Cap Growth Stock Fund
Class A
1/1/23 to 12/31/23	$ 4.67	(0.03)	2.31	2.28	—	(0.24)	(0.24)	—	2.04	$ 6.71	48.98%	$ 110,076	1.24% (7)	1.27%	(0.53) %	17%
1/1/22 to 12/31/22	7.12	(0.04)	(2.05)	(2.09)	—	(0.36)	(0.36)	—	(2.45)	4.67	(29.42)	79,935	1.24 (7)	1.27	(0.66)	3
1/1/21 to 12/31/21	6.50	(0.05)	1.55	1.50	—	(0.88)	(0.88)	—	0.62	7.12	23.74	123,191	1.23	1.24	(0.75)	5
1/1/20 to 12/31/20	5.37	(0.03)	1.91	1.88	—	(0.75)	(0.75)	—	1.13	6.50	35.90	110,884	1.23	1.27	(0.49)	13
1/1/19 to 12/31/19	4.60	(0.01)	1.55	1.54	—	(0.77)	(0.77)	—	0.77	5.37	33.95	92,556	1.23	1.26	(0.25)	15
Class I
1/1/23 to 12/31/23	$ 8.01	(0.03)	3.97	3.94	—	(0.24)	(0.24)	—	3.70	$11.71	49.28%	$ 28,986	0.98% (7)	1.08%	(0.29) %	17%
1/1/22 to 12/31/22	11.82	(0.04)	(3.41)	(3.45)	—	(0.36)	(0.36)	—	(3.81)	8.01	(29.23)	8,399	0.98 (7)	1.08	(0.41)	3
1/1/21 to 12/31/21	10.28	(0.05)	2.47	2.42	—	(0.88)	(0.88)	—	1.54	11.82	23.97	13,693	0.97	1.06	(0.48)	5
1/1/20 to 12/31/20	8.12	(0.02)	2.93	2.91	—	(0.75)	(0.75)	—	2.16	10.28	36.43	15,093	0.97	1.09	(0.23)	13
1/1/19 to 12/31/19	6.63	— (6)	2.26	2.26	—	(0.77)	(0.77)	—	1.49	8.12	34.41	15,720	0.97	1.12	0.01	15
Class R6
1/1/23 to 12/31/23	$ 8.14	(0.02)	4.03	4.01	—	(0.24)	(0.24)	—	3.77	$11.91	49.35%	$ 302	0.91% (7)	0.96%	(0.20) %	17%
1/1/22 to 12/31/22	11.98	(0.03)	(3.45)	(3.48)	—	(0.36)	(0.36)	—	(3.84)	8.14	(29.08)	102	0.91 (7)	0.94	(0.35)	3
1/1/21 to 12/31/21	10.40	(0.05)	2.51	2.46	—	(0.88)	(0.88)	—	1.58	11.98	24.08	2,237	0.90	0.91	(0.42)	5
1/1/20 to 12/31/20	8.21	(0.01)	2.95	2.94	—	(0.75)	(0.75)	—	2.19	10.40	36.39	348	0.90	0.96	(0.16)	13
1/1/19 to 12/31/19	6.69	0.01	2.28	2.29	—	(0.77)	(0.77)	—	1.52	8.21	34.57	165	0.90	0.98	0.08	15
The footnote legend is at the end of the financial highlights.
See Notes to Financial Statements
45

VIRTUS ASSET TRUST
FINANCIAL HIGHLIGHTS (Continued)
SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates(1)	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)	Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)

Zevenbergen Innovative Growth Stock Fund
Class A
1/1/23 to 12/31/23	$23.96	(0.39)	16.00	15.61	—	—	—	—	15.61	$39.57	65.15%	$ 127,623	1.24%	1.37%	(1.17) %	20%
1/1/22 to 12/31/22	56.07	(0.43)	(30.57)	(31.00)	—	(1.11)	(1.11)	—	(32.11)	23.96	(55.42)	87,437	1.27 (7)	1.40	(1.26)	17
1/1/21 to 12/31/21	62.40	(0.75)	(5.58)	(6.33)	—	—	—	—	(6.33)	56.07	(10.14)	266,661	1.25	1.32	(1.24)	53
1/1/20 to 12/31/20	28.48	(0.55)	34.47	33.92	—	—	—	—	33.92	62.40	119.10	335,809	1.25	1.33	(1.18)	33
1/1/19 to 12/31/19	20.83	(0.32)	7.97	7.65	—	—	—	—	7.65	28.48	36.73	46,655	1.26 (15)	1.41	(1.20)	91
Class I
1/1/23 to 12/31/23	$25.80	(0.33)	17.25	16.92	—	—	—	—	16.92	$42.72	65.58%	$ 386,061	0.99%	1.09%	(0.92) %	20%
1/1/22 to 12/31/22	60.05	(0.37)	(32.77)	(33.14)	—	(1.11)	(1.11)	—	(34.25)	25.80	(55.31)	221,530	1.02 (7)	1.16	(1.01)	17
1/1/21 to 12/31/21	66.67	(0.64)	(5.98)	(6.62)	—	—	—	—	(6.62)	60.05	(9.93)	823,212	1.00	1.05	(0.99)	53
1/1/20 to 12/31/20	30.35	(0.47)	36.79	36.32	—	—	—	—	36.32	66.67	119.67	1,037,368	1.00	1.07	(0.93)	33
1/1/19 to 12/31/19	22.15	(0.26)	8.46	8.20	—	—	—	—	8.20	30.35	37.02	90,136	1.01 (15)	1.15	(0.94)	91
Class R6
1/1/23 to 12/31/23	$25.86	(0.30)	17.30	17.00	—	—	—	—	17.00	$42.86	65.74%	$ 21,981	0.89%	0.98%	(0.82) %	20%
1/1/22 to 12/31/22	60.12	(0.32)	(32.83)	(33.15)	—	(1.11)	(1.11)	—	(34.26)	25.86	(55.26)	9,019	0.92 (7)	1.01	(0.91)	17
1/1/21 to 12/31/21	66.67	(0.58)	(5.97)	(6.55)	—	—	—	—	(6.55)	60.12	(9.82)	17,098	0.90	0.95	(0.90)	53
10/20/20 (11) to 12/31/20	58.00	(0.10)	8.77	8.67	—	—	—	—	8.67	66.67	14.95	115	0.90	1.03	(0.83)	33 (12)

Footnote Legend:
(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Amount is less than $0.005 per share.
(7)	Net expense ratio includes extraordinary proxy expenses.
(8)	See Note 3D in Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(9)	The share class is currently under its expense limitation.
(10)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(11)	Inception date.
(12)	Portfolio turnover is representative of the Fund for the entire period.
(13)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.45% (Class A), 1.24% (Class I) and 1.15% (Class R6).
(14)	The Fund’s portfolio turnover rate increased substantially during the year ended December 31, 2019 due to a change in the Fund’s subadviser and associated repositioning.
(15)	Ratios of total expenses excluding interest expense on borrowings for the year ended December 31, 2019 were 1.25% (Class A) and 1.00% (Class I).
See Notes to Financial Statements
46

VIRTUS ASSET TRUST
NOTES TO FINANCIAL STATEMENTS
December 31, 2023
Note 1. Organization
Virtus Asset Trust (the “Trust”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
As of the date of this report, 16 funds of the Trust are offered for sale, of which 6 (each a “Fund” or collectively, the “Funds”) are reported in this annual report. Each Fund’s investment objective is outlined in its respective Fund Summary page. There is no guarantee that a Fund will achieve its objective(s).
All of the Funds offer Class A shares and Class I shares. Class C shares are offered by the Ceredex Large Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund and Ceredex Small-Cap Value Equity Fund. Class R6 shares are offered by the Ceredex Large-Cap Value Equity Fund, Ceredex Mid-Cap Value Equity Fund, Ceredex Small-Cap Value Equity Fund, SGA International Growth Fund, Silvant Large-Cap Growth Stock Fund, and Zevenbergen Innovative Growth Stock Fund.
Class A shares of the Funds are sold with a front-end sales charge of up to 5.50% with some exceptions. Generally, Class A shares are not subject to any charges by the Funds when redeemed; however, a 1% contingent deferred sales charge (“CDSC”) may be imposed on certain redemptions made within a certain period following purchases on which a finder’s fee has been paid. The period for which such CDSC applies for the Funds is 18 months. No front-end sales load is applied to purchases of $1,000,000 or more. The CDSC period begins on the last day of the month preceding the month in which the purchase was made.
Class C shares are generally sold with a 1% CDSC, applicable if redeemed within one year of purchase. Class C shares and any reinvested dividends and other distributions paid on such shares, will be automatically converted to Class A shares of the same Fund following a required holding period, which as of March 1, 2021, was eight years. Effective January 1, 2019 to February 28, 2021, with certain exceptions, Class C shares and any reinvested dividends and other distributions paid on such shares, were automatically converted to Class A shares of the same Fund ten years after the purchase date. If an investor intends to purchase greater than $999,999 of Class C shares, and the purchase would qualify for Class A shares with no load, then the purchase will automatically be made into a purchase of Class A shares, thus reducing expenses.
Class I Shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services; or (ii) have entered into an agreement with the funds’ distributor to offer Class I Shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations. Class I Shares are also offered to private and institutional clients of, or referred by, the adviser, a subadviser or their affiliates, and to Trustees of the funds and trustees/directors of affiliated open- and closed-end funds, and directors, officers and employees of Virtus and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer-sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to the applicable Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any Trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. Class R6 shares do not carry sales commissions or pay Rule 12b-1 fees. No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Funds’ distributor’s or an affiliate’s resources on sales of or investments in Class R6 shares. Class R6 shares are sold without a front-end sales charge or CDSC.
The Funds may impose an annual fee on accounts having balances of less than $2,500. The small account fee may be waived in certain circumstances, as disclosed in the prospectuses and/or statement of additional information. The fees collected will be used to offset certain expenses of the Funds. These fees are reflected as “Less low balance account fees” in each Fund’s Statement of Operations for the period, as applicable.
Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears any expenses attributable specifically to that class (“class-specific expenses”) and has exclusive voting rights with respect to any Rule 12b-1 and/or shareholder service plan (“12b-1 Plan”) approved by the Board. Class I shares and Class R6 shares are not subject to a 12b-1 Plan. Class-specific expenses may include shareholder servicing fees, sub-transfer agency fees, and fees under a 12b-1 Plan, as well as certain other expenses as designated by the Funds’ Treasurer and approved by the Board. Investment income, common operating expenses and realized and unrealized gains and losses of each Fund are borne pro-rata by the holders of each class of shares.
Note 2. Significant Accounting Policies
($ reported in thousands)
The Trust is an investment company that follows the accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities,
47

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be significant.
A.	Security Valuation
The Funds’ Board of Trustees has designated the investment adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940. Each Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Funds’ policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
     •    Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
     •    Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
     •    Level 3 – prices determined using significant unobservable inputs (including the investment adviser’s Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to a Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Illiquid, restricted equity securities and illiquid private placements are internally fair valued by the investment adviser’s Valuation Committee, and are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that a Fund calculates its net asset value (“NAV”) at the close of regular trading on the NYSE (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Funds fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as ADRs, financial futures, ETFs, and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued at the last posted settlement price from the exchange where they are principally traded and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value a Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for each Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
B.	Security Transactions and Investment Income
Security transactions are recorded on the trade date. Realized gains and losses from the sale of securities are determined on the identified cost basis. Dividend income and capital gain distributions are recognized on the ex-dividend date or, in the case of certain foreign securities, as soon as a Fund is notified. Interest income is recorded on the accrual basis. Each Fund amortizes premiums and accretes discounts using the effective interest method. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.
Dividend income from REITs is recorded using management’s estimate of the percentage of income included in distributions received from such investments based on historical information and other industry sources. The return of capital portion of the estimate is a reduction to investment income and a reduction in the cost basis of each investment which increases net realized gain (loss) and net change in unrealized appreciation (depreciation). If the return of capital distributions exceed their cost basis, the distributions are treated as realized gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.
C.	Income Taxes
Each Fund is treated as a separate taxable entity. It is the intention of each Fund to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes or excise taxes has been made.
Certain Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Each Fund will accrue such taxes and recoveries as applicable based upon current interpretations of the tax rules and regulations that exist in the markets in which it invests.
Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Each Fund’s U.S. federal income tax return is generally subject to examination by the Internal Revenue Service for a period of three
48

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
years after it is filed. State, local and/or non-U.S. tax returns and/or other filings may be subject to examination for different periods, depending upon the tax rules of each applicable jurisdiction.
D.	Distributions to Shareholders
Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP.
E.	Expenses
Expenses incurred together by a Fund and other affiliated mutual funds are allocated in proportion to the net assets of each such fund, except where allocation of direct expenses to each Fund and each such other fund, or an alternative allocation method, can be more appropriately used.
In addition to the net annual operating expenses that a Fund bears directly, the shareholders of a Fund indirectly bear the pro-rata expenses of any underlying mutual funds in which the Fund invests.
F.	Foreign Currency Transactions
Non-U.S. investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement date of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and the date it is paid is treated as a gain or loss on foreign currency. For fixed income instruments, the Funds bifurcate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on foreign currency transactions. For equity securities, the Funds do not isolate that portion of the results of operations arising from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held and such fluctuations are included with the net realized and unrealized gain or loss on investments.
G.	Securities Lending
The Funds may loan securities to qualified brokers through a securities lending agency agreement with The Bank of New York Mellon (“BNYM”). Under the securities lending policy, when lending securities a Fund is required to maintain collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan bringing the collateral market value in line with the required percent. Due to timing of collateral adjustments, the market value of collateral held with respect to a loaned security, may be more or less than the value of the security on loan.
Collateral may consist of cash and securities issued by the U.S. government or its agencies. Cash collateral is invested in a short-term money market fund. Dividends earned on the collateral and premiums paid by the broker are recorded as income by the Fund net of fees and rebates charged/paid by BNYM for its services as securities lending agent and in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the declining value of the collateral.
Securities lending transactions are entered into by each Fund under a Master Securities Lending Agreement (“MSLA”) which permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset amounts payable by the Fund to the same counterparty against amounts to be received and create one single net payment due to or from the Fund.
At December 31, 2023, the securities loaned were subject to a MSLA on a net payment basis as follows:
Fund	Value of Securities on Loan	Cash Collateral Received(1)	Net Amount(2)
SGA International Growth Fund	$ 530	$ 530	$ —
Silvant Large-Cap Growth Stock Fund	176	176	—
(1)	Collateral received in excess of the value of securities on loan is not presented in this table. The cash collateral received in connection with securities lending transactions has been used for the purchase of securities as disclosed in the Fund’s Schedule of Investments.
(2)	Net amount represents the net amount receivable due from the counterparty in the event of default.
The following table reflects a breakdown of investments made from cash collateral received from lending activities and the remaining contractual maturity of those transactions as of December 31, 2023 for the Funds:
Fund	Investment of Cash Collateral	Overnight and Continuous
SGA International Growth Fund	Money Market Mutual Fund	$540
Silvant Large-Cap Growth Stock Fund	Money Market Mutual Fund	186
49

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Note 3. Investment Advisory Fees and Related Party Transactions
($ reported in thousands)
A.	Investment Adviser
Virtus Fund Advisers, LLC (the “Adviser”), an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”), is the investment adviser to the Funds. The Adviser manages the Funds’ investment programs and general operations of the Funds, including oversight of the Funds’ subadvisers.
As compensation for its services to the Funds, the Adviser is entitled to a fee, which is calculated daily and paid monthly based upon the following annual rates as a percentage of the average daily net assets of each Fund:

First $500 Million
Ceredex Large-Cap Value Equity Fund	0.70%
Ceredex Mid-Cap Value Equity Fund	0.75
Ceredex Small-Cap Value Equity Fund	0.85
SGA International Growth Fund	0.85
Silvant Large-Cap Growth Stock Fund	0.70
Zevenbergen Innovative Growth Stock Fund	0.80
The above fees are also subject to breakpoint discounts at the following asset levels for each Fund:
        First $500 million = none — no discount from full fee
        Next $500 million = 5% discount from full fee
        Next $4 billion = 10% discount from full fee
        Over $5 billion = 15% discount from full fee
B.	Subadvisers
The subadvisers manage the investments of each Fund for which they are paid a fee by the Adviser. A list of the subadvisers and the Funds they serve as of the end of the year is as follows:

Fund	Subadviser
Ceredex Large-Cap Value Equity Fund	Ceredex (1)
Ceredex Mid-Cap Value Equity Fund	Ceredex (1)
Ceredex Small-Cap Value Equity Fund	Ceredex (1)
SGA International Growth Fund	SGA (2)
Silvant Large-Cap Growth Stock Fund	Silvant (3)
Zevenbergen Innovative Growth Stock Fund	Zevenbergen (4)
(1)	Ceredex Value Advisors LLC (“Ceredex”), an indirect, wholly-owned subsidiary of Virtus.
(2)	Sustainable Growth Advisers, LP (“SGA”), an indirect, majority-owned subsidiary of Virtus.
(3)	Silvant Capital Management LLC (“Silvant”), an indirect, wholly-owned subsidiary of Virtus.
(4)	Zevenbergen Capital Investments LLC (“Zevenbergen”), a minority-owned affiliate of Virtus.
C.	Expense Limitations
The Adviser has contractually agreed to limit each Fund’s annual total operating expenses, subject to the exceptions listed below, so that such expenses do not exceed, on an annualized basis, the following respective percentages of average daily net assets through April 30, 2024, except as noted below. Following the contractual period, the Adviser may discontinue these expense limitation arrangements at any time. The waivers and reimbursements are accrued daily and received monthly.

Fund	Class A	Class C	Class I	Class R6
Ceredex Large-Cap Value Equity Fund	1.24%	1.72%	0.97%	0.72%
Ceredex Mid-Cap Value Equity Fund	1.35	1.76	1.05	0.79
Ceredex Small-Cap Value Equity Fund	1.46	1.81	1.15	0.88
SGA International Growth Fund	1.32	N/A	1.07	0.95
Silvant Large-Cap Growth Stock Fund	1.03 (1)	N/A	0.77 (1)	0.72 (1)
Zevenbergen Innovative Growth Stock Fund	1.25	N/A	1.00	0.90
(1)	Effective January 1, 2024 through April 30, 2025. For the period January 1, 2023 through December 31, 2023, the expense caps were as follows for Class A shares, Class I shares, and Class R6 shares, respectively: 1.23%, 0.97%, and 0.90%.
The exclusions include front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment
50

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any.
D.	Expense Recapture
Under certain conditions, the Adviser may recapture operating expenses reimbursed or fees waived under these arrangements within three years after the date on which such amounts were incurred or waived. A Fund must pay its ordinary operating expenses before the Adviser is entitled to any reimbursement and must remain in compliance with any applicable expense limitations or, if none, the expense limitation in effect at the time of the waiver or reimbursement. All or a portion of the following Adviser reimbursed expenses may be recaptured by the years ending December 31:

	Expiration
Fund	2024	2025	2026	Total
Ceredex Large-Cap Value Equity Fund
Class A	$ 22	$ 52	$ 40	$ 114
Class C	8	6	6	20
Class I	205	410	653	1,268
Class R6	570	444	374	1,388
Ceredex Mid-Cap Value Equity Fund
Class C	50	39	16	105
Class R6	568	587	544	1,699
Ceredex Small-Cap Value Equity Fund
Class A	—	13	4	17
Class C	5	4	2	11
Class I	34	157	107	298
Class R6	170	153	82	405
SGA International Growth Fund
Class A	16	17	18	51
Class I	92	89	113	294
Class R6	4	6	10	20
Silvant Large-Cap Growth Stock Fund
Class A	15	24	25	64
Class I	13	9	25	47
Class R6	— (1)	1	— (1)	1
Zevenbergen Innovative Growth Stock Fund
Class A	226	191	150	567
Class I	526	547	327	1,400
Class R6	5	11	11	27

During the year ended December 31, 2023, the Adviser recaptured expenses previously waived for the following Funds:
Fund	Class A	Class C	Class I	Total
Ceredex Mid-Cap Value Equity Fund	$—	$— (1)	$ —	$ —(1)
Ceredex Small-Cap Value Equity Fund	2	—	18	20
Silvant Large-Cap Growth Stock Fund	—	—	3	3

(1)	Amount is less than $500 (not in thousands).
E.	Distributor
VP Distributors, LLC (“VP Distributors”), an indirect, wholly-owned subsidiary of Virtus, serves as the distributor of each Fund’s shares. VP Distributors has advised the Funds that for the year ended December 31, 2023, it retained net commissions of $17 for Class A shares and CDSC of $—(1) and $—(1) for Class A shares and Class C shares, respectively.
In addition, each Fund pays VP Distributors 12b-1 fees under a 12b-1 Plan as a percentage of the average daily net assets of each respective class at the annual rates of 0.25% for Class A shares and 1.00% for Class C shares. Class I shares and Class R6 shares are not subject to a 12b-1 Plan.
Under certain circumstances, shares of certain Virtus Funds may be exchanged for shares of the same class of certain other Virtus Funds on the basis of the relative NAV per share at the time of the exchange. On exchanges with share classes that carry a CDSC, the CDSC schedule of the original shares purchased continues to apply.
(1) Amount is less than $500 (not in thousands).
F.	Administrator and Transfer Agent
Virtus Fund Services, LLC, an indirect, wholly-owned subsidiary of Virtus, serves as the administrator and transfer agent to the Funds.
For the year ended December 31, 2023, the Funds incurred administration fees totaling $3,718 which are included in the Statements of Operations
51

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
within the line item “Administration and accounting fees.” The fees are calculated daily and paid monthly.
For the year ended December 31, 2023, the Funds incurred transfer agent fees totaling $1,664 which are included in the Statements of Operations within the line item “Transfer agent fees and expenses.” The fees are calculated daily and paid monthly.
G.	Investments with Affiliates
The Funds are permitted to purchase assets from or sell assets to certain related affiliates under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of assets by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers comply with Rule 17a-7 under the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price.
During the year ended December 31, 2023, the Funds did not engage in any transactions pursuant to Rule 17a-7 under the 1940 Act.
H.	Trustee Deferred Compensation Plan
The Trust provides a deferred compensation plan for its Trustees who receive compensation from the Trust. Under the deferred compensation plan, Trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Trust, and then, to the extent permitted by the 1940 Act, in turn, may be invested in the shares of affiliated or unaffiliated mutual funds selected by the participating Trustees. Investments in such instruments are included in “Other assets” in the Statements of Assets and Liabilities at December 31, 2023.
Note 4. Purchases and Sales of Securities
($ reported in thousands)
Purchases and sales of securities (excluding U.S. government and agency securities and short-term securities) during the year ended December 31, 2023, were as follows:
	Purchases	Sales
Ceredex Large-Cap Value Equity Fund	$1,001,738	$1,111,414
Ceredex Mid-Cap Value Equity Fund	3,198,445	3,772,566
Ceredex Small-Cap Value Equity Fund	177,688	279,737
SGA International Growth Fund	37,426	5,389
Silvant Large-Cap Growth Stock Fund	25,825	20,301
Zevenbergen Innovative Growth Stock Fund	89,991	97,430
There were no purchases or sales of long-term U.S. government and agency securities during the year ended December 31, 2023.
Note 5. Capital Share Transactions
(reported in thousands)
Transactions in shares of capital stock, during the years ended as indicated below, were as follows:
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	872	$ 8,606	1,797	$ 19,789	2,250	$ 23,963	2,835	$ 32,050
Reinvestment of distributions	228	2,336	1,484	14,286	134	1,513	1,322	12,940
Shares repurchased and cross class conversions	(5,815)	(57,672)	(4,477)	(48,444)	(6,966)	(73,849)	(5,669)	(63,012)
Net Increase / (Decrease)	(4,715)	$ (46,730)	(1,196)	$ (14,369)	(4,582)	$ (48,373)	(1,512)	$ (18,022)
Class C
Shares sold and cross class conversions	30	$ 283	118	$ 1,258	32	$ 332	87	$ 937
Reinvestment of distributions	3	30	26	237	3	30	110	1,027
Shares repurchased and cross class conversions	(128)	(1,187)	(170)	(1,667)	(600)	(6,143)	(947)	(10,143)
Net Increase / (Decrease)	(95)	$ (874)	(26)	$ (172)	(565)	$ (5,781)	(750)	$ (8,179)
52

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Ceredex Large-Cap Value Equity Fund				Ceredex Mid-Cap Value Equity Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class I
Shares sold and cross class conversions	31,238	$ 312,766	5,105	$ 57,269	14,939	$ 162,790	16,675	$ 191,609
Reinvestment of distributions	990	10,368	3,772	37,194	1,422	16,406	11,267	113,159
Shares repurchased and cross class conversions	(30,910)	(314,621)	(25,125)	(281,766)	(43,633)	(475,551)	(56,157)	(634,512)
Net Increase / (Decrease)	1,318	$ 8,513	(16,248)	$ (187,303)	(27,272)	$ (296,355)	(28,215)	$ (329,744)
Class R6
Shares sold and cross class conversions	5,020	$ 52,047	4,210	$ 49,227	8,783	$ 97,215	11,130	$ 129,201
Reinvestment of distributions	615	6,577	2,928	29,254	619	7,173	4,846	49,098
Shares repurchased and cross class conversions	(10,809)	(110,697)	(11,627)	(129,448)	(28,633)	(315,712)	(22,904)	(259,498)
Net Increase / (Decrease)	(5,174)	$ (52,073)	(4,489)	$ (50,967)	(19,231)	$ (211,324)	(6,928)	$ (81,199)

	Ceredex Small-Cap Value Equity Fund				SGA International Growth Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	351	$ 2,602	336	$ 2,936	161	$ 1,410	400	$ 3,183
Reinvestment of distributions	589	4,103	870	6,304	1	10	38	284
Shares repurchased and cross class conversions	(966)	(7,113)	(2,460)	(20,244)	(278)	(2,438)	(185)	(1,513)
Net Increase / (Decrease)	(26)	$ (408)	(1,254)	$ (11,004)	(116)	$ (1,018)	253	$ 1,954
Class C
Shares sold and cross class conversions	26	$ 161	20	$ 132	—	$ —	—	$ —
Reinvestment of distributions	19	103	29	172	—	—	—	—
Shares repurchased and cross class conversions	(56)	(335)	(54)	(363)	—	—	—	—
Net Increase / (Decrease)	(11)	$ (71)	(5)	$ (59)	—	$ —	—	$ —
Class I
Shares sold and cross class conversions	1,809	$ 14,410	1,902	$ 17,703	4,504	$ 41,502	1,955	$ 16,674
Reinvestment of distributions	737	5,689	3,937	30,459	19	182	201	1,564
Shares repurchased and cross class conversions	(18,818)	(147,584)	(12,008)	(115,487)	(1,298)	(11,953)	(2,443)	(20,771)
Net Increase / (Decrease)	(16,272)	$ (127,485)	(6,169)	$ (67,325)	3,225	$ 29,731	(287)	$ (2,533)
Class R6
Shares sold and cross class conversions	628	$ 5,009	1,962	$ 19,331	479	$ 4,484	118	$ 989
Reinvestment of distributions	634	4,824	1,594	12,389	3	26	11	86
Shares repurchased and cross class conversions	(4,659)	(36,856)	(7,893)	(71,923)	(106)	(991)	(2)	(14)
Net Increase / (Decrease)	(3,397)	$ (27,023)	(4,337)	$ (40,203)	376	$ 3,519	127	$ 1,061

53

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Silvant Large-Cap Growth Stock Fund				Zevenbergen Innovative Growth Stock Fund
	Year Ended December 31, 2023		Year Ended December 31, 2022		Year Ended December 31, 2023		Year Ended December 31, 2022
	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT	SHARES	AMOUNT
Class A
Shares sold and cross class conversions	444	$ 2,734	204	$ 1,112	644	$ 21,562	904	$ 32,355
Reinvestment of distributions	576	3,789	1,222	5,899	—	—	158	4,061
Shares repurchased and cross class conversions	(1,725)	(10,097)	(1,620)	(8,875)	(1,069)	(36,204)	(2,169)	(76,214)
Net Increase / (Decrease)	(705)	$ (3,574)	(194)	$ (1,864)	(425)	$ (14,642)	(1,107)	$ (39,798)
Class I
Shares sold and cross class conversions	2,972	$ 30,033	89	$ 838	3,516	$ 125,466	3,405	$ 122,509
Reinvestment of distributions	50	573	42	342	—	—	349	9,643
Shares repurchased and cross class conversions	(1,596)	(16,941)	(241)	(2,296)	(3,066)	(109,548)	(8,876)	(343,995)
Net Increase / (Decrease)	1,426	$ 13,665	(110)	$ (1,116)	450	$ 15,918	(5,122)	$ (211,843)
Class R6
Shares sold and cross class conversions	25	$ 260	11	$ 106	282	$ 11,274	260	$ 9,874
Reinvestment of distributions	— (1)	6	4	31	—	—	13	361
Shares repurchased and cross class conversions	(12)	(134)	(189)	(1,659)	(118)	(4,197)	(209)	(7,270)
Net Increase / (Decrease)	13	$ 132	(174)	$ (1,522)	164	$ 7,077	64	$ 2,965
(1)	Amount is less than 500 shares (not in thousands).

Note 6. 10% Shareholders
As of December 31, 2023, the Funds had individual shareholder account(s) and/or omnibus shareholder account(s) (comprised of a group of individual shareholders), which individually amounted to more than 10% of the total shares outstanding of such Fund as detailed below:

	% of Shares Outstanding	Number of Accounts*
Ceredex Large-Cap Value Equity Fund	55%	2
Ceredex Mid-Cap Value Equity Fund	43	2
Ceredex Small-Cap Value Equity Fund	35	2
SGA International Growth Fund	56	2
Silvant Large-Cap Growth Stock Fund	51	1
Zevenbergen Innovative Growth Stock Fund	19	1
*	None of the accounts are affiliated.
Note 7. Market Risk and Asset Concentration
Local, regional or global events such as war or military conflict, acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on a Fund and its investments, including hampering the ability of each Fund’s portfolio manager(s) to invest each Fund’s assets as intended.
In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social, or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a Fund’s ability to repatriate such amounts.
Certain Funds may invest a high percentage of their assets in specific sectors of the market in the pursuit of their investment objectives. Fluctuations in these sectors of concentration may have a greater impact on a Fund, positive or negative, than if the Fund did not concentrate its investments in such sectors.
At December 31, 2023, the following Funds held securities issued by various companies in specific sectors as detailed below:
54

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
	Sector	Percentage of Total Investments
Ceredex Small-Cap Value Equity Fund	Financials	29%
Silvant Large-Cap Growth Stock Fund	Information Technology	44
Zevenbergen Innovative Growth Stock Fund	Information Technology	38
Zevenbergen Innovative Growth Stock Fund	Consumer Discretionary	28
Note 8.  Indemnifications
Under the Trust’s organizational documents and in separate agreements between each Trustee and the Trust, its Trustees and officers are indemnified against certain liabilities arising out of the performance of their duties to the Trust and its funds. In addition, in the normal course of business, the Trust and the Funds enter into contracts that provide a variety of indemnifications to other parties. The Trust’s and/or the Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust or the Funds and that have not occurred. However, neither the Trust nor the Funds have had prior claims or losses pursuant to these arrangements, and they expect the risk of loss to be remote.
Note 9. Restricted Securities
Restricted securities are not registered under the Securities Act of 1933, as amended (the “1933 Act”). Generally, 144A securities are excluded from this category. Each Fund will bear any costs, including those involved in registration under the 1933 Act, in connection with the disposition of such securities. At December 31, 2023, the Funds did not hold any securities that were restricted.
Note 10. Redemption Facility
($ reported in thousands)
On September 18, 2017, the Funds and certain other affiliated funds entered into a $150,000 unsecured line of credit (“Credit Agreement”). On June 14, 2021, the Credit Agreement was increased to $250,000. This Credit Agreement, as amended, is with a commercial bank that allows the Funds to borrow cash from the bank to manage large unexpected redemptions and trade fails, up to a limit of one-third or one-fifth, as applicable, of each Fund’s total net assets in accordance with the terms of the agreement. This Credit Agreement has a term of 364 days and has been renewed for a period up to July 6, 2024. Effective March 10, 2022, interest is charged at the higher of the Secured Overnight Financing Rate or the Federal Funds rate plus an additional percentage rate on the amount borrowed. Commitment fees are charged on the undrawn balance. Total commitment fees paid for the year ended December 31, 2023, are included in the “Interest expense and/or commitment fees” line on the Statements of Operations. The Funds and other affiliated funds that are parties are individually, and not jointly, liable for their particular advances, if any, under the Credit Agreement. The lending bank has the ability to require repayment of outstanding borrowings under this Credit Agreement upon certain circumstances such as an event of default.
The following Funds had outstanding loans during the year. The borrowings were valued at cost, which approximates fair value.
Fund	Interest Incurred on Borrowing	Average Borrowing	Weighted Average Interest Rate	Days Outstanding
Ceredex Large-Cap Value Equity Fund	$14	$11,771	6.18%	7
Ceredex Small-Cap Value Equity Fund	3	5,600	5.65	3
Silvant Large-Cap Growth Stock Fund	2	5,800	6.40	2
Zevenbergen Innovative Growth Stock Fund	4	2,925	6.40	8
Note 11. Federal Income Tax Information
($ reported in thousands)
At December 31, 2023, the approximate aggregate cost basis and the unrealized appreciation (depreciation) of investments and other financial instruments for federal income tax purposes were as follows:
Fund	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Ceredex Large-Cap Value Equity Fund	$ 628,603	$ 98,215	$ (19,306)	$ 78,909
Ceredex Mid-Cap Value Equity Fund	1,932,204	251,351	(53,662)	197,689
Ceredex Small-Cap Value Equity Fund	84,928	14,277	(2,766)	11,511
SGA International Growth Fund	64,920	15,333	(2,751)	12,582
Silvant Large-Cap Growth Stock Fund	48,369	92,544	(2,135)	90,409
Zevenbergen Innovative Growth Stock Fund	313,585	235,303	(23,186)	212,117
55

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Certain Funds have capital loss carryforwards available to offset future realized capital gains, if any, to the extent permitted by the Code. Net capital losses are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. For the year ended December 31, 2023, the Funds’ capital loss carryovers were as follows:

Fund	Short-Term	Long-Term
Ceredex Mid-Cap Value Equity Fund	$100,436	$ —
SGA International Growth Fund	16	560
Zevenbergen Innovative Growth Stock Fund	84,171	59,608
The components of distributable earnings on a tax basis and certain tax attributes for the Funds consist of the following:
Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Post-October Capital Loss Deferred	Capital Loss Deferred
Ceredex Large-Cap Value Equity Fund	$10,761	$ —	$ —	$ —
Ceredex Mid-Cap Value Equity Fund	2,643	—	—	100,436
Ceredex Small-Cap Value Equity Fund	1,044	—	—	—
SGA International Growth Fund	42	—	—	576
Silvant Large-Cap Growth Stock Fund	—	1,046	—	—
Zevenbergen Innovative Growth Stock Fund	—	—	4,575	143,779
The differences between the book and tax basis of distributable earnings relate principally to the timing of recognition of income and gains for federal income tax purposes. Short-term gain distributions, if any, are reported as ordinary income for federal tax purposes. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.
The tax character of dividends and distributions paid during the fiscal years ended December 31, 2023 and 2022 was as follows:
	Ordinary Income	Long-Term Capital Gains	Total
Ceredex Large-Cap Value Equity Fund
12/31/23	$ 12,911	$ 6,774	$ 19,685
12/31/22	23,900	59,433	83,333
Ceredex Mid-Cap Value Equity Fund
12/31/23	26,000	—	26,000
12/31/22	65,650	117,686	183,336
Ceredex Small-Cap Value Equity Fund
12/31/23	6,400	8,400	14,800
12/31/22	7,125	42,430	49,555
SGA International Growth Fund
12/31/23	159	61	220
12/31/22	421	1,537	1,958
Silvant Large-Cap Growth Stock Fund
12/31/23	—	4,455	4,455
12/31/22	—	6,364	6,364
Zevenbergen Innovative Growth Stock Fund
12/31/22	—	15,094	15,094
Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. Permanent reclassifications can arise from differing treatment of certain income and gain transactions and nondeductible current year net operating losses. These adjustments have no impact on net assets or net asset value per share of the Funds. Temporary differences that arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will likely reverse at some time in the future.
Note 12. Regulatory Matters and Litigation
From time to time, the Trust, the Funds, the Adviser and/or the subadvisers and/or their affiliates may be involved in litigation and arbitration as well as examinations and investigations by various regulatory bodies, including the SEC, involving compliance with, among other things, securities laws, client investment guidelines, laws governing the activities of broker-dealers and other laws and regulations affecting their activities. At this time, the Adviser believes that the outcomes of such matters are not likely, either individually or in aggregate, to be material to these financial statements.
56

VIRTUS ASSET TRUST NOTES TO FINANCIAL STATEMENTS (Continued)
December 31, 2023
Note 13. New Regulatory Pronouncement
In October 2022, the SEC adopted a rule and form amendments relating to tailored shareholder reports for mutual funds and ETFs; and fee information in investment company advertisements. The rule and form amendments will require mutual funds and ETFs to transmit streamlined shareholder reports that highlight key information to investors. The rule amendments will require that certain more in-depth information be made available online and available for delivery free of charge to investors on request. The amendments became effective in January 2023 and there is an 18-month transition period after the effective date of the amendment with a compliance date of July 2024.
Note 14. Subsequent Events
Management has evaluated the impact of all subsequent events on the Funds through the date the financial statements were available for issuance, and has determined that the following subsequent event requiring recognition or disclosure in these financial statements.
On November 15, 2023, the Board voted to approve an Agreement and Plan of Reorganization, pursuant to which Virtus Vontobel Foreign Opportunities Fund (an “Acquired Fund”), a series of Virtus Opportunities Trust, will merge with and into Virtus SGA International Growth Fund (an “Acquiring Fund”), a series of the Trust, on or about March 8, 2024. Effective on or about March 8, 2024, the Acquiring Fund will begin offering Class C Shares, in addition to the share classes already offered by the Acquiring Fund. Effective upon consummation of the reorganization, the Acquiring Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement the following new expense limitation arrangement to further limit the Fund’s expenses: Class A: 1.30%; Class C: 2.05%; Class I: 1.05%; and Class R6: 0.95%. See Note 3 for information about the Funds’ expense limitation arrangements.
Pursuant to the Agreement and Plan of Reorganization, the Acquired Fund will transfer all or substantially all of its assets to its Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of all liabilities of the Acquired Fund. Following the exchange, the Acquired Fund will distribute the shares of the Acquiring Fund to its shareholders pro rata, in liquidation of the Acquired Fund, and shareholders of the Acquired Fund will therefore become shareholders of the Acquiring Fund. The reorganization meets the requirements of Rule 17a-8 under the 1940 Act for a merger of affiliated funds for which shareholder approval is not required.
57

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Virtus Asset Trust and Shareholders of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, and Virtus Zevenbergen Innovative Growth Stock Fund
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund, Virtus Ceredex Small-Cap Value Equity Fund, Virtus SGA International Growth Fund, Virtus Silvant Large-Cap Growth Stock Fund, and Virtus Zevenbergen Innovative Growth Stock Fund (six of the Funds constituting Virtus Asset Trust, hereafter collectively referred to as the “Funds”) as of December 31, 2023, the related statements of operations for the year ended December 31, 2023, the statements of changes in net assets for each of the two years in the period ended December 31, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of December 31, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended December 31, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian, transfer agent, and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
February 26, 2024
We have served as the auditor of one or more of the investment companies in the Virtus group of investment companies since at least 1977. We have not been able to determine the specific year we began serving as auditor.
58

VIRTUS ASSET TRUST
TAX INFORMATION NOTICE (Unaudited)
December 31, 2023
The following information ($ reported in thousands) is being provided in order to meet reporting requirements set forth by the Code and/or to meet state specific requirements. In early 2024, the Funds will notify applicable shareholders of amounts for use in preparing 2023 U.S. federal income tax forms. Shareholders should consult their tax advisors.
With respect to distributions paid during the year ended December 31, 2023, the Funds designate the following amounts (or, if subsequently determined to be different, the maximum amount allowable):
Fund	Qualified Dividend Income % (non-corporate shareholder)	Dividend Received Deduction % (corporate shareholders)	Long-Term Capital Gain Distributions ($)
Ceredex Large-Cap Value Equity Fund	100.00%	100.00%	$ —
Ceredex Mid-Cap Value Equity Fund	100.00	100.00	—
Ceredex Small-Cap Value Equity Fund	64.75	52.35	15,536
SGA International Growth Fund	100.00	8.10	—
Silvant Large-Cap Growth Stock Fund	—	—	5,154
Zevenbergen Innovative Growth Stock Fund	—	—	—
For the fiscal year ended December 31, 2023, the following Fund is disclosing the following information pursuant to notice requirements of Section 853(a) and 855(d) of the Code, and the Treasury Regulations thereunder.
	Foreign Source Income Recognized	Foreign Taxes Paid on Foreign Source Income
SGA International Growth Fund	$ 763	$ 63
59

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX
LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS
CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND,
VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN
INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE
BOARD OF TRUSTEES (UNAUDITED)
The Board of Trustees (the “Board”) of Virtus Asset Trust (the “Trust”) is responsible for determining whether to approve the continuation of the investment advisory agreement (“Advisory Agreement”) between the Trust and Virtus Fund Advisers, LLC (“VFA”) and the continuation of each subadvisory agreement (each, a “Subadvisory Agreement” and collectively, the “Subadvisory Agreements”) (together with the Advisory Agreement, the “Agreements”) among the Trust, VFA and Ceredex Value Advisors LLC (“Ceredex”) with respect to Virtus Ceredex Large-Cap Value Equity Fund, Virtus Ceredex Mid-Cap Value Equity Fund and Virtus Ceredex Small-Cap Value Equity Fund; among the Trust, VFA and Silvant Capital Management LLC (“Silvant”) with respect to Virtus Silvant Large-Cap Growth Stock Fund; among the Trust, VFA and Sustainable Growth Advisers LP (“SGA”) with respect to Virtus SGA International Growth Fund; and among the Trust, VFA and Zevenbergen Capital Investments LLC (“Zevenbergen”) with respect to Virtus Zevenbergen Innovative Growth Stock Fund (each subadviser listed, a “Subadviser” and collectively, the “Subadvisers”). At meetings held on November 1, 2023, and November 13-15, 2023 (the “Meetings”), the Board, including a majority of the Trustees who are not interested persons of the Trust as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (such Act, the “1940 Act” and such Trustees, the “Independent Trustees”), considered and approved the continuation of each Agreement as further discussed below. In addition, prior to the Meetings, the Independent Trustees met with their independent legal counsel to discuss and consider the information provided by management and submitted questions to management, and they considered the responses provided.
In connection with the approval of the Agreements, the Board requested and evaluated information provided by VFA and each Subadviser which, in the Board’s view, constituted information necessary for the Board to form a judgment as to whether the renewal of each of the Agreements would be in the best interests of each applicable Fund and its respective shareholders. The Board also considered information furnished throughout the year at regular Board meetings with respect to the services provided by VFA and the Subadvisers, including quarterly performance reports prepared by management containing reviews of investment results and periodic presentations from the Subadvisers with respect to the Fund(s) they manage. The Board noted the affiliation of each Subadviser with VFA and any potential conflicts of interest.
The Board was separately advised by independent legal counsel throughout the process. For each Agreement, the Board considered all the criteria with respect to the applicable Fund and its shareholders. In its deliberations, the Board considered various factors, including those discussed below, none of which were controlling, and each Trustee may have attributed different weights to the various factors. The Independent Trustees also discussed the proposed approval of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.
In considering whether to approve the renewal of the Agreements with respect to each Fund, the Board reviewed and analyzed the factors it deemed relevant, including: (a) the nature, extent and quality of the services provided to the Funds by VFA and each of the Subadvisers; (b) the performance of the Funds as compared to an appropriate peer group and an appropriate index; (c) the level and method of computing each Fund’s advisory and subadvisory fees, and comparisons of the Funds’ advisory fee rates and total expenses with those of a group of funds with similar investment objective(s); (d) the profitability of VFA under the Advisory Agreement; (e) any “fall-out” benefits to VFA, the Subadvisers and their affiliates (i.e., ancillary benefits realized by VFA, the Subadvisers or their affiliates from VFA’s or the applicable Subadviser’s relationship with the Trust); (f) the anticipated effect of growth in size on each Fund’s performance and expenses; (g) fees paid to VFA and the Subadvisers by comparable accounts, as applicable; (h) possible conflicts of interest; and (i) the terms of the Agreements.
Nature, Extent and Quality of Services
The Trustees received in advance of the Meetings information provided by VFA and each Subadviser, including completed questionnaires, concerning a number of topics, including, among other items, such company’s investment philosophy, investment process and strategies, resources and personnel, operations, compliance structure and procedures, and overall performance. The Trustees noted that the Funds are managed using a “manager of managers” structure that generally involves the use of one or more subadvisers to manage some or all of a Fund’s portfolio. Under this structure, VFA is responsible for the management of the Funds’ investment programs and for evaluating and selecting subadvisers on an ongoing basis and making any recommendations to the Board regarding hiring, retaining or replacing subadvisers. In considering the Advisory Agreement with VFA, the Board considered VFA’s process for supervising and managing the Funds’ subadvisers, including (a) VFA’s ability to select and monitor the subadvisers; (b) VFA’s ability to provide the services necessary to monitor the subadvisers’ compliance with the Funds’ respective investment objectives, policies and restrictions as well as provide other oversight activities; and (c) VFA’s ability and willingness to identify instances in which a subadviser should be replaced and to carry out the required changes. The Trustees also considered: (a) the experience and capability of VFA’s management and other personnel; (b) the financial condition of VFA, and whether it had the financial wherewithal to provide a high level and quality of services to the Funds; (c) the quality of VFA’s own regulatory and legal compliance policies, procedures and systems;
60

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX
LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS
CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND,
VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN
INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE
BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
(d) the nature, extent and quality of administrative, transfer agency and other services provided by VFA and its affiliates to the Funds; (e) VFA’s supervision of the Funds’ other service providers; and (f) VFA’s risk management processes. It was noted that affiliates of VFA serve as administrator, transfer agent and distributor of the Funds. The Board also took into account its knowledge of VFA’s management and the quality of the performance of VFA’s duties through Board meetings, discussions and reports during the preceding year, as well as information from the Trust’s Chief Compliance Officer regarding the Funds’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.
With respect to the services provided by each of the Subadvisers, the Board considered information provided to the Board by each Subadviser, as well as information provided throughout the past year. With respect to the Subadvisory Agreements, the Board noted that each Subadviser provided portfolio management, compliance with the respective Fund’s(s’) investment policies and procedures, compliance with applicable securities laws and assurances thereof. The Board also noted that VFA’s and the Subadvisers’ management of the Funds is subject to the oversight of the Board and must be carried out in accordance with the investment objective(s), policies and restrictions set forth in the Funds’ prospectuses and statement of additional information. In considering the renewal of the Subadvisory Agreements, the Board also considered each Subadviser’s investment management process, including (a) the experience and capability of the Subadviser’s management and other personnel committed by the Subadviser to the respective Fund(s); (b) the financial condition of the Subadviser; (c) the quality of the Subadviser’s regulatory and legal compliance policies, procedures and systems; and (d) the Subadviser’s brokerage and trading practices, including with respect to best execution and soft dollars. The Board also took into account each Subadviser’s risk assessment and monitoring process. The Board noted each Subadviser’s regulatory history, including whether it was currently involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate.
After considering all of the information provided to them, the Trustees concluded that the nature, extent and quality of the services provided by VFA and each Subadviser were satisfactory and that there was a reasonable basis on which to conclude that each would continue to provide a high quality of investment services to the applicable Fund(s).
Investment Performance
The Board considered performance reports and discussions at Board meetings throughout the year, as well as a report for the Funds prepared by Broadridge (the “Broadridge Report”), an independent third party provider of investment company data, furnished in connection with the contract renewal process. The Broadridge Report presented each Fund’s performance relative to a peer group of other mutual funds (the “Performance Universe”) and relevant indexes, as selected by Broadridge. The Board also considered performance information presented by management and took into account management’s discussion of the same, including the effect of market conditions on each Fund’s performance. The Board noted that it also reviews on a quarterly basis detailed information about both the Funds’ performance results and portfolio compositions, as well as each Subadviser’s investment strategies. The Board noted VFA’s expertise and resources in monitoring the performance, investment style and risk-adjusted performance of each Subadviser. The Board also noted each Subadviser’s performance record with respect to each applicable Fund. The Board was mindful of VFA’s focus on each Subadviser’s performance and noted VFA’s performance in monitoring and responding to any performance issues with respect to the Funds. The Board also took into account its discussions with management regarding factors that contributed to the performance of each Fund.
The Board considered, among other performance data, the information set forth below with respect to the performance of each Fund for the period ended March 31, 2023. The Board also reviewed comparisons of each Fund’s contractual and net management fee and net total expense levels to those of its peer universe when considering Fund performance.
Virtus Ceredex Large-Cap Value Equity Fund. The Board noted that the Fund underperformed both the median of its Performance Universe and its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- , 5-, and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-year period and underperformed its benchmark for the 3-, 5- and 10-year periods.
61

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX
LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS
CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND,
VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN
INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE
BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Ceredex Small-Cap Value Equity Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1- and 3-year periods and underperformed the median of its Performance Universe for the 5- and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
Virtus SGA International Growth Fund. The Board noted that the Fund outperformed the median of its Performance Universe and outperformed its benchmark for the 1-, 3-, 5- and 10-year periods. The Board also noted that because the Fund’s Subadviser had only been managing the Fund since June of 2019, the performance data other than the 1- and 3-year performance in part reflect the performance of a prior subadviser.
Virtus Silvant Large-Cap Growth Stock Fund. The Board noted that the Fund outperformed the median of its Performance Universe for the 1-, 3-, 5-, and 10-year periods. The Board also noted that the Fund outperformed its benchmark for the 1-year period and underperformed its benchmark for the 3-, 5- and 10-year periods.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board noted that the Fund underperformed the median of its Performance Universe for the 1-, 3- and 5-year periods and outperformed the median of its Performance Universe for the 10-year period. The Board noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10-year periods.
After reviewing these and related factors, the Board concluded that each Fund’s overall performance, taking into account reasons discussed for certain Fund’s underperformance and/or actions taken to address the underperformance, were satisfactory.
Management Fees and Total Expenses
The Board considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons of each Fund’s contractual and net management fee and net total expense level to those of its peer universe (the “Expense Universe”) and ranked according to quintile (the first quintile being lowest and, therefore, best in these expense component rankings, and fifth being highest and, therefore, worst in these expense component rankings). In comparing each Fund’s net management fee to that of comparable funds, the Board noted that in the materials presented by management such fee was comprised of advisory and administration fees. The Board also noted that all of the Funds had expense caps in place to limit the total expenses incurred by the Funds and their shareholders, and that VFA had proposed to lower the expense caps in place for Virtus Silvant Large-Cap Growth Stock Fund and Class A, Class C and Class I Share of Virtus SGA International Growth Fund. The Board also noted that the subadvisory fees were paid by VFA out of its advisory fees rather than paid separately by the Funds. In this regard, the Board took into account management’s discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by VFA after payment of the subadvisory fee. The Board also took into account the size of each of the Funds and the impact on expenses and economies of scale. The Subadvisers provided, and the Board considered, fee information of comparable accounts managed by the Subadvisers, as applicable.
In addition to the foregoing, the Board considered, among other data, the information set forth below with respect to each Fund’s fees and expenses. In each case, the Board took into account management’s discussion of the Fund’s expenses, including the type and size of the Fund relative to the other funds in its Expense Universe.
Virtus Ceredex Large-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus Ceredex Mid-Cap Value Equity Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses were in the fourth quintile of the Expense Universe.
Virtus Ceredex Small-Cap Value Equity Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
Virtus SGA International Growth Fund. The Board considered that the Fund’s net management fee was in the second quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
62

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX
LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS
CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND,
VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN
INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE
BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
Virtus Silvant Large-Cap Growth Stock Fund. The Board considered that the Fund’s net management fee was in the third quintile of the Expense Universe and net total expenses after waivers were in the fourth quintile of the Expense Universe.
Virtus Zevenbergen Innovative Growth Stock Fund. The Board considered that the Fund’s net management fee and net total expenses after waivers were each in the fourth quintile of the Expense Universe.
The Board concluded that the advisory and subadvisory fees for each Fund, including with any proposed amendments, were fair and reasonable in light of the usual and customary charges made for services of the same nature and quality and the other factors considered. The Board also approved the proposed lower expense caps to limit the total expenses of Virtus Silvant Large-Cap Growth Stock Fund and Class A, Class C and Class I Share of Virtus SGA International Growth Fund.
Profitability
The Board also considered certain information relating to profitability that had been provided by VFA. In this regard, the Board considered information regarding the overall profitability, as well as on a fund-by-fund basis, of VFA for its management of the Funds and the other funds of the Trust, as well as its profits and those of its affiliates for managing and providing other services to the Trust, such as distribution, transfer agency and administrative services provided to the Funds by VFA affiliates. In addition to the fees paid to VFA and its affiliates, including the Subadvisers, the Board considered any other benefits derived by VFA or its affiliates from their relationships with the Funds. The Board reviewed the methodology used to allocate costs to each Fund, taking into account the fact that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. The Board concluded that the profitability to VFA and its affiliates from each Fund was reasonable in light of the quality of the services rendered to the Funds by VFA and its affiliates as well as other factors.
In considering the profitability to the Subadvisers in connection with their relationships to the Funds, the Board noted that the fees under the Subadvisory Agreements are paid by VFA out of the fees that VFA receives under the Advisory Agreement, so that Fund shareholders are not directly impacted by those fees. In considering the reasonableness of the fees payable by VFA to the Subadvisers, the Board noted that, because the Subadvisers are affiliates of VFA, such profitability might be directly or indirectly shared by VFA. For each of the above reasons, the Board concluded that the profitability to the Subadvisers and their affiliates from their relationships with the Funds was not a material factor in approval of the Subadvisory Agreements.
Economies of Scale
The Board received and discussed information concerning whether VFA realizes economies of scale as the Funds’ assets grow. The Board noted that the management fees for the Funds included breakpoints based on assets under management, and that expense caps were also in place for the Funds. The Board also took into account management’s discussion of the Funds’ management fee and subadvisory fee structure. The Board also took into account the current sizes of the Funds. The Board also noted that VFA had agreed to implement an extension of each Fund’s expense cap through April 30, 2025, and had agreed to lower the expense caps applicable to Virtus Silvant Large-Cap Growth Stock Fund and Class A, Class C and Class I Share of Virtus SGA International Growth Fund through April 30, 2025. The Board then concluded that no changes to the advisory fee structure of the Funds with respect to economies of scale were necessary at this time. The Board noted that VFA and the Funds may realize certain economies of scale if the assets of the Funds were to increase, particularly in relationship to certain fixed costs, and that shareholders of the Funds would have an opportunity to benefit from these economies of scale.
For similar reasons as stated above with respect to the Subadvisers’ profitability, and based upon the current sizes of the Fund(s) managed by each Subadviser, the Board concluded that the potential for economies of scale in the Subadvisers’ management of the Funds was not a material factor in the approval of the Subadvisory Agreements at this time.
Other Factors
The Board considered other benefits that may be realized by VFA and each Subadviser and their respective affiliates from their relationships with the applicable Fund(s). Among them, the Board recognized that VP Distributors, LLC, an affiliate of VFA and the Subadvisers, serves as the distributor for the Trust, and, as such, receives payments pursuant to Rule 12b-1 from the Funds to compensate it for providing selling activities, which could lead to growth in the Trust’s assets and corresponding benefits from such growth, including economies of scale. The Board noted that an affiliate of VFA and the Subadvisers also provides administrative and transfer agency services to the Trust. The Board noted management’s discussion of the fact that, while the Subadvisers are affiliates of VFA, there are no other direct benefits to the Subadvisers or VFA in providing investment advisory services to the Fund(s), other than the
63

CONSIDERATION OF ADVISORY AND SUBADVISORY AGREEMENTS FOR VIRTUS CEREDEX
LARGE-CAP VALUE EQUITY FUND, VIRTUS CEREDEX MID-CAP VALUE EQUITY FUND, VIRTUS
CEREDEX SMALL-CAP VALUE EQUITY FUND, VIRTUS SGA INTERNATIONAL GROWTH FUND,
VIRTUS SILVANT LARGE-CAP GROWTH STOCK FUND, AND VIRTUS ZEVENBERGEN
INNOVATIVE GROWTH STOCK FUND (each a “FUND” and collectively, the “FUNDS”) BY THE
BOARD OF TRUSTEES (UNAUDITED) (CONTINUED)
fee to be earned under the applicable Agreement(s). There may be certain indirect benefits gained, including to the extent that serving the Fund(s) could provide the opportunity to provide advisory services to additional portfolios of the Trust or certain reputational benefits.
Conclusion
Based on all of the foregoing considerations, the Board, including a majority of the Independent Trustees, determined that approval of each Agreement, as amended, was in the best interests of each applicable Fund and its respective shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements, as amended, with respect to each Fund.
64

FUND MANAGEMENT TABLES (Unaudited)
Information pertaining to the Trustees and officers of the Trust as of the date of issuance of this report, is set forth below. The statement of additional information (SAI) includes additional information about the Trustees and is available without charge, upon request, by calling (800) 243-4361.
The address of each individual, unless otherwise noted, is c/o Virtus Asset Trust, One Financial Plaza, Hartford, CT 06103. There is no stated term of office for Trustees or officers of the Trust.
Independent Trustees
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Burke, Donald C. YOB: 1960 Served Since: 2017 100 Portfolios	Private investor (since 2009). Formerly, President and Chief Executive Officer, BlackRock U.S. Funds (2007 to 2009); Managing Director, BlackRock, Inc. (2006 to 2009); and Managing Director, Merrill Lynch Investment Managers (1990 to 2006).	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since May 2023), Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II and Virtus Diversified Income & Convertible Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2014), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director, Avista Corp. (energy company) (since 2011); Trustee, Goldman Sachs Fund Complex (2010 to 2014); and Director, BlackRock Luxembourg and Cayman Funds (2006 to 2010).
Cogan, Sarah E. YOB: 1956 Served Since: 2022 97 Portfolios	Retired Partner, Simpson Thacher & Bartlett LLP (“STB”) (law firm) (since 2019); Director, Girl Scouts of Greater New York (since 2016); Trustee, Natural Resources Defense Council, Inc. (since 2013); and formerly, Partner, STB (1989 to 2018).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2019), PIMCO Closed-End Funds* (30 portfolios).
DeCotis, Deborah A. YOB: 1952 Served Since: 2022 97 Portfolios	Director, Cadre Holdings Inc. (since 2022); Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); Member, Council on Foreign Relations (since 2013); and Trustee, Smith College (since 2017). Formerly, Director, Watford Re (2017 to 2021); Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005 to 2015); and Trustee, Stanford University (2010 to 2015).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios) and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), and Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Diversified Income & Convertible Fund; Trustee (since 2014), Virtus Investment Trust (13 portfolios); Trustee (since 2011), Virtus Strategy Trust (8 portfolios); Trustee (since 2011), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; and Trustee (since 2011), PIMCO Closed-End Funds* (30 portfolios).
65

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Drummond, F. Ford YOB: 1962 Served Since: 2022 97 Portfolios	President (since 1998), F.G. Drummond Ranches, Inc.; and Director (since 2015), Texas and Southwestern Cattle Raisers Association. Formerly Chairman, Oklahoma Nature Conservancy (2019 to 2020); Trustee (since 2014), Frank Phillips Foundation; Trustee (since 2008), Oklahoma Nature Conservancy; Board Member (2006 to 2020) and Chairman (2016 to 2018), Oklahoma Water Resources Board; Director (1998 to 2008), The Cleveland Bank; and General Counsel (1998 to 2008), BMIHealth Plans (benefits administration).	Trustee (since 2022) and Advisory Board Member (2021 to 2022), Virtus Alternative Solutions Trust (4 portfolios), Virtus Mutual Fund Family (50 portfolios), and Virtus Variable Insurance Trust (8 portfolios); Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund®VL, and Virtus Event Opportunities Trust (2 portfolios); Advisory Board Member (February 2021 to June 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2021), Virtus Global Multi-Sector Income Fund; Director (since 2021), Virtus Total Return Fund Inc.; Trustee (since 2019), Virtus Artificial Intelligence & Technology Opportunities Fund; Trustee (since 2017), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2015), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2014), Virtus Strategy Trust (8 portfolios); Director (since 2011), Bancfirst Corporation; and Trustee (since 2006), Virtus Investment Trust (13 portfolios).
Harris, Sidney E. YOB: 1949 Served Since: 2017 90 Portfolios	Private Investor (since 2021); Dean Emeritus (since 2015), Professor (2015 to 2021 and 1997 to 2014), and Dean (1997 to 2004), J. Mack Robinson College of Business, Georgia State University.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2019), Mutual Fund Directors Forum; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Trustee (2013 to 2020) and Honorary Trustee (since 2020), KIPP Metro Atlanta; Director (1999 to 2019), Total System Services, Inc.; Trustee (2004 to 2017), RidgeWorth Funds; Chairman (2012 to 2017), International University of the Grand Bassam Foundation; Trustee (since 2012), International University of the Grand Bassam Foundation; and Trustee (2011 to 2015), Genspring Family Offices, LLC.
Mallin, John R. YOB: 1950 Served Since: 2017 90 Portfolios	Partner/Attorney (since 2003), McCarter & English LLP (law firm) Real Property Practice Group; and Member (2014 to 2022), Counselors of Real Estate.	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016), Virtus Mutual Fund Family (50 portfolios) and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2019), 1892 Club, Inc. (non-profit); Director (2013 to 2020), Horizons, Inc. (non-profit); and Trustee (since 1999), Virtus Variable Insurance Trust (8 portfolios).
66

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
McDaniel, Connie D. YOB: 1958 Served Since: 2017 97 Portfolios	Retired (since 2013). Vice President, Chief of Internal Audit, Corporate Audit Department (2009 to 2013); Vice President, Global Finance Transformation (2007 to 2009); and Vice President and Controller (1999 to 2007), The Coca-Cola Company.	Trustee (since May 2023) and Advisory Board Member (May 2023), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Dividend, Interest & Premium Strategy Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Director (since 2019), Global Payments Inc.; Chairperson (since 2021), Governance & Nominating Committee, Global Payments Inc; Trustee (since 2017), Virtus Mutual Fund Family (50 portfolios), Virtus Variable Insurance Trust (8 portfolios), and Virtus Alternative Solutions Trust (4 portfolios); Director (since 2021), North Florida Land Trust; Director (2014 to 2019), Total System Services, Inc.; Member (2011 to 2022) and Chair (2014 to 2016), Georgia State University, Robinson College of Business Board of Advisors; and Trustee (2005 to 2017), RidgeWorth Funds.
McLoughlin, Philip YOB: 1946 Served Since: 2002 100 Portfolios	Private investor since 2010.	Trustee and Chairman (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee and Chairman (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee and Chairman (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Chairman (since 2023) and Trustee (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund and Virtus Dividend, Interest & Premium Strategy Fund; Chairman (since 2023), Trustee (since 2022) and Advisory Board Member (2021), Virtus Convertible & Income 2024 Target Term Fund and Virtus Convertible & Income Fund; Director and Chairman (since 2016), Virtus Total Return Fund Inc.; Director and Chairman (2016 to 2019), the former Virtus Total Return Fund Inc.; Director and Chairman (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and Chairman (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Trustee and Chairman (since 2011), Virtus Global Multi-Sector Income Fund; Chairman and Trustee (since 2003), Virtus Variable Insurance Trust (8 portfolios); Director (since 1995), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); Director (1991 to 2019) and Chairman (2010 to 2019), Lazard World Trust Fund (closed-end investment firm in Luxembourg); and Trustee (since 1989) and Chairman (since 2002), Virtus Mutual Fund Family (50 portfolios).
McNamara, Geraldine M. YOB: 1951 Served Since: 2002 100 Portfolios	Private investor (since 2006); and Managing Director, U.S. Trust Company of New York (1982 to 2006).	Trustee (since May 2023) and Advisory Board Member (January 2023 to May 2023), Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2023), Virtus Artificial Intelligence & Technology Opportunities Fund and Virtus Equity & Convertible Income Fund; Advisory Board Member (since 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Director (2020 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Director (since 2020), Virtus Total Return Fund Inc.; Trustee (since 2020), Virtus Global Multi-Sector Income Fund; Trustee (since 2016) Virtus Alternative Solutions Trust (4 portfolios); Trustee (since 2015), Virtus Variable Insurance Trust (8 portfolios); Director (since 2003), closed-end funds managed by Duff & Phelps Investment Management Co. (3 funds); and Trustee (since 2001), Virtus Mutual Fund Family (50 portfolios).
67

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Year of Birth, Length of Time Served and Number of Portfolios in Fund Complex Overseen by Trustee	Principal Occupation(s) During Past 5 Years	Other Directorships Held by Trustee During Past 5 Years
Walton, R. Keith YOB: 1964 Served Since: 2020 97 Portfolios	Senior Adviser (since 2022), Brightwood Capital LLC; Venture and Operating Partner (2020 to 2021), Plexo Capital, LLC; Venture Partner (2019 to 2020) and Senior Adviser (2018 to 2019), Plexo, LLC; and Partner (since 2006), Global Infrastructure Partners. Formerly, Managing Director (2020 to 2021), Lafayette Square Holding Company LLC; Senior Adviser (2018 to 2019), Vatic Labs, LLC; Executive Vice President, Strategy (2017 to 2019), Zero Mass Water, LLC; and Vice President, Strategy (2013 to 2017), Arizona State University.	Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income 2024 Target Term Fund; Trustee (since 2023) and Advisory Board Member (2022 to 2023), Virtus Convertible & Income Fund II and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2022) and Advisory Board Member (January 2022 to July 2022), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income Fund and Virtus Equity & Convertible Income Fund; Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2022), Virtus Diversified Income & Convertible Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (since 2017), certain funds advised by Bessemer Investment Management LLC; Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (2006 to 2019), Systematica Investments Limited Funds; Director (2006 to 2017), BlueCrest Capital Management Funds; Trustee (2014 to 2017), AZ Service; Director (since 2004), Virtus Total Return Fund Inc.; and Director (2004 to 2019), the former Virtus Total Return Fund Inc.
Zino, Brian T. YOB: 1952 Served Since: 2020 97 Portfolios	Retired. Various roles (1982 to 2009), J. & W. Seligman & Co. Incorporated, including President (1994 to 2009).	Trustee (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Trustee (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee (since 2022) and Advisory Board Member (2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Trustee (since 2020) Virtus Alternative Solutions Trust (4 portfolios), Virtus Variable Insurance Trust (8 portfolios) and Virtus Mutual Fund Family (50 portfolios); Director (2016 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee (since 2016), Virtus Global Multi-Sector Income Fund; Director (since 2014), Virtus Total Return Fund Inc.; Director (2014 to 2019), the former Virtus Total Return Fund Inc.; Trustee (since 2011), Bentley University; Director (1986 to 2009) and President (1994 to 2009), J&W Seligman Co. Inc.; Director (1998 to 2009), Chairman (2002 to 2004) and Vice Chairman (2000 to 2002), ICI Mutual Insurance Company; Member, Board of Governors of ICI (1998 to 2008).
* PIMCO Closed-End Funds are not part of the Virtus’ Fund Complex: PCM Fund, Inc.; PIMCO Access Income Fund; PIMCO California Flexible Municipal Income Fund; PIMCO California Municipal Income Fund; PIMCO California Municipal Income Fund II; PIMCO California Municipal Income Fund Ill; PIMCO Corporate & Income Strategy Fund; PIMCO Corporate & Income Opportunity Fund; PIMCO Dynamic Income Fund; PIMCO Dynamic Income Opportunities Fund; PIMCO Dynamic Income Strategy Fund; PIMCO Flexible Credit Income Fund; PIMCO Flexible Emerging Markets Income Fund; PIMCO Flexible Municipal Income Fund; PIMCO Global StocksPLUS® & Income Fund; PIMCO High Income Fund; PIMCO Income Strategy Fund; PIMCO Income Strategy Fund II; PIMCO Managed Accounts Trust (5 portfolios); PIMCO Municipal Income Fund; PIMCO Municipal Income Fund II; PIMCO Municipal Income Fund III; PIMCO New York Municipal Income Fund; PIMCO New York Municipal Income Fund II; PIMCO New York Municipal Income Fund Ill; and PIMCO Strategic Income Fund, Inc.
68

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Interested Trustee
Name, Year of Birth, Length of Time Served and Number of Funds Overseen	Principal Occupation(s) During Past 5 Years	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Trustee
Aylward, George R.* Trustee and President YOB: 1964 Served Since: 2006 104 Portfolios	Director, President and Chief Executive Officer (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries, and various senior officer positions with Virtus affiliates (since 2005).	Director (since 2023), Stone Harbor Investment Funds plc (21 sub-funds), Stone Harbor Global Funds plc (27 sub-funds), and Virtus Global Funds ICAV (5 portfolios); Trustee, President and Chief Executive Officer (since 2022), Virtus Stone Harbor Emerging Markets Income Fund; Trustee (2022 to 2023), Virtus Stone Harbor Emerging Markets Total Income Fund; Member, Board of Governors of the Investment Company Institute (since 2021); Trustee and President (since 2021), The Merger Fund®, The Merger Fund® VL, Virtus Event Opportunities Trust (2 portfolios), Virtus Investment Trust (13 portfolios) and Virtus Strategy Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2021), Virtus Artificial Intelligence & Technology Opportunities Fund, Virtus Convertible & Income 2024 Target Term Fund, Virtus Convertible & Income Fund, Virtus Convertible & Income Fund II, Virtus Diversified Income & Convertible Fund, Virtus Equity & Convertible Income Fund, and Virtus Dividend, Interest & Premium Strategy Fund; Chairman and Trustee (since 2015), Virtus ETF Trust II (6 portfolios); Director, President and Chief Executive Officer (2014 to 2021), Duff & Phelps Select MLP and Midstream Energy Fund Inc.; Trustee and President (since 2013), Virtus Alternative Solutions Trust (4 portfolios); Director (since 2013), Virtus Global Funds, plc (5 portfolios); Trustee (since 2012) and President (since 2010), Virtus Variable Insurance Trust (8 portfolios); Trustee, President and Chief Executive Officer (since 2011), Virtus Global Multi-Sector Income Fund; Trustee and President (since 2006) and Executive Vice President (2004 to 2006), Virtus Mutual Fund Family (50 portfolios); Director, President and Chief Executive Officer (since 2006), Virtus Total Return Fund Inc.; and Director, President and Chief Executive Officer (2006 to 2019), the former Virtus Total Return Fund Inc.
*Mr. Aylward is an “interested person,” as defined in the 1940 Act, by reason of his position as President and Chief Executive Officer of Virtus Investment Partners, Inc. (“Virtus”), the ultimate parent company of the Adviser, and various positions with its affiliates, including the Adviser.
Officers of the Trust Who Are Not Trustees
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Batchelar, Peter J. YOB: 1970	Senior Vice President (since 2017), and Vice President (2008 to 2016).	Senior Vice President, Product Development (since 2017), Vice President, Product Development (2008 to 2017), and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Bradley, W. Patrick YOB: 1972	Executive Vice President (since 2016); Senior Vice President (2013 to 2016); Vice President (2011 to 2013); Chief Financial Officer and Treasurer (since 2006).	Executive Vice President, Fund Services (since 2016), Senior Vice President, Fund Services (2010 to 2016) and various officer positions (since 2004), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Director (since 2023), Stone Harbor Investment Funds plc and Stone Harbor Global Funds plc; Director (since 2019), Virtus Global Funds ICAV; Director (since 2013), Virtus Global Funds, plc; various officer positions (since 2006) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Member (since 2022), BNY Mellon Asset Servicing Client Advisory Board.
Branigan, Timothy YOB: 1976	Vice President and Fund Chief Compliance Officer (since 2022); Assistant Vice President and Deputy Fund Chief Compliance Officer (March to May 2022); and Assistant Vice President and Assistant Chief Compliance Officer (2021 to 2022).	Various officer positions (since 2019) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Chisolm, Daphne YOB: 1969	Vice President, Counsel and Assistant Secretary (since 2023).	Vice President and Senior Counsel (since 2023), Virtus Investment Partners, Inc.; Attorney at Law engaged in private practice as a solo practitioner (2018 to 2023); and various officer positions (since 2023) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
69

FUND MANAGEMENT TABLES (Unaudited) (Continued)
Name, Address and Year of Birth	Position(s) Held with Trust and Length of Time Served	Principal Occupation(s) During Past 5 Years
Fromm Jennifer YOB: 1973	Chief Legal Officer, Counsel and Secretary (since 2023); Vice President (since 2017); and Assistant Secretary (2008 to 2022).	Vice President (since 2016) and Senior Counsel, Legal (since 2007) and various officer positions (since 2008), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; various officer positions (since 2008) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Griswold, Heidi YOB: 1973	Vice President (since 2017).	Vice President, Head of Transfer Agent & Servicing, Mutual Fund Services (since 2018), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and Vice President (since 2016) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Hackett, Amy YOB: 1968	Vice President and Assistant Treasurer (since 2017).	Vice President (since 2010) and Assistant Vice President (2007 to 2010), Fund Services, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2007) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Krishnan, Suneeta YOB: 1965	Vice President and Assistant Treasurer (since 2018); and Assistant Treasurer (2013 to 2018).	Vice President (since 2017) and Assistant Treasurer (since 2007), Mutual Fund Administration, Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2009) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Lowe, Benjamin YOB: 1978	Vice President, Controller and Assistant Treasurer (since 2021); and Vice President and Assistant Treasurer (2018 to 2021).	Vice President, Fund Services (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; and various officer positions (since 2018) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.
Martin, David YOB: 1959	Anti-Money Laundering Compliance Officer (since 2017).	Vice President, Compliance – Broker/Dealer (since 2009), Virtus Investment Partners, Inc.; and Vice President and Chief Compliance Officer of certain Virtus subsidiaries (since 2004).
Rahman, Mahmood YOB: 1967	Assistant Vice President (since 2021).	Vice President (since 2023), Tax Director (since 2020) and Assistant Vice President (2020 to 2023), Fund Administration, Virtus Investment Partners, Inc.; Assistant Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Assistant Treasurer and Tax Director, Grantham, Mayo, Van Otterloo & Co. LLC (2007 to 2019).
Short, Julia R. YOB: 1972	Senior Vice President (since 2017).	Senior Vice President, Product Development (since 2017), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Senior Vice President (since 2017) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Managing Director, Product Manager, RidgeWorth Investments (2004 to 2017).
Smirl, Richard W. YOB: 1967	Executive Vice President (since 2021).	Chief Operating Officer (since 2021), Virtus Investment Partners, Inc.; Executive Vice President (since 2021), Virtus Investment Partners, Inc. and/or certain of its subsidiaries; Executive Vice President (since 2021) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; Chief Operating Officer (2018 to 2021), Russell Investments; Executive Director (Jan. to July 2018), State of Wisconsin Investment Board; and Partner and Chief Operating Officer (2004 to 2018), William Blair Investment Management.
Suss, Amanda YOB: 1969	Vice President, Controller and Assistant Treasurer (since 2022).	Vice President and Controller (since 2022), Mutual Fund Administration and Financial Reporting, Virtus Investment Partners, Inc.; Vice President, Controller and Assistant Treasurer (since 2022) of various registered funds advised by subsidiaries of Virtus Investment Partners, Inc.; and Senior Finance Associate (2011 to 2022), Stone Harbor Investment Partners LP.
70

Virtus Silvant Large-Cap Growth Stock Fund (the “Fund”),
a series of Virtus Asset Trust
(Unaudited)
Supplement dated December 15, 2023 to the Statement of
Additional Information (“SAI”) dated April 28, 2023, as supplemented
IMPORTANT NOTICE TO INVESTORS
Effective January 1, 2024, the Fund’s investment adviser, Virtus Fund Advisers, LLC, will implement new expense limitation arrangements to further limit the Fund’s expenses. The resulting change to the Fund’s SAI is described in more detail below.
In the table on page 96 of the Fund’s SAI, the row corresponding to the Fund will be replaced with the following:
Fund	Class A	Class C	Class I	Class R6
Virtus Silvant Large-Cap Growth Stock Fund(*)	1.03%	N/A	0.77%	0.72%
(*) Contractual through April 30, 2025.
Investors should retain this supplement with the SAI for future reference.
VAT 8622B Silvant LCG Expense Cap Reduction (12/23)

Virtus Zevenbergen Innovative Growth Stock Fund,
a series of Virtus Asset Trust
(Unaudited)
Supplement dated October 24, 2023 to the Summary Prospectus, and the Virtus Asset Trust
Statutory Prospectus and Statement of Additional Information (“SAI”),
each dated April 28, 2023, as supplemented
IMPORTANT NOTICE TO INVESTORS
Zevenbergen Capital Investments LLC has announced that, effective December 31, 2023, Brooke de Boutray, CFA will retire and consequently step down from her role as a portfolio manager for the Virtus Zevenbergen Innovative Growth Stock Fund (the “Fund”). There will be no changes to the investment process for the Fund, which is team oriented. The Prospectuses and SAI will be updated as appropriate at the time of the transition.
Investors should retain this supplement with the Prospectuses and SAI for future reference.
VAT 8622/Zevenbergen PM Announcement (10/2023)

VIRTUS ASSET TRUST
101 Munson Street
Greenfield, MA 01301-9668
Trustees
Philip R. McLoughlin, Chairman
George R. Aylward
Donald C. Burke
Deborah A. DeCotis
F. Ford Drummond
Sidney E. Harris
John R. Mallin
Connie D. McDaniel
Geraldine M. McNamara
R. Keith Walton
Brian T. Zino
Principal Officers
George R. Aylward, President
Peter Batchelar, Senior Vice President
W. Patrick Bradley, Executive Vice President, Chief Financial Officer and Treasurer
Timothy Branigan, Vice President and Fund Chief Compliance Officer
Jennifer Fromm, Vice President, Chief Legal Officer, Counsel and Secretary
Julia R. Short, Senior Vice President
Richard W. Smirl, Executive Vice President
Investment Adviser
Virtus Fund Advisers, LLC
One Financial Plaza
Hartford, CT 06103-2608
Principal Underwriter
VP Distributors, LLC
One Financial Plaza
Hartford, CT 06103-2608
Administrator and Transfer Agent
Virtus Fund Services, LLC
One Financial Plaza
Hartford, CT 06103-2608
Custodian
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286-1048
Independent Registered Public
Accounting Firm
PricewaterhouseCoopers LLP
2001 Market Street
Philadelphia, PA 19103-7042
How to Contact Us
Mutual Fund Services	1-800-243-1574
Adviser Consulting Group	1-800-243-4361
Website	Virtus.com

Important Notice to Shareholders
The Securities and Exchange Commission has modified mailing regulations for semiannual and annual shareholder fund reports to allow mutual fund companies to send a single copy of these reports to shareholders who share the same mailing address. If you would like additional copies, please call Mutual Fund Services at 1-800-243-1574.

P.O. Box 534470
Pittsburgh, PA 15253-4470
For more information about Virtus Funds,
please contact us at 1-800-243-1574, or visit Virtus.com.
8635	02-24

(b)	Not applicable.

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics described in Item 2(b) of the instructions for completion of Form N-CSR. A copy of the currently applicable code is included as an exhibit.

(d)

The registrant has not granted any waivers, during the period covered by this report, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of the instructions for completion of this Item.

Item 3.	Audit Committee Financial Expert.

(a)(1)	The Registrant’s Board of Trustees has determined that the Registrant has an “audit committee financial expert” serving on its Audit Committee.

(a)(2)

The Registrant’s Board of Trustees has determined that each of Connie D. McDaniel, Donald C. Burke and Brian T. Zino possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.” Each such individual is an “independent” trustee pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

(a)(3)	Not applicable.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $384,917 for 2023 and $375,529 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $30,820 for 2023 and $20,438 for 2022. Such audit-related fees include out of pocket expenses and system conversion fees.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $52,593 for 2023 and $124,806 for 2022.

“Tax Fees” are those primarily associated with review of the Trust’s tax provision and qualification as a regulated investment company (RIC) in connection with audits of the Trust’s financial statement, review of year-end distributions by the Fund to avoid excise tax for the Trust, periodic discussion with management on tax issues affecting the Trust, and reviewing and signing the Fund’s federal income tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2023 and $0 for 2022.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Virtus Asset Trust (the “Fund”) Board has adopted policies and procedures with regard to the pre-approval of services provided by its independent auditors. Audit, audit-related and tax compliance services provided to the Fund on an annual basis require specific pre-approval by the Audit Committee. The Audit Committee must also approve other non-audit services provided to the Fund and those non-audit services provided to the Fund’s Affiliated Service Providers that relate directly to the operations and financial reporting of the Fund. Certain of these non-audit services that the Audit Committee believes are a) consistent with the SEC’s auditor independence rules and b) routine and recurring services that will not impair the independence of the independent auditors may be approved by the Audit Committee without consideration on a specific case-by-case basis (“general pre-approval”).

The Audit Committee has determined that the Chair of the Audit Committee may provide pre-approval for such services that meet the above requirements but are not included in the general pre-approval in the event such approval is sought between regularly scheduled meetings. In any event, the Audit Committee is informed of, and ratifies, each service approved at the next regularly scheduled in-person Audit Committee meeting.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0%

(c) 0%

(d) N/A

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $83,413 for 2023 and $145,244 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

Disclosure not required for open-end management investment companies.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Disclosure not required for open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Disclosure not required for open-end management investment companies.

Item 13.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(2)(1)	Not applicable.

(a)(2)(2)	There was no change in the Registrant’s independent public accountant during the period covered by the report.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Virtus Asset Trust

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/29/2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ George R. Aylward
George R. Aylward, President
(principal executive officer)

Date 2/29/2024

By (Signature and Title)*	/s/ W. Patrick Bradley
W. Patrick Bradley, Executive Vice President,
Chief Financial Officer and Treasurer
(principal financial officer)

Date 2/29/2024

*	Print the name and title of each signing officer under his or her signature.